UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 1−K

ANNUAL REPORT PURSUANT TO REGULATION A
OF THE SECURITIES ACT OF 1933

For the fiscal year ended December 31, 2022

Otis Gallery LLC
(Exact name of issuer as specified in its charter)

Delaware	37-1921598
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6 Harrison Street, 5th Floor, New York, NY 10013
(Full mailing address of principal executive offices)

201-479-4408
(Issuer’s telephone number, including area code)

Series #KW, Series Drop 002, Series Drop 003, Series Drop 004, Series Drop 005, Series Drop 008, Series Drop 009, Series Drop 010, Series Gallery Drop 011, Series Gallery Drop 012, Series Gallery Drop 013, Series Gallery Drop 014, Series Gallery Drop 015, Series Gallery Drop 016, Series Gallery Drop 017, Series Gallery Drop 018, Series Gallery Drop 019, Series Gallery Drop 020, Series Gallery Drop 021, Series Gallery Drop 022, Series Gallery Drop 023, Series Gallery Drop 024, Series Gallery Drop 025, Series Gallery Drop 026, Series Gallery Drop 027, Series Gallery Drop 028, Series Gallery Drop 029, Series Gallery Drop 030, Series Gallery Drop 031, Series Gallery Drop 032, Series Gallery Drop 033, Series Gallery Drop 034, Series Gallery Drop 035, Series Gallery Drop 036, Series Gallery Drop 037, Series Gallery Drop 038, Series Gallery Drop 039, Series Gallery Drop 040, Series Gallery Drop 041, Series Gallery Drop 042, Series Gallery Drop 043, Series Gallery Drop 044, Series Gallery Drop 045, Series Gallery Drop 046, Series Gallery Drop 047, Series Gallery Drop 048, Series Gallery Drop 049, Series Gallery Drop 050, Series Gallery Drop 051, Series Gallery Drop 052, Series Gallery Drop 053, Series Gallery Drop 054, Series Gallery Drop 055, Series Gallery Drop 056, Series Gallery Drop 057, Series Gallery Drop 058, Series Gallery Drop 059, Series Gallery Drop 060, Series Gallery Drop 061, Series Gallery Drop 062, Series Gallery Drop 063, Series Gallery Drop 064, Series Gallery Drop 065, Series Gallery Drop 066, Series Gallery Drop 067, Series Gallery Drop 068, Series Gallery Drop 069, Series Gallery Drop 070, Series Gallery Drop 071, Series Gallery Drop 072, Series Gallery Drop 073, Series Gallery Drop 074, Series Gallery Drop 075, Series Gallery Drop 076, Series Gallery Drop 077, Series Gallery Drop 078, Series Gallery Drop 079, Series Gallery Drop 080, Series Gallery Drop 082, Series Gallery Drop 083, Series Gallery Drop 086, Series Gallery Drop 089, Series Gallery Drop 091, Series Gallery Drop 093, Series Gallery Drop 094, Series Gallery Drop 095, Series Gallery Drop 096, Series Gallery Drop 097, Series Gallery Drop 098, Series Gallery Drop 099, Series Gallery Drop 100, Series Gallery Drop 101, Series Gallery Drop 102, Series Gallery Drop 103, Series Gallery Drop 104, Series Gallery Drop 105, Series Gallery Drop 107, Series Gallery Drop 108, Series Gallery Drop 109, Series Gallery Drop 110, Series Gallery Drop 111, Series Gallery Drop 112, Series Gallery Drop 113, Series Gallery Drop 114, Series Gallery Drop 115, Series Gallery Drop 116, Series Gallery Drop 117, Series Gallery Drop 119, Series Gallery Drop 121, Series Gallery Drop 122, Series Gallery Drop 123

(Title of each class of securities issued pursuant to Regulation A)

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
The information contained in this report includes some statements that are not historical and that are considered “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of our company, Public, our manager, each series of our company and the Public Platform; and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations). These forward-looking statements express our manager’s expectations, hopes, beliefs, and intentions regarding the future. In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this report are based on current expectations and beliefs concerning future developments that are difficult to predict. Neither we nor our manager can guarantee future performance, or that future developments affecting our company, Public, our manager or the Public Platform will be as currently anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.
All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
ii

ITEM 1. BUSINESS
Overview
Since its formation in December 2018, Otis Gallery LLC, a Delaware series limited liability company (“we,” “us,” “our” or “our company”), has been engaged primarily in acquiring and managing a collection of investment-grade art and collectibles (the “underlying assets”). Otis Wealth, Inc. is the manager of our company (our “manager”) and serves as the asset manager for the underlying assets owned by our company. Our manager is a wholly owned subsidiary of Public Holdings, Inc. (“Public”). We acquired the underlying assets from consignors using cash or from our manager financed through promissory notes issued to our manager, and our manager developed the financial, offering and other materials to offer membership interests (“interests”) in series of our company (each, a “series”) through the mobile app-based investment platform called Otis (the “Otis Platform”). We offered and sold interests in a number of separate individual series, and investors in any series acquired a proportional share of income and liabilities as they pertain to a particular series. The sole asset of any given series at the time of an offering was the underlying asset related to such series (plus any cash reserves for future operating expenses), and the sole liability of any given series at the time of an offering was the promissory note related to the acquisition of such underlying asset if such asset was acquired from our manager. We conducted separate closings with respect to each offering. See the offering statement filed with the Securities and Exchange Commission (the “Commission”) on Form 1-A (as amended and supplemented, the “Offering Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), for additional details regarding our offerings.
Public operates the web- and mobile app-based platform called Public (the “Public Platform”) and launched an interface on the Public Platform that enables investors to buy and sell their holdings via the Public Private Execution Network Alternative Trading System (the “PPEX ATS”) operated by North Capital Private Securities Corporation (“North Capital”). As of the date hereof, the PPEX ATS is the sole trading platform approved by our manager for secondary transfers of our interests (for the avoidance of doubt, transfers may occur outside of a trading platform). We will notify interest holders of approval of any additional trading platform(s) by making a filing with the Commission of the type applicable as of the time such change is made and by sending an email message or a message through the Public Platform, or by posting a message on the Public website.
Our manager believes that alternative assets have been a cornerstone of wealth accumulation. However, barriers are high, and quality access has been limited to a tiny fraction of our global economy. Our manager believes that those who do have access to top-quality alternative investments are faced with a lack of transparency, operational overhead and high minimums and fees from established gatekeepers. The costs for investing in this asset class are high and transaction volumes are low, with few options for liquidity, resulting in longer holding periods. As a result, the opportunity to build wealth remains inaccessible.
The Public Platform enables our proposed solution to this problem. Our manager is creating a marketplace for investment-grade art and collectibles and expanding asset classes into other alternative asset classes such as real estate, wine, precious metals and culture (movies, music royalties, etc.), through one or more affiliated issuers. The goal is to unlock every type of alternative asset and give investors true uncorrelated diversification.
History and Structure
Our company is a series limited liability company formed on December 18, 2018 pursuant to Section 18-215 of the Delaware Limited Liability Company Act (the “LLC Act”).
As a series limited liability company, title to our underlying assets will be held by, or for the benefit of, the applicable series. We intend that each series will own its own underlying assets, which will be works of art or other collectibles.

Section 18-215(b) of the LLC Act provides that, if certain conditions are met (including that certain provisions are in the formation and governing documents of the series limited liability company, and if the records maintained for any such series account for the assets associated with such series separately from the assets of the limited liability company, or any other series), then the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable only against the assets of such series and not against the assets of the limited liability company generally or any other series. As such, the assets of a series include only the work(s) of art or other collectible(s) associated with that series and other related assets (e.g., cash reserves).
Impact of Coronavirus Pandemic
In December 2019, COVID-19 was reported in Wuhan, China. COVID-19 spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. The continuing impact and effects of the COVID-19 pandemic on the operation and financial performance of our company are unknown. However, our company currently does not expect the COVID-19 pandemic to have a material adverse effect on the business or financial results at this time.
Series Offering Table
The table below shows key information related to the offering of each series that was done pursuant to Regulation A of the Securities Act. Please also refer to “—The Underlying Assets” below for further details.
Series Name	Underlying Asset(s)	Offering Price per Interest	Maximum Offering Size	Subscribed Membership Interests(1)(2)	Initial Qualification Date(3)	Open Date(4)	Closing Date	Status(5)
Series #KW	2018 Saint Jerome Hearing the Trumpet of Last Judgement painting by Kehinde Wiley	$25.00	$250,000	10,000	07/17/19	Unavail.	11/27/19	Closed
Series Drop 002	Nike MAG Back to the Future (2016) sneakers	$33.00	$33,000	1,000	11/22/19	Unavail.	04/13/20	Sold
Series Drop 003	The Incredible Hulk #181 comic	$35.00	$35,000	1,000	11/22/19	Unavail.	03/18/20	Closed
Series Drop 004	Collection of Supreme skate decks (select limited-edition artist collaborations)	$47.00	$47,000	1,000	11/22/19	Unavail.	03/11/20	Sold
Series Drop 005	2018 DOB and Arrows: Patchworks Skulls painting by Takashi Murakami and Virgil Abloh	$76.00	$95,000	1,250	11/22/19	Unavail.	03/06/20	Closed
Series Drop 008	2019 series of commissioned paintings by fnnch	$40.00	$32,000	800	11/22/19	Unavail.	03/17/20	Sold
Series Drop 009	2012 Gone and Beyond painting by Kaws	$100.00	$325,000	3,250	11/22/19	Unavail.	10/02/20	Sold
Series Drop 010	Collection of Nike SB Dunks sneakers	$25.00	$25,000	1,000	11/22/19	Unavail.	03/06/20	Sold
Series Gallery Drop 011	2019 commissioned painting by Shelby and Sandy	$25.00	$20,000	800	01/16/20	Unavail.	05/21/20	Closed
Series Gallery Drop 012	2011 Love Is What You Want neon sculpture by Tracey Emin	$75.00	$150,000	2,000	01/16/20	Unavail.	08/24/20	Closed

Series Gallery Drop 013	2019 Grey Selenite Newspaper Machine sculpture by Daniel Arsham	$60.00	$90,000	1,500	01/16/20	Unavail.	02/22/21	Closed
Series Gallery Drop 014	Collection of 1985 Jordan 1 OG sneakers	$33.00	$33,000	1,000	01/16/20	Unavail.	04/21/20	Sold
Series Gallery Drop 015	Collection of Supreme skate decks – Bundle II	$27.00	$27,000	1,000	01/16/20	Unavail.	04/03/20	Sold
Series Gallery Drop 016	Collection of Nike and Adidas Yeezy sneakers	$21.00	$21,000	1,000	03/31/20	Unavail.	06/01/20	Sold
Series Gallery Drop 017	2017 Colorbar Constellation 6 painting by Derrick Adams	$54.00	$54,000	1,000	03/31/20	Unavail.	10/16/20	Closed
Series Gallery Drop 018	Tomb of Dracula #10 comic	$25.00	$12,000	480	05/29/20	Unavail.	08/14/20	Closed
Series Gallery Drop 019	2020 CHROMADYNAMICA MSS painting by Felipe Pantone	$30.00	$22,500	750	06/11/20	Unavail.	08/18/20	Sold
Series Gallery Drop 020	X-Men #1 comic	$75.00	$136,500	–	06/11/20	Unavail.	09/30/20	Sold
Series Gallery Drop 021	Collection of artist collaboration Nike sneakers	$25.00	$27,500	1,100	06/11/20	Unavail.	11/04/20	Sold
Series Gallery Drop 022	Collection of Nike Air Jordan 1 sneakers	$32.00	$32,000	1,000	06/11/20	Unavail.	08/14/20	Sold
Series Gallery Drop 023	2019 Cape Woman painting by Katherine Bradford	$19.00	$19,000	1,000	06/24/20	Unavail.	10/23/20	Sold
Series Gallery Drop 024	Fantastic Four #52 comic	$24.00	$24,000	1,000	06/24/20	Unavail.	08/17/20	Sold
Series Gallery Drop 025	2018 No. 90 painting by Derek Fordjour	$70.00	$70,000	–	06/24/20	Unavail.	12/15/20	Sold
Series Gallery Drop 026	Avengers #1 comic	$50.00	$100,000	2,000	06/24/20	Unavail.	09/14/20	Sold
Series Gallery Drop 027	Teenage Mutant Ninja Turtles #1 comic	$12.50	$62,500	–	07/20/20	Unavail.	09/15/20	Sold

Series Gallery Drop 028	Nike SB Dunk Low “Freddy Krueger” sneakers	$10.00	$20,000	2,000	07/20/20	Unavail.	11/20/20	Sold
Series Gallery Drop 029	Collection of Travis Scott collaboration Nike sneakers	$11.00	$55,000	5,000	07/20/20	Unavail.	11/06/20	Sold
Series Gallery Drop 030	2020 A Perfect Trade painting by Cleon Peterson	$14.00	$28,000	2,000	08/18/20	Unavail.	12/01/20	Closed
Series Gallery Drop 031	2020 Sneakers, Computers, Capri Sun painting by Katherine Bernhardt	$24.00	$48,000	2,000	08/18/20	Unavail.	01/21/21	Closed
Series Gallery Drop 032	Super Mario Bros. 3 “Right” NES game	$1.00	$5,000	5,000	08/18/20	Unavail.	12/31/20	Sold
Series Gallery Drop 033	Collection of 1985 Nike Air Jordan I sneakers	$10.00	$24,000	2,400	08/18/20	Unavail.	01/28/21	Sold
Series Gallery Drop 034	2003 Police Car painting by Banksy	$20.00	$415,000	20,750	08/18/20	Unavail.	11/02/20	Closed
Series Gallery Drop 035	2020 Triptych: Medical Bill paintings by MSCHF	$20.00	$75,000	3,750	08/18/20	Unavail.	12/22/20	Sold
Series Gallery Drop 036	Collection of streetwear collaboration Nike sneakers	$10.00	$51,000	5,100	08/18/20	Unavail.	12/16/20	Sold
Series Gallery Drop 037	a collection of Nike Air Jordan sneakers	$10.00	$26,500	2,650	08/18/20	Unavail.	11/05/20	Sold
Series Gallery Drop 038	2003 LeBron James Topps Chrome #111 Refractor trading card	$10.00	$73,500	7,350	09/23/20	Unavail.	11/05/20	Sold
Series Gallery Drop 039	1985 Nike Air Jordan 1 TYPS PE sneakers	$10.00	$67,500	6,750	09/23/20	Unavail.	12/14/20	Closed
Series Gallery Drop 040	Collection of Nike Air Max sneakers	$10.00	$35,500	3,550	09/23/20	Unavail.	01/29/21	Sold
Series Gallery Drop 041	Dior Collaboration Nike Air Jordan 1 Low sneakers	$1.00	$5,500	5,500	09/23/20	Unavail.	12/16/20	Sold
Series Gallery Drop 042	Collection of Nike Air Jordan sneakers known as “Kobe 3/ 8 PE Pack”	$10.00	$21,000	2,100	09/23/20	Unavail.	12/01/20	Sold

Series Gallery Drop 043	Futura collaboration Nike SB Dunk High “FLOM” sneakers	$10.00	$67,000	6,700	11/10/20	Unavail.	01/22/21	Sold
Series Gallery Drop 044	Nike Air Jordan 1 High “‘Shattered Backboard’ Origin Story” sneakers	$10.00	$466,700	46,670	11/10/20	Unavail.	04/22/21	Closed
Series Gallery Drop 045	Complete set of 1986 Fleer basketball trading cards	$10.00	$230,000	–	11/10/20	Unavail.	01/19/21	Sold
Series Gallery Drop 046	2000 SP Authentic #118 Tom Brady rookie trading card	$10.00	$53,000	5,300	12/22/20	Unavail.	02/12/21	Closed
Series Gallery Drop 047	1981 Topps #216 Joe Montana rookie trading card	$10.00	$30,000	3,000	12/22/20	Unavail.	02/12/21	Sold
Series Gallery Drop 048	2011 Hermès 35cm So Black Birkin handbag	$10.00	$58,000	5,800	12/22/20	Unavail.	05/25/21	Closed
Series Gallery Drop 049	2003 SP Authentic Limited LeBron James #148 trading card	$10.00	$225,000	22,500	12/22/20	Unavail.	02/01/21	Closed
Series Gallery Drop 050	Zelda II: The Adventure of Link NES game	$10.00	$29,500	2,950	12/22/20	Unavail.	03/01/21	Sold
Series Gallery Drop 051	2009 Topps Chrome Stephen Curry #101 trading card	$10.00	$31,000	3,100	12/22/20	Unavail.	01/26/21	Closed
Series Gallery Drop 052	Pokémon Blue Game Boy game	$10.00	$10,000	1,000	12/22/20	Unavail.	01/12/21	Sold
Series Gallery Drop 053	Pokémon Yellow Game Boy game	$10.00	$79,500	7,950	12/22/20	Unavail.	04/08/21	Sold
Series Gallery Drop 054	Golf NES game	$10.00	$19,000	1,900	12/22/20	Unavail.	02/02/21	Sold
Series Gallery Drop 055	1999 Pokémon 1st Edition Shadowless Holo Blastoise #2 trading card	$10.00	$47,500	4,750	12/31/20	Unavail.	04/05/21	Sold
Series Gallery Drop 056	1999 Pokémon 1st Edition Shadowless Holo Mewtwo #10 trading card	$10.00	$21,200	2,120	12/31/20	Unavail.	02/09/21	Sold
Series Gallery Drop 057	1999 Pokémon 1st Edition Shadowless Holo Raichu #14 trading card	$10.00	$18,000	1,800	12/31/20	Unavail.	02/09/21	Sold

Series Gallery Drop 058	2012-13 National Treasures Anthony Davis RPA trading card	$10.00	$22,400	2,240	12/31/20	Unavail.	03/12/21	Sold
Series Gallery Drop 059	Super Mario Bros. NES game	$10.00	$77,600	7,760	12/31/20	Unavail.	03/09/21	Closed
Series Gallery Drop 060	Daredevil #1 comic	$10.00	$51,100	5,110	12/31/20	Unavail.	03/05/21	Sold
Series Gallery Drop 061	1999 Pokémon 1st Edition Shadowless Holo Venusaur #15 trading card	$10.00	$23,100	2,310	12/31/20	Unavail.	02/09/21	Sold
Series Gallery Drop 062	Tetris and Tetris II NES games	$10.00	$16,200	1,620	12/31/20	Unavail.	02/19/21	Sold
Series Gallery Drop 063	2002-03 Panini Futebol Portugal Cristiano Ronaldo #137 trading card	$10.00	$21,100	2,110	12/31/20	Unavail.	03/02/21	Closed
Series Gallery Drop 064	2004-05 Panini Megacracks La Liga Lionel Messi #71 trading card	$10.00	$33,700	3,370	12/31/20	Unavail.	03/01/21	Closed
Series Gallery Drop 065	1996 Topps Chrome Allen Iverson #171 Refractor trading card	$10.00	$21,100	2,110	02/02/21	Unavail.	03/23/21	Sold
Series Gallery Drop 066	2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading card	$10.00	$94,700	9,470	02/02/21	Unavail.	03/05/21	Closed
Series Gallery Drop 067	2003-04 SP Authentic Signatures #LJA LeBron James trading card	$10.00	$63,200	6,320	02/02/21	Unavail.	06/03/21	Sold
Series Gallery Drop 068	2007 Topps Chrome Kevin Durant #131 Refractor trading card	$10.00	$25,300	2,530	02/02/21	Unavail.	03/05/21	Sold
Series Gallery Drop 069	Emerging 15 Index: collection of 15 NBA Panini Prizm Silver trading cards	$10.00	$37,000	3,700	02/02/21	Unavail.	03/05/21	Sold
Series Gallery Drop 070	Contra NES game	$10.00	$32,800	3,280	02/22/21	Unavail.	04/05/21	Sold
Series Gallery Drop 071	2018 Panini Prizm Luka Doncic Prizm Mojo #280 trading card	$10.00	$78,900	7,890	02/22/21	Unavail.	03/25/21	Closed
Series Gallery Drop 072	2003 Exquisite Collection Noble Nameplates #LB LeBron James trading card	$10.00	$297,500	29,750	02/22/21	Unavail.	04/15/21	Sold

Series Gallery Drop 073	2003 SP Authentic Signatures #MJ Michael Jordan trading card	$10.00	$46,600	4,660	02/22/21	Unavail.	06/11/21	Sold
Series Gallery Drop 074	2018 Panini Prizm World Cup Kylian Mbappe Orange Prizm #80 trading card	$10.00	$22,000	2,200	02/22/21	Unavail.	03/25/21	Sold
Series Gallery Drop 075	2012 National Treasures Russell Wilson Rookie Signature Material Black #325 trading card	$10.00	$58,300	5,830	02/22/21	Unavail.	07/08/21	Sold
Series Gallery Drop 076	1996 Bowman’s Best Atomic Refractors Kobe Bryant #R23 trading card	$10.00	$58,300	5,830	02/22/21	Unavail.	04/27/21	Sold
Series Gallery Drop 077	1997 Brown’s Boxing Floyd Mayweather Jr. #51 trading card	$10.00	$38,800	3,880	02/22/21	Unavail.	04/05/21	Sold
Series Gallery Drop 078	1987 Converse Magic Johnson game-worn, signed sneakers	$10.00	$22,000	2,200	02/22/21	Unavail.	04/15/21	Sold
Series Gallery Drop 079	2012 National Treasures Kawhi Leonard #114 trading card	$10.00	$21,200	2,120	02/22/21	Unavail.	03/19/21	Sold
Series Gallery Drop 080	1972 Topps Julius Erving #195 trading card	$10.00	$15,800	1,580	02/22/21	Unavail.	03/19/21	Sold
Series Gallery Drop 081	1997 Metal Universe Precious Metal Gems Michael Jordan #23 trading card	$10.00	$505,300	–	02/22/21	Unavail.	09/30/21	Closed (Withdrawn)
Series Gallery Drop 082	2003 Finest LeBron James Refractor #133 trading card	$10.00	$84,200	–	02/22/21	Unavail.	04/30/21	Sold
Series Gallery Drop 083	1981 Topps Magic Johnson #21 trading card	$10.00	$47,400	4,740	02/22/21	Unavail.	05/14/21	Sold
Series Gallery Drop 084	2003-04 Topps Chrome Hobby Box sealed box of trading cards	$10.00	$54,700	–	03/25/21	Unavail.	09/30/21	Closed (Withdrawn)
Series Gallery Drop 085	1996-97 Topps Chrome Basketball Hobby Box sealed box of trading cards	$10.00	$63,200	–	03/25/21	Unavail.	09/30/21	Closed (Withdrawn)
Series Gallery Drop 086	2017 National Treasures #161 Patrick Mahomes II JSY AU Holo Silver trading card	$10.00	$94,700	9,470	03/25/21	Unavail.	05/26/21	Sold
Series Gallery Drop 087	1996 Flair Showcase Legacy Collection Row 0 #31 Kobe Bryant Rookie trading card	$10.00	$243,200	–	03/25/21	Unavail.	09/30/21	Closed (Withdrawn)

Series Gallery Drop 088	1980-81 Topps Basketball Wax Box sealed box of trading cards	$10.00	$58,200	–	03/25/21	Unavail.	09/30/21	Closed (Withdrawn)
Series Gallery Drop 089	2004 Panini Sports #89 Lionel Messi Mega Cracks Campeon trading card	$10.00	$25,200	2,520	03/25/21	Unavail.	04/19/21	Sold
Series Gallery Drop 090	1995 Pokémon Japanese Topsun Blue Back No Number Charizard trading card	$10.00	$104,100	–	03/25/21	Unavail.	09/30/21	Closed (Withdrawn)
Series Gallery Drop 091	1987 Fleer #59 Michael Jordan trading card	$10.00	$39,400	3,940	03/25/21	Unavail.	08/04/21	Sold
Series Gallery Drop 092	1986 Fleer Stickers #8 Michael Jordan Rookie trading card	$10.00	$228,800	–	03/25/21	Unavail.	09/30/21	Closed (Withdrawn)
Series Gallery Drop 093	2009 Bowman Chrome Draft Prospects Refractors #BDPP89 Mike Trout Signed Rookie trading card	$10.00	$45,800	4,580	03/25/21	Unavail.	04/27/21	Sold
Series Gallery Drop 094	2017 Kevin Durant Western Conference Semi-Finals game-worn jersey	$10.00	$22,800	2,280	03/25/21	Unavail.	07/08/21	Sold
Series Gallery Drop 095	2020 Kevin Durant Nets-debut game-worn jersey	$10.00	$47,600	4,760	03/25/21	Unavail.	06/18/21	Sold
Series Gallery Drop 096	2019 Panini Prizm Blue Ice #248 Zion Williamson Rookie trading card	$10.00	$30,500	3,050	03/25/21	Unavail.	04/27/21	Sold
Series Gallery Drop 097	Halo: Combat Evolved game	$10.00	$31,600	–	03/25/21	Unavail.	05/05/21	Sold
Series Gallery Drop 098	Super Mario Land game	$10.00	$14,700	1,470	03/25/21	Unavail.	04/27/21	Sold
Series Gallery Drop 099	Mike Tyson’s Punch-Out!! game	$10.00	$136,800	13,680	03/25/21	Unavail.	08/12/21	Closed
Series Gallery Drop 100	Collection of Street Fighter games	$10.00	$19,500	1,950	03/25/21	Unavail.	06/22/21	Sold
Series Gallery Drop 101	Nintendo World Championship game	$10.00	$211,300	21,130	03/25/21	Unavail.	08/04/21	Closed
Series Gallery Drop 102	2003 NetPro Glossy International Preview #P2 Serena Williams trading card	$10.00	$14,800	1,480	05/18/21	Unavail.	07/01/21	Sold

Series Gallery Drop 103	2003 NetPro Glossy #G2 Serena Williams Rookie trading card	$10.00	$18,400	–	05/18/21	Unavail.	08/19/21	Sold
Series Gallery Drop 104	Sealed Apple iPhone 2G A1203	$10.00	$13,100	1,310	05/18/21	Unavail.	06/17/21	Sold
Series Gallery Drop 105	2014 Panini Prizm World Cup #12 Lionel Messi Green Crystal Prizm trading card	$10.00	$65,000	6,500	05/18/21	Unavail.	09/23/21	Sold
Series Gallery Drop 106	1993 SP Foil #279 Derek Jeter Rookie trading card	$10.00	$28,100	–	05/18/21	Unavail.	09/30/21	Closed (Withdrawn)
Series Gallery Drop 107	1994 Miami Bumble Bee #8 Dwayne Johnson Rookie trading card	$10.00	$23,800	2,380	05/18/21	Unavail.	06/24/21	Sold
Series Gallery Drop 108	Kobe Bryant Last Game signed ticket	$10.00	$31,700	3,170	05/18/21	Unavail.	07/13/21	Sold
Series Gallery Drop 109	2001 SP Authentic Stars #45 Tiger Woods Rookie trading card	$10.00	$32,400	3,240	05/18/21	Unavail.	09/30/21	Sold
Series Gallery Drop 110	1984 Transformers G1 Optimus Prime “Pepsi Edition” toy	$10.00	$10,600	–	06/21/21	Unavail.	08/10/21	Sold
Series Gallery Drop 111	2002 Yu-Gi-Oh Blue-Eyes White Dragon LOB-001 First Edition trading card	$10.00	$18,900	1,890	06/21/21	Unavail.	09/14/21	Sold
Series Gallery Drop 112	Pokémon Red game	$10.00	$60,000	6,000	06/21/21	Unavail.	08/31/21	Sold
Series Gallery Drop 113	Mario Kart 64 game	$10.00	$57,900	5,790	07/19/21	Unavail.	08/31/21	Sold
Series Gallery Drop 114	Collection of all three original Nike Air Yeezy 1's	$10.00	$13,500	1,350	07/19/21	Unavail.	09/03/21	Sold
Series Gallery Drop 115	Special Marvel Edition #15 comic	$10.00	$16,500	1,650	07/19/21	Unavail.	08/27/21	Sold
Series Gallery Drop 116	1999 Pokémon 1st Edition Shadowless Holo Charizard trading card	$1.00	$236,800	236,800	10/25/21	10/26/21	02/28/22	Closed
Series Gallery Drop 117	NFT by XCOPY titled BOTTOM FEEDER #35	$1.00	$93,700	93,700	12/13/21	12/14/21	02/28/22	Closed

Series Gallery Drop 118	NFT by Damien Hirst titled Be too young	$1.00	$30,000	–	12/13/21	12/14/21	02/09/22	Closed (Withdrawn)
Series Gallery Drop 119	Halo: Combat Evolved game	$1.00	$88,400	88,400	12/13/21	12/14/21	03/09/22	Sold
Series Gallery Drop 120	Minecraft Xbox 360 game	$1.00	$27,800	–	12/13/21	12/14/21	02/09/22	Closed (Withdrawn)
Series Gallery Drop 121	NBA Jam game	$1.00	$32,800	32,800	12/13/21	12/14/21	03/02/22	Sold
Series Gallery Drop 122	Harry Potter and the Philosopher's Stone book	$1.00	$115,800	115,800	12/13/21	12/14/21	02/25/22	Closed
Series Gallery Drop 123	NFT by FEWOCiOUS titled i miss your voice call back soon okay #3	$1.00	$46,800	46,800	12/13/21	12/14/21	02/28/22	Closed

(1)
For closed offerings, each row states the actual number of interests sold.
(2)
We may issue, but will not be compensated for, additional interests pursuant to the terms of a Bonus Interest Program.
(3)
For each offering, each row states, with respect to the given offering, the date on which the offering was initially qualified by the Commission.
(4)
For each offering, each row states, with respect to the given offering, the date on which offers and sales for such offering commenced. “Unvail.” indicates that the date on which offers and sales for a given offering commenced was not tracked historically, and is thus unavailable.
(5)
“Sold” indicates that the underlying asset of the given series was sold. “Closed (Withdrawn)” indicates that the given offering was withdrwan.
The Underlying Assets
The discussions contained in this report relating to the underlying assets; their related artists, designers and/or makers; and their related industries are taken from third-party sources that we believe to be reliable, and we believe that the information from such sources contained herein is reasonable, and that the factual information is fair and accurate.
The Series #KW Asset
Summary Overview
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Series #KW has purchased a 2018 Saint Jerome Hearing the Trumpet of Last Judgement painting by Kehinde Wiley (the “Series #KW Asset”), the specifications of which are set forth below.
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In 2017, Kehinde Wiley was chosen and commissioned to paint Barack Obama’s official portrait for the Smithsonian.

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One of the most iconic pieces from Kehinde Wiley is the figure in front of a colorful background pattern, in the same style and year as the Obama painting, which brought Kehinde Wiley to national recognition.
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Only eleven portrait paintings were produced for the Saint Louis Art Museum’s “Saint Louis” collection which showcases residents of the city that were selected from a casting call and were painted in front of a decorative background.
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We chose this painting as one of our investments due to the “blue chip” nature of the artist, Kehinde Wiley. His work has been displayed in both solo and group exhibitions at major institutions around the world and he is represented by internationally reputable galleries.
Specifications
Artist	Kehinde Wiley
Artwork	Saint Jerome Hearing the Trumpet of Last Judgement
Size	96 x 72 inches
Medium	Oil on Linen
Creation Year	2018
Purchased From	Roberts Projects
Purchased For	$237,500
Year Purchased	2019

The Painting
Wiley’s Saint Jerome is part of Saint Louis, an exhibition at the Saint Louis Art Museum that is deeply connected to St. Louis and informed by visits Wiley made in 2017 to the city. Through a process of street casting, he invited strangers he met in neighborhoods in north St. Louis and Ferguson to pose for his paintings. Dressed in their own clothing, Wiley then created eleven original portraits that are inspired by carefully chosen artworks in the Museum’s collection. Kehinde paints black men and women in poses once associated with white aristocrats in historical paintings. Wiley’s portraits often feature ornate and decorative backgrounds, elements of which surround and sometimes weave around his subjects. His works address the politics of race and power in art, drawing attention to the pervasive lack of representation of people of color in the art world.
The painting measures 96 in by 72 in and was created in 2018.
The Artist
Kehinde Wiley is a painter best known for his naturalistic portraits of African American men in heroic poses. Born in Los Angeles, CA, he earned his BFA from the San Francisco Art Institute and his MFA from the Yale University School of Art. Wiley’s early work consists of Photo-Realistic paintings of men, whom he had met on the streets in Harlem, set against a floral background. In all of his work, Wiley combines a wide range of references from classical painting and pop culture. Over the course of his career, the size of Wiley’s canvases has expanded, and he began depicting his subjects, young black models or music icons, in heroic defeat as well as triumph. Most of his models are cast on the street, though Wiley has also portrayed celebrities such as Michael Jackson and Ice-T. In 2017, he was chosen to paint Barack Obama’s official portrait for the Smithsonian. He has continued to travel through Africa, Brazil, India, and Sri Lanka, and paint portraits that incorporate the cultural imagery associated with these places. Wiley’s work has been exhibited at the National Portrait Gallery in London, the Brooklyn Museum of Art, and the Studio Museum in Harlem, New York.
Condition Report

According to the Saint Louis Museum, the painting is in excellent condition. The canvas has been tensioned over a very thin stretcher, and retains overall planarity but is slightly slack on the stretcher. Evidence of underdrawings in what appears to be pencil can be seen in a few areas throughout, particularly in the background repeating patterns. The paint layers have been applied very thinly and are in excellent condition overall. There are a few small brush inclusions and a small area of light abrasion to the left of the figure. The surface gloss is slightly uneven, but likely due to the “glazing” before the works arrived. The frame is in excellent condition overall, with only a few very small light scuffs that reveal a white preparatory layer.
Ownership and Pricing History
We purchased the painting from the artist at Roberts Projects. Roberts Projects represents mid-career and established artists of international recognition as well as emerging artists. By exhibiting artists across multiple generations and continents, the gallery establishes a discursive critical voice in addressing diverse perspectives of art within a broader context of contemporary artistic practices.
Provenance: Prior to our purchase, the painting was on loan to the Saint Louis Art Museum courtesy of the Artist and Robert Projects. The painting was then sent to us.
Pricing History: We were the first to buy the asset.
Comparable Analysis: An official independent appraisal for this painting has not been obtained. However, there are other comparable portrait paintings produced in the same time frame that were sold in art auctions in 2018, including:
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CHARLES I (produced in 2018) was sold in 2018 for $300,000 ($69.4 per square inch).
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Portrait of Quentin Lee Moore (produced in 2017) was sold in 2018 for $112,500 ($90.7 per square inch).
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We purchased Wiley’s Saint Jerome for $237,500 ($34.4 per square inch).
Market Assessment
We believe there is a growing market for Wiley’s portfolio, specifically his portrait paintings with decorative backgrounds produced post-2017. As per the graphs below, the average price paid (calculated using turnover per artwork sold for the year) for Kehinde Wiley’s work increased by 86% from 2017 to 2018 and grew at a 14.7% CAGR from 2005 to 2018. Kehinde Wiley’s sell through rate for this work has increased to 100% in 2018, spiking after he was commissioned to paint Barack Obama for the Smithsonian.
We were able to obtain the painting in excellent condition and believe that it already has a strong provenance given its position in the Saint Louis Art Museum. We believe Kehinde’s work in general is particularly recognizable in American culture, especially after he was commissioned to do President Obama’s portrait in 2017.

Source: Widewalls

Artist Assessment: We use a combination of qualitative and quantitative metrics to assess the market for Kehinde Wiley’s work (data below as of 2019).

Price Range of Comparable Work	$112,500 to $300,000, implied average of $69.4 to $90.7 per square inch of painting
Sell Through Rate	84.6%
Turnover	$4.75mm with 2018 being the peak
Number of Pieces Sold	112 total pieces sold
Notable Solo Exhibitions / Provenance
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2019 Roberts Projects, Culver City, CA (forthcoming)
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2018 The Smithsonian’s National Portrait Gallery, Washington DC
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2018 Saint Louis Museum of Art, Saint Louis, MO
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2017 “Kehinde Wiley: A New Republic” Oklahoma City Museum of Art, Oklahoma City, OK,
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Toledo Museum of Art, Toledo, OH (2017)
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Phoenix Art Museum, Phoenix, AZ (2016)
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Seattle Art Museum, WA (2016)
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Virginia Museum of Fine Arts, Richmond, VA (2016)
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Modern Art Museum of Fort Worth, TX (2015)
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Brooklyn Museum, New York, NY (2015)
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2017 “Trickster” Sean Kelly, New York, NY
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2017 “Kehinde Wiley: In Search of the Miraculous” Stephen Friedman Gallery, London, UK
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2016 “Kehinde Wiley” Petit Palais, Musée des Beaux-Arts de la Ville de Paris, Paris, France
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2015 “Fifteen x Fifteen” Bill Hodges Gallery, New York, NY

Various Series’ Assets
On November 22, 2022, the following series of Otis Gallery LLC, a Delaware series limited liability company (the “Company”), exchanged the underlying assets of such series for the amounts below for non-voting membership interests in Public Sneaker Collection LLC, a Delaware limited liability company (“Public Sneaker”), by subscribing to the offering by Public Sneaker of its interests. In connection with each such exchange, the applicable series will make de minimis operating expense reimbursement payments to Otis Wealth, Inc. (the “Manager”) for outstanding but unpaid expenses of such series. The Manager will assume all remaining outstanding but unpaid expenses of such series and, where applicable, waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the Company’s limited liability company agreement, dated February 1, 2019, as amended. The Manager, as the manager of each such series, was appointed as liquidator and will distribute to holders of interests in each such series all of the remaining assets of such series, which will consist, after the aforementioned reimbursements to the Manager, only of interests in Public Sneaker. After making such distribution, the Manager will wind up such series as the series will no longer have any assets or liabilities.

Series	Underlying Asset	Exchange Date	Exchange Amount	Offering Amount
Series Drop 002	2016 Nike MAG Back to the Future sneakers	11/22/22	$63,000	$33,000
Series Drop 010	Collection of Nike SB Dunks sneakers	11/22/22	58,000	25,000
Series Gallery Drop 014	Collection of 1985 Jordan 1 OG sneakers	11/22/22	98,000	33,000
Series Gallery Drop 016	Collection of Nike and Adidas Yeezy sneakers	11/22/22	34,000	21,000
Series Gallery Drop 021	Collection of artist collaboration Nike sneakers	11/22/22	34,100	27,500
Series Gallery Drop 022	Collection of Nike Air Jordan 1 sneakers	11/22/22	44,000	32,000
Series Gallery Drop 028	Nike SB Dunk Low “Freddy Krueger” sneakers	11/22/22	30,000	20,000
Series Gallery Drop 029	Collection of Travis Scott collaboration Nike sneakers	11/22/22	55,000	55,000
Series Gallery Drop 033	Collection of 1985 Nike Air Jordan I sneakers	11/22/22	86,400	24,000
Series Gallery Drop 036	Collection of streetwear collaboration Nike sneakers	11/22/22	61,200	51,000
Series Gallery Drop 037	a collection of Nike Air Jordan sneakers	11/22/22	23,850	26,500
Series Gallery Drop 040	Collection of Nike Air Max sneakers	11/22/22	39,050	35,500
Series Gallery Drop 041	Dior Collaboration Nike Air Jordan 1 Low sneakers	11/22/22	11,000	5,500
Series Gallery Drop 042	Collection of Nike Air Jordan sneakers known as “Kobe 3/ 8 PE Pack”	11/22/22	16,800	21,000
Series Gallery Drop 043	Futura collaboration Nike SB Dunk High “FLOM” sneakers	11/22/22	60,300	67,000
Series Gallery Drop 114	Collection of all three original Nike Air Yeezy 1’s	11/22/22	$13,500	$13,500

The Series Drop 003 Asset
Summary Overview

Series Drop 003 has purchased The Incredible Hulk #181 Comic Book (the “Series Drop 003 Asset”).
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Key Value Driver - First Appearance of Wolverine: The most valuable comic books in the world are valuable because they contain first appearances of key characters. The Series Drop 003 Asset comic features the first full appearance of the Wolverine, one of the most well-known comic book characters today.
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Graded Comic from Reputable Source: The Series Drop 003 comic is a 9.8 CGC-graded Hulk #181 (117 in the world), the highest available grade by Certified Guaranty Company, the world’s largest third-party grading service for comics, magazines, concert posters and related collectibles. The book is in mint / near mint condition with white / off-white pages. The book was purchased from Metropolis Collectibles, an independent comic book dealer.
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Bronze Age Grail: Hulk #181 is consistently ranked a top comic of the Bronze Age in comic book blogs, such as JustCollecting and ComiCache, and is universally acknowledged as a Bronze Age “grail.” Stan Lee’s passing relaunched the cultural relevance of Bronze Age comics back into pop culture.
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Macro Trends: The comic book market is bolstered by continued superhero remakes. Disney’s acquisition of Twenty First Century Fox brings in unique opportunities for Fox characters like Wolverine and the X-Men to now be absorbed into the Marvel universe. Though there are no confirmations of upcoming Wolverine movies, the slate of upcoming Marvel remakes in the next two years will ensure exposure and relevance to major superhero characters like Wolverine and The Incredible Hulk.
Specifications
Title	The Incredible Hulk #181
Publisher	Marvel
Creation Date	November 10, 1974
Age	Bronze Age
CGC Grade	9.8
Page Color	Off-White / White
Key Issue	1st appearance of Wolverine
Purchased From	Metropolis Collectibles
Purchased For	$34,000
Year Purchased	2019

The Comic
The Series Drop 003 Asset is fully titled “The Incredible Hulk and now... the Wolverine!” and is considered by collectors to be Wolverine’s first true full appearance. The character appears briefly at the end of The Incredible Hulk #180, but does not have a full feature until issue #181. In the story, Wolverine jumps into the fight between the Hulk and the story’s antagonist, Wendigo. After a brief battle with the Hulk and Wendigo, Wolverine realizes that his Adamantium claws can’t hurt Hulk. Immediately, Wolverine takes his classic anti-hero stance and rationalizes “my enemy’s enemy, must be my friend” to fight off Wendigo instead.
The comic is from the Bronze Age, which is an informal name for a period in the history of American superhero comic books usually said to run from 1970 to 1985 that followed the Silver Age of comics from 1956 to 1975. The comic was scripted by Len Wein, who is an American comic book writer and editor best known for reviving Marvel Comics’ X-Men.
Market Assessment

We expect the market for vintage collectible comic books to grow, buoyed by increasing accessibility and transparency as well as by the popularization of superhero movies by the likes of Disney and 21st Century Fox. We believe that the Series Drop 003 Asset is positioned to benefit from this trend. As the first full appearance of Wolverine, The Incredible Hulk #181 is a key collector’s edition featuring two beloved Marvel characters, Wolverine and the Incredible Hulk. We believe that the Series Drop 003 Asset is a Bronze Age grail, especially at the 9.8 CGC grade, which is the highest available grade of this comic book in circulation. As the collectibles comic book market grows, we believe that the value of the Series Drop 003 Asset has the potential to grow as well. As of August 29, 2019, Hulk #181 was one of the top 5 most actively traded Bronze Age comics according to GoCollect.
Condition
The Series Drop 003 Asset is a 9.8 CGC-graded comic book with Universal label, which means it is in the near mint / mint condition. The highest grade of the book available is a 9.9 of which one copy exists in the world. There are 117 Universal-labeled 9.8 CGC-graded books of The Incredible Hulk #181. The book is in excellent condition and preserved in a CGC plastic holder with tamper-evident seal.
Ownership
We purchased the Series Drop 003 Asset from Metropolis Comics and Collectibles, an auction house based in New York.
The Series Drop 004 Asset
On August 3, 2022, Series Gallery Drop 004 sold the underlying asset of such series, a series of artist collaboration Supreme skate decks, for $16,227 net of auction fees versus the Series Gallery Drop 004 offering amount of $47,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 004 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 004 interests. Our manager, as the manager of Series Gallery Drop 004, was appointed as liquidator and distributed to holders of Series Gallery Drop 004 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 004. After making such distribution, our manager began winding up Series Gallery Drop 004 as the series no longer has any assets or liabilities.
The Series Drop 005 Asset
Summary Overview
Series Drop 005 has purchased one painting produced a part of a collaboration between Takashi Murakami and Virgil Abloh, DOB and Arrows: Patchwork Skulls (the “Series Drop 005 Asset”).
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Betting on Virgil Abloh:  While the designer is now iconic in the fashion industry, his career in contemporary art is still nascent. The Chief Curator of the MCA Chicago, Michael Darling, took notice of Virgil Abloh’s work as early as 2016, saying that “the public needed to know more about this artist and why he is important.” Virgil Abloh was subject of a retrospective at the MCA Chicago in June 2019, which will then travel to the Brooklyn Museum, Brooklyn, the Institute of Contemporary Art, Boston, and the High Museum of Art, Atlanta.
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Cultural influence and collaboration: Both Virgil Abloh and Takashi Murakami have been included in Time 100, which names the world’s most influential people. Artnet cited Murakami as one of the most influential contemporary artists to emerge from Asia in recent decades, and Virgil Abloh is the current Artistic Director of Louis Vuitton’s menswear Collection and Founder of the Lyst Index’s hottest brand of the year, Off-White. The work came from a limited collaboration that took place over three exhibitions at Gagosian gallery. According to Artnews, Drake purchased a work from the collaboration.

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Primary market purchase from a reputed gallery: We purchased this work from Gagosian, which is considered the largest blue-chip contemporary art gallery. Gagosian also represents Jeff Koons, the Estate of Andy Warhol, and Damien Hirst. Buying directly on the primary market enabled us to get a 10% discount on the purchase price. According to an article published in the Yale Law Journal, works on the primary market are “often sold at a discount and are more likely to appreciate on a shorter time horizon.”
Specifications
Artist	Takashi Murakami and Virgil Abloh
Artwork	DOB and Arrows: Patchwork Skulls
Size	34 x 23 x 2 in
Medium	Acrylic on canvas mounted on an aluminum frame
Creation Year	2018
Purchased From	Gagosian Gallery
Purchased For	$90,000
Year Purchased	2019

Virgil Abloh
American fashion designer and artist Virgil Abloh (born 1980) represents a critical voice in fashion and pop culture today. He is the Artistic Director of Louis Vuitton’s Menswear and CEO & Founder of Lyst Index’s hottest brand of the year, Off-White. Abloh came to prominence as Kanye West’s Creative Director. He has been included in Time 100 as among one of the most influential people in the world. While a fashion designer by training, Virgil is still developing as a contemporary artist as he is the subject of the exhibition, Figures of Speech, at the Museum of Contemporary Art in Chicago in June - September 2019. Figures of Speech will travel to the Brooklyn Museum, Brooklyn, Institute of Contemporary Art, Boston, and the High Museum of Art, Atlanta.
Takashi Murakami
Japanese artist Takashi Murakami (born 1963) creates paintings, sculptures, and films that sit at the intersection of pop culture, history, and fine art. He is often categorized among other artists working in the tradition of Pop Art, such as Andy Warhol, Damien Hirst, and Jeff Koons. Murakami founded the “Superflat” movement, which draws from both historical and contemporary Japanese aesthetics. Artnet cited Murakami as one of the most influential contemporary artists to emerge from Asia in recent decades, and he has been included in Time 100 as one of the most influential people in the world. His work interrogates the perceived barrier between high culture, materialized through fine art, and mass consumerism. He has collaborated with brands, including Louis Vuitton, Supreme, COMME des GARÇONS, Kanye West and Billie Eilish. “I am looking for the crossing point between fine art and entertainment,” explained Murakami to the New York Times in 2001. The artist’s work has been the subject of numerous exhibitions around the world, including those held at the Mori Art Museum in Tokyo, Gagosian Gallery in London, the Guggenheim Museum in Bilbao, and the Versailles Palace.
The Painting
The work, DOB and Arrow: Patchwork Skulls, was purchased from a limited collaboration between Takashi Murakami and Virgil Abloh that took place over three exhibitions presented at Gagosian Gallery. This work was purchased from the America Too exhibition at Gagosian Gallery in Beverly Hills, from October 10 - 25, 2018. According to Artnews, Drake purchased a work from the exhibition. The work combines both of their signature aesthetics, fusing Takashi Murakami’s ornate skull pattern and recognizable DOB character with Virgil Abloh’s minimal aesthetic. The background, a condensed skull pattern, is a widely repeated motif throughout Murakami’s work. Abloh’s crisp double-arrow sign, also the logo of his fashion label Off-White, cuts through the foreground of the canvas, creating depth on an otherwise flat plane. Murakami’s iconic riff on Mickey Mouse, his DOB character, peeks out from behind the double-arrow.

Market Assessment
Buying directly on the primary market enabled us to get a 10% discount on the purchase price. According to an article published in the Yale Law Journal, works on the primary market are “often sold at a discount and are more likely to appreciate on a shorter time horizon.”
Condition Report
According to a condition report prepared by Philippine du Merac of Gagosian Gallery on April 19, 2019, the work appears to be in good condition with Takashi Murakami’s signature visible on the back.
Ownership
We purchased the painting from Gagosian Gallery, who represents Takashi Murakami. The painting was shown as part of the America Too exhibition at Gagosian Gallery’s Beverly Hills location. Gagosian Gallery is currently the largest international art gallery with 16 locations globally. They represent mid-career and established artists of international recognition with a focus on contemporary art.
The Series Drop 008 Asset
On August 3, 2022, Series Gallery Drop 008 sold the underlying asset of such series, a series of artist collaboration Supreme skate decks, for $30,140 net of auction fees versus the Series Gallery Drop 008 offering amount of $40,000, inclusive of interests issued to the original asset seller. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 008 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 008 interests. Our manager, as the manager of Series Gallery Drop 008, was appointed as liquidator and distributed to holders of Series Gallery Drop 008 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 008. After making such distribution, our manager began winding up Series Gallery Drop 008 as the series no longer has any assets or liabilities.
The Series Drop 009 Asset
On September 28, 2022, Series Gallery Drop 009 sold the underlying asset of such series, one painting by contemporary artist, KAWS, titled Gone and Beyond, for $85,000 net of auction fees versus the Series Gallery Drop 009 offering amount of $325,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 009 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 009 interests. Our manager, as the manager of Series Gallery Drop 009, was appointed as liquidator and distributed to holders of Series Gallery Drop 009 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 009. After making such distribution, our manager began winding up Series Gallery Drop 009 as the series no longer has any assets or liabilities.
The Series Gallery Drop 011 Asset
Summary Overview
Series Gallery Drop 011 has purchased a 2019 painting by Shelby and Sandy (the “Series Gallery Drop 011 Asset”).
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Cultural significance: Shelby and Sandy’s art derives much of its cultural significance from the subjects it depicts. From fictional mass-murderer Freddy Krueger to Japanese icon Hello Kitty, the artists’ focus on depicting widely celebrated icons from the 1990’s and early  2000’s. The artists’ have also created paintings for various celebrities, including David Dobrik, Zac Efron, Nick Cannon, Sean Kingston, Bradley Cooper, Lucy Hale, Edgar Ramirez and Josh Peck and collaborated with organizations such as Westfield Century City, Children’s Hospital of Orange County and Under Armour.

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Leveraging social media: Recognizing the power of social media, Shelby and Sandy focus on making their artistic process as interactive as possible. Often times the duo will record themselves during the process of creation in an attempt to actively involve their 437,000 Instagram followers. Works often depict 1990’s cartoon characters and other popular culture references that are particularly appealing to art collectors between the ages of 18-34.
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Growing following: Shelby and Sandy’s social media following, which has nearly doubled since October 2018, is just one example of how the duo is building momentum. Their social media presence, which includes 60 Instagram posts in 2019, is likewise becoming more sophisticated as they begin to experiment with optical illusions and performative art.
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Unique works: The artistic duo creates the majority of their work from commissions, meaning each work is custom tailored to the requests of the client. However, despite the unique qualities of each work, Shelby and Sandy often rely upon similar artistic techniques, recurring motifs and favored colors to give their artistic portfolio a sense of unity.
Specifications
Artists	Shelby and Sandy
Artwork	Basketball painting by Shelby and Sandy
Size	4.5 x 6.5 ft
Medium	Acrylic on canvas
Creation Year	2019
Purchased From	Shelby and Sandy
Purchased For	$23,000
Year Purchased	2019

The Painting
We worked with Shelby and Sandy to commission a unique acrylic-on-canvas painting. The work focuses on the cultural importance of basketball in American culture - the figure in the work is the iconic professional athlete, Michael Jordan. Shelby and Sandy often focus on sports as a theme as they have previously partnered with the NFL to paint football themed canvases and have produced portraits of other sports stars such as Tiger Woods. The work is completed in Shelby & Sandy’s signature Pop-infused aesthetic.
The Artists
Shelby and Sandy are two Irvine-born, Los Angeles-based brothers who began formally collaborating around 2003. Their artwork is most accurately summarized as contemporary pop art, however elements of minimalism, surrealism and lowbrow complicate their visual aesthetic and create a unique digital feel. Recurring motifs in their artwork include 1990’s cartoon characters, athletes, clouds, pirates and other popular culture references that they loved as kids. Their creation process involves mapping out each block of color, blending acrylic paint shades, applying bright colors in between bold lines and finishing with a clear coat to create a printed feel, as if the painting was created by a computer. The LA studio that the brothers utilize for creative endeavors accurately represents the lighthearted, nostalgic aura of their artwork. Irvine-Weekly columnist Evan Senn describes the space as a “world of possibilities, creativity, and fun ... straddling the boundaries of serious work and playful experimentation.” The brothers’ cheerful simplicity can likewise be extracted from the way they describe themselves both on their website and in their studio: “Shelby and Sandy are nice.” The playful, nostalgic energy of their artwork has garnered the attention of 437,000 Instagram followers and generated commissions from celebrities such as David Dobrik, Zac Efron, Nick Cannon, Sean Kingston, Bradley Cooper, Lucy Hale, Edgar Ramirez and Josh Peck.
Market Assessment

Shelby and Sandy’s utilization of Instagram as their primary means of marketing has positioned the duo to benefit from the movement of art buyers onto the social media platform. The 2019 Hiscox Online Art Trade Report indicates that 80% of art buyers use Instagram to discover new artists, making it the art world’s favored social media platform. The report likewise indicates that 79% of art buyers use Instagram to follow and keep up-to-date with artists with which they are already familiar, and 75% of art buyers use Instagram to see what is popular and trending or to find art to purchase. Art galleries are also among those utilizing social media as a marketing tool, with 54% of them indicating that Instagram is the most effective social media platform in terms of selling and generating direct sales leads.
Condition Report
We commissioned this work from the artists themselves. The work has never been exhibited before and is in excellent condition.
Ownership
We purchased the painting from the artists directly.
The Series Gallery Drop 012 Asset
Summary Overview
Series Gallery Drop 012 has purchased one neon work by Tracey Emin, Love Is What You Want (the “Series Gallery Drop 012 Asset”).
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Cultural influence:  Artsy writes that Emin’s work is “both deeply personal but instantly recognizable—yet despite its confessional nature, it has become a signifier for a certain kind of luxury consumerism.” Emin’s eye catching neon aesthetic is appealing to millennials and celebrity collectors—Kylie Jenner, Kendall Jenner, Beyonce and P Diddy are collectors of her work.
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Attention on female artists: While the blue-chip category tends to be dominated by male artists, the art market has begun to demand diversity and recognize female artists for their accomplishments. According to an article by Art Agency Partners, “like any overlooked area of the market, art by women artists represents an opportunity.”
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Demand: According to data compiled by Artsy, which examined the most in-demand artists at art fairs in the first half of 2019, Tracey Emin was the 14th most in-demand blue-chip artists, and was one of only three women included in the top 30. Additionally, Emin’s auction data shows a 94% sell-through rate, 223% realized price over estimate, and $77,670 average sale price in the past 12 months, an uptick relative to her all-time average of $44,000.
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White Cube show: Emin’s show A Fortnight of Tears in early 2019 at White Cube Bermondsey, London reignited the public adoration of her work as she displayed new raw emotion of personal pains with overt feminist overtones. The exhibition was her first London show in four years after a sabbatical and retreat from the public eye.
Specifications
Artist	Tracey Emin
Artwork	Love Is What You Want
Size	52 3/8 x 58 11/16 in.
Medium	Neon
Creation Year	2011
Purchased From	Sotheby’s, Private Sale
Purchased For	$140,000

Year Purchased	2019

The Artist
British artist Tracey Emin (born 1963) creates sculptures, paintings, and drawings that are deeply personal and narrative. She is noted as a prominent figure of the Young British Artists (YBAs), alongside peers such as Damien Hirst and Sarah Lucas. Emin rose to fame with her notorious and deeply confessional sculpture, My Bed, which was first displayed at the Tate Gallery. Artsy writes that Emin’s work is “both deeply personal but instantly recognizable—yet despite its confessional nature, it has become a signifier for a certain kind of luxury consumerism.” Emin’s celebrity collectors include Sir Elton John, the Beckhams, and Kylie Jenner, among others. Her work has been the focus of exhibitions around the world, including at the Musée d’Orsay in Paris, the Leopold Museum in Vienna, Gagosian Gallery in Los Angeles, the Museum of Contemporary Art in Miami, and the Scottish National Gallery of Modern Art in Edinburgh. She opened several solo exhibitions in 2020, including that at the Munch Museum and a permanent public commission at Oslo’s Museum Island.
The Work
The work, Love Is What You Want, is a limited edition neon, a form that she first pioneered in 1995. Emin’s use of neon is inspired by her childhood memories of the neon illuminations in the English seaside town of Margate where she grew up. The work features the phrase “Love Is What You Want” in pink neon, inscribed in her signature cursive script and framed by a neon heart. The featured phrase was also the title of her retrospective show at the Hayward Gallery in London in 2011. In 2013, a retrospective of Emin’s neon work at MOCA in North Miami, demonstrated the central importance neon holds in her practice.
Market Assessment
Emin’s auction data shows a 94% sell-through rate, 223% realized price over estimate, and $77,670 average sale price in the past 12 months, an uptick relative to her all-time average of $44,000, according to CollectorIQ.
Condition Report
The work was inspected by our art advisors, Art Agency Partners, before the time of purchase, who noted its good condition.
Ownership
We purchased the work through a private sale with Sotheby’s. It was previously owned by a private collector.
The Series Gallery Drop 013 Asset
Summary Overview
Series Gallery Drop 013 has purchased a unique sculpture by Daniel Arsham, Grey Selenite Newspaper Machine (the “Series Gallery Drop 013 Asset”).
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Cultural significance: Daniel Arsham has built a large following for his work through brand collaborations, social media, and lower-priced, largely accessible editioned works. Arsham has collaborated with brands such as Dior, Rimowa, KITH and Louis Vuitton and has 603,000 Instagram followers. With attention from celebrities such as Swizz Beatz, Jay Z and Pharrell Williams, the New York Times wrote an article that explained “Why Celebrities Are So Into Daniel Arsham.” In 2017, Arsham was included in Hypebeast 100, which celebrates leaders and innovators across creative industries.
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Auction record: In November 2019, Arsham beat his previous auction record when his work, Quartz Eroded Vogue Magazine 101’, sold for over $200,000, which was originally estimated between $19,200 - $32,100, in Phillips 20th Century & Contemporary Art auction in Hong Kong.

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Millennial appeal: With significant press coverage in publications such as Hypebeast and Highsnobiety, as well as 603,000 Instagram followers, Arsham’s work appeals to a millennial demographic.
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Acquisition source: This work was brought to Art Basel Miami Beach by blue-chip gallery, Perrotin. We purchased the work directly from the gallery.
Specifications
Artist	Daniel Arsham
Artwork	Grey Selenite Newspaper Machine
Size	52 1/2 × 16 1/2 × 21 inch
Medium	Grey selenite, quartz, hydrostone
Creation Year	2019
Purchased From	Perrotin Gallery
Purchased For	$84,150
Year Purchased	2019

The Artist
Daniel Arsham (American, born 1980) is a contemporary visual artist based in New York City whose work exists in between art, architecture, and performance. Arsham was born in Miami and attended Cooper Union in New York City, where he received the Gelman Fellowship Award in 2003. His sculptural works, which are usually white or bronze, focus on archeological objects, except instead of sculpting relics of the past, Arsham re-creates objects from contemporary forms such as the basketball, a pair of sneakers, or a teddy bear. Using geological materials such as sand, selenite, or volcanic ash, his works often look as if they are decaying or have been unearthed. A large part of Arsham’s practice focuses on selling lower-priced editioned works to his millennial fans and collectors. The artist is represented by international blue-chip gallery, Perrotin, and has had solo shows at MOCO Museum, Amsterdam; High Museum of Art, Atlanta; and the Watermill Center, Watermill, NY.
The Sculpture
Grey Selenite Newspaper Machine sculpture measures at 52.5 x 16.5 x 21 inches, and is composed of grey selenite, quartz and hydrostone. This work is one of Arsham’s “future relics,” which focuses on preserving items of the past using non-traditional materials to make the work appear as if it was archaeologically found in the future.  Arsham’s core style takes once everyday items and replicates their details through another medium. Grey Selenite Newspaper Machine is representative of a style of work Arsham has been practicing for much of his career.
Market Assessment
Buying directly on the primary market enabled us to get a 10% discount on the purchase price. According to an article published in the Yale Law Journal, works on the primary market are “often sold at a discount and are more likely to appreciate on a shorter time horizon.”
Condition Report
The work was purchased on the primary market, and was in excellent condition at the time of purchase.
Ownership
We purchased the painting from Perrotin Gallery, where it was a part of their offerings for Art Basel Miami Beach.
The Series Gallery Drop 015 Asset

On September 28, 2022, Series Gallery Drop 015 sold the underlying asset of such series, a collection of two Supreme skate decks, for $10,260 net of auction fees versus the Series Gallery Drop 015 offering amount of $27,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 015 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 015 interests. Our manager, as the manager of Series Gallery Drop 015, was appointed as liquidator and distributed to holders of Series Gallery Drop 015 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 015. After making such distribution, our manager began winding up Series Gallery Drop 015 as the series no longer has any assets or liabilities.
The Series Gallery Drop 017 Asset
Summary Overview
Series Gallery Drop 017 has purchased one painting by Derrick Adams, Colorbar Constellation 6 (Sandford and Son) (the “Series Gallery Drop 017 Asset”).
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Strong demand: According to Artsy, Derrick Adams was among the most in-demand artists at art fairs in 2019, ranking 9th on the list ahead of artists like Banksy, Picasso and George Condo. At auction, his works have a 100% sell-through rate over the last 12 months, and a 221% realized price over estimate.
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Credentials and career highlights: Adams received his MFA from Columbia University and BFA from Pratt Institute. He is represented by Rhona Hoffman Gallery, Luxembourg & Dayan and Salon 94. Career highlights include having a solo show at a major institution (the Studio Museum in Harlem), being reviewed by major art publications (Artforum, Frieze, Art in America) and being included in major biennales (Performa, Prospect New Orleans).
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Institutional attention: Adams’ work is in the permanent collections of a number of museums, including The Metropolitan Museum of Art and the Whitney Museum of American Art. Additionally, works from Derrick Adams’ 2016 Colorbar Constellation series have received institutional attention via an exhibition titled Transmission at the Museum of Contemporary Art in Denver in 2018.
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Mainstream press: Adams and his Colorbar Constellation series have also received mainstream press attention and were the subject of articles in Hyperallergic, HuffPost and Interview Magazine. He has also been featured in The New York Times and Bloomberg.
Specifications
Artist	Derrick Adams
Artwork	Colorbar Constellation 6 (Sandford and Son)
Size	78 x 44 inches
Medium	Acrylic paint, paper (vintage TV guide covers), fabric, on pigment printed canvas, with vinyl (wood grain patterned fabric-backed vinyl), TV antenna, aluminum foil, wood cleat
Creation Year	2016
Purchased From	Gagosian Gallery
Purchased For	$49,500
Year Purchased	2020

The Artist

Derrick Adams (American, born 1970) is an artist who primarily works in a variety of mediums, including painting, sculpture, collage, performance, video and sound installations. His work seeks to explore the influence of contemporary culture on our lives and the intersection of the African American experience with art history, American iconography and consumerism. Adams’ practice employs deconstructivist philosophies focused on the fragmentation and manipulation of structure and surface.
Adams received his MFA from Columbia University and BFA from Pratt Institute. He is represented by Rhona Hoffman Gallery, Luxembourg & Dayan and Salon 94. Career highlights include having a solo show at a major institution (the Studio Museum in Harlem), being reviewed by major art publications (Artforum, Frieze, Art in America) and being included in major biennales (Performa, Prospect New Orleans). His work is in the permanent collections of a number of museums, including The Metropolitan Museum of Art, Studio Museum in Harlem and the Whitney Museum of American Art. His solo exhibitions include Derrick Adams: Transformers at Luxembourg & Dayan, Where I’m From at Baltimore City Hall Gallery, New Icons at Mary Boone Gallery and Transmission at the Museum of Contemporary Art in Denver. Adams has also been featured in press such as Hyperallergic, Interview Magazine, The New York Times, HuffPost and Bloomberg. His work is in Swizz Beats’ Dean Collection and featured as a storyline on the TV show, Empire.
The Painting
Adams created Colorbar Constellation, a series of multimedia collage works depicting television screens, in 2016. The works are intended to expose the inadequate representation of African American figures in the visual world. They are made from panels of dashiki cloth fabric and paper from TV Guide covers featuring Oprah Winfrey, Will Smith and The Cosby Show. Works from Adams’ 2016 Colorbar Constellation series have received institutional attention via an exhibition titled Transmission at the Museum of Contemporary Art in Denver in 2018.
In discussing the theme of television, Adams told interview magazine, “I was always fascinated with the power that artists had at that time to create these illusionistic structures that mimicked reality around them in some way, and were able to get emotional responses from people and enlighten them about things they thought were important. In our generation, television has that same godly presence; it’s always there, always visible, seeing you as much as you’re seeing it.”
Market Assessment
According to Artsy, Derrick Adams was among the most in-demand artists at art fairs in 2019, ranking 9th on the list ahead of artists like Banksy, Picasso and George Condo. Key market performance metrics at auction include a $81.25k all-time highest realized price, a 100% sell-through rate over the last 12 months and a 221% realized price over estimate.
Condition Report
The work was sent directly from the artist’s studio to our storage. The work has never been exhibited before and is in excellent condition.
Ownership
We purchased the painting from Gagosian Gallery in December 2019. Prior ownership history is unknown.
The Series Gallery Drop 018 Asset

On September 10, 2022, Series Gallery Drop 018 sold the underlying asset of such series, a 9.8 CGC-graded Tomb of Dracula #10 comic, for $28,080 versus the Series Gallery Drop 018 offering amount of $12,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 018 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 018 interests. Our manager, as the manager of Series Gallery Drop 018, was appointed as liquidator and distributed to holders of Series Gallery Drop 018 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 018. After making such distribution, our manager began winding up Series Gallery Drop 018 as the series no longer had any assets or liabilities.
The Series Gallery Drop 019 Asset
On August 4, 2022, Series Gallery Drop 019 sold the underlying asset of such series, one painting by Felipe Pantone, CHROMADYNAMICA MSS, for $14,080 net of auction fees versus the Series Gallery Drop 019 offering amount of $22,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 019 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 019 interests. Our manager, as the manager of Series Gallery Drop 019, was appointed as liquidator and distributed to holders of Series Gallery Drop 019 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 019. After making such distribution, our manager began winding up Series Gallery Drop 019 as the series no longer has any assets or liabilities.
The Series Gallery Drop 020 Asset
On July 9, 2021, Series Gallery Drop 020 sold the Series Gallery Drop 020 Asset, a 9.2 CGC-graded X-Men #1 comic book, for $225,000 versus the Series Gallery Drop 020 offering amount of $136,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 020 acquisition expenses and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of our company’s limited liability company agreement, dated February 1, 2019, as amended (our “operating agreement”). This resulted in a net gain to holders of Series Gallery Drop 020 Interests. Our manager, as the manager of Series Gallery Drop 020, was appointed as liquidator and distributed to holders of Series Gallery Drop 020 Interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 020. After making such distribution, our manager wound up Series Gallery Drop 020 as the series no longer had any assets or liabilities.
The Series Gallery Drop 023 Asset
On September 28, 2022, Series Gallery Drop 023 sold the underlying asset of such series, one painting by Katherine Bradford, Cape Woman, for $35,000 net of auction fees versus the Series Gallery Drop 023 offering amount of $19,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 023 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 023 interests. Our manager, as the manager of Series Gallery Drop 023, was appointed as liquidator and distributed to holders of Series Gallery Drop 023 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 023. After making such distribution, our manager began winding up Series Gallery Drop 023 as the series no longer had any assets or liabilities.
The Series Gallery Drop 024 Asset

On September 10, 2022, Series Gallery Drop 024 sold the underlying asset of such series, a 9.6 CGC-graded Fantastic Four #52 comic, for $32,400 net of auction fees versus the Series Gallery Drop 024 offering amount of $24,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 024 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 024 interests. Our manager, as the manager of Series Gallery Drop 024, was appointed as liquidator and distributed to holders of Series Gallery Drop 024 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 024. After making such distribution, our manager began winding up Series Gallery Drop 024 as the series no longer had any assets or liabilities.
The Series Gallery Drop 025 Asset
On December 4, 2020, Series Gallery Drop 025 sold the Series Gallery Drop 025 Asset, one painting by Derek Fordjour, No. 90, for $70,000 versus the Series Gallery Drop 025 offering amount of $70,000. In connection with the sale, our manager assumed all Series Gallery Drop 025 acquisition expenses and offering expenses and waived any and all rights to receive any sourcing fee, accrued but unpaid interest on the promissory note issued in connection with the acquisition of the Series Gallery Drop 025 Asset and the 10% distribution pursuant to Section 7.02 of our operating agreement. This resulted in a net gain to holders of Series Gallery Drop 025 Interests. Our manager, the manager of Series Gallery Drop 025, was appointed as liquidator and distributed to holders of Series Gallery Drop 025 Interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 025, after making provision for taxes and any other liabilities of Series Gallery Drop 025. After making such distribution and filing any applicable tax returns, our manager intends to wind up Series Gallery Drop 025 as the series will no longer have any assets or liabilities.
The Series Gallery Drop 026 Asset
On May 6, 2022, Series Gallery Drop 026 sold the underlying asset of such series, a 9.4 CGC-graded Avengers #1 comic, for $200,000 versus the Series Gallery Drop 026 offering amount of $100,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 026 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 026 interests. Our manager, as the manager of Series Gallery Drop 026, was appointed as liquidator and distributed to holders of Series Gallery Drop 026 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 026. After making such distribution, our manager began winding up Series Gallery Drop 026 as the series no longer had any assets or liabilities.
The Series Gallery Drop 027 Asset
On July 28, 2021, Series Gallery Drop 027 sold the Series Gallery Drop 027 Asset, a 9.8 CGC-graded Teenage Mutant Ninja Turtles #1 comic book, for $180,000 versus the Series Gallery Drop 027 offering amount of $62,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 027 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 027 Interests. Our manager, as the manager of Series Gallery Drop 027, was appointed as liquidator and distributed to holders of Series Gallery Drop 027 Interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 027. After making such distribution, our manager wound up Series Gallery Drop 027 as the series no longer had any assets or liabilities.
The Series Gallery Drop 030 Asset
Summary Overview
Series Gallery Drop 030 has purchased one painting by Cleon Peterson, A Perfect Trade (the “Series Gallery Drop 030 Asset”).

●    Career Highlights: Cleon Peterson is an emerging artist who has had solo shows at the Museum of Contemporary Art in Denver, Galerie Du Jour in Paris and Over the Influence in Los Angeles and Hong Kong. He has also been featured in group shows at Palais de Tokyo in Paris, Art Basel in Miami and The Hole in New York.
●    Gallery Representation: Peterson is represented by Over the Influence, a gallery based in Los Angeles that also represents prominent street artists such as Invader and Shepard Fairey.
●    Cultural Relevance: Like other street artists such as Kaws and OSGEMEOS, Peterson’s rise can be largely tracked by his rapidly growing Instagram following (approximately 175,000 as of July 2020). He has collaborated with brands such as HUF and Modernica Case Study.
Specifications
Artist	Cleon Peterson
Artwork	A Perfect Trade
Size	42 x 26 inches
Medium	Acrylic on canvas
Creation Year	2019
Purchased From	Over the Influence
Purchased For	$24,000
Year Purchased	2020

The Artist
Cleon Peterson (b. 1973) is an American artist whose instantly recognizable Greco-Roman style focuses on the participation of individuals in larger conflicts. His ambiguous characters occupy various roles of domination, submission, violence and, occasionally, introspection. He received his MFA from The Cranbrook Academy, MI in 2006 and BFA Graphic Design, Art Center College of Design, CA. Peterson has collaborated with streetwear brand HUF on clothing capsule collection and multiple times with Modernica Case Study on limited furniture releases.
Market Assessment
Cleon Peterson is an institutional street artist whose exhibition history and social media following indicates his position within popular art culture. Peterson has exhibited internationally in institutional shows at the Museum of Contemporary Art, Denver (solo); Gillman Barracks, Singapore; Palais de Tokyo, Paris; and others. Commercially, he is represented by Over the Influence, a leading street art gallery.
Condition Report
The work is in excellent condition and was purchased directly from the artist’s gallery, Over the Influence.
Ownership and Pricing History
We purchased the painting from Over the Influence on the primary market. There is no prior ownership or pricing history.
The Series Gallery Drop 031 Asset
Summary Overview
Series Gallery Drop 31 has purchased one painting by Katherine Bernhardt, Sneakers, Computers, Capri Sun (the “Series Gallery Drop 31 Asset”).

●    Museums Shows: Katherine Bernhardt had solo museum shows at the Mario Testino Museum (MATE), Lima, Peru; the highly visible Lever House commission on Park Avenue; and the notable regional museum, CAM, St. Louis.
●    Institutional Attention: Bernhardt’s works are held in the collections of the Brant Foundation, Greenwich, CT; Carnegie Museum, Pittsburgh, PA; Hirshhorn Museum, Washington, DC; and the Rubell Collection, Miami, FL. She is reviewed in art publications such as Art Forum, Artsy, Frieze, Flash Art and Artnet, among others.
●    Mainstream Press: She has been profiled in GQ and Interview, reviewed in the New York Times and been mentioned several times in the New Yorker.
Specifications
Artist	Katherine Bernhardt
Artwork	Sneakers, Computers, Capri Sun
Size	96 x 120 inches
Medium	Acrylic and spray paint on canvas
Creation Year	2014
Purchased From	Christie’s
Purchased For	$43,750
Year Purchased	2020

The Artist
Katherine Bernhardt (b. 1975) examines the powerful effects of popular culture, childhood, nostalgia and joy through her work. Her pieces often display bright gestural representations of iconic brands and characters and objects with common tropes, including Nike, Pink Panther, watermelons, cigarettes and Apple computers.
She received her BFA from School of the Art Institute of Chicago and her MFA from School of Visual Arts, New York, NY.
Market Assessment
Katherine Bernhardt is a late emerging artist whose consistent gallery exhibition history shows strong support. She has shown at top galleries in New York City (Canada, Carl Freeman and Team Gallery), Belgium (Xavier Hufkens), Sweden (Loyal), Dubai (Carbon12) and Japan (NANZUKA). Additionally, she is in major museum collections, including the Brant Foundation, the Hirshorn and the Carnegie Museum.
Condition Report
The work is in excellent condition. The work will be sent directly from Christie’s in New York to our storage facility in New York.
Ownership History
We purchased the painting on the secondary market from Christie’s. The work was previously acquired from the artist and sold to a private collector through China Art Objects Gallery, Los Angeles.

The Series Gallery Drop 032 Asset

On September 29, 2022, Series Gallery Drop 032 sold the underlying asset of such series, a 9.6 Wata-graded Super Mario Bros 3 NES game, for $8,910 net of auction fees versus the Series Gallery Drop 032 offering amount of $5,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 032 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 032 interests. Our manager, as the manager of Series Gallery Drop 032, was appointed as liquidator and distributed to holders of Series Gallery Drop 032 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 032. After making such distribution, our manager began winding up Series Gallery Drop 032 as the series no longer had any assets or liabilities.
The Series Gallery Drop 034 Asset
Summary Overview
Series Gallery Drop 034 has purchased one painting by Banksy, Police Car (the “Series Gallery Drop 034 Asset”).
●    Exhibition: The Series Gallery Drop 034 Asset was featured in Banksy’s Turf War exhibition in 2003, which is often regarded as his breakthrough exhibition and is among only a few exhibitions executed by Banksy himself.
●    Paintings are Relatively Scarce: Only 419 paintings by Banksy have sold at auction over the last 20 years, which represents 13.1% of his lots sold at auction during the same period.
●    Cultural Relevance: Banksy is an elusive and notoriously anonymous street artist, whose works have appeared across the world over the last 30 years, often serving witty political commentary. As of July 2020, Banksy had 10 million followers on his verified Instagram account, signaling his popularity.
Specifications
Artist	Banksy
Artwork	Police Car
Size	32.6 x 43.7 inches
Medium	Spray Paint on Cardboard
Creation Year	2003
Purchased From	Private Collector
Purchased For	$450,000
Year Purchased	2020

The Artist
Banksy (British, b. 1974) works in street art and installations. While his true identity is unconfirmed (although often speculated), his biography is widely known. Originally from Bristol, Banksy grew up as a graffiti artist in the 1990s as a part of DryBreadZ Crew (DBZ). In the late 1990s and early 2000s, he started to develop his signature stencil style. His works have appeared across the world, often concurrent with major world events.
In 2011, he was nominated for an Oscar for the documentary he directed, Exit Through the Gift Shop. In 2014, he won the Person of the Year Webby Award.
Market Assessment

With a career spanning over 30 years, Banksy has become a mainstay of popular culture, from small public stencils that appear overnight in prominent and poignant locations, to large scale installations like Dismaland and The Walled Off Hotel. According to MutualArt, Banksy’s 2019 auction turnover was $28.9 million, which represented a 76.2% increase over his 2018 turnover of $16.4 million. 42.9% of his 2019 auction lots sold above estimate.
Condition Report
The Series Gallery Drop 034 Asset is in good condition, as noted by a condition report from ArtCare Conservation in a condition report dated November 2019. It is also accompanied by a certificate of authenticity from Pest Control, a handling service acting on behalf of Banksy.
Ownership and Pricing History
The Series Gallery Drop 034 Asset was purchased from a private collector. Prior pricing history of this specific painting is unknown. A third-party appraisal, dated 22 July 2020, values the Series Gallery Drop 034 Asset at $448,213.
The Series Gallery Drop 035 Asset
On September 28, 2022, Series Gallery Drop 035 sold the underlying asset of such series, a painting by MSCHF, Triptych: Medical Bill, for $28,000 net of auction fees versus the Series Gallery Drop 035 offering amount of $75,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 035 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 035 interests. Our manager, as the manager of Series Gallery Drop 035, was appointed as liquidator and distributed to holders of Series Gallery Drop 035 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 035. After making such distribution, our manager began winding up Series Gallery Drop 035 as the series no longer has any assets or liabilities.
The Series Gallery Drop 038 Asset
On August 20, 2022, Series Gallery Drop 038 sold the underlying asset of such series, a PSA GEM-MT 10-graded 2003 LeBron James Topps Chrome #111 Refractor trading card, for $49,500 net of auction fees versus the Series Gallery Drop 038 offering amount of $73,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 038 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 038 interests. Our manager, as the manager of Series Gallery Drop 038, was appointed as liquidator and distributed to holders of Series Gallery Drop 038 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 038. After making such distribution, our manager began winding up Series Gallery Drop 038 as the series no longer has any assets or liabilities.
The Series Gallery Drop 039 Asset
Summary Overview
Series Gallery Drop 039 has purchased a pair of 1985 Nike Air Jordan 1 TYPS PE sneakers (the “Series Gallery Drop 039 Asset”).
●    The Jordan Brand: The Jordan Brand is the result of a collaboration between legendary basketball player Michael Jordan and Nike. The label was created at the inception of Jordan’s rookie year in 1984, with the goal of creating sneakers and apparel for Jordan that could then be marketed to the public under Jordan’s name. The brand experienced immediate success and soon became a staple in popular fashion and culture. Today, 16 years after Michael Jordan retired from the NBA, more Jordan-branded shoes and apparel are being sold than the signature lines of every other current NBA player, combined.

●    Cultural Relevance of Michael Jordan: As the face of Nike for many years, the success of the Jordan Brand is built on the success of Michael Jordan as a player. Jordan is often revered as the greatest basketball player of all time. His accomplishments include being Rookie of the Year, five-time NBA MVP, six-time NBA champion, six-time Finals MVP, ten-time All-NBA First Team, nine-time NBA All-Defensive Team, Defensive Player of the Year, 14-time NBA All-Star, three-time NBA All-Star MVP and a Hall of Fame inductee.

●    Scarcity: As a player sample designed specifically for Michael Jordan’s game wear, a Nike Air Jordan 1 TYPS PE in this condition is extremely scarce. This specific shoe was only produced during the latter part of Jordan’s rookie year, so finding the shoes in deadstock (never worn) condition is increasingly rare, in addition to finding the shoe with a high quality, era-correct signature.

●    Condition: The sneakers constituting the Series Gallery Drop 039 Asset were from Michael Jordan’s personal game-stock, but never worn in-game. The shoes are still in brand new condition, and include Michael Jordan’s early signature.
Specifications
Brand	Nike
Asset	Michael Jordan Tong Yang Player Sample (TYPS)
Colorway	“Chicago”
Size	13 and 13.5
Condition	Deadstock
Release Date	1985
Designers	Peter Moore
Purchased From	Christie’s
Purchased For	$62,500
Year Purchased	2020

The Brand
Nike, Inc. is an American multinational corporation founded in 1964 by Bill Bowerman and Phil Knight that is engaged in the design, development, manufacturing and worldwide marketing and sales of footwear, apparel, equipment, accessories and services. The company is headquartered in Beaverton, Oregon and is considered the world’s largest supplier of athletic shoes and apparel as well as a major manufacturer of sports equipment.
Beginning in the 1980s, various items of Nike clothing became staples of mainstream American youth fashion and culture, especially tracksuits, shell suits, baseball caps, Air Jordans, Air Force 1’s and Air Max running shoes. Today, the brand has become a staple in the streetwear and hypebeast communities featuring collaborations with Off-White, Supreme, Kaws and Travis Scott, among others. The company competes with adidas, ASICS, Li Ning, lululemon athletica, Puma, V.F. Corporation and Under Armour.
The Designer
The Air Jordan I was designed by then creative director at Nike, Peter C. Moore. However, the process of creating the shoe was guided by Michael Jordan according to his personal preferences. The rookie communicated his desire for a sneaker that was low to the ground, such that he could feel the court under his feet, so that the risk of ankle injury was minimized. Moore also designed the Air Jordan I with color in mind, likely in response to requests from Jordan that the sneakers be “different” and “exciting.”

“The idea was to break the color barrier in footwear,” Moore remembers. “Prior to that, 99 percent of shoes were white or black, so I decided to design a shoe that would really take color well.”

Moore’s contribution to the Air Jordan Brand goes beyond his part in the sneakers design. While the “Air Jordan” name was conceived by Michael Jordan’s agent David Falk, the original Air Jordan ball-and-wings logo was also created by designer Peter Moore. The designer has a knack for creating iconic designs as, later, after moving to adidas, he created adidas’ quintessential “Three Bars” logo.

The Player

Michael Jordan (American, b. 1963), is often considered to be the greatest basketball player of all time. After growing up in Wilmington, North Carolina, Jordan played competitively for the University of North Carolina Chapel Hill (UNC), before being drafted third overall by the Chicago Bulls in 1984. Jordan quickly caught the heart of Chicago Bulls fans, bringing their first three championship run from 1991 to 1993, and then again from 1996 to 1998. His career included its hiccups, including two retirements and a stint in the MLB. Still, his legacy will always be cemented on the hardwood. Known for his explosive style of play and ability to take flight, when all was said and done, Michael Jordan played 15 seasons in the NBA, accruing an unparalleled resume of accolades including Rookie of the Year, five-time NBA MVP, six-time NBA champion, six-time Finals MVP, ten-time All-NBA First Team, nine-time NBA All-Defensive Team, Defensive Player of the Year, 14-time NBA All-Star, three-time NBA All-Star MVP and Hall of Fame induction. Today, he is partial owner of the Charlotte Hornets.

The Sneakers
1985 Nike Air Jordan 1 TYPS PE, Autographed

The Chicago Bulls’ red, white and black was the colorway most commonly worn by Michael Jordan, especially during the 1985 season. The Nike Air Jordan 1 TYPS PE (Tong Yang Player Sample) is a game shoe, customized for Michael Jordan and his specific playing style on the court. Differences include sizing — the left shoe is a size 13 while the right is a 13.5 — as well as adjustments to the height of the collars of the shoes as compared to the retail versions. This specific iteration was the only custom cut iteration of the Nike Air Jordan 1.

In addition to the unique specifications of the shoe, the left shoe has a complete, era-correct signature, meaning signature from the time period that the shoe was originally released. Jordan’s signature changed throughout his career. In his earlier days, Jordan would write out his full name, however as his fame exploded and the volume of signatures increased, his signature became more simplified. In 1992, Jordan signed a deal with Upper Deck, giving them exclusive rights to his memorabilia, marking a difference between autographs that are paid for and autographs that are earned (by friends, family and fans).

Market Assessment
Market demand for collectible sneakers is typically contingent on retailers’ decisions to restock sneakers or release similar editions. However, in the case of the Jordan I, this has not proven to be true. As discussed above, Nike has restocked several versions of the Jordan I, with little effect on resale value for the original pairs. The collection’s resilience to restocks is a result of the sneaker market’s recognition of the small differences that exist between original and restocked pairs. Even re-releases of the Jordan I that are designed to mimic the original contain noticeable differences that allow the sneaker market to view them as distinct. The market for Air Jordan sneakers hit a hot streak following the release of The Last Dance documentary.

Demand for Michael Jordan Player Exclusive (PE) sneakers has drawn large auction audiences, breaking new records for most expensive shoes ever-sold. In May 2020, the game-worn version of the Nike Air Jordan 1 TYPS  PE shoe sold for $560,000 at Sotheby’s.

Condition Report
The sneakers are deadstock, meaning that they have never been worn and are in excellent condition. Authenticity is verified by looking at the model number. The shoes are accompanied by a JSA letter of authenticity.

Ownership and Pricing History
We purchased these sneakers from Christie’s, a well-known auction house. The shoes were previously owned by a collector. Prior to that, the specific ownership and pricing history of the sneakers constituting the Series Gallery Drop 039 Asset is unknown.
The Series Gallery Drop 044 Asset
Summary Overview
Series Gallery Drop 044 has purchased a pair of Nike Air Jordan 1 High “‘Shattered Backboard’ Origin Story,” game-worn, signed sneakers (the “Series Gallery Drop 044 Asset”).
●    Significance in Popular Culture: In 1985, Michael Jordan participated in a Nike-sponsored exhibition game in Trieste, Italy. He scored 30 points and, in a moment that made sports history, shattered the backboard with a powerful dunk. Series Gallery Drop 044 acquired the exact sneakers worn in this historic moment, which still have a piece of glass from the shattered backboard on the sole of the left shoe.
●    Highlighted in the Press as the Most Expensive Sneaker: This exact pair of shoes was sold in August 2020 by Christie’s and became the most expensive pair of shoes ever sold, garnering significant press from mainstream outlets such as the Washington Post, Forbes, CNN and Artnet.
●    Nike Commemorates the Shattered Backboard Moment: Over the years, the Jordan brand has released sneakers to commemorate Michael Jordan’s best in-game moments. In 2015, Nike released a special edition “Shattered Backboard” colorway of the Air Jordan 1 in black and orange to commemorate this moment.
●    Scarcity: The Series Gallery Drop 044 “Shattered Backboard” pair of sneakers is a unique, grail-level, game-worn sneaker, representing a top 5 Michael Jordan moment. It is one of very few instances that Jordan laced up a retail version of the 1985 Nike Air Jordan 1 (as opposed to his customized TYPS version), and still includes a shard of glass in the sole from the original backboard.
Specifications
Title	“Shattered Backboard” Air Jordan 1
Brand	Nike
Colorway	Red and Black
Size	13.5
Condition	Game-worn by Michael Jordan during an exhibition game held in Trieste, Italy, in the summer of 1985
Release Date	1985
Signatures	Two Michael Jordan signatures
Authenticity	Letter of authenticity from JSA and original laces
Purchased From	Private Collector
Purchased For	$650,000
Year Purchased	2020

The Brand

Nike, Inc. is an American multinational corporation founded in 1964 by Bill Bowerman and Phil Knight that is engaged in the design, development, manufacturing and worldwide marketing and sales of footwear, apparel, equipment, accessories and services. The company is headquartered in Beaverton, Oregon and is considered the world’s largest supplier of athletic shoes and apparel as well as a major manufacturer of sports equipment.
Beginning in the 1980s, various items of Nike clothing became staples of mainstream American youth fashion and culture, especially tracksuits, shell suits, baseball caps, Air Jordans, Air Force 1’s and Air Max running shoes. Today, the brand has become a staple in the streetwear and hypebeast communities featuring collaborations with Off-White, Supreme, Kaws and Travis Scott, among others. The company competes with adidas, ASICS, Li Ning, lululemon athletica, Puma, V.F. Corporation and Under Armour.
The Player
By acclamation, Michael Jordan is the greatest basketball player of all time. —Biography of Michael Jordan From the official NBA website.
Michael Jordan (American, b. 1963), is often considered to be the greatest basketball player of all time. After growing up in Wilmington, North Carolina, Jordan played competitively for the University of North Carolina Chapel Hill (UNC), before being drafted third overall by the Chicago Bulls in 1984. Jordan quickly caught the heart of Chicago Bulls fans, bringing their first three championship run from 1991 to 1993, and then again from 1996 to 1998. His career included its hiccups, including two retirements and a stint in the MLB. Still, his legacy will always be cemented on the hardwood. Known for his explosive style of play and ability to take flight, when all was said and done, Michael Jordan played 15 seasons in the NBA, accruing an unparalleled resume of accolades including Rookie of the Year, five-time NBA MVP, six-time NBA champion, six-time Finals MVP, ten-time All-NBA First Team, nine-time NBA All-Defensive Team, Defensive Player of the Year, 14-time NBA All-Star, three-time NBA All-Star MVP and Hall of Fame induction. Today, he is partial owner of the Charlotte Hornets.
The Shoe
The Series Gallery Drop 044 Asset, known as the “Shattered Backboard” pair, is a unique pair of game-worn sneakers worn during one of the most iconic Michael Jordan moments. It is one of very few instances that Jordan laced up a retail version of the 1985 Nike Air Jordan 1 (as opposed to his customized TYPS version). It is the best photo-matched Air Jordan 1 sneaker in existence that can be linked to an iconic moment in sports history.
Following his NBA rookie season, Michael Jordan participated in a Nike-sponsored exhibition game in Trieste, Italy, on August 25, 1985. Michael Jordan wore a black-and-orange Stefanel Trieste jersey as the game featured Italian Liga A teams Stefanel Trieste and Snaidero Caserta.
Jordan scored 30 points during this game and shattered the glass backboard into thousands of pieces with a powerful dunk. One of those glass pieces remains in the left outsole of this sneaker. After the game, Jordan gave this pair of sneakers to Gianni Bertolitti, the captain of the Stefanel team.
Market Assessment
Market demand for game-worn sneakers and sports memorabilia has substantially grown in recent years. Sports memorabilia is now estimated to be a $5.4 billion market. Growth in this sector will continue to rise as sneaker fans move into cards and memorabilia. Lastly, the wave of foreign players who have entered the NBA over the past 20 years, such as Yao Ming of China and Luka Doncic of Slovenia, has drawn non-Americans to NBA memorabilia, increasing demand and, therefore, value.
Condition Report

The Series Gallery Drop 044 Asset was worn by Michael Jordan in the 1985 Nike Exhibition Game in Trieste, Italy. They feature Michael Jordan rookie signatures in black pen, located on the inner collar of each foot and are accompanied by a letter of authenticity from James Spence Authentication and the original laces. The sneakers also includes a piece of glass from the shattered backboard in the left outsole.
Ownership and Pricing History
The Series Gallery Drop 044 Asset was purchased from a private collector who acquired the sneakers at a Christie’s auction in August 2020 for $615,000. Christie’s estimated the value of the sneaker to be between $650,000 and $850,000. The sneakers were sourced from Gianni Bertolitti, the captain of the Stefanel team, who received the sneakers directly from Michael Jordan after the game.
The Series Gallery Drop 045 Asset
On December 20, 2021, Series Gallery Drop 045 sold the Series Gallery Drop 045 Asset, a PSA GEM-MT 10-graded complete set (132) of 1986 Fleer basketball trading cards, for $685,000 versus the Series Gallery Drop 045 offering amount of $230,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 045 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 045 Interests. Our manager, as the manager of Series Gallery Drop 045, was appointed as liquidator and distributed to holders of Series Gallery Drop 045 Interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 045. After making such distribution, our manager began winding up Series Gallery Drop 045 as the series no longer had any assets or liabilities.
The Series Gallery Drop 046 Asset
Summary Overview
Series Gallery Drop 046 has purchased a PSA GEM-MT 10-graded 2000 SP Authentic #118 Tom Brady rookie trading card (the “Series Gallery Drop 046 Asset”).
●    Rookie Cards: For any given player, rookie cards are considered the most desirable and valuable cards.
●    Cultural Relevance of Tom Brady: Tom Brady is one of the most celebrated figures of this generation of NFL players, and considered to be the greatest quarterback of all time. His accomplishments include six Super Bowl Rings (first player in the NFL to hit this milestone), four Super Bowl MVP awards and three NFL MVP awards. This rookie card is a memento of the trajectory of his career.
●    Scarcity: With the introduction of serial numbers on cards, scarcity has been built into the card issues, which assures that print runs will be limited. This card is numbered #1111 of 1250.
●    GEM-MT 10 Grade: The Series Gallery Drop 046 Asset card is a GEM-MT 10 PSA-graded 2000 SP Authentic #118 Tom Brady Rookie Card (98 PSA 10 cards in the world). GEM-MT 10 is the highest available grade in the PSA grading system.
Specifications
Card	SP Authentic #118 Tom Brady Rookie Card
Production Year	2000
PSA Grade	GEM-MT 10
Purchased From	Goldin Auctions
Purchased For	$50,400
Year Purchased	2020

The Athlete
Tom Brady (American, b. 1977) is largely considered to be one of the greatest football players of all time. He played for the New England Patriots for the first 20 seasons of his career, playing in nine Super Bowls and winning six, becoming the first player in the NFL to hit that milestone. He also won four Super Bowl MVP awards (XXXVI, XXXVIII, XLIX and LI) and three NFL MVP awards (2007, 2010 and 2017). Brady left the Patriots after the 2019 season and signed a two-year deal with the Tampa Bay Buccaneers.
The Card
The 2000 SP Authentic #118 Tom Brady Rookie Card is one of the most sought-after Tom Brady NFL cards. The card was created in a limited print run of only 1250 copies, and the cards feature a serial number. The Series Gallery Drop 046 Asset card is numbered “#1111/1250” on the front of the card.
Market Assessment
With the advent of nostalgia collecting, sports trading cards hold a special place in the position of many people’s hearts. However, with the development of the serial number system and card grading, what was once a hobby has become a valuable industry. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide.
Condition Report
The Series Gallery Drop 046 Asset is a GEM-MT 10 Professional Sports Authenticator (PSA) graded trading card. GEM-MT 10 is the highest available grade in the PSA grading system. There are 98 GEM-MT 10 PSA-graded 2000 SP Authentic #118 Tom Brady Rookie Cards in circulation. The card is preserved in a plastic PSA holder with tamper-evident seal.
Ownership and Pricing History
The Series Gallery Drop 046 Asset was purchased from Goldin Auctions, a well-known auction house. The specific ownership and pricing history of the card constituting the Series Gallery Drop 046 Asset is unknown, however there are public sale data points for the card that are close to our purchase price.
The Series Gallery Drop 047 Asset
On July 27, 2022, Series Gallery Drop 047 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1981 Topps #216 Joe Montana rookie trading card, for $72,000 versus the Series Gallery Drop 047 offering amount of $30,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 047 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 047 interests. Our manager, as the manager of Series Gallery Drop 047, was appointed as liquidator and distributed to holders of Series Gallery Drop 047 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 047. After making such distribution, our manager began winding up Series Gallery Drop 047 as the series no longer had any assets or liabilities.
The Series Gallery Drop 048 Asset
Summary Overview
Series Gallery Drop 048 has purchased a 2011 35cm Hermès Birkin So Black handbag (the “Series Gallery Drop 048 Asset”).

●    Cultural significance: Hermès’ Birkin bag is widely acknowledged as the most coveted luxury handbag, and has been referred to as “fashion’s ultimate status symbol” in an article published by the BBC and “the it bag for rich and powerful women” in an article published by NPR. This status is reinforced by Hermès’ strategy of maintaining extreme scarcity — waiting lists are years long, connections are required and brand loyalty needs to be demonstrated prior to buying a Birkin. The Birkin is frequently spotted on celebrities, and collectors include Victoria Beckham (who has a collection of over 100 Birkin bags valued at more than $2 million), Beyonce, Drake and the Kardashians.
●    Historical appreciation: According to Knight Frank’s Luxury Investment Index, handbags appreciated 13% in 2019 and ranked as the top collectible investment for the year. Within that, Birkin bags dominated the higher end of the market, and appreciated 13% during the year.
●    High demand: The So Black collection was created by famed designer Jean Paul Gaultier in 2010, and was one of his last collections as creative director of Hermès. According to Christie’s, the So Black collection is one of the most desirable handbag collections on the market. Referencing So Black Birkins, Christie’s specialist Rachel Koffsky says, “[t]his is the type of piece that when you see it at auction, collectors are going to go above and beyond the estimate because they don’t know when it will come up at auction again.”
●    Rare, limited edition: The So Black collection was only produced in limited quantities from 2010 to 2011, and was pulled from distribution because the extremely delicate hardware made it less utilitarian. Christie’s notes that it is extremely hard to find a So Black bag in pristine condition today. The Series Gallery Drop 048 Asset handbag, purchased from Christie’s, is in excellent condition, with no damage to the hardware and only a few light signs of wear on the underside.
Specifications
Brand	Hermès
Model	35cm Birkin So Black
Year	2011
Purchased From	Christie’s
Purchased For	$56,250
Year Purchased	2019

The Brand
Hermès is a French fashion house that was established in Paris in 1937 by Thierry Hermès. In its early days, Hermès specialized in saddlery and harnesses, and transformed over time into a prominent high-end luxury fashion house.
Today, the brand is best known for its Birkin and Kelly handbags, inspired by style icons Princess Grace Kelly and Jane Birkin. In keeping with its roots, some of the same techniques used to craft their high-quality saddles can still be seen in their hand-stitched handbags, which feature saddle stitches that cannot be replicated by machines.
Birkin Bags and the So Black Collection

The Birkin bag was created in 1984, inspired by a conversation between Jean-Louis Dumas (creative director of Hermès at the time) and actress Jane Birkin on an international flight. Dumas asked Birkin why she was carrying a simple straw tote, and she told him that most leather bags were too structured for her taste. They conceptualized the Birkin Bag on the back of an airsickness bag during that flight, and it hasn’t changed much in style or function ever since. It takes one craftsperson at least 18 hours to handcraft a Birkin bag, as a result of which they are made in extremely limited quantities. The Birkin bag has been referred to as “fashion’s ultimate status symbol” in an article published by the BBC and “the it bag for rich and powerful women” in an article published by NPR. This status is reinforced by its extreme scarcity — waiting lists are years long, connections are required and brand loyalty needs to be demonstrated prior to buying a Birkin. The Birkin is frequently spotted on celebrities, and collectors include Victoria Beckham (who has a collection of over 100 Birkin bags valued at more than $2 million), Beyonce, Drake and the Kardashians.
The So Black collection was created by famed designer Jean Paul Gaultier in 2010 for Hermès, and was one of his last collections as creative director of Hermès. It is characterized by its black hardware, which is the result of a PVD coating. The So Black collection was only produced in limited quantities from 2010 2011, and was pulled from distribution because the extremely delicate hardware made it less utilitarian.
Market Assessment
Barron’s cites a study by Baghunter which finds that Birkin bags had an average annual appreciation of 14.2% between 1980 and 2015. The study also finds that the value of Birkin bags has never depreciated, as cited by Business Insider. The greatest annual price appreciation was 25% (2001), and the lowest was 2.1% (1986).
According to Knight Frank’s Luxury Investment Index, handbags appreciated 13% in 2019 and ranked as the top collectible investment for the year. Within that, Birkin bags dominated the higher end of the market, and appreciated 13% during the year.
According to Christie’s, the So Black collection is one of the most desirable handbag collections on the market. Referencing So Black Birkins, Christie’s specialist Rachel Koffsky says, “[t]his is the type of piece that when you see it at auction, collectors are going to go above and beyond the estimate because they don’t know when it will come up at auction again.”
Condition Report
Christie’s grades this handbag a Grade 2 (excellent to pristine condition).
Ownership and Pricing History
The Series Gallery Drop 048 Asset was purchased from Christie’s, a well-known auction house. The specific ownership and pricing history of the handbag constituting the Series Gallery Drop 048 Asset is unknown, however there are public sale data points for the handbag that are within range of our purchase price.
The Series Gallery Drop 049 Asset
Summary Overview
Series Gallery Drop 049 has purchased a PSA GEM-MT 10-graded 2003 SP Authentic Limited LeBron James #148 trading card (the “Series Gallery Drop 049 Asset”).
●    Rookie Cards: For any given player, rookie cards are considered the most desirable and valuable cards. Certain special iterations of cards include specialty refractors (a reflective coating that displays a rainbow when held at a specific angle), autographs or pieces of jersey which further compound the value of the asset.

●    Cultural Relevance of Lebron James: LeBron James is one of the most celebrated figures of this generation of NBA players. As he is frequently compared to Michael Jordan, his name carries a legacy that is unlikely to disappear anytime soon. His accomplishments include eight consecutive NBA Finals appearances (2011-2018), four NBA championship titles, four Most Valuable Player (MVP) Awards, four Finals MVP Awards, 16-time NBA All-Star and two Olympic gold medals. This rookie card is a memento of the trajectory of his career, from the first overall pick in the 2003 draft to a four-time NBA champion.
●    Scarcity: With the introduction of serial numbers on basketball cards, scarcity has been built into the card issues, which assures that print runs will be limited. The scarcity of limited edition cards is compounded by the condition and grading.
●    GEM-MT 10 Grade: The Series Gallery Drop 049 Asset card is a GEM-MT 10 PSA-graded 2003 SP Authentic Limited LeBron James #148 card (9 copies in the world). GEM-MT 10 is the highest available grade in the PSA grading system.
Specifications
Card	LeBron James SP Authentic Limited #148
Production Year	2003
PSA Grade	GEM-MT 10
Purchased From	PWCC
Purchased For	$214,500
Year Purchased	2020

The Athlete
LeBron James (American, b. 1984) is largely considered to be one of the greatest basketball players of all time. After growing up in Cleveland, James was drafted to the Cleveland Cavaliers as a first round pick in 2003. He was named 2003-04 Rookie of the Year and made a name for himself on the court as a force to be reckoned with. After playing for the Cavaliers until 2010, James made the controversial decision to continue his NBA career with the Miami Heat. In Miami, he led the Heat to back to back NBA championships in 2012 and 2013. In 2014, James opted out of his Heat contract to return to the Cavaliers where he won another championship in 2016, thus ending the 52-year professional sports title drought in Cleveland. Although he is approaching the age of 40, James decided to continue his career in Los Angeles and signed with the Lakers in 2018 and remains a force on and off the court.
Outside of basketball, James rose to fame in a myriad of endeavors. He is the face of numerous endorsements, including his well known Sprite and Nike commercials. He has become a pop culture figure that reaches far beyond basketball through cameos in shows like Saturday Night Live. He is also an activist for education through the LeBron James Family Foundation.
The Card
The 2003 SP Authentic Limited LeBron James #148 is one of the most coveted LeBron James rookie cards. There were only 50 copies of this card printed, and the Series Gallery Drop 049 Asset card is numbered 25/50. It features an action shot of James’ one-handed shot on the front, with an autograph in blue ink on the card. The back of the card reads, “Congratulations! You have received a card personally autographed by LeBron James,” and certifies the authenticity of the signature.
Market Assessment

With the advent of nostalgia collecting, sports trading cards hold a special place in the position of many people’s hearts. However, with the development of the serial number system and card grading, what was once a hobby has become a valuable industry. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide.
Condition Report
The Series Gallery Drop 049 Asset is a GEM-MT 10 Professional Sports Authenticator (PSA) graded trading card. GEM-MT 10 is the highest available grade in the PSA grading system. There are 9 GEM-MT 10 PSA-graded 2003 SP Authentic Limited LeBron James #148 cards in circulation. The card is in virtually perfect condition according to PSA and preserved in a plastic PSA holder with tamper-evident seal.
Ownership and Pricing History
The Series Gallery Drop 049 Asset was purchased from PWCC, a well-known trading card auction house. The specific ownership and pricing history of the card constituting the Series Gallery Drop 049 Asset is unknown, however there are public sale data points for the card that are close to our purchase price.
The Series Gallery Drop 050 Asset
On September 29, 2022, Series Gallery Drop 050 sold the underlying asset of such series, a 9.6 A+ Wata-graded Zelda II: The Adventure of Link NES game, for $9,720 net of auction fees versus the Series Gallery Drop 050 offering amount of $29,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 050 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 050 interests. Our manager, as the manager of Series Gallery Drop 050, was appointed as liquidator and distributed to holders of Series Gallery Drop 050 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 050. After making such distribution, our manager began winding up Series Gallery Drop 050 as the series no longer has any assets or liabilities.
The Series Gallery Drop 051 Asset
Summary Overview
Series Gallery Drop 051 has purchased a PSA GEM-MT 10-graded 2009 Topps Chrome Stephen Curry #101 trading card (the “Series Gallery Drop 051 Asset”).
●    Rookie Cards: For any given player, rookie cards are considered the most desirable and valuable cards.
●    Cultural Relevance of Stephen Curry: Steph Curry is considered to be the greatest shooters to ever play in the NBA. In just 10 seasons, he has a long list of accomplishments, including three NBA championship titles, two Most Valuable Player (MVP) Awards, six-time NBA All-Star and 2015-16 scoring champion.
●    Scarcity: With the introduction of serial numbers on basketball cards, scarcity has been built into the card issues, which assures that print runs will be limited. The scarcity of limited edition cards is compounded by the condition and grading. The Series Gallery Drop 051 Asset card is a part of a print run of only 999 cards.
●    GEM-MT 10 Grade: The Series Gallery Drop 051 Asset card is a GEM-MT 10 PSA-graded 2009 Topps Chrome Stephen Curry #101 card (60 copies in the world). GEM-MT 10 is the highest available grade in the PSA grading system.
Specifications
Card	Topps Chrome Stephen Curry #101
Production Year	2009
PSA Grade	GEM-MT 10

Purchased From	eBay
Purchased For	$28,999
Year Purchased	2020

The Athlete
Wardell Stephen “Steph” Curry II (American, b. 1988) is considered to be the greatest shooter in NBA history. Curry was drafted to the Golden State Warriors in the 2009 NBA Draft as the seventh overall pick. Curry set the NBA record for three-pointers made in a season with 272, and subsequently broke that record in 2015 with 286 and again in 2016 with 402. As of 2021, he was ranked third for the most three-pointers in NBA history, and his accomplishments include three NBA championship titles, two NBA MVP Awards, six-time All-Star and 2015-16 scoring champion.
The Card
The 2009 Topps Chrome Stephen Curry #101 is one of the most coveted Steph Curry rookie cards. There were only 999 copies of this card printed, and the Series Gallery Drop 051 Asset card is one of only 60 PSA 10-graded cards. It features a portrait of Curry on the front, with a quote on the back: “A superb shooter like his father, longtime NBA marksman Dell Curry, Stephen knocked down 414 3-pointers to become Davidson’s all-time career scorer in three seasons. However, it was another aspect of his game that stood out to Bobcats coach Larry Brown in a pre-draft workout. ‘The thing that most impressed me is that he passes the ball,’ said Brown. ‘He’s a great passer. He knows how to play.’” The card also features a “Rookie Card” logo on the top right corner.
Market Assessment
With the advent of nostalgia collecting, sports trading cards hold a special place in the position of many people’s hearts. However, with the development of the serial number system and card grading, what was once a hobby has become a valuable industry. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide.
Condition Report
The Series Gallery Drop 051 Asset is a GEM-MT 10 Professional Sports Authenticator (PSA) graded trading card. GEM-MT 10 is the highest available grade in the PSA grading system. There are 60 GEM-MT 10 PSA-graded 2009 Topps Chrome Stephen Curry #101 cards in circulation. The card is in virtually perfect condition according to PSA and preserved in a plastic PSA holder with tamper-evident seal.
Ownership and Pricing History
The Series Gallery Drop 051 Asset was purchased from eBay. The specific ownership and pricing history of the card constituting the Series Gallery Drop 051 Asset is unknown, however there are public sale data points for the card that are close to our purchase price.
The Series Gallery Drop 052 Asset
On August 30, 2022, Series Gallery Drop 052 sold the underlying asset of such series, a 9.4 A Wata-graded Pokémon Blue Game Boy game, for $3,888 net of auction fees versus the Series Gallery Drop 052 offering amount of $10,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 052 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 052 interests. Our manager, as the manager of Series Gallery Drop 052, was appointed as liquidator and distributed to holders of Series Gallery Drop 052 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 052. After making such distribution, our manager began winding up Series Gallery Drop 052 as the series no longer has any assets or liabilities.

The Series Gallery Drop 053 Asset
On September 29, 2022, Series Gallery Drop 053 sold the underlying asset of such series, a 9.8 A+ Wata-graded Pokémon Yellow Game Boy game, for $23,760 net of auction fees versus the Series Gallery Drop 053 offering amount of $79,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 053 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 053 interests. Our manager, as the manager of Series Gallery Drop 053, was appointed as liquidator and distributed to holders of Series Gallery Drop 053 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 053. After making such distribution, our manager began winding up Series Gallery Drop 053 as the series no longer has any assets or liabilities.
The Series Gallery Drop 054 Asset
On August 5, 2022, Series Gallery Drop 054 sold the underlying asset of such series, a 9.8 A Wata-graded Golf NES game, for $12,960 net of auction fees versus the Series Gallery Drop 054 offering amount of $19,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 054 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 054 interests. Our manager, as the manager of Series Gallery Drop 054, was appointed as liquidator and distributed to holders of Series Gallery Drop 054 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 054. After making such distribution, our manager began winding up Series Gallery Drop 054 as the series no longer has any assets or liabilities.
The Series Gallery Drop 055 Asset
On August 6, 2022, Series Gallery Drop 055 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Blastoise #2 trading card, for $21,637 net of auction fees versus the Series Gallery Drop 055 offering amount of $47,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 055 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 055 interests. Our manager, as the manager of Series Gallery Drop 055, was appointed as liquidator and distributed to holders of Series Gallery Drop 055 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 055. After making such distribution, our manager began winding up Series Gallery Drop 055 as the series no longer has any assets or liabilities.
The Series Gallery Drop 056 Asset
On August 20, 2022, Series Gallery Drop 056 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Mewtwo #10 trading card, for $11,275 net of auction fees versus the Series Gallery Drop 056 offering amount of $21,200. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 056 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 056 interests. Our manager, as the manager of Series Gallery Drop 056, was appointed as liquidator and distributed to holders of Series Gallery Drop 056 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 056. After making such distribution, our manager began winding up Series Gallery Drop 056 as the series no longer has any assets or liabilities.
The Series Gallery Drop 057 Asset
On August 20, 2022, Series Gallery Drop 057 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Raichu #14 trading card, for $9,900 net of auction fees versus the Series Gallery Drop 057 offering amount of $18,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 057 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 057 interests. Our manager, as the manager of Series Gallery Drop 057, was appointed as liquidator and distributed to holders of Series Gallery Drop 057 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 057. After making such distribution, our manager began winding up Series Gallery Drop 057 as the series no longer has any assets or liabilities.

The Series Gallery Drop 058 Asset
On August 20, 2022, Series Gallery Drop 058 sold the underlying asset of such series, a BGS 9.5-graded 2012-13 National Treasures Anthony Davis RPA trading card, for $5,225 net of auction fees versus the Series Gallery Drop 058 offering amount of $22,400. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 058 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 058 interests. Our manager, as the manager of Series Gallery Drop 058, was appointed as liquidator and distributed to holders of Series Gallery Drop 058 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 058. After making such distribution, our manager began winding up Series Gallery Drop 058 as the series no longer has any assets or liabilities.
The Series Gallery Drop 059 Asset
Summary Overview
Series Gallery Drop 059 has purchased a 9.4 Wata-graded Super Mario Bros. NES game (the “Series Gallery Drop 059 Asset”).
●    Best-Selling Game: Super Mario Bros. is the best-selling game in the Super Mario Bros. series and one of the best-selling video games of all time at over 40 million copies sold worldwide. The game has two sequels, Super Mario Bros. 2 and Super Mario Bros. 3, which were also very popular with audiences.
●    9.4 Grade: The Series Gallery Drop 059 Asset is a 9.4 Wata-graded Super Mario Bros. NES game, with a Grade A+ seal. The game was purchased from a private collector. It is a “Round SOQ” variation, which has not previously been sold on the public market.
●    Significance in Pop Culture: The characters in the Super Mario Bros. franchise are embedded in pop culture. The game was created over 30 years ago, and continues to sell in the latest video game formats even today, such as the Nintendo Switch.
Specifications
Title	Super Mario Bros.
Game Type	Nintendo NES
Release Year	1985
Wata Grade	9.4
Seal Grade	A+
Purchased From	Private Collector
Purchased For	$73,700
Year Purchased	2020

The Game
Super Mario Bros. is the best-selling game in the Super Mario Bros. franchise, and has retained cultural significance over the 35 years since its original release. It was subsequently ported to other video game formats and has been released on most Nintendo systems. It kicked off an entire franchise featuring several video games, TV series and a movie.
The game is a multi-player game featuring Mario and Luigi in a side-scrolling format as they travel through the Mushroom Kingdom to defeat the antagonist, Bowser, rescue Princess Toadstool and encounter various challenges along the way.
Market Assessment

The factory-sealed video game collecting category has gained significant interest in the past year. We believe that the category is well-positioned for growth as a result of a centralized grading authority (Wata) to vet authenticity and condition and increasing accessibility as more auction houses and resellers start selling NES games.
Condition Report
The Series Gallery Drop 059 Asset is a 9.4 Wata-graded NES game with a Grade A+ seal. The game is in excellent condition and preserved in a Wata plastic holder.
Ownership and Pricing History
We purchased the Series Gallery Drop 059 Asset from a private collector. Prior ownership and pricing history of the Series Gallery Drop 059 Asset is unknown.
The Series Gallery Drop 060 Asset
On May 2, 2022, Series Gallery Drop 060 sold the underlying asset of such series, a 9.6 CGC-graded Daredevil #1 comic, for $140,000 versus the Series Gallery Drop 060 offering amount of $51,100. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 060 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 060 interests. Our manager, as the manager of Series Gallery Drop 060, was appointed as liquidator and distributed to holders of Series Gallery Drop 060 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 060. After making such distribution, our manager began winding up Series Gallery Drop 060 as the series no longer had any assets or liabilities.
The Series Gallery Drop 061 Asset
On August 6, 2022, Series Gallery Drop 061 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Venusaur #15 trading card, for $12,100 net of auction fees versus the Series Gallery Drop 061 offering amount of $23,100. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 061 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 061 interests. Our manager, as the manager of Series Gallery Drop 061, was appointed as liquidator and distributed to holders of Series Gallery Drop 061 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 061. After making such distribution, our manager began winding up Series Gallery Drop 061 as the series no longer has any assets or liabilities.
The Series Gallery Drop 062 Asset
On September 29, 2022, Series Gallery Drop 062 sold the underlying asset of such series, a collection of 9.8 A++ Wata-graded Tetris and Tetris II games, for $22,464 net of auction fees versus the Series Gallery Drop 062 offering amount of $16,200. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 062 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 062 interests. Our manager, as the manager of Series Gallery Drop 062, was appointed as liquidator and distributed to holders of Series Gallery Drop 062 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 062. After making such distribution, our manager began winding up Series Gallery Drop 062 as the series no longer had any assets or liabilities.
The Series Gallery Drop 063 Asset
Summary Overview
Series Gallery Drop 063 has purchased a BGS 9.5-graded 2002-03 Panini Futebol Portugal Cristiano Ronaldo #137 trading card (the “Series Gallery Drop 063 Asset”).

●    Rookie Cards: For any given player, rookie cards are considered the most desirable and valuable cards.
●    Cultural Relevance of Cristiano Ronaldo: Cristiano Ronaldo is considered to be among the greatest soccer players of all time. After 18 years playing for powerhouse teams such as Real Madrid, Manchester United and now Juventus, Ronaldo has achieved five Ballon d’OR awards, four European Golden Shoes, five Champions League titles, one UEFA European League Championship and one UEFA Nations League title.
●    Scarcity: With the introduction of serial numbers on soccer cards, scarcity has been built into the card issues, which assures that print runs will be limited. The scarcity of limited edition cards is compounded by the condition and grading.
●    BGS 9.5 Grade: The Series Gallery Drop 063 Asset card is a BGS 9.5-graded 2002-03 Panini Futebol Portugal Cristiano Ronaldo #137 trading card (40 copies in the world).
Specifications
Card	Panini Futebol Portugal Cristiano Ronaldo #137
Production Year	2012-2013
BGS Grade	9.5
Purchased From	Private Collector
Purchased For	$20,000
Year Purchased	2020

The Athlete
Cristiano Ronaldo is considered to be among the greatest soccer players of all time. After 18 years playing for powerhouse teams such as Real Madrid, Manchester United and now Juventus, Ronaldo has achieved five Ballon d’OR awards, four European Golden Shoes, five Champions League titles, one UEFA European League Championship and one UEFA Nations League title. As of December 2020, Ronaldo is also the most followed person on Instagram with 246 million followers.
The Card
The 2002-03 Panini Futebol Portugal Cristiano Ronaldo #137 trading card is the most coveted Cristiano Ronaldo rookie card, and considered to be his true rookie card by collectors. The card features an action shot of a young Ronaldo in his Portugal uniform.
Market Assessment
With the advent of nostalgia collecting, sports trading cards hold a special place in the position of many people’s hearts. However, with the development of the serial number system and card grading, what was once a hobby has become a valuable industry. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide.
Condition Report
The Series Gallery Drop 063 Asset is a Beckett Grading Services (BGS) graded trading card. There are 40 BGS 9.5-graded 2002-03 Panini Futebol Portugal Cristiano Ronaldo #137 trading cards in circulation. The card is preserved in a plastic BGS holder and features sub-grades: 9.5 for “Centering,” 9 for “Corners,” 9.5 for “Edges” and 9.5 for “Surface.”
Ownership and Pricing History

The Series Gallery Drop 063 Asset was purchased from eBay. The specific ownership and pricing history of the card constituting the Series Gallery Drop 063 Asset is unknown, however there are public sale data points for the card that are close to our purchase price.
The Series Gallery Drop 064 Asset
Summary Overview
Series Gallery Drop 064 has purchased a BGS 9.5-graded 2004-05 Panini Megacracks La Liga Lionel Messi #71 trading card (the “Series Gallery Drop 064 Asset”).
●    Rookie Cards: For any given player, rookie cards are considered the most desirable and valuable cards.
●    Cultural Relevance of Lionel Messi: Lionel Messi is considered to be among the greatest soccer players of all time. After 16 years playing for FC Barcelona, Messi has achieved a record six Ballon d’OR awards, a record six European Golden Shoes, 10 La Liga titles, four Champions League titles and six Copas del Rey.
●    Scarcity: With the introduction of serial numbers on soccer cards, scarcity has been built into the card issues, which assures that print runs will be limited. The scarcity of limited edition cards is compounded by the condition and grading.
●    BGS 9.5 Grade: The Series Gallery Drop 064 Asset card is a BGS 9.5-graded 2004-05 Panini Megacracks La Liga Lionel Messi #71 trading card (70 copies in the world).
Specifications
Card	Panini Megacracks La Liga Lionel Messi #71
Production Year	2004-05
BGS Grade	9.5
Purchased From	Private Collector
Purchased For	$32,000
Year Purchased	2020

The Athlete
Lionel Messi is considered to be among the greatest soccer players of all time. Messi has spent his entire career with Barcelona, and his achievements include a record six Ballon d’OR awards, a record six European Golden Shoes, 10 La Liga titles, four Champions League titles and six Copas del Rey. He is also the captain of Argentina’s national team, and is the country’s all-time leading goal scorer.
The Card
The 2004-05 Panini Megacracks La Liga Lionel Messi #71 trading card is the most coveted and valuable Lionel Messi rookie card. The card features an action shot of a young Messi dribbling the ball in his FC Barcelona uniform.
Market Assessment
With the advent of nostalgia collecting, sports trading cards hold a special place in the position of many people’s hearts. However, with the development of the serial number system and card grading, what was once a hobby has become a valuable industry. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide.

Condition Report
The Series Gallery Drop 064 Asset is a Beckett Grading Services (BGS) graded trading card. There are 70 BGS 9.5-graded 2004-05 Panini Megacracks La Liga Lionel Messi #71 trading cards in circulation. The card is preserved in a plastic BGS holder and features sub-grades: 9.5 for “Centering,” 9 for “Corners,” 9.5 for “Edges” and 9.5 for “Surface.”
Ownership and Pricing History
The Series Gallery Drop 064 Asset was purchased from eBay. The specific ownership and pricing history of the card constituting the Series Gallery Drop 064 Asset is unknown, however there are public sale data points for the card that are close to our purchase price.
The Series Gallery Drop 065 Asset
On August 6, 2022, Series Gallery Drop 065 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1996 Topps Chrome Allen Iverson #171 Refractor trading card, for $27,501 net of auction fees versus the Series Gallery Drop 065 offering amount of $26,120, inclusive of interests issued to the original asset seller. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 065 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 065 interests. Our manager, as the manager of Series Gallery Drop 065, was appointed as liquidator and distributed to holders of Series Gallery Drop 065 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 065. After making such distribution, our manager began winding up Series Gallery Drop 065 as the series no longer had any assets or liabilities.
The Series Gallery Drop 066 Asset
Summary Overview
Series Gallery Drop 066 has purchased a PSA GEM-MT Dual 10-graded 2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading card (the “Series Gallery Drop 066 Asset”).
●    Rookie Cards: For any given player, rookie cards are considered the most desirable and valuable cards. Certain special iterations of cards include autographs or pieces of jersey which further compound the value of the asset. This card is an “RPA,” which is a rookie card with a jersey patch and an autograph.
●    Cultural Relevance of Giannis Antetokounmpo: Giannis Antetokounmpo has earned two consecutive MVP awards and secured the #2 spot in the Top-10 NBA players rankings behind LeBron James. Known as “The Greek Freak,” the 2020 Defensive Player of the Year reigns as a fan favorite, leading the Milwaukee Bucks to four consecutive playoff runs.
●    Scarcity: With the introduction of serial numbers on basketball cards, scarcity has been built into the card issues, which assures that print runs will be limited. The scarcity of limited edition cards is compounded by the condition and grading. The Series Gallery Drop 066 Asset card is a part of a print run of only 99 cards.
●    PSA 10 Grade: The Series Gallery Drop 066 Asset card is a PSA GEM-MT Dual 10-graded 2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading card (four copies in the world at a Dual 10 grade).
Specifications
Card	Panini Immaculate Collection Giannis Antetokounmpo #131 RPA
Production Year	2013
PSA Grade	Dual 10 (Card Grade 10, Autograph Grade 10)

Purchased From	Michael Karnjanaprakorn
Purchased For	$90,000
Year Purchased	2021

The Athlete
Giannis Sina Ugo Antetokounmpo (Greek / Nigerian, b. 1994) is a professional basketball player in the NBA, and, as of 2021, plays for the Milwaukee Bucks. Antetokounmpo’s size and versatility changed the game of basketball, earning him two consecutive MVP awards and securing him the #2 spot in the Top-10 NBA players rankings behind LeBron James. Known as “The Greek Freak,” the 2020 Defensive Player of the Year reigns as a fan favorite, leading the Milwaulkee Bucks to four consecutive playoff runs.
The Card
The 2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading card is one of the most coveted Giannis Antetokounmp rookie cards. There were only 99 copies of this card printed, and the Series Gallery Drop 066 Asset card is one of only four PSA Dual 10-graded cards. The card is numbered 94/99 on the front and features a three-color jersey patch insert and an on-card autograph.
Market Assessment
With the advent of nostalgia collecting, sports trading cards hold a special place in the position of many people’s hearts. However, with the development of the serial number system and card grading, what was once a hobby has become a valuable industry. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide.
Condition Report
The Series Gallery Drop 066 Asset is a GEM-MT 10 Professional Sports Authenticator (PSA) graded trading card. GEM-MT 10 is the highest available grade in the PSA grading system. There are four PSA GEM-MT Dual 10-graded 2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading cards in circulation. “Dual 10” refers to a PSA 10 grade for the card as well as for the autograph. The card is in virtually perfect condition according to PSA and preserved in a plastic PSA holder with tamper-evident seal.
Ownership and Pricing History
The Series Gallery Drop 066 Asset was purchased from Michael Karnjanaprakorn, the CEO and a director of our manager. Mr. Karnjanaprakorn purchased the Series Gallery Drop 066 Asset from a private collector for $90,000, the same price paid by Series Gallery Drop 066. The prior specific ownership and pricing history of the card constituting the Series Gallery Drop 066 Asset is unknown.
The Series Gallery Drop 067 Asset
On September 11, 2022, Series Gallery Drop 067 sold the underlying asset of such series, a BGS Dual 10-graded 2003-04 SP Authentic Signatures #LJA LeBron James trading card, for $19,250 net of auction fees versus the Series Gallery Drop 067 offering amount of $63,200. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 067 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 067 interests. Our manager, as the manager of Series Gallery Drop 067, was appointed as liquidator and distributed to holders of Series Gallery Drop 067 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 067. After making such distribution, our manager began winding up Series Gallery Drop 067 as the series no longer has any assets or liabilities.
The Series Gallery Drop 068 Asset

On August 20, 2022, Series Gallery Drop 068 sold the underlying asset of such series, a PSA GEM-MT 10-graded 2007 Topps Chrome Kevin Durant #131 Refractor trading card, for $8,800 net of auction fees versus the Series Gallery Drop 068 offering amount of $25,300. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 068 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 068 interests. Our manager, as the manager of Series Gallery Drop 068, was appointed as liquidator and distributed to holders of Series Gallery Drop 068 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 068. After making such distribution, our manager began winding up Series Gallery Drop 068 as the series no longer has any assets or liabilities.
The Series Gallery Drop 069 Asset
On August 20, 2022, Series Gallery Drop 069 sold the underlying asset of such series, a collection of 15 PSA GEM-MT 10-graded NBA Panini Prizm Silver trading cards, for $7,425 net of auction fees versus the Series Gallery Drop 069 offering amount of $37,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 069 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 069 interests. Our manager, as the manager of Series Gallery Drop 069, was appointed as liquidator and distributed to holders of Series Gallery Drop 069 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 069. After making such distribution, our manager began winding up Series Gallery Drop 069 as the series no longer has any assets or liabilities.
The Series Gallery Drop 070 Asset
On August 30, 2022, Series Gallery Drop 070 sold the underlying asset of such series, a 9.2 A Wata-graded Contra NES game, for $10,800 net of auction fees versus the Series Gallery Drop 070 offering amount of $32,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 070 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 070 interests. Our manager, as the manager of Series Gallery Drop 070, was appointed as liquidator and distributed to holders of Series Gallery Drop 070 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 070. After making such distribution, our manager began winding up Series Gallery Drop 070 as the series no longer has any assets or liabilities.
The Series Gallery Drop 071 Asset
Summary Overview
Series Gallery Drop 071 has purchased a PSA GEM-MT 10-graded 2018 Panini Prizm Luka Doncic Prizm Mojo #280 trading card (the “Series Gallery Drop 071 Asset”).
●    Thesis: Luka Doncic is one of the most promising young players the NBA has seen in years. In his first few years, Luka has dominated, winning Rookie of the Year in 2019 and receiving an All-Star invite in 2020. Doncic surpassed Michael Jordan in career triple-doubles by the age of 21. We are bullish on Luka's trajectory as he continues to perform at the highest level.
●    The Card: Amongst Panini Prizm Parallels cards (exclusive variations), the Mojo ranks amongst the rarest, numbered to just 25 in existence. Considering the momentum around Doncic’s rarest Prizm Parallels (gold, blue ice, etc.), compounded by a population of nine in PSA GEM-MT 10, we feel that the one of 25 Mojo Prizm is particularly valuable and collectible.
Specifications
Card	Luka Doncic Prizm Mojo #280
Production Year	2018
PSA Grade	GEM-MT 10
Purchased From	Private Collector

Purchased For	$100,000
Year Purchased	2021

The Athlete
Luka Doncic is one of the most exciting young players in the NBA. During his few short seasons in the league, the 2018 Rookie of the Year has already established himself as a consistent MVP candidate. Based on Luka’s impact as a player, compounded by the scarcity and demand for his rarest rookie cards, we are excited about the potential market trajectory of this card.
Market Assessment
With the advent of nostalgia collecting, sports trading cards hold a special place in the position of many people’s hearts. However, with the development of the serial number system and card grading, what was once a hobby has become a valuable industry. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide.
Condition Report
The Series Gallery Drop 071 Asset is a GEM-MT 10 Professional Sports Authenticator (PSA) graded trading card. GEM-MT 10 is the highest available grade in the PSA grading system. There are nine GEM-MT 10 PSA-graded 2018 Panini Prizm Luka Doncic Prizm Mojo #280 cards in circulation. The card is in virtually perfect condition according to PSA and preserved in a plastic PSA holder with tamper-evident seal.
Ownership and Pricing History
The Series Gallery Drop 071 Asset was purchased from a private collector. The prior specific ownership and pricing history of the card constituting the Series Gallery Drop 071 Asset is unknown.
The Series Gallery Drop 072 Asset
On August 6, 2022, Series Gallery Drop 072 sold the underlying asset of such series, a BGS 9.5-graded 2003 Exquisite Collection Noble Nameplates #LB LeBron James trading card, for $127,600 net of auction fees versus the Series Gallery Drop 072 offering amount of $350,000, inclusive of interests issued to the original asset seller. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 072 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 072 interests. Our manager, as the manager of Series Gallery Drop 072, was appointed as liquidator and distributed to holders of Series Gallery Drop 072 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 072. After making such distribution, our manager began winding up Series Gallery Drop 072 as the series no longer has any assets or liabilities.
The Series Gallery Drop 073 Asset
On September 11, 2022, Series Gallery Drop 073 sold the underlying asset of such series, a BGS 9.5-graded 2003 SP Authentic Signatures #MJ Michael Jordan trading card, for $18,810 net of auction fees versus the Series Gallery Drop 073 offering amount of $46,600. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 073 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 073 interests. Our manager, as the manager of Series Gallery Drop 073, was appointed as liquidator and distributed to holders of Series Gallery Drop 073 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 073. After making such distribution, our manager began winding up Series Gallery Drop 073 as the series no longer has any assets or liabilities.
The Series Gallery Drop 074 Asset

On September 11, 2022, Series Gallery Drop 074 sold the underlying asset of such series, a PSA GEM-MT 10-graded 2018 Panini Prizm World Cup Kylian Mbappe Orange Prizm #80 trading card, for $12,102 net of auction fees versus the Series Gallery Drop 074 offering amount of $22,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 074 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 074 interests. Our manager, as the manager of Series Gallery Drop 074, was appointed as liquidator and distributed to holders of Series Gallery Drop 074 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 074. After making such distribution, our manager began winding up Series Gallery Drop 074 as the series no longer has any assets or liabilities.
The Series Gallery Drop 075 Asset
On November 26, 2022, Series Gallery Drop 075 sold the underlying asset of such series, a BGS 9.5-graded 2012 National Treasures Russell Wilson Rookie Signature Material Black #325 trading card, for $4,125 net of auction fees versus the Series Gallery Drop 075 offering amount of $58,300. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 075 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 075 interests. Our manager, as the manager of Series Gallery Drop 075, was appointed as liquidator and distributed to holders of Series Gallery Drop 075 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 075. After making such distribution, our manager began winding up Series Gallery Drop 075 as the series no longer has any assets or liabilities.
The Series Gallery Drop 076 Asset
On August 20, 2022, Series Gallery Drop 076 sold the underlying asset of such series, a BGS 9.5-graded 1996 Bowman's Best Atomic Refractors Kobe Bryant #R23 trading card, for $4,125 net of auction fees versus the Series Gallery Drop 076 offering amount of $58,300. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 076 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 076 interests. Our manager, as the manager of Series Gallery Drop 076, was appointed as liquidator and distributed to holders of Series Gallery Drop 076 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 076. After making such distribution, our manager began winding up Series Gallery Drop 076 as the series no longer has any assets or liabilities.
The Series Gallery Drop 077 Asset
On August 20, 2022, Series Gallery Drop 077 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1997 Brown's Boxing Floyd Mayweather Jr. #51 trading card, for $6,050 net of auction fees versus the Series Gallery Drop 077 offering amount of $38,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 077 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 077 interests. Our manager, as the manager of Series Gallery Drop 077, was appointed as liquidator and distributed to holders of Series Gallery Drop 077 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 077. After making such distribution, our manager began winding up Series Gallery Drop 077 as the series no longer has any assets or liabilities.
The Series Gallery Drop 078 Asset
On August 6, 2022, Series Gallery Drop 078 sold the underlying asset of such series, a pair of 1987 Converse Magic Johnson game-worn, signed sneakers, for $20,900 net of auction fees versus the Series Gallery Drop 078 offering amount of $22,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 078 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 078 interests. Our manager, as the manager of Series Gallery Drop 078, was appointed as liquidator and distributed to holders of Series Gallery Drop 078 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 078. After making such distribution, our manager began winding up Series Gallery Drop 078 as the series no longer has any assets or liabilities.
The Series Gallery Drop 079 Asset

On September 11, 2022, Series Gallery Drop 079 sold the underlying asset of such series, a BGS 9.5-graded 2012 National Treasures Kawhi Leonard #114 trading card, for $15,675 net of auction fees versus the Series Gallery Drop 079 offering amount of $21,200. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 079 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 079 interests. Our manager, as the manager of Series Gallery Drop 079, was appointed as liquidator and distributed to holders of Series Gallery Drop 079 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 079. After making such distribution, our manager began winding up Series Gallery Drop 079 as the series no longer has any assets or liabilities.
The Series Gallery Drop 080 Asset
On August 6, 2022, Series Gallery Drop 080 sold the underlying asset of such series, a PSA MINT 9-graded 1972 Topps Julius Erving #195 trading card, for $28,600 net of auction fees versus the Series Gallery Drop 080 offering amount of $15,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 080 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 080 interests. Our manager, as the manager of Series Gallery Drop 080, was appointed as liquidator and distributed to holders of Series Gallery Drop 080 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 080. After making such distribution, our manager began winding up Series Gallery Drop 080 as the series no longer had any assets or liabilities.
The Series Gallery Drop 081 Asset
On September 30, 2021, Series Gallery Drop 081 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 081 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 081 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by our escrow agent, North Capital Private Securities Corporation (the “escrow agent”).
The Series Gallery Drop 082 Asset
On February 29, 2022, Series Gallery Drop 082 sold the underlying asset of such series, a PSA GEM-MT 10-graded 2003 Finest LeBron James Refractor #133 trading card, for $105,000 versus the Series Gallery Drop 082 offering amount of $84,200. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 082 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 082 interests. Our manager, as the manager of Series Gallery Drop 082, was appointed as liquidator and distributed to holders of Series Gallery Drop 082 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 083. After making such distribution, our manager began winding up Series Gallery Drop 083 as the series no longer has any assets or liabilities.
The Series Gallery Drop 083 Asset
On September 11, 2022, Series Gallery Drop 083 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1981 Topps Magic Johnson #21 trading card, for $14,080 versus the Series Gallery Drop 083 offering amount of $47,400. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 083 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 083 interests. Our manager, as the manager of Series Gallery Drop 083, was appointed as liquidator and distributed to holders of Series Gallery Drop 083 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 082. After making such distribution, our manager began winding up Series Gallery Drop 082 as the series no longer has any assets or liabilities.
The Series Gallery Drop 084 Asset

On September 30, 2021, Series Gallery Drop 084 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 084 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 084 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 085 Asset
On September 30, 2021, Series Gallery Drop 085 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 085 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 085 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 086 Asset
On September 11, 2022, Series Gallery Drop 086 sold the underlying asset of such series, a BGS 9.5-graded 2017 National Treasures #161 Patrick Mahomes II JSY AU Holo Silver trading card, for $137,500 net of auction fees versus the Series Gallery Drop 086 offering amount of $364,700, inclusive of interests issued to the original asset seller. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 086 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 086 interests. Our manager, as the manager of Series Gallery Drop 086, was appointed as liquidator and distributed to holders of Series Gallery Drop 086 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 086. After making such distribution, our manager began winding up Series Gallery Drop 086 as the series no longer has any assets or liabilities.
The Series Gallery Drop 087 Asset
On September 30, 2021, Series Gallery Drop 087 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 087 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 087 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 088 Asset
On September 30, 2021, Series Gallery Drop 088 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 088 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 088 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 089 Asset

On August 20, 2022, Series Gallery Drop 089 sold the underlying asset of such series, a PSA GEM-MT 10-graded 2004 Panini Sports #89 Lionel Messi Mega Cracks Campeon trading card, for $2,530 net of auction fees versus the Series Gallery Drop 089 offering amount of $25,200. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 089 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 089 interests. Our manager, as the manager of Series Gallery Drop 089, was appointed as liquidator and distributed to holders of Series Gallery Drop 089 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 089. After making such distribution, our manager began winding up Series Gallery Drop 089 as the series no longer has any assets or liabilities.
The Series Gallery Drop 090 Asset
On September 30, 2021, Series Gallery Drop 090 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 090 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 090 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 091 Asset
On September 11, 2022, Series Gallery Drop 091 sold the underlying asset of such series, a PSA GEM-MT 10-graded 1987 Fleer #59 Michael Jordan trading card, for $14,433 net of auction fees versus the Series Gallery Drop 091 offering amount of $39,400. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 091 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 091 interests. Our manager, as the manager of Series Gallery Drop 091, was appointed as liquidator and distributed to holders of Series Gallery Drop 091 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 091. After making such distribution, our manager began winding up Series Gallery Drop 091 as the series no longer has any assets or liabilities.
The Series Gallery Drop 092 Asset
On September 30, 2021, Series Gallery Drop 092 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 092 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 092 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 093 Asset
On August 20, 2022, Series Gallery Drop 093 sold the underlying asset of such series, a BGS 9.5-graded 2009 Bowman Chrome Draft Prospects Refractors #BDPP89 Mike Trout Signed Rookie trading card, for $12,100 net of auction fees versus the Series Gallery Drop 093 offering amount of $45,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 093 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 093 interests. Our manager, as the manager of Series Gallery Drop 093, was appointed as liquidator and distributed to holders of Series Gallery Drop 093 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 093. After making such distribution, our manager began winding up Series Gallery Drop 093 as the series no longer has any assets or liabilities.
The Series Gallery Drop 094 Asset

On September 11, 2022, Series Gallery Drop 094 sold the underlying asset of such series, a 2017 Kevin Durant Western Conference Semifinals game-worn jersey, for $14,300 net of auction fees versus the Series Gallery Drop 094 offering amount of $22,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 094 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 094 interests. Our manager, as the manager of Series Gallery Drop 094, was appointed as liquidator and distributed to holders of Series Gallery Drop 094 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 094. After making such distribution, our manager began winding up Series Gallery Drop 094 as the series no longer has any assets or liabilities.
The Series Gallery Drop 095 Asset
On August 6, 2022, Series Gallery Drop 095 sold the underlying asset of such series, a 2020 Kevin Durant Nets-debut game-worn jersey, for $14,740 net of auction fees versus the Series Gallery Drop 095 offering amount of $47,600. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 095 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 095 interests. Our manager, as the manager of Series Gallery Drop 095, was appointed as liquidator and distributed to holders of Series Gallery Drop 095 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 095. After making such distribution, our manager began winding up Series Gallery Drop 095 as the series no longer has any assets or liabilities.
The Series Gallery Drop 096 Asset
On September 11, 2022, Series Gallery Drop 096 sold the underlying asset of such series, a PSA GEM-MT 10 2019 Panini Prizm Blue Ice #248 Zion Williamson Rookie trading card, for $13,200 net of auction fees versus the Series Gallery Drop 096 offering amount of $30,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 096 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 096 interests. Our manager, as the manager of Series Gallery Drop 096, was appointed as liquidator and distributed to holders of Series Gallery Drop 096 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 096. After making such distribution, our manager began winding up Series Gallery Drop 096 as the series no longer has any assets or liabilities.
The Series Gallery Drop 097 Asset
On September 10, 2021, Series Gallery Drop 097 sold the Series Gallery Drop 097 Asset, a 9.8 A+ Wata-graded Halo: Combat Evolved game, for $301,000 versus the Series Gallery Drop 097 offering amount of $31,600. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 097 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 097 Interests. Our manager, as the manager of Series Gallery Drop 097, was appointed as liquidator and distributed to holders of Series Gallery Drop 097 Interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 097. After making such distribution, our manager wound up Series Gallery Drop 097 as the series no longer has any assets or liabilities.
The Series Gallery Drop 098 Asset
On August 30, 2022, Series Gallery Drop 098 sold the underlying asset of such series, a 9.4 A+ Wata-graded Super Mario Land game, for $3,240 net of auction fees versus the Series Gallery Drop 098 offering amount of $14,700. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 098 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 098 interests. Our manager, as the manager of Series Gallery Drop 098, was appointed as liquidator and distributed to holders of Series Gallery Drop 098 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 098. After making such distribution, our manager began winding up Series Gallery Drop 098 as the series no longer has any assets or liabilities.
The Series Gallery Drop 099 Asset

Summary Overview
Series Gallery Drop 099 has purchased a 9.4 A+ Wata-graded Mike Tyson’s Punch-Out!! game (the “Series Gallery Drop 099 Asset”).
●    Thesis: At the time of its release, Mike Tyson’s Punch-Out!! was a media sensation. Punch-Out!! was available for three years, from 1987-1990, and sold approximately two million copies, making it the 11th-most popular NES game in the console’s U.S. history. The culture significance of Mike Tyson and the strong momentum and macro tailwinds for the video game collecting category make us excited about the potential of this game.
●    The Game: The Series Gallery Drop 099 Asset game is a high-grade copy at a Wata 9.4 with an A+ seal. This copy is the “non-rev, round SOQ” variation, meaning it is one of the earliest productions of the game, adding to overall collectability.
Specifications
Title	Mike Tyson’s Punch-Out!!
Game Type	Nintendo NES
Release Year	1987
Wata Grade	9.4
Seal Grade	A+
Purchased From	Private Collector
Purchased For	$130,000
Year Purchased	2021

The Game
Mike Tyson’s Punch-Out!! is a boxing video game developed by Nintendo in 1987. Adapted from its arcade game predecessors, Punch-Out!! quickly achieved a cult following in the gaming community. It marks the first celebrity-endorsed video game by Nintendo, making it a key moment in video game history. IGN and PC Mag both rank it as one of the top-10 NES games ever released.
Market Assessment
The factory-sealed video game collecting category has gained significant interest in the past year. We believe that the category is well-positioned for growth as a result of a centralized grading authority (Wata) to vet authenticity and condition and increasing accessibility as more auction houses and resellers start selling games.
Condition Report
The Series Gallery Drop 099 Asset is a 9.4 Wata-graded game with a Grade A+ seal. The game is in excellent condition and preserved in a Wata plastic holder.
Ownership and Pricing History
We purchased the Series Gallery Drop 099 Asset from a private collector. Prior ownership and pricing history of the Series Gallery Drop 099 Asset is unknown.
The Series Gallery Drop 100 Asset

On August 6, 2022, Series Gallery Drop 100 sold the underlying asset of such series, a collection of Wata-graded Street Fighter games, for $13,716 net of auction fees versus the Series Gallery Drop 100 offering amount of $19,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 100 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 100 interests. Our manager, as the manager of Series Gallery Drop 100, was appointed as liquidator and distributed to holders of Series Gallery Drop 100 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 100. After making such distribution, our manager began winding up Series Gallery Drop 100 as the series no longer has any assets or liabilities.
The Series Gallery Drop 101 Asset
Summary Overview
Series Gallery Drop 101 has purchased an 8.5 Wata-graded Nintendo World Championship game (the “Series Gallery Drop 101 Asset”).
●    Thesis: Nintendo World Championship is universally understood as one of the rarest and most sought-after Nintendo NES collectibles given its history and scarcity. The cultural significance of the World Championship Games and the recognizability of the three games on the cartridge: Tetris, Super Mario Bros and Rad Racer, compounded by strong macro tailwinds in the video game collecting category, make us excited about the potential of this game.
●    The Game: The Series Gallery Drop 101 Asset game is one of the highest-graded copies. As of March 2021, there are only two known 9.0 Wata-graded copies, and the Series Gallery Drop 101 Asset copy is the third-highest-grade copy known. The Series Gallery Drop 101 Asset copy is all the rarer given that the game was released 30 years ago without a box and traveled around the world.
Specifications
Title	Nintendo World Championship
Game Type	Nintendo NES
Release Year	1990
Wata Grade	8.5
Seal Grade	N/A (cartridge)
Purchased From	Michael Karnjanaprakorn
Purchased For	$200,750
Year Purchased	2021

The Game
Coinciding with Nintendo’s 100th anniversary in 1990, the company started its first-annual nationwide video game competition series: the Nintendo World Championships. Throughout the games, contestants played a special Nintendo World Championship cartridge for NES which contained three minigames: Tetris, Super Mario Bros and Rad Racer.
Twenty-six gold game cartridges were distributed to Nintendo sweepstakes winners. At the time, parents of contestants became irate that their children did not get copies. Officials then decided to give the 90 finalists grey cartridges, but some cartridges were also given to Nintendo employees. Collectors speculate that there were between 350 and 400 copies produced, but there are fewer that remain in existence and in good condition. Therefore, the Nintendo World Championship cartridge is considered to be the most valuable NES cartridge ever released.
Market Assessment

The factory-sealed video game collecting category has gained significant interest in the past year. We believe that the category is well-positioned for growth as a result of a centralized grading authority (Wata) to vet authenticity and condition and increasing accessibility as more auction houses and resellers start selling games.
Condition Reports
The Series Gallery Drop 101 Asset is an 8.5 Wata-graded game. The game is in excellent condition and preserved in a Wata plastic holder.
Ownership and Pricing History
The Series Gallery Drop 101 Asset was purchased from Michael Karnjanaprakorn, the CEO and a director of our manager. Mr. Karnjanaprakorn purchased the Series Gallery Drop 101 Asset from a private collector for $200,750 (including a commission of $19,250 on the acquisition price), the same price paid by Series Gallery Drop 101. Prior ownership and pricing history of the Series Gallery Drop 101 Asset is unknown.
The Series Gallery Drop 102 Asset
On August 20, 2022, Series Gallery Drop 102 sold the underlying asset of such series, a PSA GEM-MT 10-graded 2003 Netpro Glossy International Preview #P2 Serena Williams trading card, for $2,090 net of auction fees versus the Series Gallery Drop 102 offering amount of $14,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 102 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 102 interests. Our manager, as the manager of Series Gallery Drop 102, was appointed as liquidator and distributed to holders of Series Gallery Drop 102 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 102. After making such distribution, our manager began winding up Series Gallery Drop 102 as the series no longer has any assets or liabilities.
The Series Gallery Drop 103 Asset
On February 7, 2022, Series Gallery Drop 103 sold the underlying asset of such series, a BGS 9.5-graded 2003 Netpro Glossy #G2 Serena Williams Rookie trading card, for $35,000 versus the Series Gallery Drop 103 offering amount of $18,400. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 103 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 103 interests. Our manager, as the manager of Series Gallery Drop 103, was appointed as liquidator and distributed to holders of Series Gallery Drop 103 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 103. After making such distribution, our manager began winding up Series Gallery Drop 103 as the series no longer had any assets or liabilities.
The Series Gallery Drop 104 Asset
On August 18, 2022, Series Gallery Drop 104 sold the underlying asset of such series, a first-generation, sealed Apple iPhone 2G A1203, for $25,498 versus the Series Gallery Drop 104 offering amount of $13,100. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 104 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 104 interests. Our manager, as the manager of Series Gallery Drop 104, was appointed as liquidator and distributed to holders of Series Gallery Drop 104 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 104. After making such distribution, our manager began winding up Series Gallery Drop 104 as the series no longer had any assets or liabilities.
The Series Gallery Drop 105 Asset

On September 11, 2022, Series Gallery Drop 105 sold the underlying asset of such series, a PSA GEM-MT 10-graded 2014 Panini Prizm World Cup #12 Lionel Messi Green Crystal Prizm trading card, for $71,500 versus the Series Gallery Drop 105 offering amount of $65,000. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 105 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 105 interests. Our manager, as the manager of Series Gallery Drop 105, was appointed as liquidator and distributed to holders of Series Gallery Drop 105 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 105. After making such distribution, our manager began winding up Series Gallery Drop 105 as the series no longer had any assets or liabilities.
The Series Gallery Drop 106 Asset
On September 30, 2021, Series Gallery Drop 106 resold the underlying asset held by such series to our manager, the seller of such asset, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear any interest, and the obligation of Series Gallery Drop 106 to make any payments under the note terminated upon the closings of the sales. Series Gallery Drop 106 is not in default under the note. Subscription funds advanced by prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 107 Asset
On August 20, 2022, Series Gallery Drop 107 sold the underlying asset of such series, a BGS 9.5-graded 1994 Miami Bumble Bee #8 Dwayne Johnson Rookie trading card, for $8,800 net of auction fees versus the Series Gallery Drop 107 offering amount of $23,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 107 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 107 interests. Our manager, as the manager of Series Gallery Drop 107, was appointed as liquidator and distributed to holders of Series Gallery Drop 107 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 107. After making such distribution, our manager began winding up Series Gallery Drop 107 as the series no longer has any assets or liabilities.
The Series Gallery Drop 108 Asset
On August 6, 2022, Series Gallery Drop 108 sold the underlying asset of such series, a PSA/DNA VG 3-graded Kobe Bryant Last Game signed ticket, for $8,250 net of auction fees versus the Series Gallery Drop 108 offering amount of $31,700. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 108 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 108 interests. Our manager, as the manager of Series Gallery Drop 108, was appointed as liquidator and distributed to holders of Series Gallery Drop 108 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 108. After making such distribution, our manager began winding up Series Gallery Drop 108 as the series no longer has any assets or liabilities.
The Series Gallery Drop 109 Asset
On September 11, 2022, Series Gallery Drop 109 sold the underlying asset of such series, a BGS 9.5-graded 2001 SP Authentic Stars #45 Tiger Woods Rookie trading card, for $12,100 net of auction fees versus the Series Gallery Drop 109 offering amount of $32,400. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 109 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 109 interests. Our manager, as the manager of Series Gallery Drop 109, was appointed as liquidator and distributed to holders of Series Gallery Drop 109 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 109. After making such distribution, our manager began winding up Series Gallery Drop 109 as the series no longer has any assets or liabilities.
The Series Gallery Drop 110 Asset

On April 1, 2022, Series Gallery Drop 110 sold the underlying asset of such series, an AFA 85-graded 1984 Transformers G1 Optimus Prime “Pepsi Edition” toy, for $16,234 versus the Series Gallery Drop 110 offering amount of $10,600. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 110 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the operating agreement. This resulted in a net gain to holders of Series Gallery Drop 110 interests. Our manager, as the manager of Series Gallery Drop 110, was appointed as liquidator and distributed to holders of Series Gallery Drop 110 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 110. After making such distribution, our manager began winding up Series Gallery Drop 110 as the series no longer had any assets or liabilities.
The Series Gallery Drop 111 Asset
On August 6, 2022, Series Gallery Drop 111 sold the underlying asset of such series, a BGS 9.5-graded 2002 Yu-Gi-Oh Blue-Eyes White Dragon LOB-001 First Edition trading card, for $8,250 net of auction fees versus the Series Gallery Drop 111 offering amount of $18,900. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 111 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 111 interests. Our manager, as the manager of Series Gallery Drop 111, was appointed as liquidator and distributed to holders of Series Gallery Drop 111 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 111. After making such distribution, our manager began winding up Series Gallery Drop 111 as the series no longer has any assets or liabilities.
The Series Gallery Drop 112 Asset
On September 29, 2022, Series Gallery Drop 112 sold the underlying asset of such series, a 9.6 A++ Wata-graded Pokémon Red game, for $14,040 net of auction fees versus the Series Gallery Drop 112 offering amount of $75,000, inclusive of interests issued to the original asset seller. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 112 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 112 interests. Our manager, as the manager of Series Gallery Drop 112, was appointed as liquidator and distributed to holders of Series Gallery Drop 112 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 112. After making such distribution, our manager began winding up Series Gallery Drop 112 as the series no longer has any assets or liabilities.
The Series Gallery Drop 113 Asset
On November 29, 2022, Series Gallery Drop 113 sold the underlying asset of such series, a 9.2 A++ Wata-graded Mario Kart 64 game, for $11,340 net of auction fees versus the Series Gallery Drop 113 offering amount of $57,900. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 113 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 113 interests. Our manager, as the manager of Series Gallery Drop 113, was appointed as liquidator and distributed to holders of Series Gallery Drop 113 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 113. After making such distribution, our manager began winding up Series Gallery Drop 113 as the series no longer has any assets or liabilities.
The Series Gallery Drop 115 Asset
On September 10, 2022, Series Gallery Drop 115 sold the underlying asset of such series, a 9.8 CGC-graded Special Marvel Edition #15 comic, for $6,750 net of auction fees versus the Series Gallery Drop 115 offering amount of $16,500. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 115 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 115 interests. Our manager, as the manager of Series Gallery Drop 115, was appointed as liquidator and distributed to holders of Series Gallery Drop 115 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 115. After making such distribution, our manager began winding up Series Gallery Drop 115 as the series no longer has any assets or liabilities.
The Series Gallery Drop 116 Asset

Summary Overview
Series Gallery Drop 116 has purchased a PSA GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Charizard trading card (which we refer to as the Series Gallery Drop 116 Asset).
●    The Card: The Series Gallery Drop 116 Asset trading card comes from the first print run (first edition) of English cards produced for the 1999 Pokémon trading card game. In 2020, interest in vintage Pokémon cards surged, and the 1999 1st Edition Shadowless Holo Charizard trading card is the one that led the charge. It features a holographic film that, an added rarity of the card.
●    Scarcity: Only 122 1999 1st Edition Shadowless Holo Charizard trading cards have been graded as a PSA GEM-MT 10, the highest available grade in the PSA grading system.
●    Cultural Significance: Today, Pokémon is the highest grossing media franchise in history, having grossed in excess of $92B, ahead of such cultural giants as Marvel, Harry Potter and Star Wars. The original video game series is the second best-selling video game franchise (behind Mario) with more than 368M copies sold and 1B mobile downloads. With new-age iterations of the game, Pokémon continues to attract new fans thereby cementing its iconic status in culture.
Specifications
Card	Pokémon 1st Edition Shadowless Holo Charizard
Production Year	1999
PSA Grade	GEM-MT 10
Purchased From	Private Collector
Purchased For	$225,000
Year Purchased	2021

The Card
When the surge in interest for vintage Pokémon cards began, the 1999 1st Edition Shadowless Holo Charizard trading card led the charge. Charizard is the final evolution of Charmander, one of the three original starter Pokémon, and the iconic face of the world’s most valuable media franchise.
Market Assessment
With the advent of nostalgia collecting, trading cards hold a special place in the position of many people’s hearts. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide. The Pokémon franchise has had a global appeal over the last 25+ years, which creates a large and global market for buying and selling Pokémon cards. The category gained momentum in 2020, with the 1999 1st Edition Shadowless Holo Charizard trading card breaking record prices multiple times and catching the attention of mainstream media and collectors.
Condition Report
The Series Gallery Drop 116 Asset is a GEM-MT 10 Professional Sports Authenticator (PSA) graded trading card. GEM-MT 10 is the highest available grade in the PSA grading system. There are 122 GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Charizard cards in circulation. The card is in virtually perfect condition according to PSA and preserved in a plastic PSA holder with tamper-evident seal.
Ownership and Pricing History

The Series Gallery Drop 116 Asset was purchased from a private collector. The prior specific ownership and pricing history of the card constituting the Series Gallery Drop 116 Asset is unknown.
The Series Gallery Drop 117 Asset
Summary Overview
Series Gallery Drop 117 has purchased an NFT by XCOPY titled BOTTOM FEEDER #35 (which we refer to as the Series Gallery Drop 117 Asset).
●    Asset: The Series Gallery Drop 117 Asset, BOTTOM FEEDER #35, comes from XCOPY’s third launch on the Nifty Gateway platform. The dystopian work features his signature motifs, including contrasting colors and flash elements, creating a bold animated image.
●    Scarcity: Despite being an “open edition,” the BOTTOM FEEDER series was limited to just 38 editions minted in total.
●    Smart Contract Terms: No license is included with the purchase of the NFT, which we do not believe either positively or negatively impacts the value or use of the NFT, and the NFT is freely transferable.
Specifications
Artist	XCOPY
Collection	DISRUPTOR Open Edition
Edition	BOTTOM FEEDER #35/38
Release Year	2021
Purchased From	Private Collector
Purchased For	$89,000
Year Purchased	2021

The NFT
XCOPY’s NFT art has roots dating back to the origins of themovement. As one of the “blue chip” talents in the space, XCOPY’s unique and limited edition works have become highly sought after. The BOTTOM FEEDER series from the DISRUPTOR Open Edition was limited to just 38 editions minted.
Market Assessment
The NFT market is still in its very early stages but grew significantly in the first three quarters of 2021 with billions of dollars in sales. NFTs hit the mainstream after digital artist Beeple sold an NFT through Christie’s for more than $65M.
Ownership and Pricing History
The Series Gallery Drop 117 Asset was purchased from a private collector. Prior ownership history of the NFT constituting the Series Gallery Drop 117 Asset is visible on the blockchain, and prior pricing history of the Series Gallery Drop 117 Asset is unknown.
The Series Gallery Drop 118 Asset

On February 9, 2022, our manager, as manager of Series Gallery Drop 118, determined it was in the best interests of our company to withdraw the offering for Series Gallery Drop 118. In conjunction with the withdrawal, Series Gallery Drop 118 resold the underlying asset held by such series to our manager, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear interest, and the obligation of Series Gallery Drop 118 to make any payments under the note terminated upon the closing of the sales. Series Gallery Drop 118 is not in default under the note. Any subscription funds received from prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 119 Asset
On November 17, 2022, Series Gallery Drop 119 sold the underlying asset of such series, a 9.8 A Wata-graded Halo: Combat Evolved game, for $29,160 net of auction fees versus the Series Gallery Drop 119 offering amount of $88,400. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 119 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 119 interests. Our manager, as the manager of Series Gallery Drop 119, was appointed as liquidator and distributed to holders of Series Gallery Drop 119 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 119. After making such distribution, our manager began winding up Series Gallery Drop 119 as the series no longer has any assets or liabilities.
The Series Gallery Drop 120 Asset
On February 9, 2022, our manager, as manager of Series Gallery Drop 120, determined it was in the best interests of our company to withdraw the offering for Series Gallery Drop 120. In conjunction with the withdrawal, Series Gallery Drop 120 resold the underlying asset held by such series to our manager, in exchange for cancellation of the promissory note issued to our manager in connection with the purchase of such asset. The note did not bear interest, and the obligation of Series Gallery Drop 120 to make any payments under the note terminated upon the closing of the sales. Series Gallery Drop 120 is not in default under the note. Any subscription funds received from prospective investors as part of the subscription process have been returned by the escrow agent.
The Series Gallery Drop 121 Asset
On September 1, 2022, Series Gallery Drop 121 sold the underlying asset of such series, a 9.8 A++ Wata-graded NBA Jam game, for $20,520 net of auction fees versus the Series Gallery Drop 121 offering amount of $32,800. In connection with the sale, our manager assumed all outstanding but unpaid Series Gallery Drop 121 acquisition and offering expenses. This resulted in a net loss to holders of Series Gallery Drop 121 interests. Our manager, as the manager of Series Gallery Drop 121, was appointed as liquidator and distributed to holders of Series Gallery Drop 121 interests all of the remaining assets (which consisted only of cash) of Series Gallery Drop 121. After making such distribution, our manager began winding up Series Gallery Drop 121 as the series no longer has any assets or liabilities.
The Series Gallery Drop 122 Asset
Summary Overview
Series Gallery Drop 122 has purchased a first edition, first printing Harry Potter and the Philosopher’s Stone book (which we refer to as the Series Gallery Drop 122 Asset).
●      The Book: The first edition, first printing Harry Potter and the Philosopher’s Stone book had 500 total copies published: 200 went to bookstores and 300 went to libraries and schools. The Series Gallery Drop 122 Asset copy is one of those 200 originally at Blackwell’s Bookstore and has never been read. All 500 are extremely hard to find in good and/or unrestored condition.
●      Scarcity: The 500 first printing books have a number of unique characteristics, including a missing “o” in “Philosopher’s” on the back cover.  Due to their incredibly limited original print run, finding these books in excellent condition is increasingly difficult as the years go by.

Specifications
Title	Harry Potter and the Philosopher’s Stone
Author	J.K. Rowling
Release Year	1997
Condition	Good, never read
Edition	First edition, first printing
Purchased From	Private Collector
Purchased For	$110,000
Year Purchased	2021

The Book
Harry Potter is a more than $25 billion global franchisethat has touched the hearts and minds of millions of readers and moviegoers – and it all started with the first edition, first printing of Harry Potter and the Philosopher’s Stone.
Market Assessment
The rare book market is a well-established and relatively stable collectible category. In 2021, the auctioning of a $12.4M book collection further demonstrated the ongoing market interest in the category on the back of a boom. As such, we believe the rare book market will continue its steady growth, building upon its very well-established base.
Condition Report
The Series Gallery Drop 122 Asset book is in good condition, and has never been read.
Ownership and Pricing History
We purchased the Series Gallery Drop 122 Asset from a private collector. Prior ownership and pricing history of the Series Gallery Drop 122 Asset is unknown.
The Series Gallery Drop 123 Asset
Summary Overview
Series Gallery Drop 123 has purchased an NFT by FEWOCiOUS titled i miss your voice call back soon okay #3 (which we refer to as the Series Gallery Drop 123 Asset).
●    The Artist: FEWOCiOUS is an 18-year-old digital artist, based in Seattle, who has quickly become one of the stars of the “crypto art” movement. His art often reflects his childhood struggles at home and school, as well as his gender transition.
●    Scarcity: The Series Gallery Drop 123 Asset NFT is one of only 16 in this edition, making it one of the artist’s rarer series.
●    Smart Contract Terms: No license is included with the purchase of the NFT, which we do not believe either positively or negatively impacts the value or use of the NFT, and the NFTs may be transferred off of Nifty Gateway.
Specifications
Artist	FEWOCiOUS
Edition	i miss your voice call back soon okay #3

Release Year	2021
Purchased From	Private Collector
Purchased For	$44,444
Year Purchased	2021

The NFT
FEWOCiOUS is one of the earliest and most successful NFTartists, and was the youngest artist ever featured at Christie’s. A unique FEWOCiOUS NFT sold for $2.8M at Sotheby’s in October 2021.
Market Assessment
The NFT market is still in its very early stages but grew significantly in the first three quarters of 2021 with billions of dollars in sales. NFTs hit the mainstream after digital artist Beeple sold an NFT through Christie’s for more than $65M.
Ownership and Pricing History
The Series Gallery Drop 123 Asset was purchased from a private collector. Prior ownership history of the NFT constituting the Series Gallery Drop 123 Asset is visible on the blockchain, and prior pricing history of the Series Gallery Drop 123 Asset is unknown.
Insurance
We are working with insurance broker, DeWitt Stern, and our carrier is Aspen American Insurance Company. We insure all assets both during transport and during storage.
There is currently no insurance available for digital assets, but we are working with our broker to eventually secure a standalone digital asset policy. Presently, our manager self-insures underlying digital assets on behalf of our company, as set forth in the asset management agreement between our manager and each series holding a digital asset. Our manager agrees to fully insure underlying digital assets against any and all losses due to fraudulent or accidental transactions (including due to theft) or our manager’s negligence (e.g., inability to access or recover the wallet due to loss of the 12-word MetaMask seed phrase or a segment thereof).
Storage
Our manager currently leases space in purpose-built, secure, temperature-controlled storage facilities in New York and Oregon for the purposes of storing the underlying assets in a highly controlled environment, other than when it is being utilized for marketing or similar purposes.
Underlying digital assets are stored by our manager using commercially reasonable measures in a MetaMask wallet. The 12-word MetaMask seed phrase which secures the wallet was split into two six-word segments and saved as handwritten copies only (no digital copy, and not digitally created), with one segment held by the CEO of our manager in a vault in North Carolina and the other held by the General Counsel of our manager in a vault in New York. Presently, only the CEO of our manager has access to the wallet on a device under his control, and the wallet is accessible via “memorable password” saved as a handwritten copy only. Should this password be lost, the wallet can be recovered using the full 12-word seed phrase.
Depreciation
We treat art, collectible assets and digital assets as collectibles, and therefore, we will not depreciate or amortize the underlying assets going forward. We may depreciate or amortize any hardware or other equipment used in connection with the display or maintenance of the underlying assets.

Market Opportunity
We believe the overall macroeconomic environment remains favorable for high performing alternative asset classes, including art and collectibles. Interest rates are expected to remain moderate (albeit rising) across most developed economies, and returns in traditional asset classes such as stocks and investment-grade bonds may remain volatile. In addition to the increased transparency generally across alternative asset classes, we believe that these factors will support the trend for investors to seek returns in alternative assets, which will continue to make these a more permanent component of investment strategies broadly.
Art
According to The Art Market Report 2019 by Art Basel and UBS, the size of the global art market in 2019 was roughly $64.1 billion, down 5% year-on-year. Additionally, the 2020 Knight Frank Wealth Report noted that art as a category appreciated 59% in the last 12 months, and 141% in the last 10 years. Despite its size, the art market is complex and often misunderstood due to its opaque nature. Unlike traditional asset classes such as equities or fixed income, there is a lack of transparency due to limited publicly available data. The market is made and largely executed through private transactions, making it difficult for outsiders to gain insight. We believe there is an opportunity to use our platform to make the market more liquid and transparent for investors of all means and backgrounds. We expect the art market to grow and present unique opportunities moving forward as a result of demand stemming from investors looking for an uncorrelated alternative asset class, an increase in global wealth and the shifting tastes of millennial art collectors.
Additionally, we believe that there is an opportunity to capture the shifting tastes of millennial art collectors. The 2018 U.S. Trust Insights on Wealth and Worth survey on wealthy households found that millennials are the fastest growing segment of art collectors, up 8% year-over-year and comprising 36% of total respondents. What makes this generation of collectors different is that they are driven by the role art collecting plays in leveraging future wealth (33% versus 16% of all collectors) and as an asset that can be sold for a quick profit (35% versus 13%). The study also showed the biggest uptick in online art buying among millennials, up 9% to 78%. This is compared to men (42%) and women (36%) who purchased art online in 2018. We believe we are well positioned to benefit from these shifts in millennial collecting.
According to The Contemporary Art Market Report 2019 by Artprice, global auction turnover reached $1.89 billion (doubling in the last 10 years), the volume of transactions grew by 6.8% with 71,400 lots sold, the global unsold rate remained stable at 39% and the price index of contemporary art increased by 22%.
Sneakers
According to a 2019 research report by Cowen Equity Research, as of 2019, the U.S. sneaker market was valued at $21.2 billion, and the overall global sneaker market was nearing $100 billion. Cowen & Co estimated sneaker resale to be a $2 billion market and projected it to triple, reaching more than $6 billion by 2025.

A few causes can be attributed to the global popularization of the sneaker resale market. Most notably, brands generate artificial scarcity by keeping supply far below demand through limited edition drops. This hype has been boosted by celebrity-driven endorsement culture and more collaborations with celebrities, artists, high fashion designers and tastemakers to produce limited edition sneakers to the public. A select few examples of collaborations between shoe companies and tastemakers include Jordan 4 Retro KAWS Black, “The Ten” by Virgil Abloh’s Off-White, Travis Scott x Air Jordan 4 Cactus Jack, adidas x Pharrell Williams blue Human Body NMD and countless others. While some of these shoes may retail in the $100-$200 range, they just as easily appear on the secondary market at a 100x multiple. As an example, the Nike Dunk SB Low Staple “NYC Pigeon” originally retailed in Nike stores for $200 and was last sold on StockX for $13,500 on July 9, 2019. This growth in the sneaker market may also be attributed to the rise of streetwear as well as the rise of the “Hypebeast” community in mainstream culture. Strengthened by increased artistic collaborations as well as promotions by influencers and celebrities, the rise of streetwear is further propelled by social media and pop culture. This greater exposure to streetwear and the Hypebeast community through these digital channels has led to increased adoption into the mainstream, especially by an increasingly digitally native consumer. With the rise of streetwear and Hypebeast culture, the “sneakerhead” community has grown immensely, growing the #sneakerhead hashtag to over 17 million posts on Instagram.
Streetwear and Supreme
Streetwear is a growing market. In a 2018 report, Bain & Company again highlighted streetwear as a growth driver for the luxury sector. And, according to the inaugural Streetwear Impact Report - 001 published by Hypebeast and PwC, over 78% of 3,200 respondents voted for Supreme as the brand that represents streetwear the most. Supreme was followed by Nike, Off-White, Adidas, BAPE and Stussy. According to the 2019 True Luxury Global Consumer Insights report published by BCG and Altagamma, the top two key trends in the luxury global consumer market were collaborations and buying second-hand. The value of collaborations reached 90% awareness amongst buyers, driven by Millennials and Gen Z-ers, and the top purchased collaboration overall was Supreme x Louis Vuitton.
The Supreme brand caters to youth “Hypebeast” culture, specifically the skate, hip hop and rock cultures. Since its inception, Supreme has morphed from a brick-and-mortar hangout for downtown skate kids to a cult global brand whose eclectic output rivals that of some of the world's most elite fashion brands. The company functions by making limited amounts of product and “drops” them at designated times of the year, generating buzz, hype and exclusivity around the brand. They are perhaps best known for their wide reaching and prolific original collaborations with iconic fashion brands such as Nike SB, Vans, Air Jordan and others. Beyond their retail collaborations, the brand collaborates with a diverse and expansive range of edgy musicians and artists.
Comics
The comic book industry flourished within the pop culture arena of the 1930s due to the popularity of superhero characters such as Superman, Batman and Captain Marvel. Since the 1960s, two publishers have primarily dominated the American comic book industry: Marvel Comics, the publisher of comics featuring Spider-Man, X-Men and Fantastic Four; and DC Comics, which publishes comics featuring Superman, Batman and Wonder Woman. According to a joint report by Comichron and ICv2, the comic book market reached a height of $1.1 billion in 2018, up $80 million from the previous year. Comics are a unique collectibles category because of the large amounts of data available on pricing, quantity and condition of certain vintage comic books. The industry is heavily tracked by databases, including Comics Price Guide, GoCollect and GPAnalysis, all of which provide information on fair market value, scarcity and quality. The increased popularity of online auctioning services like eBay and Heritage Auctions for buying and selling comic books has similarly greatly increased the visibility of actual comic book sale prices, leading to improved price guide accuracy, particularly for online price guides.

As such, we believe the collectible vintage comic book market will grow from its accessibility and transparency. Comic book collectors collect for several possible reasons, including appreciation, nostalgia, financial profit and completion of the collection. Macro trends exist today that may fuel the popularity of comic books. One trend is the steady remakes of Marvel comics, including Black Panther, The Avengers, Captain Marvel and others, into blockbuster movies. Further, The Walt Disney Company’s acquisition of Twenty First Century Fox brings in unique opportunities for Fox characters like X-Men, Deadpool and Fantastic Four to now be absorbed into the Marvel universe, which would further fuel the popularization of traditional comic book characters.
We believe that the opportunity for vintage comic books remains strong and the overall macroeconomic environment remains favorable for high performing alternative asset classes, including art and collectibles. Interest rates are expected to remain moderate (albeit rising) across most developed economies, and returns in traditional asset classes such as stocks and investment-grade bonds may remain volatile. In addition to the increased transparency generally across alternative asset classes, we believe that these factors will support the trend for investors to seek returns in alternative assets, which will continue to make these a more permanent component of investment strategies broadly.
NFTs
The NFT market is still in its very early stages but grew significantly in 2021 with billions of dollars in sales. NFTs hit the mainstream after digital artist Beeple sold an NFT through Christie’s for more than $65M. The sale being facilitated by a major auction house represents a level of acceptance that had not previously been seen.
Established names are also entering the space. The NBA partnered with Dapper Labs, Inc. to release “moments,” NFTs representing individual, licensed clips of NBA game footage. Artists Takashi Murakami and Shepard Fairey released NFT-based artworks in March 2021, and established gallery Almine Rech launched a first-time collaboration with Nifty Gateway and artist César Piette.
As such, we believe the market for NFTs, and digital assets generally, will grow from household names entering the space and its accessibility and transparency through the blockchain. Additionally, the overall macroeconomic environment is favorable for high performing digital asset classes, from cryptocurrencies like Bitcoin to NFTs.
Video Games
The factory-sealed video game collecting category has gained significant interest in the past year. The market size has not been quantified, but prices are rising – a 9.8 A++ Wata-graded Super Mario 64 game sold in July 2021 for $1.56M.
We believe that the category is well-positioned for growth as a result of a centralized grading authority (Wata) to vet authenticity and condition and increasing accessibility as more auction houses and resellers start selling games.
Rare Books
The rare book market is a well-established and relatively stable collectible category. In 2021, the auctioning of a $12.4M book collection further demonstrated the ongoing market interest in the category on the back of a boom. As such, we believe the rare book market will continue its steady growth, building upon its very well-established base.
Our Business
The Public Platform aims to provide:
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investors with access to alternative assets for investment, portfolio diversification and secondary market liquidity for their interests (although there can be no guarantee that a secondary market will continue to develop);

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asset sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to retain minority equity positions in assets via the retention of equity interests in offerings conducted through the Public Platform; and

●	all Public Platform users with a premium, highly curated, engaging experience.
The objective is for the Public Platform to become the leading marketplace for investing in alternative assets, to provide investors with financial returns commensurate with returns in the alternative asset industry and to manage the collection in a manner that provides exemplary care to the assets and offers potential returns for investors.
To provide investors with access to secondary market liquidity for their interests, Public launched an interface on the Public Platform that enables investors to buy and sell their holdings via the PPEX ATS operated by North Capital. Our company engage North Capital to receive orders to buy and sell from interest holders and engaged Dalmore Group, LLC (“Dalmore”) to execute trades through the PPEX ATS.
As identified above, pursuant to the company’s operating agreement, secondary transfers are subject to certain restrictions and the discretion of our manager to waive those restrictions. As a result, investors may not be able to resell or otherwise alienate their interests in certain circumstances.
Our manager anticipates that its core competency will be the identification, acquisition, marketing and management of investment-grade alternative assets for the benefit of the investors.
The operating agreement designates our manager as the managing member of our company. Our manager will generally not be entitled to vote on matters submitted to the holders of our interests. Our manager will not have any distribution, redemption, conversion or liquidation rights by virtue of its status as manager.
The operating agreement further provides that our manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting our company, any series or any of the interest holders and will not be subject to any different standards imposed by the operating agreement, the LLC Act or under any other law, rule or regulation or in equity. In addition, the operating agreement provides that our manager will not have any duty (including any fiduciary duty) to our company, any series or any of the interest holders.
In the event our manager resigns as managing member of our company, the holders of a majority of all interests of our company may elect a successor managing member. Holders of interests in each series have the right to remove our manager as manager of our company, by a vote of two-thirds of the holders of all interests in each series (excluding our manager), in the event our manager is found by a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with a series or our company. If so convicted, our manager shall call a meeting of all of the holders of interests in every series within 30 calendar days of such non-appealable judgment at which the holders may vote to remove our manager as manager of our company and each series. If our manager fails to call such a meeting, any interest holder will have the authority to call such a meeting. In the event of its removal, our manager shall be entitled to receive all amounts that have accrued and are due and payable to it. If the holders vote to terminate and dissolve our company (and therefore each series), the liquidation provisions of the operating agreement shall apply. In the event our manager is removed as manager of our company, it shall also immediately cease to be manager of each series.
See “Item 3. Directors, Executive Officers and Significant Employees” for additional information regarding our manager.
Advisory Board

Our manager may assemble an expert network of advisors with experience in relevant industries to serve on the Advisory Board to assist our manager in identifying and acquiring the art, collectibles and other alternative assets, to assist our asset manager in managing the underlying assets and to advise our manager and certain other matters associated with our business and the various series.
The members of the Advisory Board will not be managers or officers of our company or any series and will not have any fiduciary or other duties to the interest holders of any series.
Operating Expenses
Each series will be responsible for the following costs and expenses attributable to the activities of our company related to such series (“Operating Expenses”):
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any and all fees, costs and expenses incurred in connection with the management of our underlying assets, including import taxes, income taxes, storage (including property rental fees should our manager decide to rent a property to store a number of underlying assets), security, valuation, custodial, marketing and utilization of the underlying assets;
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any fees, costs and expenses incurred in connection with preparing any reports and accounts of each series, including any blue sky filings required in order for a series to be made available to investors in certain states and any annual audit of the accounts of such series (if applicable) and any reports to be filed with the Commission;
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any and all insurance premiums or expenses, including directors and officer’s insurance of the directors and officers of our manager or asset manager, in connection with the underlying assets;
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any withholding or transfer taxes imposed on our company or a series or any interest holders as a result of its or their earnings, investments or withdrawals;
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any governmental fees imposed on the capital of our company or a series or incurred in connection with compliance with applicable regulatory requirements;
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any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against our company, a series or our asset manager in connection with the affairs of our company or a series;
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the fees and expenses of any administrator, if any, engaged to provide administrative services to our company or a series;
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all custodial fees, costs and expenses in connection with the holding of an underlying asset;
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any fees, costs and expenses of a third-party registrar and transfer agent appointed by our managing member in connection with a series;
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the cost of the audit of the annual financial statements of our company or a series and the preparation of tax returns and circulation of reports to interest holders;
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any indemnification payments;
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the fees and expenses of counsel to our company or a series in connection with advice directly relating to its legal affairs;
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the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by our managing member in connection with the operations of our company or a series; and

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any similar expenses that may be determined to be Operating Expenses, as determined by our managing member in its reasonable discretion.
Our manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the initial closing of each offering. Our manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the underlying assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the underlying assets).
If the Operating Expenses exceed the amount of revenues generated from an underlying asset and cannot be covered by any Operating Expense reserves on the balance sheet of such underlying asset, our manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the applicable series, on which our manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by such underlying asset (the “Operating Expenses Reimbursement Obligation(s)”), and/or (c) cause additional interests to be issued in the such series in order to cover such additional amounts.
Indemnification of our Manager
The operating agreement provides that neither our manager, nor any current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors of our manager, nor members of the Advisory Board, nor persons acting at the request of our company in certain capacities with respect to other entities will be liable to our company, any series or any interest holders for any act or omission taken by them in connection with the business of our company or any series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.
Each series will indemnify these persons out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving our company or such series and with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.
Description of the Asset Management Agreement
Each series will appoint our manager to serve as asset manager to manage the underlying assets related to such series pursuant to an asset management agreement. Except as set forth below and any guidance as may be established from time to time by our manager or the Advisory Board, our asset manager will have sole authority and complete discretion over the care, custody, maintenance and management of each underlying asset and to take any action that it deems necessary or desirable in connection therewith. Our asset manager will be authorized on behalf of each series to, among other things:
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create the asset maintenance policies for each underlying asset in consultation with the Advisory Board and oversee compliance with such maintenance policies;
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purchase and maintain insurance coverage for each underlying asset for the benefit of the series related to such asset;
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engage third-party independent contractors for the care, custody, maintenance and management of each underlying asset;
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develop standards for the care of each underlying asset while in storage;
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develop standards for the transportation and care of each underlying asset when outside of storage;

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reasonably make all determinations regarding the calculation of fees, expenses and other amounts relating to each underlying asset paid by the asset manager;
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deliver invoices to our manager for the payment of all fees and expenses incurred by the series in connection with the maintenance of its underlying asset and ensure delivery of payments to third parties for any such services; and
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generally perform any other act necessary to carry out its obligations under the asset management agreement.
Our asset manager will be paid a sourcing fee as compensation for sourcing each underlying asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such sourcing fee may be waived by our asset manager.
The asset management agreement will terminate on the earlier of: (i) one year after the date on which the relevant underlying assets have been liquidated and the obligations connected to the underlying assets (including contingent obligations) have been terminated, (ii) the removal of our manager as managing member of the series related to such assets, (iii) upon notice by one party to the other party of a party’s material breach of the asset management agreement or (iv) such other date as agreed between the parties to the asset management agreement.
Each series will indemnify our asset manager and its affiliates, and any of their respective directors, members, stockholders, partners, officers, employees or controlling persons, against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which such person may become subject in connection with any matter arising out of or in connection with the asset management agreement, except to the extent that any such losses result solely from the acts or omissions of such person that have been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to have resulted primarily from such person’s fraud, willful misconduct or gross negligence.
Asset Selection
We will target a broad spectrum of assets to cater to a wide variety of demand. It is our objective to acquire a diverse collection of top tier contemporary art and collectibles sourced directly from living, mid-career artists as well as art collectors. We will pursue investments opportunistically whenever we can leverage our industry-specific knowledge, unique sourcing angle or our relationships to bring compelling investment opportunities to investors. We aim to acquire only the highest of caliber assets and to appropriately maintain, monitor and manage the collection for continued value appreciation and to enable respectful enjoyment and utilization by the investors and potential lessees.
Sourcing. Through our network of artists, galleries, collectors, and our Advisory Board, we will build a pipeline of compelling opportunities in the contemporary art and collectibles market, with the intent of driving returns for investors who own the applicable asset. Our sourcing angle combined with our data-driven approach to the investment process will provide us with opportunities that will help us capture demand in the market for particular assets. Our data-driven approach will help us study and identify the latest trends in the market to find artists and pieces which we believe will resonate with millennial values. We will consider factors such as rarity, significance, historical prices, originality, value, condition, and social trends when deciding whether or not to acquire an asset. We look forward to maintaining an ongoing list of investment opportunities and a database of interesting market trends across the various assets categories that we track.
Due Diligence. We will consider the growth potential, historical significance, ownership history, past valuation of the asset and comparable assets. Our diligence process will include a review of public auction data, opinions from art advisors in our network, precedent and comparable transactions, among other metrics. The diligence process will be a part of a memo that will be put together for investment review.

Investment Review. We will establish an investment committee (panel of experts, advisors, and independent members) to review the memo and vote to either approve or reject the assets. Regardless of the decision, the committee will draft a summary of their findings for internal record.
Asset Management. Once we acquire the asset, it will be insured and then transported and warehoused in a climate-controlled, highly secure location. During our hold period, we will monitor increases in market value and keep investors apprised any portfolio updates. We expect to loan the asset to museums or other interested parties (e.g., corporate offices/buildings) for fees that will then be distributed to investors.
Our asset selection criteria were established by our manager and are continually influenced by investor demand and current industry trends. The criteria are subject to change from time to time in the sole discretion of our manager. Although we cannot guarantee positive investment returns on the assets we acquire, we endeavor to select assets that are projected to generate positive return on investment, primarily based upon the asset’s value appreciation potential. Our manager, along with our Advisory Board, will endeavor to only select assets with known ownership history, certificates of authenticity, pre-purchase inspections, and other related records. Our manager, along with our Advisory Board, also considers the condition of the assets, historical significance, ownership history and provenance, and the historical valuation of the specific asset or comparable assets. Our manager, together with the Advisory Board, will review asset selection criteria at least annually. Our manager will seek approval from the Advisory Board for any major deviations from these criteria.
Through our network and Advisory Board, we believe that we will be able to identify and acquire art and other collectibles of the highest quality with the intent of driving returns for investors in the series of interests that owns the applicable asset. Concurrently, through the Public Platform, we aim to bring together a significantly larger number of potential buyers with asset sellers than traditional auction houses or dealers are able to achieve. Through this process, we believe we can source and syndicate assets more efficiently than the traditional markets and with significantly lower transaction and holding costs.
Asset Acquisition
From time to time, we or our affiliates may elect to acquire a work of art or collectible opportunistically prior to the offering process. In such cases, the proceeds from the associated offering, net of any brokerage fee, offering expenses or other acquisition expenses, will be used to reimburse us for the acquisition of the artwork or collectible or repay any loans made to our company, plus applicable interest, to acquire such artwork or collectible.
In the future, rather than pre-purchasing assets before the closing of an offering, we may negotiate with asset sellers for the exclusive right to market, for a period of time, a piece of art or collectible on the Public Platform to investors. We plan to achieve this by pre-negotiating a purchase price (and/or desired amount of liquidity) and entering into an asset purchase agreement with an asset seller which would close simultaneously upon the closing of the offering of interests in the series associated with that piece of art or collectible. Then, upon closing a successful offering, the asset seller would be compensated with a combination of cash proceeds from the offering and, if elected, equity ownership in the series associated with the piece of art or collectible being sold (as negotiated in the asset purchase agreement for such asset) and title to the asset would be held by, or for the benefit of, the applicable series.
Asset Liquidity

We intend to hold and manage all of the assets marketed on the Public Platform for an average of three to seven years. Liquidity for investors would be obtained by transferring their interests in a series (although a secondary market does not currently exist and there can be no guarantee that a secondary market for any series of interests will develop or that appropriate registrations to permit secondary trading will ever be obtained). However, should an offer to liquidate an entire asset materialize and be in the best interest of the investors, as determined by our asset manager, our asset manager together with the Advisory Board will consider the merits of such offers on a case-by-case basis and potentially sell the asset. Furthermore, should an asset become obsolete (e.g., lack investor demand for its interests) or suffer from a catastrophic event, our asset manager may choose to sell the asset. As a result of a sale under any circumstances, our asset manager would distribute the proceeds of such sale (together with any insurance proceeds in the case of a catastrophic event covered under the assets insurance contract) to the interest holders of the applicable series (after payment of any accrued liabilities or debt, including, but not limited to, balances outstanding under any Operating Expenses Reimbursement Obligation, on the asset or of the series at that time).
Secondary Trading
Overview
Public launched an interface on the Public Platform that provides investors an efficient means to buy and sell their holdings via the PPEX ATS. As of the date hereof, the PPEX ATS is the sole trading platform approved by our manager for secondary transfers of interests (for the avoidance of doubt, transfers may occur outside of a trading platform).
Public launched an interface on the Public Platform that enables investors to buy and sell their holdings via the PPEX ATS. North Capital is a broker-dealer registered with the Commission and a member of FINRA and SIPC, and the PPEX ATS is registered with the Commission and FINRA on Form ATS. Our company engaged North Capital to receive orders to buy and sell from interest holders and engaged Dalmore to execute trades through the PPEX ATS. Dalmore is a broker-dealer registered with the Commission and a member of FINRA and SIPC. Any trades are subject to restrictions under state and federal securities laws, as well as the transfer restrictions included in our operating agreement. State securities laws may result in the inability to execute a trade based on, for instance, the location of the buyer or seller, or the number of sales that a seller has undertaken in the prior 12 months. The availability of the aforementioned interface does not foreclose investors from either seeking liquidity outside of the Public Platform through direct negotiation with prospective secondary purchasers or by placing an order directly with the PPEX ATS after creating an account with PPEX ATS.
Secondary transactions submitted through the Public Platform are executed through Dalmore. In connection therewith, Dalmore currently receives a commission of 5% of the gross proceeds (2.5% from the buyer and 2.5% from the seller involved in a transaction) from sales of interests on the Public Platform. These fees are subject to change, as further disclosed on the Public Platform. For the avoidance of doubt, our company is not responsible for these fees.
Secondary Trading by our Manager
Our manager may act as a buyer and seller of interests in any given series through the PPEX ATS. Prior to our manager participating in any secondary purchases or sales through the Public Platform, our manager intends to put in place internal procedures that (1) limit the participation of the manger to the period within 30 days after the filing of any annual report or semiannual report required under Regulation A covering the respective series, and (2) prevent our manager from making any secondary purchases or sales when in possession of material, non-public information.
Employees
Our company does not have any employees. All of our day-to-day operations are administered by Public employees on behalf of our manager.

Government Regulation
Regulation of the art and collectible industry varies from jurisdiction to jurisdiction and state to state. In any jurisdictions or states in which we operate, we may be required to obtain licenses and permits to conduct business, including dealer and sales licenses, and will be subject to local laws and regulations, including, but not limited to, import and export regulations, laws and regulations involving sales, use, value-added and other indirect taxes.
Claims arising out of actual or alleged violations of law could be asserted against us by individuals or governmental authorities and could expose us or each series of interests to significant damages or other penalties.
Legal Proceedings
None of our company, any series, our manager, our asset manager or any director or executive officer of our manager is presently subject to any material legal proceedings.
Allocations of Expenses
To the extent relevant, offering expenses, acquisition expenses, Operating Expenses, revenue generated from underlying assets and any indemnification payments made by our company will be allocated amongst the various interests in accordance with our manager’s allocation policy, a copy of which is available to investors upon written request to our manager. The allocation policy requires our manager to allocate items that are allocable to a specific series to be borne by, or distributed to, as applicable, the applicable series. If, however, an item is not allocable to a specific series but to our company in general, it will be allocated pro rata based on the value of underlying assets or the number of interests, as reasonably determined by our manager or as otherwise set forth in the allocation policy. By way of example, as of the date hereof it is anticipated that revenues and expenses will be allocated as follows:
Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific underlying asset)
Revenue	Revenue from events and leasing opportunities for the asset	Allocable pro rata to the value of each underlying asset
	Asset sponsorship models	Allocable pro rata to the value of each underlying asset

Offering Expenses	Filing expenses related to submission of regulatory paperwork for a series	Allocable pro rata to the number of underlying assets
	Underwriting expense incurred outside of Brokerage Fee	Allocable pro rata to the number of underlying assets
	Legal expenses related to the submission of regulatory paperwork for a series	Allocable pro rata to the number of underlying assets
	Audit and accounting work related to the regulatory paperwork or a series	Allocable pro rata to the number of underlying assets
	Escrow agent fees for the administration of escrow accounts related to the offering	Allocable pro rata to the number of underlying assets
	Compliance work, including diligence related to the preparation of a series	Allocable pro rata to the number of underlying assets

Acquisition Expense	Transportation of underlying asset as at time of acquisition	Allocable pro rata to the number of underlying assets
	Insurance of underlying asset as at time of acquisition	Allocable pro rata to the value of each underlying asset
	Preparation of marketing materials	Allocable pro rata to the number of underlying assets
	Pre-purchase inspection	Allocable pro rata to the number of underlying assets

Interest expense in the case an underlying asset was pre-purchased us prior to the closing of an offering through a loan	Allocable directly to the applicable underlying asset
Storage	Allocable pro rata to the number of underlying assets
Security (e.g., surveillance and patrols)	Allocable pro rata to the number of underlying assets
Custodial fees	Allocable pro rata to the number of underlying assets

Operating	Appraisal and valuation fees	Allocable pro rata to the number of underlying assets
Expense	Marketing expenses in connection with any revenue-generating event	Allocable pro rata to the value of each underlying asset
	Insurance	Allocable pro rata to the value of each underlying asset
	Maintenance	Allocable directly to the applicable underlying asset
	Transportation to any revenue-generating event	Allocable pro rata to the number of underlying assets
	Ongoing reporting requirements (e.g., Reg A+ or Exchange Act reporting)	Allocable pro rata to the number of underlying assets
	Audit, accounting and bookkeeping related to the reporting requirements of the series	Allocable pro rata to the number of underlying assets
	Other revenue-generating event related expenses (e.g., location, catering, facility management, film and photography crew)	Allocable pro rata to the value of each underlying asset

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each underlying asset

Notwithstanding the foregoing, our manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice to investors.
Description of Property
Our company has no physical property. Our manager, asset manager and Public are located at 6 Harrison Street, 5th Floor, New York, NY 10013. Our manager currently leases space in purpose-built, secure, temperature-controlled storage facilities in New York and Oregon for the purpose of storing the underlying assets in highly controlled environments, other than when they are being utilized for marketing or similar purposes.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis of our financial condition and results of operation should be read in conjunction with our financial statements and the related notes included in this report. As noted in the independent auditor’s report, the audit of our financial statements was conducted for the purpose of forming an opinion on both the consolidated financial statements as a whole and the series-level financial statements. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements.
Overview
Since its formation in December 2018, our company has been engaged primarily in acquiring underlying assets from our manager financed through promissory notes issued to our manager and developing the financial, offering and other materials to begin offering interests in various series through the Otis Platform and Public Platform.
The reported financial information herein will likely not be indicative of future operating results or operating conditions. Because of our corporate structure, we are in large part reliant on our manager and its employees to grow and support our business. There are a number of key factors that will have large potential impacts on our operating results going forward, including our manager’s ability to:
●
continue to source high quality underlying assets at reasonable prices to securitize on the Public Platform;
●
market the Public Platform and the offerings in individual series and attract investors to the Public Platform;
●
continue to develop the Public Platform and provide the information and technology infrastructure to support the issuance of interests; and
●
find operating partners to manage the collection of underlying assets at a decreasing marginal cost per asset.
No revenue models have been developed at the company or series level, and we do not expect our company or any series to generate revenue under current operating plans. Gains from sales of underlying assets will be presented as other income in the statements of operations as they do not qualify as operating revenues.
Recent Developments
Impact of Coronavirus Pandemic
In December 2019, COVID-19 was reported in Wuhan, China. COVID-19 spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. The continuing impact and effects of the COVID-19 pandemic on the operation and financial performance of our company are unknown. However, our company currently does not expect the COVID-19 pandemic to have a material adverse effect on the business or financial results at this time.
Results of Operations
Revenues
As of December 31, 2022 and 2021, neither our company nor any series had recognized any revenue. No revenue models have been developed at the company or series level, and we do not expect our company or any series to generate revenue under current operating plans. Gains from sales of underlying assets are presented as other income in the statements of operations as they do not qualify as operating revenues.
Operating Expenses

The Operating Expenses incurred prior to the closing of an offering related to any of the underlying assets are being paid by our manager and recognized by our company as capital contributions and will not be reimbursed by the series. Each series will be responsible for its own operating expenses, such as storage, insurance or maintenance, beginning on the closing date of the offering for such series’ interests. Sourcing fees, which are treated as Operating Expenses, are paid to our manager as compensation for sourcing each underlying asset from the gross proceeds of the offering of each series’ interests.
For the year ended December 31, 2022, we incurred $300,230 in operating expenses, as compared to $326,426 for the year ended December 31, 2021. The following table summarizes the Operating Expenses by category:
Operating Expense	Year Ended December 31, 2022	Year Ended December 31, 2021
Organizational Costs	$242,265	$132,945
Sourcing Fees	$22,289	$132,519
Transportation, Storage and Insurance	$35,676	$60,962
TOTALS	$300,230	$326,426
At the close of the respective offerings for the series, each individual series became responsible for Operating Expenses. Pre-closing Operating Expenses are incurred on the books of our company, and post-closing Operating Expenses incurred by each series with a closed offering are incurred and recorded on the books of the series. Our manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the closing of each offering. The following table summarizes the Operating Expenses by our company and series for which the respective offerings had closed:
Series	Year Ended December 31, 2022	Year Ended December 31, 2021
Series #KW	$4,316	$4,101
Series Drop 002	$2,946	$1,943
Series Drop 003	$3,152	$1,984
Series Drop 004	$2,268	$2,052
Series Drop 005	$3,472	$2,567
Series Drop 008	$2,157	$1,996
Series Drop 009	$3,410	$4,855
Series Drop 010	$2,918	$1,880
Series Gallery Drop 011	$3,089	$1,870
Series Gallery Drop 012	$3,758	$3,087
Series Gallery Drop 013	$3,439	$5,181
Series Gallery Drop 014	$2,946	$1,943
Series Gallery Drop 015	$2,195	$1,849
Series Gallery Drop 016	$2,895	$1,759
Series Gallery Drop 017	$3,240	$2,070
Series Gallery Drop 018	$2,316	$1,751
Series Gallery Drop 019	$2,096	$1,827
Series Gallery Drop 020	$-	$1,761
Series Gallery Drop 021	$2,929	$1,908
Series Gallery Drop 022	$2,945	$1,943
Series Gallery Drop 023	$2,463	$1,788
Series Gallery Drop 024	$2,360	$1,870
Series Gallery Drop 026	$1,836	$2,620
Series Gallery Drop 027	$-	$1,663
Series Gallery Drop 028	$2,892	$1,823
Series Gallery Drop 029	$3,057	$2,185
Series Gallery Drop 030	$3,305	$1,880

Series Gallery Drop 031	$3,207	$4,607
Series Gallery Drop 032	$2,289	$1,671
Series Gallery Drop 033	$2,906	$3,549
Series Gallery Drop 034	$5,298	$5,844
Series Gallery Drop 035	$2,461	$2,387
Series Gallery Drop 036	$3,033	$2,100
Series Gallery Drop 037	$2,922	$1,814
Series Gallery Drop 038	$2,294	$2,309
Series Gallery Drop 039	$3,314	$2,206
Series Gallery Drop 040	$2,962	$3,664
Series Gallery Drop 041	$2,826	$1,607
Series Gallery Drop 042	$2,899	$1,764
Series Gallery Drop 043	$3,062	$5,247
Series Gallery Drop 044	$4,089	$19,595
Series Gallery Drop 045	$-	$13,767
Series Gallery Drop 046	$3,146	$2,885
Series Gallery Drop 047	$2,059	$1,614
Series Gallery Drop 048	$3,206	$1,784
Series Gallery Drop 049	$4,111	$10,220
Series Gallery Drop 050	$2,295	$2,756
Series Gallery Drop 051	$3,048	$2,718
Series Gallery Drop 052	$1,984	$2,464
Series Gallery Drop 053	$2,405	$2,006
Series Gallery Drop 054	$2,019	$1,815
Series Gallery Drop 055	$2,118	$3,082
Series Gallery Drop 056	$2,025	$1,926
Series Gallery Drop 057	$2,012	$1,742
Series Gallery Drop 058	$2,027	$1,909
Series Gallery Drop 059	$3,304	$4,242
Series Gallery Drop 060	$1,656	$3,262
Series Gallery Drop 061	$2,033	$1,925
Series Gallery Drop 062	$2,256	$1,653
Series Gallery Drop 063	$2,996	$1,926
Series Gallery Drop 064	$3,065	$2,458
Series Gallery Drop 065	$2,027	$1,847
Series Gallery Drop 066	$3,327	$5,125
Series Gallery Drop 067	$2,353	$3,795
Series Gallery Drop 068	$2,040	$2,103
Series Gallery Drop 069	$2,079	$2,610
Series Gallery Drop 070	$2,065	$2,322
Series Gallery Drop 071	$3,371	$4,371
Series Gallery Drop 072	$2,982	$16,756
Series Gallery Drop 073	$2,282	$2,966
Series Gallery Drop 074	$2,199	$1,870
Series Gallery Drop 075	$1,855	$2,742
Series Gallery Drop 076	$2,140	$3,534
Series Gallery Drop 077	$2,082	$2,590
Series Gallery Drop 078	$2,029	$1,870

Series Gallery Drop 079	$2,198	$1,888
Series Gallery Drop 080	$2,008	$1,616
Series Gallery Drop 082	$1,307	$4,641
Series Gallery Drop 083	$2,283	$3,043
Series Gallery Drop 086	$2,614	$5,045
Series Gallery Drop 089	$2,032	$2,020
Series Gallery Drop 091	$1,733	$1,821
Series Gallery Drop 093	$2,107	$2,941
Series Gallery Drop 094	$2,204	$1,394
Series Gallery Drop 095	$2,116	$3,002
Series Gallery Drop 096	$2,222	$2,214
Series Gallery Drop 097	$-	$1,750
Series Gallery Drop 098	$2,002	$1,480
Series Gallery Drop 099	$3,627	$6,064
Series Gallery Drop 100	$2,016	$1,733
Series Gallery Drop 101	$3,769	$9,324
Series Gallery Drop 102	$2,000	$1,007
Series Gallery Drop 103	$2,318	$1,108
Series Gallery Drop 104	$1,997	$1,361
Series Gallery Drop 105	$2,281	$3,134
Series Gallery Drop 107	$2,034	$1,886
Series Gallery Drop 108	$2,062	$1,758
Series Gallery Drop 109	$2,201	$1,813
Series Gallery Drop 110	$1,526	$776
Series Gallery Drop 111	$2,021	$1,074
Series Gallery Drop 112	$2,412	$3,130
Series Gallery Drop 113	$2,344	$2,882
Series Gallery Drop 114	$2,951	$895
Series Gallery Drop 115	$2,257	$986
Series Gallery Drop 116	$12,635	$-
Series Gallery Drop 117	$5,499	$-
Series Gallery Drop 119	$6,622	$-
Series Gallery Drop 121	$3,479	$-
Series Gallery Drop 122	$7,871	$-
Series Gallery Drop 123	$4,924	$-
Unallocated(1)	$-	$13,465
TOTALS	$300,230	$326,426

(1)
“Unallocated” refers to Operating Expenses not allocated to a particular series.
Other Income/(Expenses)
For the year ended December 31, 2022, we incurred other (expenses) of $(1,046,763) in the form of net losses on asset sales of $(348,102), gain on cancellation of promissory note of $9,253 and (losses) on impairment of $707,914, as compared to other income of $501,947 in the form of gains on the sales of underlying assets of $949,947 and (losses) on impairment of $(448,000) for the year ended December 31, 2021. The following table summarizes the other income/(expenses) by series:
Series	Year Ended December 31, 2022	Year Ended December 31, 2021

Series Drop 004(1)	$(28,114)	$-
Series Drop 005	$(9,750)	$-
Series Drop 008	$(4,860)	$-
Series Drop 009	$(225,000)	$-
Series Gallery Drop 015	$(14,490)	$-
Series Gallery Drop 018	$16,480	$-
Series Gallery Drop 019	$(4,820)	$-
Series Gallery Drop 020	$-	$91,000
Series Gallery Drop 023	$20,000	$-
Series Gallery Drop 024	$9,400	$-
Series Gallery Drop 026	$105,000	$-
Series Gallery Drop 027	$-	$119,000
Series Gallery Drop 032	$4,066	$-
Series Gallery Drop 035	$(14,400)	$(30,300)
Series Gallery Drop 038(1)	$(22,905)	$-
Series Gallery Drop 043(1)	$(6,700)	$(22,800)
Series Gallery Drop 045	$-	$469,000
Series Gallery Drop 046	$(6,455)	$-
Series Gallery Drop 047	$42,784	$-
Series Gallery Drop 048(1)	$(22,147)	$-
Series Gallery Drop 050(1)	$(17,829)	$-
Series Gallery Drop 051	$(2,701)	$-
Series Gallery Drop 052(1)	$(5,112)	$-
Series Gallery Drop 053	$(18,394)	$(36,000)
Series Gallery Drop 054	$(5,093)	$-
Series Gallery Drop 055(1)	$(23,542)	$-
Series Gallery Drop 056(1)	$(8,860)	$-
Series Gallery Drop 057	$1,170	$(8,400)
Series Gallery Drop 058(1)	$(11,622)	$(4,500)
Series Gallery Drop 060	$91,415	$-
Series Gallery Drop 061	$(9,928)	$-
Series Gallery Drop 062	$7,037	$-
Series Gallery Drop 064(1)	$(11,956)	$-
Series Gallery Drop 065	$2,366	$-
Series Gallery Drop 066	$-	$(30,000)
Series Gallery Drop 067(1)	$(40,856)	$-
Series Gallery Drop 068(1)	$(15,242)	$-
Series Gallery Drop 069	$(24,165)	$(3,600)
Series Gallery Drop 070(1)	$(18,055)	$(2,400)
Series Gallery Drop 071(1)	$(22,132)	$-
Series Gallery Drop 072	$(130,197)	$(75,200)
Series Gallery Drop 073	$(9,248)	$(16,300)
Series Gallery Drop 074	$(3,045)	$(5,800)
Series Gallery Drop 075	$(51,322)	$-
Series Gallery Drop 076(1)	$(5,322)	$(46,000)
Series Gallery Drop 077(1)	$(13,215)	$(17,700)
Series Gallery Drop 078	$(47)	$-

Series Gallery Drop 079	$(4,458)	$-
Series Gallery Drop 080	$13,574	$-
Series Gallery Drop 082	$24,859	$-
Series Gallery Drop 083(1)	$(9,699)	$(21,300)
Series Gallery Drop 086(1)	$(204,958)	$(17,700)
Series Gallery Drop 089(1)	$(21,416)	$-
Series Gallery Drop 091	$(3,606)	$(19,500)
Series Gallery Drop 093(1)	$(31,447)	$-
Series Gallery Drop 094	$(7,369)	$-
Series Gallery Drop 095	$(20,039)	$(10,500)
Series Gallery Drop 096(1)	$(7,832)	$(8,000)
Series Gallery Drop 097	$-	$270,947
Series Gallery Drop 098(1)	$(10,785)	$-
Series Gallery Drop 100(1)	$(3,837)	$(1,000)
Series Gallery Drop 101	$-	$(21,100)
Series Gallery Drop 102(1)	$(6,895)	$(5,100)
Series Gallery Drop 103	$17,469	$-
Series Gallery Drop 104	$12,987	$-
Series Gallery Drop 105(1)	$28,511	$(18,900)
Series Gallery Drop 107	$(13,846)	$-
Series Gallery Drop 108	$(21,921)	$-
Series Gallery Drop 109(1)	$(18,700)	$-
Series Gallery Drop 110	$6,136	$-
Series Gallery Drop 111	$(9,782)	$-
Series Gallery Drop 112(1)	$(58,060)	$-
Series Gallery Drop 113(1)	$(43,757)	$-
Series Gallery Drop 114	$(1,746)	$-
Series Gallery Drop 115(1)	$(8,978)	$-
Series Gallery Drop 116(1)	$(63,395)	$-
Series Gallery Drop 117(1)	$(13,508)	$(16,500)
Series Gallery Drop 118	$9,352	$(9,400)
Series Gallery Drop 119	$(54,980)	$-
Series Gallery Drop 120	$(99)	$-
Series Gallery Drop 121	$(10,732)	$-
TOTALS	$(1,046,763)	$501,947

(1)
We treat the underlying assets as long-lived assets, and the underlying assets are subject to a semiannual test for impairment and will not be depreciated or amortized. These long-lived assets will be reviewed for impairment semiannually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated fair value of the asset. If the carrying amount of an asset exceeds its estimated fair value, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. Following such review, the referenced series recorded significant losses on impairment with respect to sales of comparable assets. There has been no loss in utility with respect to such underlying assets, but the carrying amount of the assets significantly exceeded the estimated fair values, so substantial impairment charges were recognized in the amount by which the carrying amounts of the assets exceeded the fair value of the assets.

Income Taxes
For the year ended December 31, 2022, we recorded a $61,095 provision for income taxes, as compared to a $140 provision for income taxes with respect to Series Gallery Drop 025 for the year ended December 31, 2021. The following table summarizes income taxes by series:
Series	Year Ended December 31, 2022	Year Ended December 31, 2021
Series #KW	$(50)	$-
Series Drop 002	$(50)	$-
Series Drop 003	$(50)	$-
Series Drop 004	$(50)	$-
Series Drop 005	$(50)	$-
Series Drop 008	$(50)	$-
Series Drop 009	$(50)	$-
Series Drop 010	$(50)	$-
Series Gallery Drop 011	$(50)	$-
Series Gallery Drop 012	$(50)	$-
Series Gallery Drop 013	$(50)	$-
Series Gallery Drop 014	$(50)	$-
Series Gallery Drop 015	$(50)	$-
Series Gallery Drop 016	$(50)	$-
Series Gallery Drop 017	$(50)	$-
Series Gallery Drop 018	$(3,024)	$-
Series Gallery Drop 019	$(50)	$-
Series Gallery Drop 021	$(50)	$-
Series Gallery Drop 022	$(50)	$-
Series Gallery Drop 023	$(2,983)	$-
Series Gallery Drop 024	$(1,031)	$-
Series Gallery Drop 025	$-	$(140)
Series Gallery Drop 026	$(50)	$-
Series Gallery Drop 028	$(50)	$-
Series Gallery Drop 029	$(50)	$-
Series Gallery Drop 030	$(50)	$-
Series Gallery Drop 031	$(50)	$-
Series Gallery Drop 032	$(50)	$-
Series Gallery Drop 033	$(50)	$-
Series Gallery Drop 034	$(50)	$-
Series Gallery Drop 035	$(50)	$-
Series Gallery Drop 036	$(50)	$-
Series Gallery Drop 037	$(50)	$-
Series Gallery Drop 038	$(50)	$-
Series Gallery Drop 039	$(50)	$-
Series Gallery Drop 040	$(50)	$-
Series Gallery Drop 041	$(50)	$-
Series Gallery Drop 042	$(50)	$-
Series Gallery Drop 043	$(50)	$-
Series Gallery Drop 044	$(50)	$-
Series Gallery Drop 046	$(50)	$-

Series Gallery Drop 047	$(10,208)	$-
Series Gallery Drop 048	$(50)	$-
Series Gallery Drop 049	$(50)	$-
Series Gallery Drop 050	$(50)	$-
Series Gallery Drop 051	$(50)	$-
Series Gallery Drop 052	$(50)	$-
Series Gallery Drop 053	$(50)	$-
Series Gallery Drop 054	$(50)	$-
Series Gallery Drop 055	$(50)	$-
Series Gallery Drop 056	$(50)	$-
Series Gallery Drop 057	$(50)	$-
Series Gallery Drop 058	$(50)	$-
Series Gallery Drop 059	$(50)	$-
Series Gallery Drop 060	$(22,576)	$-
Series Gallery Drop 061	$(50)	$-
Series Gallery Drop 062	$(816)	$-
Series Gallery Drop 063	$(50)	$-
Series Gallery Drop 064	$(50)	$-
Series Gallery Drop 065	$(50)	$-
Series Gallery Drop 066	$(50)	$-
Series Gallery Drop 067	$(50)	$-
Series Gallery Drop 068	$(50)	$-
Series Gallery Drop 069	$(50)	$-
Series Gallery Drop 070	$(50)	$-
Series Gallery Drop 071	$(50)	$-
Series Gallery Drop 072	$(50)	$-
Series Gallery Drop 073	$(50)	$-
Series Gallery Drop 074	$(50)	$-
Series Gallery Drop 075	$(50)	$-
Series Gallery Drop 076	$(50)	$-
Series Gallery Drop 077	$(50)	$-
Series Gallery Drop 078	$(50)	$-
Series Gallery Drop 079	$(50)	$-
Series Gallery Drop 080	$(2,597)	$-
Series Gallery Drop 082	$(4,936)	$-
Series Gallery Drop 083	$(50)	$-
Series Gallery Drop 086	$(50)	$-
Series Gallery Drop 089	$(50)	$-
Series Gallery Drop 091	$(50)	$-
Series Gallery Drop 093	$(50)	$-
Series Gallery Drop 094	$(50)	$-
Series Gallery Drop 095	$(50)	$-
Series Gallery Drop 096	$(50)	$-
Series Gallery Drop 098	$(50)	$-
Series Gallery Drop 099	$(50)	$-
Series Gallery Drop 100	$(50)	$-
Series Gallery Drop 101	$(50)	$-
Series Gallery Drop 102	$(50)	$-

Series Gallery Drop 103	$(3,665)	$-
Series Gallery Drop 104	$(2,513)	$-
Series Gallery Drop 105	$(1,095)	$-
Series Gallery Drop 107	$(50)	$-
Series Gallery Drop 108	$(50)	$-
Series Gallery Drop 109	$(50)	$-
Series Gallery Drop 110	$(1,001)	$-
Series Gallery Drop 111	$(50)	$-
Series Gallery Drop 112	$(50)	$-
Series Gallery Drop 113	$(50)	$-
Series Gallery Drop 114	$(50)	$-
Series Gallery Drop 115	$(50)	$-
Series Gallery Drop 117	$(50)	$-
Series Gallery Drop 119	$(50)	$-
Series Gallery Drop 121	$(50)	$-
Series Gallery Drop 122	$(50)	$-
Series Gallery Drop 123	$(50)	$-
TOTALS	$(61,095)	$(140)

Net Income/(Loss)
As a result of the cumulative effect of the foregoing factors, we incurred a net loss of $(1,408,088) for the year ended December 31, 2022 and net income of $175,381 for the year ended December 31, 2021. The following table summarizes net income/(loss) by our company and series (any series not listed had no net income or loss for the years ended December 31, 2022 and 2021):
Series	Year Ended December 31, 2022	Year Ended December 31, 2021
Series #KW	$(4,366)	$(4,101)
Series Drop 002	$(2,996)	$(1,943)
Series Drop 003	$(3,202)	$(1,984)
Series Drop 004	$(30,432)	$(2,052)
Series Drop 005	$(13,272)	$(2,567)
Series Drop 008	$(7,067)	$(1,996)
Series Drop 009	$(228,460)	$(4,855)
Series Drop 010	$(2,968)	$(1,880)
Series Gallery Drop 011	$(3,139)	$(1,870)
Series Gallery Drop 012	$(3,808)	$(3,087)
Series Gallery Drop 013	$(3,489)	$(5,181)
Series Gallery Drop 014	$(2,996)	$(1,943)
Series Gallery Drop 015	$(16,735)	$(1,849)
Series Gallery Drop 016	$(2,945)	$(1,759)
Series Gallery Drop 017	$(3,290)	$(2,070)
Series Gallery Drop 018	$11,140	$(1,751)
Series Gallery Drop 019	$(6,966)	$(1,827)
Series Gallery Drop 020	$-	$89,239
Series Gallery Drop 021	$(2,979)	$(1,908)
Series Gallery Drop 022	$(2,995)	$(1,943)
Series Gallery Drop 023	$14,554	$(1,788)
Series Gallery Drop 024	$6,009	$(1,870)

Series Gallery Drop 025	$-	$(140)
Series Gallery Drop 026	$103,114	$(2,620)
Series Gallery Drop 027	$-	$117,337
Series Gallery Drop 028	$(2,942)	$(1,823)
Series Gallery Drop 029	$(3,107)	$(2,185)
Series Gallery Drop 030	$(3,355)	$(1,880)
Series Gallery Drop 031	$(3,257)	$(4,607)
Series Gallery Drop 032	$1,727	$(1,671)
Series Gallery Drop 033	$(2,956)	$(3,549)
Series Gallery Drop 034	$(5,348)	$(5,844)
Series Gallery Drop 035	$(16,911)	$(32,687)
Series Gallery Drop 036	$(3,083)	$(2,100)
Series Gallery Drop 037	$(2,972)	$(1,814)
Series Gallery Drop 038	$(25,249)	$(2,309)
Series Gallery Drop 039	$(3,364)	$(2,206)
Series Gallery Drop 040	$(3,012)	$(3,664)
Series Gallery Drop 041	$(2,876)	$(1,607)
Series Gallery Drop 042	$(2,949)	$(1,764)
Series Gallery Drop 043	$(9,812)	$(28,047)
Series Gallery Drop 044	$(4,139)	$(19,595)
Series Gallery Drop 045	$-	$455,233
Series Gallery Drop 046	$(9,651)	$(2,885)
Series Gallery Drop 047	$30,517	$(1,614)
Series Gallery Drop 048	$(25,403)	$(1,784)
Series Gallery Drop 049	$(4,161)	$(10,220)
Series Gallery Drop 050	$(20,174)	$(2,756)
Series Gallery Drop 051	$(5,799)	$(2,718)
Series Gallery Drop 052	$(7,146)	$(2,464)
Series Gallery Drop 053	$(20,849)	$(38,006)
Series Gallery Drop 054	$(7,162)	$(1,815)
Series Gallery Drop 055	$(25,710)	$(3,082)
Series Gallery Drop 056	$(10,935)	$(1,926)
Series Gallery Drop 057	$(892)	$(10,142)
Series Gallery Drop 058	$(13,699)	$(6,409)
Series Gallery Drop 059	$(3,354)	$(4,242)
Series Gallery Drop 060	$67,183	$(3,262)
Series Gallery Drop 061	$(12,011)	$(1,925)
Series Gallery Drop 062	$3,965	$(1,653)
Series Gallery Drop 063	$(3,046)	$(1,926)
Series Gallery Drop 064	$(15,071)	$(2,458)
Series Gallery Drop 065	$289	$(1,847)
Series Gallery Drop 066	$(3,377)	$(35,125)
Series Gallery Drop 067	$(43,259)	$(3,795)
Series Gallery Drop 068	$(17,332)	$(2,103)
Series Gallery Drop 069	$(26,294)	$(6,210)
Series Gallery Drop 070	$(20,170)	$(4,722)
Series Gallery Drop 071	$(25,553)	$(4,371)
Series Gallery Drop 072	$(133,229)	$(91,956)
Series Gallery Drop 073	$(11,580)	$(19,266)

Series Gallery Drop 074	$(5,294)	$(7,670)
Series Gallery Drop 075	$(53,227)	$(2,742)
Series Gallery Drop 076	$(7,512)	$(49,534)
Series Gallery Drop 077	$(15,347)	$(20,290)
Series Gallery Drop 078	$(2,126)	$(1,870)
Series Gallery Drop 079	$(6,706)	$(1,888)
Series Gallery Drop 080	$8,969	$(1,616)
Series Gallery Drop 082	$18,616	$(4,641)
Series Gallery Drop 083	$(12,032)	$(24,343)
Series Gallery Drop 086	$(207,622)	$(22,745)
Series Gallery Drop 089	$(23,498)	$(2,020)
Series Gallery Drop 091	$(5,389)	$(21,321)
Series Gallery Drop 093	$(33,604)	$(2,941)
Series Gallery Drop 094	$(9,623)	$(1,394)
Series Gallery Drop 095	$(22,205)	$(13,502)
Series Gallery Drop 096	$(10,104)	$(10,214)
Series Gallery Drop 097	$-	$269,197
Series Gallery Drop 098	$(12,837)	$(1,480)
Series Gallery Drop 099	$(3,677)	$(6,064)
Series Gallery Drop 100	$(5,903)	$(2,733)
Series Gallery Drop 101	$(3,819)	$(30,424)
Series Gallery Drop 102	$(8,945)	$(6,107)
Series Gallery Drop 103	$11,486	$(1,108)
Series Gallery Drop 104	$8,477	$(1,361)
Series Gallery Drop 105	$25,135	$(22,034)
Series Gallery Drop 107	$(15,930)	$(1,886)
Series Gallery Drop 108	$(24,033)	$(1,758)
Series Gallery Drop 109	$(20,951)	$(1,813)
Series Gallery Drop 110	$3,609	$(776)
Series Gallery Drop 111	$(11,853)	$(1,074)
Series Gallery Drop 112	$(60,522)	$(3,130)
Series Gallery Drop 113	$(46,151)	$(2,882)
Series Gallery Drop 114	$(4,747)	$(895)
Series Gallery Drop 115	$(11,285)	$(986)
Series Gallery Drop 116	$(76,030)	$-
Series Gallery Drop 117	$(19,057)	$(16,500)
Series Gallery Drop 118	$9,352	$(9,400)
Series Gallery Drop 119	$(61,652)	$-
Series Gallery Drop 120	$(99)	$-
Series Gallery Drop 121	$(14,261)	$-
Series Gallery Drop 122	$(7,921)	$-
Series Gallery Drop 123	$(4,974)	$-
Unallocated(1)	$-	$(13,465)
TOTALS	$(1,408,088)	$175,381

(1)
“Unallocated” refers to net income not allocated to a particular series.

Liquidity and Capital Resources
From inception, our company and each series have financed their business activities through capital contributions to our company and individual series from our manager. Our company and each series expect to continue to have access to capital financing from our manager going forward. However, there is no obligation or assurance that our manager will provide such required capital. Until such time as the series have the capacity to generate cash flows from operations, our manager may cover any deficits through additional capital contributions or the issuance of additional interests in any individual series. In addition, parts of the proceeds of future offerings may be used to create reserves for future operating expenses for individual series at the sole discretion of our manager. There can be no assurance that our manager will continue to fund such expenses. These factors raise substantial doubt about our company’s ability to continue as a going concern for the twelve months following the date of this report.
Cash and Cash Equivalent Balances
As of December 31, 2022 and 2021, our company itself had no cash or cash equivalents on hand. Cash is held at the series level. On a total consolidated basis as of December 31, 2022 and 2021, series had $12,409 and $704,758 on hand, respectively. The following table summarizes the cash and cash equivalents by series:
Series	Year Ended December 31, 2022	Year Ended December 31, 2021
Series #KW	$125	$125
Series Drop 002	$-	$774
Series Drop 003	$61	$61
Series Drop 004	$-	$710
Series Drop 005	$445	$445
Series Drop 008	$-	$818
Series Drop 009	$-	$2,587
Series Drop 010	$-	$11
Series Gallery Drop 011	$97	$97
Series Gallery Drop 012	$2,494	$2,494
Series Gallery Drop 013	$388	$388
Series Gallery Drop 014	$-	$154
Series Gallery Drop 015	$-	$5
Series Gallery Drop 016	$-	$127
Series Gallery Drop 017	$259	$259
Series Gallery Drop 018	$-	$65
Series Gallery Drop 019	$-	$7
Series Gallery Drop 020	$-	$6
Series Gallery Drop 021	$-	$180
Series Gallery Drop 022	$-	$866
Series Gallery Drop 023	$-	$103
Series Gallery Drop 024	$-	$153
Series Gallery Drop 025	$-	$140
Series Gallery Drop 026	$-	$715
Series Gallery Drop 027	$-	$-
Series Gallery Drop 028	$-	$119
Series Gallery Drop 029	$-	$383
Series Gallery Drop 030	$169	$169
Series Gallery Drop 031	$294	$294
Series Gallery Drop 032	$-	$12
Series Gallery Drop 033	$-	$120
Series Gallery Drop 034	$2,940	$2,940
Series Gallery Drop 035	$-	$506

Series Gallery Drop 036	$-	$322
Series Gallery Drop 037	$-	$143
Series Gallery Drop 038	$-	$35
Series Gallery Drop 039	$-	$62
Series Gallery Drop 040	$-	$43
Series Gallery Drop 041	$-	$49
Series Gallery Drop 042	$-	$71
Series Gallery Drop 043	$-	$50
Series Gallery Drop 044	$50	$50
Series Gallery Drop 045	$-	$685,050
Series Gallery Drop 046	$50	$50
Series Gallery Drop 047	$-	$50
Series Gallery Drop 048	$50	$50
Series Gallery Drop 049	$50	$50
Series Gallery Drop 050	$-	$50
Series Gallery Drop 051	$50	$50
Series Gallery Drop 052	$-	$50
Series Gallery Drop 053	$-	$50
Series Gallery Drop 054	$-	$50
Series Gallery Drop 055	$-	$50
Series Gallery Drop 056	$-	$50
Series Gallery Drop 057	$-	$50
Series Gallery Drop 058	$-	$50
Series Gallery Drop 059	$50	$50
Series Gallery Drop 060	$-	$50
Series Gallery Drop 061	$-	$50
Series Gallery Drop 062	$-	$50
Series Gallery Drop 063	$50	$50
Series Gallery Drop 064	$50	$50
Series Gallery Drop 065	$-	$50
Series Gallery Drop 066	$50	$50
Series Gallery Drop 067	$-	$50
Series Gallery Drop 068	$-	$50
Series Gallery Drop 069	$-	$50
Series Gallery Drop 070	$-	$50
Series Gallery Drop 071	$50	$50
Series Gallery Drop 072	$-	$50
Series Gallery Drop 073	$-	$50
Series Gallery Drop 074	$-	$50
Series Gallery Drop 075	$4,175	$50
Series Gallery Drop 076	$-	$50
Series Gallery Drop 077	$-	$50
Series Gallery Drop 078	$-	$50
Series Gallery Drop 079	$-	$50
Series Gallery Drop 080	$-	$50
Series Gallery Drop 082	$-	$50
Series Gallery Drop 083	$-	$50
Series Gallery Drop 086	$-	$50
Series Gallery Drop 089	$-	$50
Series Gallery Drop 091	$-	$50
Series Gallery Drop 093	$-	$50
Series Gallery Drop 094	$-	$50

Series Gallery Drop 095	$-	$50
Series Gallery Drop 096	$-	$50
Series Gallery Drop 098	$-	$50
Series Gallery Drop 099	$50	$50
Series Gallery Drop 100	$-	$50
Series Gallery Drop 101	$50	$50
Series Gallery Drop 102	$-	$50
Series Gallery Drop 103	$-	$50
Series Gallery Drop 104	$-	$50
Series Gallery Drop 105	$-	$50
Series Gallery Drop 107	$-	$50
Series Gallery Drop 108	$-	$50
Series Gallery Drop 109	$-	$50
Series Gallery Drop 110	$-	$50
Series Gallery Drop 111	$-	$50
Series Gallery Drop 112	$-	$50
Series Gallery Drop 113	$50	$50
Series Gallery Drop 114	$-	$50
Series Gallery Drop 115	$-	$50
Series Gallery Drop 116	$50	$-
Series Gallery Drop 117	$50	$-
Series Gallery Drop 119	$50	$-
Series Gallery Drop 122	$50	$-
Series Gallery Drop 123	$50	$-
TOTALS	$12,409	$704,758

Series Subscriptions
Our company records membership contributions at the effective date. If the subscription is not funded upon issuance, we record a subscription receivable as an asset on the balance sheet. When subscription receivables are not received prior to the issuance of financial statements at a reporting date, the subscription receivable is reclassified as a contra account to members’ equity/(deficit) on the balance sheet. Each series has a minimum offering size that once met will result in the eventual successful subscription to and closing of the series offering. Subscriptions receivable consists of membership subscriptions received as of December 31, 2022 and 2021, as applicable, for which the minimum subscription requirement was met. As of December 31, 2022, there were no subscriptions receivable, as compared to subscriptions receivable of $115,800 as of December 31, 2021. The following table summarizes the subscription receivable by series as of December 31, 2022 and 2021:
Series	Interests Subscribed for as of December 31, 2022	Subscription Amount as of December 31, 2022	Interests Subscribed for as of December 31, 2021	Subscription Amount as of December 31, 2021
Series Gallery Drop 122	-	$-	115,800	$115,800
TOTALS		$-		$115,800

Promissory Notes

In connection with the acquisition of the underlying assets from our manager, we have issued promissory notes to our manager which were due within 14 business days of the final closing of the related offering (i.e., when the offering is fully funded), provided that we were able to prepay the notes at any time. As of December 31, 2022, there were no notes outstanding, as compared to $638,589 of notes outstanding as of December 31, 2021. The following table summarizes these notes outstanding by series as of December 31, 2022 and 2021:
Series	Date Issued	Principal Amount	Interest Rate(1)	Balance December 31, 2022	Balance December 31, 2021
Series Gallery Drop 116	09/15/2021	$225,000	0%	$-	$225,000
Series Gallery Drop 117	10/25/2021	$89,000	0%	$-	$89,000
Series Gallery Drop 118	10/25/2021	$28,545	0%	$-	$28,545
Series Gallery Drop 119	11/30/2021	$84,000	0%	$-	$84,000
Series Gallery Drop 120	11/30/2021	$26,400	0%	$-	$26,400
Series Gallery Drop 121	11/30/2021	$31,200	0%	$-	$31,200
Series Gallery Drop 122	11/30/2021	$110,000	0%	$-	$110,000
Series Gallery Drop 123	11/30/2021	$44,444	0%	$-	$44,444
TOTALS		$638,589		$-	$638,589

(1)
Notes with a 0% interest rate are non-interest-bearing. The remaining notes bear interest at an annualized rate as stated over a three-month period.
Due to Manager
To fund organizational and startup activities, as well as ongoing operating expenses for each series, such as legal, accounting, audit, storage and insurance expenses, not covered by proceeds from the offering for each such series’ interests, our manager has covered the expenses and costs of our company and each series thus far on a non-interest-bearing extension of revolving credit. Our company will evaluate when is best to repay our manager depending on operations and fundraising ability. In general, each series will repay our manager for funds extended for such expenses from the sale of each underlying asset in the associated series, or from revenue-generating events, if applicable. As of December 31, 2022, our company had $143,748 due to our manager, with $96,320 in other (legal and provision for income taxes), accounting and audit, storage and insurance fees associated with and incurred on behalf of the series during the year ended December 31, 2022 as detailed in the table below:
Series	Other	Accounting	Storage	Provision for Income Tax	Insurance	Total Due to Manager
Series #KW	$809	$2,029	$523	$50	$955	$4,366
Series Drop 003	$809	$2,029	$177	$50	$137	$3,202
Series Drop 005	$809	$2,029	$272	$50	$362	$3,522
Series Gallery Drop 011	$809	$2,029	$158	$50	$93	$3,139
Series Gallery Drop 012	$809	$2,029	$357	$50	$563	$3,808
Series Gallery Drop 013	$809	$2,029	$262	$50	$339	$3,489
Series Gallery Drop 017	$809	$2,029	$203	$50	$199	$3,290
Series Gallery Drop 030	$809	$2,029	$370	$50	$97	$3,355
Series Gallery Drop 031	$809	$2,029	$193	$50	$176	$3,257
Series Gallery Drop 034	$809	$2,029	$807	$50	$1,653	$5,348
Series Gallery Drop 039	$809	$2,029	$225	$50	$251	$3,364
Series Gallery Drop 046	$728	$2,010	$205	$50	$203	$3,196

Series Gallery Drop 048	$753	$2,010	$215	$50	$228	$3,256
Series Gallery Drop 049	$753	$2,010	$484	$50	$864	$4,161
Series Gallery Drop 051	$753	$2,010	$168	$50	$117	$3,098
Series Gallery Drop 059	$753	$2,010	$244	$50	$297	$3,354
Series Gallery Drop 063	$753	$2,010	$153	$50	$80	$3,046
Series Gallery Drop 064	$753	$2,010	$173	$50	$129	$3,115
Series Gallery Drop 066	$753	$2,010	$272	$50	$292	$3,377
Series Gallery Drop 071	$753	$2,010	$246	$50	$362	$3,421
Series Gallery Drop 099	$753	$2,010	$340	$50	$524	$3,677
Series Gallery Drop 101	$752	$2,010	$460	$50	$547	$3,819
Series Gallery Drop 113	$474	$1,622	$121	$50	$127	$2,394
Series Gallery Drop 116(1)	$1,702	$1,012	$501	$-	$906	$4,121
Series Gallery Drop 117	$362	$1,012	$270	$50	$291	$1,985
Series Gallery Drop 119	$1,609	$1,012	$278	$50	$257	$3,206
Series Gallery Drop 122(2)	$1,702	$1,012	$537	$50	$443	$3,744
Series Gallery Drop 123	$1,702	$1,012	$194	$50	$252	$3,210
TOTALS	$24,707	$51,111	$8,408	$1,350	$10,744	$96,320

(1)
During the year ended December 31, 2022, Series Gallery Drop 116 had a non-cash transfer of $473 from the amount due to our manager to capital contributions.
(2)
During the year ended December 31, 2022, Series Gallery Drop 122 had a non-cash transfer of $231 from the amount due to our manager to capital contributions.
As of December 31, 2021, our company had $179,931 due to our manager for legal, accounting, storage and insurance fees associated with and incurred on behalf of the series as detailed in the table below:
Series	Legal	Accounting	Storage	Insurance	Total Due to Manager
Series #KW	$159	$1,761	$240	$568	$2,728
Series Drop 002	$159	$1,761	$213	$99	$2,232
Series Drop 003	$159	$1,760	$241	$112	$2,272
Series Drop 004	$159	$1,721	$315	$146	$2,341
Series Drop 005	$159	$1,760	$639	$297	$2,855
Series Drop 008	$159	$1,761	$249	$116	$2,285
Series Drop 009	$159	$1,761	$2,201	$1,023	$5,144
Series Drop 010	$159	$1,760	$170	$79	$2,168
Series Gallery Drop 011	$159	$1,760	$163	$76	$2,158
Series Gallery Drop 012	$159	$1,760	$994	$462	$3,375
Series Gallery Drop 013	$159	$1,393	$420	$128	$2,100

Series Gallery Drop 014	$159	$1,760	$213	$99	$2,231
Series Gallery Drop 015	$159	$1,720	$176	$82	$2,137
Series Gallery Drop 016	$158	$1,685	$133	$71	$2,047
Series Gallery Drop 017	$159	$1,685	$351	$163	$2,358
Series Gallery Drop 018	$159	$1,760	$82	$38	$2,039
Series Gallery Drop 019	$158	$1,760	$134	$62	$2,114
Series Gallery Drop 021	$159	$1,759	$189	$88	$2,195
Series Gallery Drop 022	$159	$1,760	$213	$99	$2,231
Series Gallery Drop 023	$159	$1,760	$107	$50	$2,076
Series Gallery Drop 024	$159	$1,760	$163	$76	$2,158
Series Gallery Drop 025	$-	$140	$-	$-	$140
Series Gallery Drop 026	$159	$1,760	$675	$314	$2,908
Series Gallery Drop 028	$159	$1,760	$131	$61	$2,111
Series Gallery Drop 029	$159	$1,760	$378	$176	$2,473
Series Gallery Drop 030	$159	$1,760	$170	$79	$2,168
Series Gallery Drop 031	$159	$1,393	$219	$64	$1,835
Series Gallery Drop 032	$159	$1,760	$24	$16	$1,959
Series Gallery Drop 033	$158	$1,393	$107	$31	$1,689
Series Gallery Drop 034	$159	$1,760	$2,876	$1,337	$6,132
Series Gallery Drop 035	$159	$1,760	$516	$240	$2,675
Series Gallery Drop 036	$159	$1,760	$342	$159	$2,420
Series Gallery Drop 037	$159	$1,686	$176	$82	$2,103
Series Gallery Drop 038	$159	$1,685	$514	$239	$2,597
Series Gallery Drop 039	$159	$1,685	$444	$206	$2,494
Series Gallery Drop 040	$159	$1,318	$166	$51	$1,694
Series Gallery Drop 041	$159	$1,685	$35	$16	$1,895
Series Gallery Drop 042	$159	$1,685	$142	$66	$2,052
Series Gallery Drop 043	$159	$1,318	$315	$96	$1,888
Series Gallery Drop 046	$159	$753	$252	$77	$1,241
Series Gallery Drop 047	$159	$753	$144	$45	$1,101
Series Gallery Drop 048	$159	$753	$281	$89	$1,282
Series Gallery Drop 049	$159	$753	$1,073	$332	$2,317
Series Gallery Drop 050	$159	$753	$125	$34	$1,071
Series Gallery Drop 051	$159	$753	$144	$44	$1,100
Series Gallery Drop 052	$159	$1,318	$45	$13	$1,535
Series Gallery Drop 053	$159	$753	$390	$124	$1,426
Series Gallery Drop 054	$159	$753	$90	$27	$1,029
Series Gallery Drop 055	$159	$753	$225	$70	$1,207
Series Gallery Drop 056	$159	$753	$101	$31	$1,044
Series Gallery Drop 057	$159	$753	$85	$26	$1,023
Series Gallery Drop 058	$159	$753	$106	$33	$1,051
Series Gallery Drop 059	$159	$713	$368	$113	$1,353
Series Gallery Drop 060	$159	$753	$242	$75	$1,229
Series Gallery Drop 061	$159	$753	$109	$34	$1,055
Series Gallery Drop 062	$159	$753	$77	$24	$1,013
Series Gallery Drop 063	$159	$753	$100	$31	$1,043
Series Gallery Drop 064	$159	$753	$160	$50	$1,122
Series Gallery Drop 065	$159	$753	$101	$31	$1,044

Series Gallery Drop 066	$159	$753	$450	$139	$1,501
Series Gallery Drop 067	$159	$753	$300	$92	$1,304
Series Gallery Drop 068	$159	$753	$120	$37	$1,069
Series Gallery Drop 069	$159	$753	$175	$54	$1,141
Series Gallery Drop 070	$159	$713	$156	$48	$1,076
Series Gallery Drop 071	$159	$713	$375	$116	$1,363
Series Gallery Drop 072	$159	$713	$1,400	$427	$2,699
Series Gallery Drop 073	$159	$713	$221	$68	$1,161
Series Gallery Drop 074	$159	$713	$104	$32	$1,008
Series Gallery Drop 075	$159	$-	$277	$86	$522
Series Gallery Drop 076	$159	$713	$277	$86	$1,235
Series Gallery Drop 077	$159	$713	$185	$57	$1,114
Series Gallery Drop 078	$159	$713	$104	$32	$1,008
Series Gallery Drop 079	$159	$713	$101	$31	$1,004
Series Gallery Drop 080	$159	$713	$75	$24	$971
Series Gallery Drop 082	$159	$713	$400	$123	$1,395
Series Gallery Drop 083	$159	$713	$225	$70	$1,167
Series Gallery Drop 086	$159	$673	$450	$139	$1,421
Series Gallery Drop 089	$159	$673	$120	$37	$989
Series Gallery Drop 091	$159	$-	$187	$58	$404
Series Gallery Drop 093	$159	$673	$218	$67	$1,117
Series Gallery Drop 094	$159	$240	$109	$33	$541
Series Gallery Drop 095	$159	$673	$226	$70	$1,128
Series Gallery Drop 096	$159	$673	$145	$45	$1,022
Series Gallery Drop 098	$159	$673	$70	$21	$923
Series Gallery Drop 099	$159	$200	$350	$201	$910
Series Gallery Drop 100	$159	$673	$92	$28	$952
Series Gallery Drop 101	$159	$200	$622	$309	$1,290
Series Gallery Drop 102	$159	$240	$70	$21	$490
Series Gallery Drop 103	$159	$200	$87	$27	$473
Series Gallery Drop 104	$159	$633	$63	$19	$874
Series Gallery Drop 105	$159	$160	$309	$95	$723
Series Gallery Drop 107	$159	$633	$114	$35	$941
Series Gallery Drop 108	$159	$240	$151	$46	$596
Series Gallery Drop 109	$159	$228	$153	$47	$587
Series Gallery Drop 110	$159	$200	$54	$17	$430
Series Gallery Drop 111	$159	$160	$96	$30	$445
Series Gallery Drop 112	$159	$160	$413	$148	$880
Series Gallery Drop 113	$159	$160	$295	$94	$708
Series Gallery Drop 114	$159	$160	$69	$22	$410
Series Gallery Drop 115	$159	$160	$84	$26	$429
Unallocated	$-	$21,660	$1,001	$1,086	$23,747
TOTALS	$15,738	$121,933	$29,547	$12,713	$179,931

(1)
“Unallocated” refers to net income not allocated to a particular series.

Off-Balance Sheet Arrangements

We did not have during the periods presented, and we do not currently have, any off-balance sheet arrangements.
Critical Accounting Policies and Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our manager to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial condition and results of operations and require management’s difficult, subjective or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management’s current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements.
Art and Other Collectible Assets
The underlying assets, including art and other collectible assets (including NFTs), are recorded at cost. The cost of each underlying asset includes the purchase price, including any deposits for the underlying asset funded by our manager and acquisition expenses, which include all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the underlying asset related to each series incurred prior to the closing, including brokerage and sales fees and commissions (but excluding the brokerage fee referred to below), appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, auction house fees and travel and lodging for inspection purposes.
Our company treats the underlying assets as long-lived assets, and the underlying assets are subject to a semiannual test for impairment and will not be depreciated or amortized. These long-lived assets will be reviewed for impairment semiannually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated fair value of the asset. If the carrying amount of an asset exceeds its estimated fair value, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.
There is no guarantee that each underlying asset is free of any claims regarding title and authenticity (e.g., claims regarding being counterfeit or previously stolen), or that such claims will not arise. Our company does not have complete ownership history or restoration and repair records for every underlying asset. In the event of a title or authenticity claim, the applicable series and our company may not have recourse against the asset seller or the benefit of insurance, and the value of the given underlying asset may be diminished.
The underlying assets are purchased by the series (a) from our manager in exchange for either a non-interest-bearing or an interest-bearing promissory note and (b) from asset sellers on consignment following the closings of the offerings related to the given series. The series use the proceeds of the offerings to pay off the notes or consignors, as applicable. Acquisition expenses are typically paid for in advance by our manager and are reimbursed by the series from the proceeds of the offering. The series also distribute the appropriate amounts for the brokerage fee and, if applicable, the sourcing fee, using cash from the offering.
Acquisition expenses related to a particular series that are incurred prior to the closing of an offering are initially funded by our manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document.

To the extent that certain expenses are anticipated prior to the closing of an offering but are to be incurred after the closing (e.g., storage fees), additional cash from the proceeds of the offering will be retained on the series balance sheet as reserves to cover such future anticipated expenses after the closing of the offering. Acquisition expenses are capitalized into the cost of the underlying asset. Should a proposed offering prove to be unsuccessful, our company will not reimburse our manager, and these expenses will be accounted for as capital contributions, and the acquisition expenses expensed.
Revenue Recognition
Our company adopted ASU 2014-09, Revenue from Contracts with Customers, and its related amendments, effective January 1, 2019.
We determine revenue recognition through the following steps:
  identification of a contract with a customer;
  identification of the performance obligations in the contract;

  determination of the transaction price;

  allocation of the transaction price to the performance obligations in the contract; and

  recognition of revenue when or as the performance obligations are satisfied.
No revenue models have been developed at the company or series level, and we do not expect our company or any series to generate revenue under current operating plans. Gains from sales of underlying assets will be presented as other income in the statements of operations as they do not qualify as operating revenues. As of December 31, 2022 and 2021, neither our company nor any series had recognized any revenue.
Operating Expenses
After the closing of an offering of interests, each series is responsible for its own Operating Expenses, including any and all fees, costs and expenses incurred in connection with the management of the underlying assets. Prior to the closing, Operating Expenses are borne by our manager and not reimbursed by the series. Our manager will bear its own expenses of an ordinary nature. If the Operating Expenses exceed the amount of revenues generated from an underlying asset and cannot be covered by any Operating Expense reserves on the balance sheet of such series, our manager may pay such expenses and not seek reimbursement, loan the amount of the Operating Expenses to the applicable series or cause additional interests in such series to be issued.
Sourcing Fee: Our asset manager will be paid a fee as compensation for sourcing each underlying asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such sourcing fee may be waived by our asset manager.
Brokerage Fee: The broker of record for each offering is expected to receive a brokerage fee equal to 1% of the amount raised from investors through each offering. We comply with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 340-10-S99-1 with regards to offering costs. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity/(deficit) upon the completion of an offering or to expense if the offering is not completed.
Organizational Costs: In accordance with FASB ASC 720, organizational costs, including accounting fees, legal fees and costs of incorporation, are expensed as incurred.
See “Item 1. Business—Operating Expenses” for additional information.
Fair Value of Financial Instruments

FASB guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).
Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.
The carrying amounts reported in the balance sheets approximate their fair value.
Members’ Equity/(Deficit)
Members’ equity/(deficit) for our company and any series consists of capital contributions, equity to artists or third parties, membership contributions, distributions and accumulated deficit.
Capital contributions are made by our manager to cover operating expenses for which our manager has elected not to be reimbursed.
With respect to equity issued to artists or third parties, in certain instances, interests in a particular series are issued as part of the total purchase consideration for and/or in connection with the acquisition of the underlying asset of such series (for example, interests issued to an asset seller or consignor as partial consideration for an underlying asset), in each case as described in the Offering Statement.
Membership contributions are made to a series from a successful closing of the offering of such series’ interests and are calculated as the value of interests sold in such offering net of brokerage fee (paid from the proceeds of the successfully such offering). Membership contributions may be made by both third parties and our manager.
Distributions are made by a series upon the occurrence of a liquidation event relating to the series.
Earnings (Loss) / Income per Membership Interest
Upon completion of an offering, each series intends to comply with accounting and disclosure requirement of ASC Topic 260, Earnings per Share. For each series, earnings (loss) / income per interest will be computed by dividing net (loss) / income for a particular series by the weighted average number of outstanding interests in that particular series during the year.
Recently Issued Accounting Pronouncements
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. Our company adopted the standard, effective as of the year ended December 31, 2022, and the adoption of such standard had no impact on our company’s financial statements.

We do not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, we will adopt those that are applicable under the circumstances.

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
The Manager
Our company operates under the direction of our manager, which, in turn, is managed by its parent, Public. Our manager is responsible for directing the operations of our business, directing our day-to-day affairs, and implementing our investment strategy. Our manager may establish an Advisory Board that would make decisions with respect to all asset acquisitions, dispositions and maintenance schedules. Our manager is not required to devote all of its time to our business and are only required to devote such time to our affairs as their duties require. Our manager is responsible for determining maintenance required in order to maintain or improve an asset’s quality (if necessary), determining how to monetize the underlying assets at revenue-generating events in order to generate profits and evaluating potential sale offers, which may lead to the liquidation of the underlying asset or other series as the case may be.
We will follow guidelines adopted by our manager and implement policies set forth in the operating agreement unless otherwise modified by our manager. Our manager may establish further written policies and will monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled. Our manager may change our objectives at any time without approval of our interest holders. Our manager itself has no track record and is relying on the track record of its individual officers, directors and advisors.
Our manager performs its duties and responsibilities pursuant to the operating agreement. Our manager maintains a contractual, as opposed to a fiduciary relationship, with us and our interest holders. Furthermore, we have agreed to limit the liability of our manager and to indemnify our manager against certain liabilities.
The responsibilities of our manager include the following:
Asset Sourcing and Disposition Services
●
together with members of the Advisory Board, define and oversee the overall underlying asset sourcing and disposition strategy;
●
manage our asset sourcing activities, including creating the asset acquisition policy, organizing and evaluating due diligence for specific asset acquisition opportunities and structuring partnerships with collectors, brokers and dealers who may provide opportunities to source quality assets;
●
negotiate and structure the terms and conditions of acquisitions of assets with asset sellers;
●
evaluate any potential asset takeover offers from third parties, which may result in asset dispositions, sales or other liquidity transactions;
●
structure and negotiate the terms and conditions of transactions pursuant to which underlying assets may be sold or otherwise disposed;
Services in Connection with an Offering
●
create and manage all series for offerings related to underlying assets on the Public Platform;
●
develop offering materials, including the determination of its specific terms and structure and description of the underlying assets;
●
create and submit all necessary regulatory filings, including, but not limited to, Commission filings and financial audits and coordinate with the broker of record, lawyers, accountants and escrow agents as necessary in such processes;
●
prepare all marketing materials related to offerings and obtain approval for such materials from the broker of record;

●
together with the broker of record, coordinate the receipt, collection, processing and acceptance of subscription agreements and other administrative support functions;
●
create and implement various technology services, transactional services and electronic communications related to any offerings;
●
all other necessary offering related services;
Asset Monetization Services
●
create and manage all revenue-generating events and determine participation in such programs by any underlying assets;
●
evaluate and enter into service provider contracts related to the operation of revenue-generating events;
●
allocate revenues and costs related to revenue-generating events to the appropriate series in accordance with our allocation policy;
●
approve potential joint ventures, limited partnerships and other such relationships with third parties related to asset monetization and revenue-generating events;
Interest Holder Relationship Services
●
provide any appropriate updates related to underlying assets or offerings electronically or through the Public Platform;
●
manage communications with interest holders, including answering e-mails and preparing and sending written and electronic reports and other communications;
●
establish technology infrastructure to assist in providing interest holder support and services;
●
determine our distribution policy and determine amounts of and authorize Free Cash Flow distributions from time to time;
●
maintain Free Cash Flow funds in deposit accounts or investment accounts for the benefit of a series;
Administrative Services
●
manage and perform the various administrative functions necessary for our day-to-day operations;
●
provide financial and operational planning services and collection management functions, including determination, administration and servicing of any Operating Expenses Reimbursement Obligation made to our company or any series by our manager to cover any Operating Expense shortfalls;
●
administer the potential issuance of additional interests to cover any potential Operating Expense shortfalls;
●
maintain accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and required to be filed with the Commission and any other regulatory agency, including annual and semiannual financial statements;
●
maintain all appropriate books and records for our company and all the series;
●
obtain and update market research and economic and statistical data in connection with the underlying assets and the general collectible market;

●
oversee tax and compliance services and risk management services and coordinate with appropriate third parties, including independent accountants and other consultants, on related tax matters;
●
supervise the performance of such ministerial and administrative functions as may be necessary in connection with our daily operations;
●
provide all necessary cash management services;
●
manage and coordinate with the transfer agent, if any, the process of making distributions and payments to interest holders or the transfer or resale of securities as may be permitted by law;
●
evaluate and obtain adequate insurance coverage for the underlying assets based upon risk management determinations;
●
provide timely updates related to the overall regulatory environment affecting our company, as well as managing compliance with regulatory matters;
●
evaluate our corporate governance structure and appropriate policies and procedures related thereto; and
●
oversee all reporting, record keeping, internal controls and similar matters in a manner to allow us to comply with applicable law.
Directors, Executive Officers and Key Employees of our Manager
The following table sets forth the name and position of each of the current executive officers, directors and significant employees of our manager.
Name	Position	Age	Term of Office (Beginning)	Approximate hours per week for part-time employees
Keith Marshall(1)	President, Secretary, Treasurer & Sole Director	36	March 2022	N/A

(1)	Mr. Marshall is the sole officer and director of our manager, and is employed by Public People LLC, a wholly owned subsidiary of Public.
Key Employees of Public
Jannick Malling: Mr. Malling is an entrepreneur in the financial technology space with deep expertise in design and elegant product experience. As founder and co-CEO of Public, he has pioneered fractional trading investing technology and redefined the self-directed investing experience. Prior to Public, Mr. Malling was co-founder & CEO of Tradable; he began his career at Saxo Bank, the original online trading service in Europe.

Leif Abraham: Mr. Abraham is an entrepreneur, founder and investor. He is a co-CEO of investing platform Public. Prior to Public, he was co-founder and CEO of AND.CO, which he grew to become one of the largest freelancing software companies in the world. AND.CO was acquired by Fiverr (NYSE: FVRR) in 2018. Mr. Abraham is an investor in companies like Ro Health, Orum and Catch. He was named one of the “Top 10 Minds in Digital” by Adweek, is a double Cannes Lions Grand Prix winner and has won an MTV Music Award.

Keith Marshall: See “—Directors, Executive Officers and Key Employees of our Manager.”

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person, and no officer or director is acting on behalf of, nor will any of them act, at the direction of any other person.
There are no family relationships among the foregoing.
To the best of our knowledge, none of the foregoing individuals has, during the past five years:
●
been convicted in a criminal proceeding (excluding traffic violations and other minor offences); or
●
had any petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of, such person, any partnership in which he was general partner at or within two years before the time of such filing or any corporation or business association of which he was an executive officer at or within two years before the time of such filing.
Advisory Board
Responsibilities of the Advisory Board
The Advisory Board, when and if constituted, will support our company, our asset manager and our manager and consists of advisors to our manager. It is anticipated that the Advisory Board will review our relationship with, and the performance of, our manager, and generally approve the terms of any material or related-party transactions. In addition, it is anticipated that the Advisory Board will be responsible for the following:
●
approving, permitting deviations from, making changes to and annually reviewing the asset acquisition policy;
●
evaluating all asset acquisitions;
●
evaluating any third-party offers for asset acquisitions and approving asset dispositions that are in the best interest of our company and our interest holders;
●
providing guidance with respect to the appropriate levels of insurance costs specific to each individual asset;
●
reviewing material conflicts of interest that arise, or are reasonably likely to arise, with our manager, on the one hand, and our company, a series or the other members, on the other hand, or our company or a series, on the one hand, and another series, on the other hand;
●
approving any material transaction between our company or a series, on the one hand, and our manager or any of its affiliates, another series or an interest holder, on the other hand, other than for the purchase of interests;
●
reviewing the total fees, expenses, assets, revenues and availability of funds for distributions to our interest holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to interest holders are in accordance with our policies; and
●
approving any service providers appointed by our manager in respect of the underlying assets.
The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to our company and its interest holders and not a breach of any duty at law, in equity or otherwise. The members of the Advisory Board will not be managers or officers of our company or any series and will not have fiduciary or other duties to the interest holders of any series.

Compensation of the Advisory Board
Our manager will compensate the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service. As such, it is anticipated that their costs will not be borne by any given series.
Members of the Advisory Board
We have already established an informal network of expert advisors who support or company in asset acquisitions, valuations and negotiations, but we have not yet established a formal Advisory Board.
Compensation of Executive Officers
We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by our company. Employees of Public manage our day-to-day affairs on behalf of our manager; oversee the review, selection and recommendation of investment opportunities; service acquired investments; and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of our manager, from our manager. Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to our manager, we do not intend to pay any compensation directly to these individuals.
Compensation of Manager
Our manager will receive reimbursement for costs incurred relating to this and other offerings (e.g., offering expenses and acquisition expenses) and, in its capacity as our asset manager, a sourcing fee. Neither our manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with any offering.
During the year ended December 31, 2022, cost reimbursements and sourcing fees in the amount of $23,770 were paid to our manager, as compared to $153,671 during the year ended December 31, 2021. The following table summarizes cost reimbursements and sourcing fees paid to our manager by series during the years ended December 31, 2022 and 2021:
Series	Year Ended December 31, 2022	Year Ended December 31, 2021
Series Drop 004	$7	$-
Series Drop 008	$8	$-
Series Drop 009	$32	$-
Series Gallery Drop 013	$-	$2,927
Series Gallery Drop 015	$5	$-
Series Gallery Drop 018	$2	$-
Series Gallery Drop 019	$2	$-
Series Gallery Drop 023	$3	$-
Series Gallery Drop 024	$3	$-
Series Gallery Drop 026	$15	$-
Series Gallery Drop 027	$134	$-
Series Gallery Drop 031	$-	$2,643
Series Gallery Drop 032	$22	$71
Series Gallery Drop 033	$-	$1,731
Series Gallery Drop 035	$6	$-
Series Gallery Drop 038	$70	$-
Series Gallery Drop 040	$-	$1,841
Series Gallery Drop 043	$-	$3,230
Series Gallery Drop 044	$-	$12,733

Series Gallery Drop 045	$110	$11,600
Series Gallery Drop 046	$-	$1,970
Series Gallery Drop 047	$20	$800
Series Gallery Drop 048	$-	$1,070
Series Gallery Drop 049	$-	$8,150
Series Gallery Drop 050	$6	$4,105
Series Gallery Drop 051	$-	$1,591
Series Gallery Drop 052	$8	$800
Series Gallery Drop 053	$40	$605
Series Gallery Drop 054	$14	$710
Series Gallery Drop 055	$27	$1,825
Series Gallery Drop 056	$4	$788
Series Gallery Drop 057	$14	$620
Series Gallery Drop 058	$11	$816
Series Gallery Drop 059	$-	$3,024
Series Gallery Drop 060	$36	$1,989
Series Gallery Drop 061	$23	$780
Series Gallery Drop 062	$12	$538
Series Gallery Drop 063	$-	$789
Series Gallery Drop 064	$-	$1,263
Series Gallery Drop 065	$21	$709
Series Gallery Drop 066	$-	$3,653
Series Gallery Drop 067	$24	$2,468
Series Gallery Drop 068	$20	$947
Series Gallery Drop 069	$1	$1,402
Series Gallery Drop 070	$26	$1,172
Series Gallery Drop 071	$-	$3,011
Series Gallery Drop 072	$250	$14,425
Series Gallery Drop 073	$34	$1,754
Series Gallery Drop 074	$8	$770
Series Gallery Drop 075	$-	$2,267
Series Gallery Drop 076	$36	$2,267
Series Gallery Drop 077	$8	$1,412
Series Gallery Drop 078	$6	$770
Series Gallery Drop 079	$16	$790
Series Gallery Drop 080	$5	$542
Series Gallery Drop 082	$53	$3,258
Series Gallery Drop 083	$5	$1,826
Series Gallery Drop 086	$58	$3,653
Series Gallery Drop 089	$10	$944
Series Gallery Drop 091	$23	$1,433
Series Gallery Drop 093	$13	$1,771
Series Gallery Drop 094	$9	$841
Series Gallery Drop 095	$34	$1,824
Series Gallery Drop 096	$13	$1,114
Series Gallery Drop 097	$29	$1,184
Series Gallery Drop 098	$12	$453
Series Gallery Drop 099	$-	$5,332

Series Gallery Drop 100	$19	$685
Series Gallery Drop 101	$-	$8,337
Series Gallery Drop 102	$9	$492
Series Gallery Drop 103	$16	$616
Series Gallery Drop 104	$3	$380
Series Gallery Drop 105	$50	$2,470
Series Gallery Drop 107	$20	$856
Series Gallery Drop 108	$26	$1,165
Series Gallery Drop 109	$-	$1,230
Series Gallery Drop 110	$3	$314
Series Gallery Drop 111	$3	$611
Series Gallery Drop 112	$65	$2,300
Series Gallery Drop 113	$-	$2,221
Series Gallery Drop 114	$-	$458
Series Gallery Drop 115	$2	$535
Series Gallery Drop 116	$8,464	$-
Series Gallery Drop 117	$3,514	$-
Series Gallery Drop 119	$3,100	$-
Series Gallery Drop 121	$1,288	$-
Series Gallery Drop 122	$4,127	$-
Series Gallery Drop 123	$1,714	$-
TOTALS	$23,770	$153,671

Our manager will receive cost reimbursements and sourcing fees for each subsequent series offering that closes as detailed in the respective Offering Statement.

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS
Our company and each series are managed by our manager. Upon designation of each series, our manager was granted a single interest in each series and became the initial member holding 100% of the then-outstanding interests of each series. At the closing of each offering, our manager or its affiliates will purchase a minimum of 2% and up to a maximum of 19.99% of the interests sold in each offering for the same price as all other investors, although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion. Our manager may sell its interests from time to time after the closing of each offering in its sole discretion. Our manager has no present intention to sell its interests, and any future sales would be based upon our manager’s potential need for capital, market prices of the interests at the time of a proposed sale and other factors that a reasonable investor might consider in connection with the sale of securities similar to the interests. The address of our manager is 6 Harrison Street, 5th Floor, New York, NY 10013.
As of the date of this report, our manager owns the following securities:
Series	Number of Interests Owned	Percent of Outstanding Interests Owned
Series #KW	900	9.00%
Series Drop 003	26	2.60%
Series Drop 005	160	12.80%
Series Gallery Drop 011	18	1.80%
Series Gallery Drop 012	1,458	72.90%
Series Gallery Drop 013	145	9.67%
Series Gallery Drop 017	25	0.50%
Series Gallery Drop 030	35	0.5%
Series Gallery Drop 031	62	3.10%
Series Gallery Drop 034	402	1.89%
Series Gallery Drop 039	16	0.24%
Series Gallery Drop 044	423	0.60%
Series Gallery Drop 046	53	1.00%
Series Gallery Drop 048	110	1.90%
Series Gallery Drop 049	78	0.35%
Series Gallery Drop 051	18	0.58%
Series Gallery Drop 059	102	1.31%
Series Gallery Drop 063	1	0.05%
Series Gallery Drop 064	2	0.06%
Series Gallery Drop 066	259	2.68%
Series Gallery Drop 071	1	0.01%
Series Gallery Drop 099	82	0.60%
Series Gallery Drop 101	31	0.15%
Series Gallery Drop 116	23,115	9.76%
Series Gallery Drop 117	14,940	15.94%
Series Gallery Drop 122	2	0.00%
Series Gallery Drop 123	121	0.26%

The following table sets forth any securityholder, including our manager, who beneficially owns more than 10% of any series as of the date of this report:
Title of class (series)	Name and address of beneficial owner(1)	Amount and nature of beneficial ownership(2)	Percent of class (series)
Series Drop 005	Alistair Economakis	207	16.56%

Series Drop 005	Otis Wealth, Inc.	160	12.80%
Series Gallery Drop 011	Sandy Murphy	200	20.00%
Series Gallery Drop 011	Brent Hackett	153	15.30%
Series Gallery Drop 012	Otis Wealth, Inc.	1,458	72.90%
Series Gallery Drop 013	Jack Smith	166	11.07%
Series Gallery Drop 017	Christopher McNew	103	10.30%
Series Gallery Drop 030	Jack Smith	497	24.85%
Series Gallery Drop 030	Dawoon Kang	393	19.65%
Series Gallery Drop 031	Jack Smith	423	21.15%
Series Gallery Drop 034	Jack Smith	3,759	17.69%
Series Gallery Drop 044	Gerard Starkey	23,330	33.33%
Series Gallery Drop 046	Jack Smith	1,140	21.51%
Series Gallery Drop 049	Jack Smith	5,121	22.76%
Series Gallery Drop 051	Brian Litman	700	22.58%
Series Gallery Drop 051	Jack Smith	357	11.52%
Series Gallery Drop 059	Jack Smith	1,679	21.64%
Series Gallery Drop 059	Peter Garcia	1,078	13.89%
Series Gallery Drop 063	Jack Smith	559	25.98%
Series Gallery Drop 063	Keith Andrade	265	12.31%
Series Gallery Drop 064	Jack Smith	440	13.06%
Series Gallery Drop 066	Mirza Nagji	1,042	10.79%
Series Gallery Drop 066	Joshua Nazarieh	968	10.02%
Series Gallery Drop 071	Matthew Turner	2,500	24.06%
Series Gallery Drop 071	Jack Smith	1,084	10.43%
Series Gallery Drop 099	Jack Smith	5,144	37.60%
Series Gallery Drop 099	Danielle Smith	2,509	18.34%
Series Gallery Drop 099	Peter Treglia	2,007	14.67%
Series Gallery Drop 101	Jack Smith	9,167	43.38%
Series Gallery Drop 101	Tianlin Shi	4,095	19.38%
Series Gallery Drop 116	Michael Karnjanaprakorn	23,745	10.03%
Series Gallery Drop 117	Otis Wealth, Inc.	14,940	15.94%
Series Gallery Drop 117	Leah Pierce	9,999	10.67%
Series Gallery Drop 122	Yehoshua Lowy	23,148	19.99%
Series Gallery Drop 122	Brett Jacks	5,000	10.68%

(1)
All ownership is direct. The address of each securityholder is c/o Otis Wealth, Inc., 6 Harrison Street, 5th Floor, New York, NY 10013.
(2)
The column in Form 1-A titled “Amount and nature of beneficial ownership acquirable(2)” has been omitted as inapplicable with respect to each listed securityholder.

ITEM 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS
The following includes a summary of transactions since the beginning of our 2021 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Item 3. Directors and Officers—Compensation Executive Officers” and “—Compensation of Manager”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.
On January 11, 2021, we acquired the Series Gallery Drop 065 Asset from our manager in exchange for a note in the original principal amount of $20,080 and our agreement to issue 502 Series Gallery Drop 065 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 066 Asset from our manager in exchange for a note in the original principal amount of $90,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 067 Asset from our manager in exchange for a note in the original principal amount of $60,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 068 Asset from our manager in exchange for a note in the original principal amount of $24,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 069 Asset from our manager in exchange for a note in the original principal amount of $35,128. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 070 Asset from our manager in exchange for a note in the original principal amount of $31,200. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 071 Asset from our manager in exchange for a note in the original principal amount of $75,000 and our agreement to issue 2,500 Series Gallery Drop 071 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 072 Asset from our manager in exchange for a note in the original principal amount of $280,000 and our agreement to issue 5,250 Series Gallery Drop 072 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On February 5, 2021, we acquired the Series Gallery Drop 073 Asset from our manager in exchange for a note in the original principal amount of $44,280. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 074 Asset from our manager in exchange for a note in the original principal amount of $20,910. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 075 Asset from our manager in exchange for a note in the original principal amount of $55,350. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 076 Asset from our manager in exchange for a note in the original principal amount of $55,350. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 077 Asset from our manager in exchange for a note in the original principal amount of $36,900. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 078 Asset from our manager in exchange for a note in the original principal amount of $20,910. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 079 Asset from our manager in exchange for a note in the original principal amount of $20,098. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 080 Asset from our manager in exchange for a note in the original principal amount of $15,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 9, 2021, we acquired the Series Gallery Drop 081 Asset from our manager in exchange for a note in the original principal amount of $480,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was canceled, as described below.
On February 9, 2021, we acquired the Series Gallery Drop 082 Asset from our manager in exchange for a note in the original principal amount of $80,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 9, 2021, we acquired the Series Gallery Drop 083 Asset from our manager in exchange for a note in the original principal amount of $45,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On March 9, 2021, we acquired the Series Gallery Drop 084 Asset from our manager in exchange for a note in the original principal amount of $52,000. This note was cancelled, as described below.
On March 9, 2021, we acquired the Series Gallery Drop 085 Asset from our manager in exchange for a note in the original principal amount of $60,000. This note was cancelled, as described below.
On March 9, 2021, we acquired the Series Gallery Drop 086 Asset from our manager in exchange for a note in the original principal amount of $90,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 087 Asset from our manager in exchange for a note in the original principal amount of $231,009. This note was cancelled, as described below.
On March 9, 2021, we acquired the Series Gallery Drop 088 Asset from our manager in exchange for a note in the original principal amount of $55,250. This note was cancelled, as described below.
On March 9, 2021, we acquired the Series Gallery Drop 089 Asset from our manager in exchange for a note in the original principal amount of $23,904. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 090 Asset from our manager in exchange for a note in the original principal amount of $98,850. This note was cancelled, as described below.
On March 9, 2021, we acquired the Series Gallery Drop 091 Asset from our manager in exchange for a note in the original principal amount of $37,473. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 092 Asset from our manager in exchange for a note in the original principal amount of $217,356. This note was cancelled, as described below.
On March 9, 2021, we acquired the Series Gallery Drop 093 Asset from our manager in exchange for a note in the original principal amount of $43,471. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 094 Asset from our manager in exchange for a note in the original principal amount of $21,631. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 095 Asset from our manager in exchange for a note in the original principal amount of $45,200. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 096 Asset from our manager in exchange for a note in the original principal amount of $28,981. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On March 10, 2021, we acquired the Series Gallery Drop 097 Asset from our manager in exchange for a note in the original principal amount of $30,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 098 Asset from our manager in exchange for a note in the original principal amount of $14,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 099 Asset from our manager in exchange for a note in the original principal amount of $130,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 100 Asset from our manager in exchange for a note in the original principal amount of $18,520. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 101 Asset from our manager in exchange for a note in the original principal amount of $200,750. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 15, 2021, Series Gallery Drop 044 entered into a Purchase and Sale Agreement Addendum with our manager, in its capacity as seller of the Series Gallery Drop 044 Asset. Our manager originally acquired the Series Gallery Drop 044 Asset from the prior owner of the Asset for a total cost of $650,000, of which $500,000 was paid in cash by our manager and the remaining $150,000 of which was paid in the form of in-kind consideration consisting of another asset then owned by our manager, which was transferred to the prior Series Gallery Drop 044 Asset owner. Our manager acquired the in-kind consideration from an advisor to our manager for a total cost of $150,000, all of which was paid on behalf of our manager by Series Gallery Drop 044 in the form of the Series Gallery Drop 044 Interests to the advisor. In addition, the advisor invested $83,300 in cash in Series Gallery Drop 044 in a private placement transaction, with $50,800 paid in cash by the advisor and $32,500 paid by the advisor’s agreement to waive and not be paid the commission fee of the same amount owed to the advisor with respect to the acquisition of the Series Gallery Drop 044 Asset. Thus, the advisor received 23,330 Series Gallery Drop 044 Interests in the aggregate from the private placement transaction and the in-kind consideration. As the result of a mutual mistake, Series Gallery Drop 044 issued to our manager, in its capacity as seller of the Series Gallery Drop 044 Asset, a promissory note in the original principal amount of $416,700 instead of $467,500, being the actual cash amount spent by our manager to acquire the Asset ($500,000) less the $32,500 commission, for which our manager will be reimbursed by Series Gallery Drop 044 from the proceeds of the offering of Series Gallery Drop 044 Interests. Since our manager will receive $50,800 less in cash than was paid to acquire the Series Gallery Drop 044 Asset from the prior Series Gallery Drop 044 Asset owner, Series Gallery Drop 044 agreed to satisfy such shortfall by paying to our manager, in its capacity as seller of the Series Gallery Drop 044 Asset, $50,800 in cash pursuant to the addendum. Series Gallery Drop 044 is utilizing the cash proceeds from the sale of Series Gallery Drop 044 Interests to the advisor referred to above to satisfy such shortfall.
On April 23, 2021, we acquired the Series Gallery Drop 102 Asset from our manager in exchange for a note in the original principal amount of $14,060. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On April 23, 2021, we acquired the Series Gallery Drop 103 Asset from our manager in exchange for a note in the original principal amount of $17,500. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 23, 2021, we acquired the Series Gallery Drop 104 Asset from our manager in exchange for a note in the original principal amount of $12,489. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 23, 2021, we acquired the Series Gallery Drop 105 Asset from our manager in exchange for a note in the original principal amount of $61,780. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 23, 2021, we acquired the Series Gallery Drop 106 Asset from our manager in exchange for a note in the original principal amount of $26,650. This note was cancelled, as described below.
On April 24, 2021, we acquired the Series Gallery Drop 107 Asset from our manager in exchange for a note in the original principal amount of $22,606. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 29, 2021, we acquired the Series Gallery Drop 108 Asset from our manager in exchange for a note in the original principal amount of $30,118. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On May 3, 2021, we acquired the Series Gallery Drop 109 Asset from our manager in exchange for a note in the original principal amount of $30,746. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 8, 2021, we acquired the Series Gallery Drop 110 Asset from our manager in exchange for a note in the original principal amount of $10,080. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 8, 2021, we acquired the Series Gallery Drop 111 Asset from our manager in exchange for a note in the original principal amount of $18,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 8, 2021, we acquired the Series Gallery Drop 112 Asset from our manager in exchange for a note in the original principal amount of $57,000 and our agreement to issue 1,500 Series Gallery Drop 112 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2021, we acquired the Series Gallery Drop 113 Asset from our manager in exchange for a note in the original principal amount of $55,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On July 8, 2021, we acquired the Series Gallery Drop 114 Asset from our manager in exchange for a note in the original principal amount of $12,807. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2021, we acquired the Series Gallery Drop 115 Asset from our manager in exchange for a note in the original principal amount of $15,700. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 15, 2021, we acquired the Series Gallery Drop 116 Asset from our manager in exchange for a note in the original principal amount of $225,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 30, 2021, Series Gallery Drop 081, Series Gallery Drop 084, Series Gallery Drop 085, Series Gallery Drop 087, Series Gallery Drop 088, Series Gallery Drop 090, Series Gallery Drop 092 and Series Gallery Drop 106 each resold the underlying asset or assets held by such series to our manager in exchange for cancellation of the promissory notes issued to our manager in connection with the purchase of such assets. The notes did not bear any interest, and the obligation of such series to make any payments under the notes terminated upon the closings of the sales. The series are not in default under the notes.
On October 25, 2021, we acquired the Series Gallery Drop 117 Asset from our manager in exchange for a note in the original principal amount of $89,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On October 25, 2021, we acquired the Series Gallery Drop 118 Asset from our manager in exchange for a note in the original principal amount of $28,545. This note was cancelled, as described below.
On November 30, 2021, we acquired the Series Gallery Drop 119 Asset from our manager in exchange for a note in the original principal amount of $84,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 30, 2021, we acquired the Series Gallery Drop 120 Asset from our manager in exchange for a note in the original principal amount of $26,400. This note was cancelled, as described below.
On November 30, 2021, we acquired the Series Gallery Drop 121 Asset from our manager in exchange for a note in the original principal amount of $31,200. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 30, 2021, we acquired the Series Gallery Drop 122 Asset from our manager in exchange for a note in the original principal amount of $110,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 30, 2021, we acquired the Series Gallery Drop 123 Asset from our manager in exchange for a note in the original principal amount of $44,444. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On February 9, 2022, Series Gallery Drop 118 and Series Gallery Drop 120 each resold the underlying asset held by such series to our manager, in exchange for cancellation of the promissory notes issued to our manager in connection with the purchase of such assets. The notes did not bear interest, and the obligation of such series to make any payments under the notes terminated upon the closings of the sales. The series are not in default under the notes.
On November 22, 2022, the following series exchanged the underlying assets of such series (one or more collectible sneakers) for the amounts below for non-voting membership interests in Public Sneaker, an affiliate, by subscribing to the offering by Public Sneaker of its interests pursuant to Regulation A of the Securities Act. In connection with each such exchange, the applicable series made de minimis operating expense reimbursement payments to our manager for outstanding but unpaid expenses of such series. Our manager assumed all remaining outstanding but unpaid expenses of such series. Our manager, as the manager of each such series, was appointed as liquidator and distributed to holders of interests in each such series all of the remaining assets of such series, which consisted, after the aforementioned reimbursements to our manager, only of interests in Public Sneaker. After making such distributions, our manager wound up such series as the series no longer have any assets or liabilities.
Series	Underlying Asset Exchange Value
Series Drop 002	$63,000
Series Drop 010	$58,000
Series Gallery Drop 014	$98,000
Series Gallery Drop 016	$34,000
Series Gallery Drop 021	$34,100
Series Gallery Drop 022	$44,000
Series Gallery Drop 028	$30,000
Series Gallery Drop 029	$55,000
Series Gallery Drop 033	$86,400
Series Gallery Drop 036	$61,200
Series Gallery Drop 037	$23,850
Series Gallery Drop 040	$39,050
Series Gallery Drop 041	$11,000
Series Gallery Drop 042	$16,800
Series Gallery Drop 043	$60,300
Series Gallery Drop 114	$13,500

ITEM 6.  OTHER INFORMATION
We have no information to disclose that was required to be in a report on Form 1-U during the last six months of the fiscal year ended December 31, 2022, but was not reported.

ITEM 7.  FINANCIAL STATEMENTS

To the Members of
Otis Gallery LLC
New York, New York
INDEPENDENT AUDITOR’S REPORT
Opinion
We have audited the accompanying consolidated financial statements of Otis Gallery LLC (the “Company”) on a consolidated basis, which comprise the consolidated balance sheets of the Company as of December 31, 2022 and 2021, and the related consolidated statements of operations, changes in members’ equity/(deficit), and cash flows for the years then ended, and the related notes to the consolidated financial statements.  We have audited the accompanying financial statements of each listed Series of the Company, which comprise each listed Series’ balance sheet as of December 31, 2022 and 2021, and the related statements of operations, changes in members’ equity/(deficit), and cash flows for the periods ended December 31, 2022 and 2021 for each listed Series, and the related notes to each listed Series’ financial statements.

In our opinion, the consolidated financial statements and each Series’ financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2022 and 2021, the financial position of each listed Series as of December 31, 2022 and 2021, the results of the Company’s consolidated operations and its cash flows for the years ended December 31, 2022 and 2021, and the results of each listed Series’ operations and cash flows for the periods ended December 31, 2022 and 2021, in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements and Each Series’ Financial Statements section of our report. We are required to be independent of the Company and each listed Series and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Substantial Doubt About the Company’s and Each Listed Series’ Ability to Continue as a Going Concern
The accompanying consolidated financial statements and each listed Series’ financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.

As described in Note 2 to the consolidated financial statements, for the year ended December 31, 2021, with the exception of Series Gallery Drop 020, Series Gallery Drop 027, Series Gallery Drop 045 and Series Gallery Drop 097, each of which sold the underlying assets of such Series for gains in 2021, neither the Company nor any Series has generated substantial revenues or profits since inception. With the exception of Series Gallery Drop 020, Series Gallery Drop 027, Series Gallery Drop 045 and Series Gallery Drop 097, each Series incurred net losses for the year ended December 31, 2021. On a total consolidated basis, the Company had an accumulated deficit of $728,809 as of December 31, 2021. On a total consolidated basis, the Company’s current assets exceed current liabilities by $27,805 as of December 31, 2021. The Company has limited liquid assets, with cash of $704,758 ($19,708 excluding cash held by Series Gallery Drop 045 from the sale of its Underlying Asset) on a total consolidated basis and under $3,000 for each Series (most Series hold only $50).

As described in Note 2 to the consolidated financial statements, with the exception of Series Gallery Drop 018, Series Gallery Drop 020, Series Gallery Drop 023, Series Gallery Drop 024, Series Gallery Drop 026, Series Gallery Drop 027, Series Gallery Drop 032, Series Gallery Drop 045, Series Gallery Drop 047, Series Gallery Drop 060, Series Gallery Drop 062, Series Gallery Drop 080, Series Gallery Drop 082, Series Gallery Drop 097, Series Gallery Drop 103, Series Gallery Drop 104, Series Gallery Drop 105 and Series Gallery Drop 110, each of which sold the underlying assets of such Series for gains, neither the Company nor any Series has generated substantial revenues or profits since inception.  Each Series, with the exception of Series Gallery Drop 018, Series Gallery Drop 023, Series Gallery Drop 024, Series Gallery Drop 026, Series Gallery Drop 032, Series Gallery Drop 047, Series Gallery Drop 060, Series Gallery Drop 062, Series Gallery Drop 065, Series Gallery Drop 080, Series Gallery Drop 082, Series Gallery Drop 103, Series Gallery Drop 104, Series Gallery Drop 105, Series Gallery Drop 110 and Series Gallery Drop 118, incurred a net loss for the year ended December 31, 2022.  On a total consolidated basis, the Company sustained a net loss of $1,408,088 for the year ended December 31, 2022. On a total consolidated basis, the Company had an accumulated deficit of $5,021,445 as of December 31, 2022. On a total consolidated basis, the Company’s current assets exceed current liabilities by $125,056 as of December 31, 2022. The Company has limited liquid assets, with cash of $12,409 on a total consolidated basis and under $4,200 for each Series (most Series hold only $50).  The Company and each listed Series are reliant upon its manager to fund its current and future obligations.  These factors, among others, raise substantial doubt about the Company’s ability and each listed Series’ ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements and each listed Series’ financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Consolidated Financial Statements and Each Series’ Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements and each listed Series’ financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements and each listed Series’ financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability and each listed Series’ ability to continue as a going concern within one year after the date that the consolidated financial statements and each listed Series’ financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements and Each Series’ Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole as of December 31, 2022 and 2021 and for the years then ended and each listed Series’ financial statements as of December 31, 2022 and 2021, and for the periods then ended are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements or a listed series financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●
Exercise professional judgment and maintain professional skepticism throughout the audit.

●
Identify and assess the risks of material misstatement of the consolidated financial statements and each listed Series’ financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and each listed Series’ financial statements.
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Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control or each listed Series’ internal control. Accordingly, no such opinion is expressed.
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Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements and each listed Series’ financial statements.
●
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability and each listed Series’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ Artesian CPA, LLC
Denver, Colorado
April 27, 2023

Artesian CPA, LLC
1624 Market Street, Suite 202 | Denver, CO 80202
p:  877.968.3330  f: 720.634.0905
info@ArtesianCPA.com | www.ArtesianCPA.com

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series #KW	Series Drop 002	Series Drop 003	Series Drop 004
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$125	$-	$61	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	125	-	61	-

OTHER ASSETS
Art and Other Collectible Assets	237,500	-	34,000	-
TOTAL OTHER ASSETS	237,500	-	34,000	-

TOTAL ASSETS	$237,625	$-	$34,061	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$7,094	$-	$5,474	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	7,094	-	5,474	-
TOTAL CURRENT LIABILITIES	7,094	-	5,474	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	418	4,771	319	4,970
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	225,000	32,340	34,300	46,060
Membership Contributions, Manager	25,000	660	700	940
Less: Brokerage Fees	-	(323)	(343)	(461)
Total Membership Contributions, net	250,000	32,677	34,657	46,539
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(19,887)	(7,448)	(6,389)	(34,579)
Distributions	-	(30,000)	-	(16,930)
Total Retained Earnings/(Accumulated Deficit)	(19,887)	(37,448)	(6,389)	(51,509)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	230,531	-	28,587	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$237,625	$-	$34,061	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Drop 005	Series Drop 008	Series Drop 009	Series Drop 010
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$445	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	445	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	80,250	-	-	-
TOTAL OTHER ASSETS	80,250	-	-	-

TOTAL ASSETS	$80,695	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$6,377	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	6,377	-	-	-
TOTAL CURRENT LIABILITIES	6,377	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	319	4,802	8,890	5,444
Equity Interest to Artist / Third party	-	8,000	-	-
Membership Contributions, net
Membership Contributions, Third party	83,600	24,200	227,100	24,500
Membership Contributions, Manager	11,400	7,800	97,900	500
Less: Brokerage Fees	(836)	(242)	(2,271)	(245)
Total Membership Contributions, net	94,164	31,758	322,729	24,755
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(20,165)	(13,610)	(244,064)	(6,199)
Distributions	-	(30,950)	(87,555)	(24,000)
Total Retained Earnings/(Accumulated Deficit)	(20,165)	(44,560)	(331,619)	(30,199)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	74,318	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$80,695	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 011	Series Gallery Drop 012	Series Gallery Drop 013	Series Gallery Drop 014
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$97	$2,494	$388	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	97	2,494	388	-

OTHER ASSETS
Art and Other Collectible Assets	23,000	140,000	84,150	-
TOTAL OTHER ASSETS	23,000	140,000	84,150	-

TOTAL ASSETS	$23,097	$142,494	$84,538	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$5,297	$7,183	$5,589	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	5,297	7,183	5,589	-
TOTAL CURRENT LIABILITIES	5,297	7,183	5,589	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	419	420	179	5,492
Equity Interest to Artist / Third party	5,000	-	-	-
Membership Contributions, net
Membership Contributions, Third party	19,500	38,625	81,300	32,340
Membership Contributions, Manager	500	111,375	8,700	660
Less: Brokerage Fees	(195)	(386)	(882)	(323)
Total Membership Contributions, net	19,805	149,614	89,118	32,677
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(7,424)	(14,723)	(10,348)	(8,169)
Distributions	-	-	-	(30,000)
Total Retained Earnings/(Accumulated Deficit)	(7,424)	(14,723)	(10,348)	(38,169)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	17,800	135,311	78,949	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$23,097	$142,494	$84,538	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 015	Series Gallery Drop 016	Series Gallery Drop 017	Series Gallery Drop 018
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$259	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	259	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	49,500	-
TOTAL OTHER ASSETS	-	-	49,500	-

TOTAL ASSETS	$-	$-	$49,759	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$5,648	$-
Income Tax Payable	-	-	-	2,974
TOTAL OTHER CURRENT LIABILITIES	-	-	5,648	2,974
TOTAL CURRENT LIABILITIES	-	-	5,648	2,974

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	4,796	5,184	319	4,722
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	26,460	20,580	52,920	11,750
Membership Contributions, Manager	540	420	1,080	250
Less: Brokerage Fees	(265)	(206)	(529)	(118)
Total Membership Contributions, net	26,735	20,794	53,471	11,882
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(21,271)	(6,439)	(9,679)	8,564
Distributions	(10,260)	(19,539)	-	(28,142)
Total Retained Earnings/(Accumulated Deficit)	(31,531)	(25,978)	(9,679)	(19,578)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	44,111	(2,974)

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$49,759	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 019	Series Gallery Drop 020	Series Gallery Drop 021	Series Gallery Drop 022
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	4,579	2,363	5,315	4,679
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net	-
Membership Contributions, Third party	22,050	136,500	26,950	31,360
Membership Contributions, Manager	450	-	550	640
Less: Brokerage Fees	(221)	(1,337)	(270)	(314)
Total Membership Contributions, net	22,279	135,163	27,230	31,686
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(12,773)	87,954	(5,985)	(6,417)
Distributions	(14,085)	(225,480)	(26,560)	(29,948)
Total Retained Earnings/(Accumulated Deficit)	(26,858)	(137,526)	(32,545)	(36,365)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 023	Series Gallery Drop 024	Series Gallery Drop 025	Series Gallery Drop 026
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	2,933	981	-	-
TOTAL OTHER CURRENT LIABILITIES	2,933	981	-	-
TOTAL CURRENT LIABILITIES	2,933	981	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	4,905	4,884	2,175	5,097
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	18,620	23,520	70,000	98,000
Membership Contributions, Manager	380	480	-	2,000
Less: Brokerage Fees	(186)	(235)	(686)	(980)
Total Membership Contributions, net	18,814	23,765	69,314	99,020
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	8,448	2,920	421	96,583
Distributions	(35,100)	(32,550)	(71,910)	(200,700)
Total Retained Earnings/(Accumulated Deficit)	(26,652)	(29,630)	(71,489)	(104,117)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	(2,933)	(981)	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 027	Series Gallery Drop 028	Series Gallery Drop 029	Series Gallery Drop 030
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$169
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	169

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	24,000
TOTAL OTHER ASSETS	-	-	-	24,000

TOTAL ASSETS	$-	$-	$-	$24,169

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$5,523
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	5,523
TOTAL CURRENT LIABILITIES	-	-	-	5,523

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	2,269	5,252	5,515	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	62,501	19,600	53,900	27,440
Membership Contributions, Manager	-	400	1,100	560
Less: Brokerage Fees	(613)	(196)	(539)	(274)
Total Membership Contributions, net	61,888	19,804	54,461	27,726
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	116,283	(6,556)	(6,667)	(9,398)
Distributions	(180,440)	(18,500)	(53,309)	-
Total Retained Earnings/(Accumulated Deficit)	(64,157)	(25,056)	(59,976)	(9,398)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	18,646

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$24,169

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 031	Series Gallery Drop 032	Series Gallery Drop 033	Series Gallery Drop 034
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$294	$-	$-	$2,940
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	294	-	-	2,940

OTHER ASSETS
Art and Other Collectible Assets	43,750	-	-	415,000
TOTAL OTHER ASSETS	43,750	-	-	415,000

TOTAL ASSETS	$44,044	$-	$-	$417,940

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$5,092	$-	$-	$11,480
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	5,092	-	-	11,480
TOTAL CURRENT LIABILITIES	5,092	-	-	11,480

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	79	4,594	4,604	318
Equity Interest to Artist / Third party	-	-	-	10,000
Membership Contributions, net
Membership Contributions, Third party	47,040	4,798	23,520	406,500
Membership Contributions, Manager	960	202	480	8,500
Less: Brokerage Fees	(470)	(49)	(235)	(4,190)
Total Membership Contributions, net	47,530	4,951	23,765	410,810
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(8,657)	(645)	(6,894)	(14,668)
Distributions	-	(8,900)	(21,475)	-
Total Retained Earnings/(Accumulated Deficit)	(8,657)	(9,545)	(28,369)	(14,668)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	38,952	-	-	406,460

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$44,044	$-	$-	$417,940

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 035	Series Gallery Drop 036	Series Gallery Drop 037	Series Gallery Drop 038
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	5,498	5,499	5,251	5,190
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	55,320	49,980	25,970	72,030
Membership Contributions, Manager	19,680	1,020	530	1,470
Less: Brokerage Fees	(735)	(500)	(260)	(735)
Total Membership Contributions, net	74,265	50,500	26,240	72,765
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(51,263)	(7,797)	(6,733)	(28,489)
Distributions	(28,500)	(48,202)	(24,758)	(49,466)
Total Retained Earnings/(Accumulated Deficit)	(79,763)	(55,999)	(31,491)	(77,955)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 039	Series Gallery Drop 040	Series Gallery Drop 041	Series Gallery Drop 042
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$62	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	62	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	62,500	-	-	-
TOTAL OTHER ASSETS	62,500	-	-	-

TOTAL ASSETS	$62,562	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$5,858	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	5,858	-	-	-
TOTAL CURRENT LIABILITIES	5,858	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	318	4,742	5,040	5,248
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	67,490	29,570	5,499	20,990
Membership Contributions, Manager	10	5,930	1	10
Less: Brokerage Fees	(700)	(355)	(55)	(210)
Total Membership Contributions, net	66,800	35,145	5,445	20,790
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(10,414)	(6,676)	(5,516)	(6,038)
Distributions	-	(33,211)	(4,969)	(20,000)
Total Retained Earnings/(Accumulated Deficit)	(10,414)	(39,887)	(10,485)	(26,038)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	56,704	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$62,562	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 043	Series Gallery Drop 044	Series Gallery Drop 045	Series Gallery Drop 046
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$50	$-	$50
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	21,628	-	-
TOTAL CURRENT ASSETS	-	21,678	-	50

OTHER ASSETS
Art and Other Collectible Assets	-	650,000	-	44,400
TOTAL OTHER ASSETS	-	650,000	-	44,400

TOTAL ASSETS	$-	$671,678	$-	$44,450

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$4,437
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	4,437
TOTAL CURRENT LIABILITIES	-	-	-	4,437

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	5,029	79	2,007	79
Equity Interest to Artist / Third party	-	182,500	-	-
Membership Contributions, net
Membership Contributions, Third party	48,420	511,920	230,000	51,930
Membership Contributions, Manager	18,580	5,580	-	1,070
Less: Brokerage Fees	(670)	(4,667)	(2,300)	(530)
Total Membership Contributions, net	66,330	512,833	227,700	52,470
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(37,859)	(23,734)	455,233	(12,536)
Distributions	(33,500)	-	(684,940)	-
Total Retained Earnings/(Accumulated Deficit)	(71,359)	(23,734)	(229,707)	(12,536)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	671,678	-	40,013

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$671,678	$-	$44,450

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 047	Series Gallery Drop 048	Series Gallery Drop 049	Series Gallery Drop 050
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$50	$50	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	50	50	-

OTHER ASSETS
Art and Other Collectible Assets	-	34,800	214,876	-
TOTAL OTHER ASSETS	-	34,800	214,876	-

TOTAL ASSETS	$-	$34,850	$214,926	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$4,538	$6,478	$-
Income Tax Payable	10,158	-	-	-
TOTAL OTHER CURRENT LIABILITIES	10,158	4,538	6,478	-
TOTAL CURRENT LIABILITIES	10,158	4,538	6,478	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	3,269	79	79	3,490
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	29,390	57,140	220,490	28,900
Membership Contributions, Manager	610	860	4,510	600
Less: Brokerage Fees	(300)	(580)	(2,250)	(295)
Total Membership Contributions, net	29,700	57,420	222,750	29,205
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	28,903	(27,187)	(14,381)	(22,930)
Distributions	(72,030)	-	-	(9,765)
Total Retained Earnings/(Accumulated Deficit)	(43,127)	(27,187)	(14,381)	(32,695)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	(10,158)	30,312	208,448	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$34,850	$214,926	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 051	Series Gallery Drop 052	Series Gallery Drop 053	Series Gallery Drop 054
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	26,400	-	-	-
TOTAL OTHER ASSETS	26,400	-	-	-

TOTAL ASSETS	$26,450	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$4,198	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	4,198	-	-	-
TOTAL CURRENT LIABILITIES	4,198	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	79	3,640	3,921	3,163
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	30,370	9,990	77,930	18,630
Membership Contributions, Manager	630	10	1,570	370
Less: Brokerage Fees	(310)	(100)	(795)	(190)
Total Membership Contributions, net	30,690	9,900	78,705	18,810
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(8,517)	(9,610)	(58,855)	(8,977)
Distributions	-	(3,930)	(23,771)	(12,996)
Total Retained Earnings/(Accumulated Deficit)	(8,517)	(13,540)	(82,626)	(21,973)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	22,252	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$26,450	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 055	Series Gallery Drop 056	Series Gallery Drop 057	Series Gallery Drop 058
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	3,427	3,194	3,150	3,196
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	47,490	21,190	17,990	22,390
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(475)	(212)	(180)	(224)
Total Membership Contributions, net	47,025	20,988	17,820	22,176
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(28,792)	(12,861)	(11,034)	(20,108)
Distributions	(21,660)	(11,321)	(9,936)	(5,264)
Total Retained Earnings/(Accumulated Deficit)	(50,452)	(24,182)	(20,970)	(25,372)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 059	Series Gallery Drop 060	Series Gallery Drop 061	Series Gallery Drop 062
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	73,964	-	-	-
TOTAL OTHER ASSETS	73,964	-	-	-

TOTAL ASSETS	$74,014	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$4,707	$-	$-	$-
Income Tax Payable	-	22,526	-	766
TOTAL OTHER CURRENT LIABILITIES	4,707	22,526	-	766
TOTAL CURRENT LIABILITIES	4,707	22,526	-	766

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	79	2,978	3,195	3,386
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	76,820	51,090	23,090	16,190
Membership Contributions, Manager	780	10	10	10
Less: Brokerage Fees	(776)	(511)	(231)	(162)
Total Membership Contributions, net	76,824	50,589	22,869	16,038
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(7,596)	63,921	(13,936)	2,312
Distributions	-	(140,014)	(12,128)	(22,502)
Total Retained Earnings/(Accumulated Deficit)	(7,596)	(76,093)	(26,064)	(20,190)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	69,307	(22,526)	-	(766)

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$74,014	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 063	Series Gallery Drop 064	Series Gallery Drop 065	Series Gallery Drop 066
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$-	$50
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	-	50

OTHER ASSETS
Art and Other Collectible Assets	20,035	20,100	-	60,158
TOTAL OTHER ASSETS	20,035	20,100	-	60,158

TOTAL ASSETS	$20,085	$20,150	$-	$60,208

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$4,089	$4,237	$-	$4,878
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	4,089	4,237	-	4,878
TOTAL CURRENT LIABILITIES	4,089	4,237	-	4,878

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	79	79	3,179	79
Equity Interest to Artist / Third party	-	-	5,020	-
Membership Contributions, net
Membership Contributions, Third party	21,090	33,690	21,090	94,690
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(211)	(337)	(211)	(947)
Total Membership Contributions, net	20,889	33,363	20,889	93,753
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(4,972)	(17,529)	(1,558)	(38,502)
Distributions	-	-	(27,530)	-
Total Retained Earnings/(Accumulated Deficit)	(4,972)	(17,529)	(29,088)	(38,502)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	15,996	15,913	-	55,330

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$20,085	$20,150	$-	$60,208

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 067	Series Gallery Drop 068	Series Gallery Drop 069	Series Gallery Drop 070
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	3,762	3,218	3,348	3,244
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	63,190	25,290	36,990	32,790
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(632)	(253)	(370)	(328)
Total Membership Contributions, net	62,568	25,047	36,630	32,472
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(47,054)	(19,435)	(32,504)	(24,892)
Distributions	(19,276)	(8,830)	(7,474)	(10,824)
Total Retained Earnings/(Accumulated Deficit)	(66,330)	(28,265)	(39,978)	(35,716)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 071	Series Gallery Drop 072	Series Gallery Drop 073	Series Gallery Drop 074
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	78,000	-	-	-
TOTAL OTHER ASSETS	78,000	-	-	-

TOTAL ASSETS	$78,050	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$4,784	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	4,784	-	-	-
TOTAL CURRENT LIABILITIES	4,784	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	79	5,560	3,538	3,328
Equity Interest to Artist / Third party	25,000	52,500	-	-
Membership Contributions, net
Membership Contributions, Third party	78,890	297,490	46,590	21,990
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(789)	(2,975)	(466)	(220)
Total Membership Contributions, net	78,111	294,525	46,134	21,780
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(29,924)	(225,185)	(30,846)	(12,964)
Distributions	-	(127,400)	(18,826)	(12,144)
Total Retained Earnings/(Accumulated Deficit)	(29,924)	(352,585)	(49,672)	(25,108)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	73,266	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$78,050	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 075	Series Gallery Drop 076	Series Gallery Drop 077	Series Gallery Drop 078
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$4,175	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	4,175	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$4,175	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$2,427	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	2,427	-	-	-
TOTAL CURRENT LIABILITIES	2,427	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	-	3,468	3,317	3,160
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	54,520	57,684	38,790	21,990
Membership Contributions, Manager	3,780	616	10	10
Less: Brokerage Fees	(583)	(583)	(388)	(220)
Total Membership Contributions, net	57,717	57,717	38,412	21,780
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(55,969)	(57,046)	(35,637)	(3,996)
Distributions	-	(4,139)	(6,092)	(20,944)
Total Retained Earnings/(Accumulated Deficit)	(55,969)	(61,185)	(41,729)	(24,940)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	1,748	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$4,175	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 079	Series Gallery Drop 080	Series Gallery Drop 082	Series Gallery Drop 083
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	2,547	4,886	-
TOTAL OTHER CURRENT LIABILITIES	-	2,547	4,886	-
TOTAL CURRENT LIABILITIES	-	2,547	4,886	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	3,315	3,103	2,728	3,574
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	21,190	15,790	84,190	47,390
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(212)	(158)	(842)	(474)
Total Membership Contributions, net	20,988	15,642	83,358	46,926
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(8,594)	7,353	13,975	(36,375)
Distributions	(15,709)	(28,645)	(104,947)	(14,125)
Total Retained Earnings/(Accumulated Deficit)	(24,303)	(21,292)	(90,972)	(50,500)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	(2,547)	(4,886)	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 086	Series Gallery Drop 089	Series Gallery Drop 091	Series Gallery Drop 093
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	4,106	3,140	2,164	3,340
Equity Interest to Artist / Third party	270,000	-	-	-
Membership Contributions, net
Membership Contributions, Third party	94,690	25,190	39,390	45,790
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(947)	(252)	(394)	(458)
Total Membership Contributions, net	93,753	24,948	39,006	45,342
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(230,367)	(25,518)	(26,710)	(36,545)
Distributions	(137,492)	(2,570)	(14,460)	(12,137)
Total Retained Earnings/(Accumulated Deficit)	(367,859)	(28,088)	(41,170)	(48,682)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 094	Series Gallery Drop 095	Series Gallery Drop 096	Series Gallery Drop 097
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	-	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	2,786	3,339	3,360	541
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	22,790	47,590	30,490	31,600
Membership Contributions, Manager	10	10	10	-
Less: Brokerage Fees	(228)	(476)	(305)	(316)
Total Membership Contributions, net	22,572	47,124	30,195	31,284
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(11,017)	(35,707)	(20,318)	269,197
Distributions	(14,341)	(14,756)	(13,237)	(301,022)
Total Retained Earnings/(Accumulated Deficit)	(25,358)	(50,463)	(33,555)	(31,825)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 098	Series Gallery Drop 099	Series Gallery Drop 100	Series Gallery Drop 101
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$50	$-	$50
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	50	-	50

OTHER ASSETS
Art and Other Collectible Assets	-	130,228	-	180,003
TOTAL OTHER ASSETS	-	130,228	-	180,003

TOTAL ASSETS	$-	$130,278	$-	$180,053

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$4,587	$-	$5,109
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	4,587	-	5,109
TOTAL CURRENT LIABILITIES	-	4,587	-	5,109

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	3,042	-	3,079	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	14,690	136,790	19,490	211,290
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(147)	(1,368)	(195)	(2,113)
Total Membership Contributions, net	14,553	135,432	19,305	209,187
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(14,317)	(9,741)	(8,636)	(34,243)
Distributions	(3,278)	-	(13,748)	-
Total Retained Earnings/(Accumulated Deficit)	(17,595)	(9,741)	(22,384)	(34,243)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	125,691	-	174,944

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$130,278	$-	$180,053

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 102	Series Gallery Drop 103	Series Gallery Drop 104	Series Gallery Drop 105
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	3,615	2,463	1,045
TOTAL OTHER CURRENT LIABILITIES	-	3,615	2,463	1,045
TOTAL CURRENT LIABILITIES	-	3,615	2,463	1,045

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	2,531	2,825	2,997	3,004
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	14,790	18,390	13,090	64,990
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(148)	(184)	(131)	(650)
Total Membership Contributions, net	14,652	18,216	12,969	64,350
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(15,052)	10,378	7,116	3,101
Distributions	(2,131)	(35,034)	(25,545)	(71,500)
Total Retained Earnings/(Accumulated Deficit)	(17,183)	(24,656)	(18,429)	(68,399)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	(3,615)	(2,463)	(1,045)

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 107	Series Gallery Drop 108	Series Gallery Drop 109	Series Gallery Drop 110
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$-	$-
Income Tax Payable	-	-	-	951
TOTAL OTHER CURRENT LIABILITIES	-	-	-	951
TOTAL CURRENT LIABILITIES	-	-	-	951

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	3,084	2,682	2,838	2,004
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	23,790	31,690	32,390	10,590
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(238)	(317)	(324)	(106)
Total Membership Contributions, net	23,562	31,383	32,076	10,494
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(17,816)	(25,791)	(22,764)	2,833
Distributions	(8,830)	(8,274)	(12,150)	(16,282)
Total Retained Earnings/(Accumulated Deficit)	(26,646)	(34,065)	(34,914)	(13,449)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	-	(951)

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 111	Series Gallery Drop 112	Series Gallery Drop 113	Series Gallery Drop 114
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$50	$-
Receivable from Asset Sale	-	-	11,340	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	11,390	-

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-

TOTAL ASSETS	$-	$-	$11,390	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$-	$3,102	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	3,102	-
TOTAL CURRENT LIABILITIES	-	-	3,102	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	2,513	3,277	-	3,361
Equity Interest to Artist / Third party	-	15,000	-	-
Membership Contributions, net
Membership Contributions, Third party	18,890	59,990	57,890	12,490
Membership Contributions, Manager	10	10	10	1,010
Less: Brokerage Fees	(189)	(600)	(579)	(135)
Total Membership Contributions, net	18,711	59,400	57,321	13,365
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(12,927)	(63,652)	(49,033)	(5,642)
Distributions	(8,297)	(14,025)	-	(11,084)
Total Retained Earnings/(Accumulated Deficit)	(21,224)	(77,677)	(49,033)	(16,726)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	-	8,288	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$-	$11,390	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 115	Series Gallery Drop 116	Series Gallery Drop 117	Series Gallery Drop 118
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$50	$50	$-
Receivable from Asset Sale	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	50	50	-

OTHER ASSETS
Art and Other Collectible Assets	-	162,000	59,141	-
TOTAL OTHER ASSETS	-	162,000	59,141	-

TOTAL ASSETS	$-	$162,050	$59,191	$-

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$-	$3,648	$1,985	$-
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	3,648	1,985	-
TOTAL CURRENT LIABILITIES	-	3,648	1,985	-

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	2,734	-	-	48
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	16,490	213,689	78,760	-
Membership Contributions, Manager	10	23,111	14,940	-
Less: Brokerage Fees	(165)	(2,368)	(937)	-
Total Membership Contributions, net	16,335	234,432	92,763	-
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(12,271)	(76,030)	(35,557)	(48)
Distributions	(6,798)	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(19,069)	(76,030)	(35,557)	(48)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	-	158,402	57,206	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$-	$162,050	$59,191	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 119	Series Gallery Drop 120	Series Gallery Drop 121	Series Gallery Drop 122
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$-	$50
Receivable from Asset Sale	29,160	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	29,210	-	-	50

OTHER ASSETS
Art and Other Collectible Assets	-	-	-	110,184
TOTAL OTHER ASSETS	-	-	-	110,184

TOTAL ASSETS	$29,210	$-	$-	$110,234

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$3,206	$-	$-	$3,513
Income Tax Payable	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	3,206	-	-	3,513
TOTAL CURRENT LIABILITIES	3,206	-	-	3,513

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	140	99	2,125	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	69,479	-	32,599	115,798
Membership Contributions, Manager	18,921	-	201	2
Less: Brokerage Fees	(884)	-	(328)	(1,158)
Total Membership Contributions, net	87,516	-	32,472	114,642
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(61,652)	(99)	(14,261)	(7,921)
Distributions	-	-	(20,336)	-
Total Retained Earnings/(Accumulated Deficit)	(61,652)	(99)	(34,597)	(7,921)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	26,004	-	-	106,721

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$29,210	$-	$-	$110,234

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 123	Unallocated	Total Consolidated
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$12,409
Receivable from Asset Sale	-	-	40,500
Prepayments to Manager	-	-	21,628
TOTAL CURRENT ASSETS	50	-	74,537

OTHER ASSETS
Art and Other Collectible Assets	44,518	-	3,102,457
TOTAL OTHER ASSETS	44,518	-	3,102,457

TOTAL ASSETS	$44,568	$-	$3,176,994

LIABILITIES AND MEMBERS’ EQUITY/(DEFICIT)
CURRENT LIABILITIES
Due to Manager	$3,210	$-	$143,748
Income Tax Payable	-	-	55,845
TOTAL OTHER CURRENT LIABILITIES	3,210	-	199,593
TOTAL CURRENT LIABILITIES	3,210	-	199,593

MEMBERS’ EQUITY/(DEFICIT)
Capital Contributions	-	31,028	341,060
Equity Interest to Artist / Third party	-	-	573,020
Membership Contributions, net
Membership Contributions, Third party	46,689	-	6,738,681
Membership Contributions, Manager	111	-	412,120
Less: Brokerage Fees	(468)	-	(66,035)
Total Membership Contributions, net	46,332	-	7,084,766
Retained Earnings/(Accumulated Deficit)			-
Retained Earnings/(Accumulated Deficit)	(4,974)	(31,028)	(1,358,017)
Distributions	-	-	(3,663,428)
Total Retained Earnings/(Accumulated Deficit)	(4,974)	(31,028)	(5,021,445)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	41,358	-	2,977,401

TOTAL LIABILITIES AND MEMBERS’ EQUITY/DEFICIT)	$44,568	$-	$3,176,994

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series #KW	Series Drop 002	Series Drop 003	Series Drop 004
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$125	$774	$61	$710
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	125	774	61	710

OTHER ASSETS
Art and Other Collectible Assets	237,500	30,000	34,000	44,341
TOTAL OTHER ASSETS	237,500	30,000	34,000	44,341

TOTAL ASSETS	$237,625	$30,774	$34,061	$45,051

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,728	2,232	2,272	2,341
TOTAL CURRENT LIABILITIES	2,728	2,232	2,272	2,341

MEMBERS’ EQUITY
Capital Contributions	418	317	319	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	225,000	32,340	34,300	46,060
Membership Contributions, Manager	25,000	660	700	940
Less: Brokerage Fees	-	(323)	(343)	(461)
Total Membership Contributions	250,000	32,677	34,657	46,539
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(15,521)	(4,452)	(3,187)	(4,147)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(15,521)	(4,452)	(3,187)	(4,147)
TOTAL MEMBERS’ EQUITY	234,897	28,542	31,789	42,710

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$237,625	$30,774	$34,061	$45,051

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Drop 005	Series Drop 008	Series Drop 009	Series Drop 010
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$445	$818	$2,587	$11
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	445	818	2,587	11

OTHER ASSETS
Art and Other Collectible Assets	90,000	35,000	310,000	24,000
TOTAL OTHER ASSETS	90,000	35,000	310,000	24,000

TOTAL ASSETS	$90,445	$35,818	$312,587	$24,011

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,855	2,285	5,144	2,168
TOTAL CURRENT LIABILITIES	2,855	2,285	5,144	2,168

MEMBERS’ EQUITY
Capital Contributions	319	318	318	319
Equity Interest to Artist / Third party	-	8,000	-	-
Membership Contributions, net
Membership Contributions, Third party	83,600	24,200	227,100	24,500
Membership Contributions, Manager	11,400	7,800	97,900	500
Less: Brokerage Fees	(836)	(242)	(2,271)	(245)
Total Membership Contributions	94,164	31,758	322,729	24,755
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(6,893)	(6,543)	(15,604)	(3,231)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(6,893)	(6,543)	(15,604)	(3,231)
TOTAL MEMBERS’ EQUITY	87,590	33,533	307,443	21,843

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$90,445	$35,818	$312,587	$24,011

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 011	Series Gallery Drop 012	Series Gallery Drop 013	Series Gallery Drop 014
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$97	$2,494	$388	$154
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	97	2,494	388	154

OTHER ASSETS
Art and Other Collectible Assets	23,000	140,000	84,150	30,000
TOTAL OTHER ASSETS	23,000	140,000	84,150	30,000

TOTAL ASSETS	$23,097	$142,494	$84,538	$30,154

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,158	3,375	2,100	2,231
TOTAL CURRENT LIABILITIES	2,158	3,375	2,100	2,231

MEMBERS’ EQUITY
Capital Contributions	419	420	179	419
Equity Interest to Artist / Third party	5,000	-	-	-
Membership Contributions, net
Membership Contributions, Third party	19,500	38,625	81,300	32,340
Membership Contributions, Manager	500	111,375	8,700	660
Less: Brokerage Fees	(195)	(386)	(882)	(323)
Total Membership Contributions	19,805	149,614	89,118	32,677
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(4,285)	(10,915)	(6,859)	(5,173)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(4,285)	(10,915)	(6,859)	(5,173)
TOTAL MEMBERS’ EQUITY	20,939	139,119	82,438	27,923

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$23,097	$142,494	$84,538	$30,154

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 015	Series Gallery Drop 016	Series Gallery Drop 017	Series Gallery Drop 018
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$5	$127	$259	$65
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	5	127	259	65

OTHER ASSETS
Art and Other Collectible Assets	24,750	19,539	49,500	11,600
TOTAL OTHER ASSETS	24,750	19,539	49,500	11,600

TOTAL ASSETS	$24,755	$19,666	$49,759	$11,665

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,137	2,047	2,358	2,039
TOTAL CURRENT LIABILITIES	2,137	2,047	2,358	2,039

MEMBERS’ EQUITY
Capital Contributions	419	319	319	319
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	26,460	20,580	52,920	11,751
Membership Contributions, Manager	540	420	1,080	250
Less: Brokerage Fees	(265)	(206)	(529)	(118)
Total Membership Contributions	26,735	20,794	53,471	11,883
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(4,536)	(3,494)	(6,389)	(2,576)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(4,536)	(3,494)	(6,389)	(2,576)
TOTAL MEMBERS’ EQUITY	22,618	17,619	47,401	9,626

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$24,755	$19,666	$49,759	$11,665

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 019	Series Gallery Drop 020	Series Gallery Drop 021	Series Gallery Drop 022
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$7	$6	$180	$866
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	7	6	180	866

OTHER ASSETS
Art and Other Collectible Assets	18,900	-	26,560	29,948
TOTAL OTHER ASSETS	18,900	-	26,560	29,948

TOTAL ASSETS	$18,907	$6	$26,740	$30,814

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,114	-	2,195	2,231
TOTAL CURRENT LIABILITIES	2,114	-	2,195	2,231

MEMBERS’ EQUITY
Capital Contributions	321	2,369	321	319
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	22,050	133,725	26,950	31,360
Membership Contributions, Manager	450	2,775	550	640
Less: Brokerage Fees	(221)	(1,337)	(270)	(314)
Total Membership Contributions	22,279	135,163	27,230	31,686
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(5,807)	87,954	(3,006)	(3,422)
Distributions	-	(225,480)	-	-
Total Retained Earnings/(Accumulated Deficit)	(5,807)	(137,526)	(3,006)	(3,422)
TOTAL MEMBERS’ EQUITY	16,793	6	24,545	28,583

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$18,907	$6	$26,740	$30,814

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 023	Series Gallery Drop 024	Series Gallery Drop 025	Series Gallery Drop 026
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$103	$153	$140	$715
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	103	153	140	715

OTHER ASSETS
Art and Other Collectible Assets	15,000	23,000	-	95,000
TOTAL OTHER ASSETS	15,000	23,000	-	95,000

TOTAL ASSETS	$15,103	$23,153	$140	$95,715

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,076	2,158	140	2,908
TOTAL CURRENT LIABILITIES	2,076	2,158	140	2,908

MEMBERS’ EQUITY
Capital Contributions	319	319	2,175	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	18,620	23,520	70,000	98,000
Membership Contributions, Manager	380	480	-	2,000
Less: Brokerage Fees	(186)	(235)	(686)	(980)
Total Membership Contributions	18,814	23,765	69,314	99,020
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(6,106)	(3,089)	421	(6,531)
Distributions	-	-	(71,910)	-
Total Retained Earnings/(Accumulated Deficit)	(6,106)	(3,089)	(71,489)	(6,531)
TOTAL MEMBERS’ EQUITY	13,027	20,995	-	92,807

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$15,103	$23,153	$140	$95,715

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 027	Series Gallery Drop 028	Series Gallery Drop 029	Series Gallery Drop 030
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$119	$383	$169
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	119	383	169

OTHER ASSETS
Art and Other Collectible Assets	-	18,500	53,309	24,000
TOTAL OTHER ASSETS	-	18,500	53,309	24,000

TOTAL ASSETS	$-	$18,619	$53,692	$24,169

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	-	2,111	2,473	2,168
TOTAL CURRENT LIABILITIES	-	2,111	2,473	2,168

MEMBERS’ EQUITY
Capital Contributions	2,269	318	318	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	61,251	19,600	53,900	27,440
Membership Contributions, Manager	1,250	400	1,100	560
Less: Brokerage Fees	(613)	(196)	(539)	(274)
Total Membership Contributions	61,888	19,804	54,461	27,726
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	116,283	(3,614)	(3,560)	(6,043)
Distributions	(180,440)	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(64,157)	(3,614)	(3,560)	(6,043)
TOTAL MEMBERS’ EQUITY	-	16,508	51,219	22,001

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$18,619	$53,692	$24,169

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 031	Series Gallery Drop 032	Series Gallery Drop 033	Series Gallery Drop 034
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$294	$12	$120	$2,940
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	294	12	120	2,940

OTHER ASSETS
Art and Other Collectible Assets	43,750	4,844	21,475	415,000
TOTAL OTHER ASSETS	43,750	4,844	21,475	415,000

TOTAL ASSETS	$44,044	$4,856	$21,595	$417,940

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,835	1,959	1,689	6,132
TOTAL CURRENT LIABILITIES	1,835	1,959	1,689	6,132

MEMBERS’ EQUITY
Capital Contributions	79	318	79	318
Equity Interest to Artist / Third party	-	-	-	10,000
Membership Contributions, net
Membership Contributions, Third party	47,040	4,798	23,520	406,500
Membership Contributions, Manager	960	202	480	8,500
Less: Brokerage Fees	(470)	(49)	(235)	(4,190)
Total Membership Contributions	47,530	4,951	23,765	410,810
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(5,400)	(2,372)	(3,938)	(9,320)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(5,400)	(2,372)	(3,938)	(9,320)
TOTAL MEMBERS’ EQUITY	42,209	2,897	19,906	411,808

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$44,044	$4,856	$21,595	$417,940

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 035	Series Gallery Drop 036	Series Gallery Drop 037	Series Gallery Drop 038
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$506	$322	$143	$35
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	506	322	143	35

OTHER ASSETS
Art and Other Collectible Assets	42,400	48,202	24,758	72,405
TOTAL OTHER ASSETS	42,400	48,202	24,758	72,405

TOTAL ASSETS	$42,906	$48,524	$24,901	$72,440

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,675	2,420	2,103	2,597
TOTAL CURRENT LIABILITIES	2,675	2,420	2,103	2,597

MEMBERS’ EQUITY
Capital Contributions	318	318	319	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	55,320	49,980	25,970	72,030
Membership Contributions, Manager	19,680	1,020	530	1,470
Less: Brokerage Fees	(735)	(500)	(260)	(735)
Total Membership Contributions	74,265	50,500	26,240	72,765
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(34,352)	(4,714)	(3,761)	(3,240)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(34,352)	(4,714)	(3,761)	(3,240)
TOTAL MEMBERS’ EQUITY	40,231	46,104	22,798	69,843

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$42,906	$48,524	$24,901	$72,440

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 039	Series Gallery Drop 040	Series Gallery Drop 041	Series Gallery Drop 042
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$62	$43	$49	$71
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	62	43	49	71

OTHER ASSETS
Art and Other Collectible Assets	62,500	33,211	4,969	20,000
TOTAL OTHER ASSETS	62,500	33,211	4,969	20,000

TOTAL ASSETS	$62,562	$33,254	$5,018	$20,071

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	2,494	1,694	1,895	2,052
TOTAL CURRENT LIABILITIES	2,494	1,694	1,895	2,052

MEMBERS’ EQUITY
Capital Contributions	318	79	318	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	67,490	29,570	5,499	20,990
Membership Contributions, Manager	10	5,930	1	10
Less: Brokerage Fees	(700)	(355)	(55)	(210)
Total Membership Contributions	66,800	35,145	5,445	20,790
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(7,050)	(3,664)	(2,640)	(3,089)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(7,050)	(3,664)	(2,640)	(3,089)
TOTAL MEMBERS’ EQUITY	60,068	31,560	3,123	18,019

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$62,562	$33,254	$5,018	$20,071

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 043	Series Gallery Drop 044	Series Gallery Drop 045	Series Gallery Drop 046
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$685,050	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	25,767	-	-
TOTAL CURRENT ASSETS	50	25,817	685,050	50

OTHER ASSETS
Art and Other Collectible Assets	40,200	650,000	-	50,855
TOTAL OTHER ASSETS	40,200	650,000	-	50,855

TOTAL ASSETS	$40,250	$675,817	$685,050	$50,905

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,888	-	-	1,241
TOTAL CURRENT LIABILITIES	1,888	-	-	1,241

MEMBERS’ EQUITY
Capital Contributions	79	79	2,117	79
Equity Interest to Artist / Third party	-	182,500	-	-
Membership Contributions, net
Membership Contributions, Third party	48,420	511,920	224,420	51,930
Membership Contributions, Manager	18,580	5,580	5,580	1,070
Less: Brokerage Fees	(670)	(4,667)	(2,300)	(530)
Total Membership Contributions	66,330	512,833	227,700	52,470
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(28,047)	(19,595)	455,233	(2,885)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(28,047)	(19,595)	455,233	(2,885)
TOTAL MEMBERS’ EQUITY	38,362	675,817	685,050	49,664

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$40,250	$675,817	$685,050	$50,905

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 047	Series Gallery Drop 048	Series Gallery Drop 049	Series Gallery Drop 050
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	29,216	56,947	214,876	27,549
TOTAL OTHER ASSETS	29,216	56,947	214,876	27,549

TOTAL ASSETS	$29,266	$56,997	$214,926	$27,599

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,101	1,282	2,317	1,071
TOTAL CURRENT LIABILITIES	1,101	1,282	2,317	1,071

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	29,390	57,140	220,490	28,900
Membership Contributions, Manager	610	860	4,510	600
Less: Brokerage Fees	(300)	(580)	(2,250)	(295)
Total Membership Contributions	29,700	57,420	222,750	29,205
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(1,614)	(1,784)	(10,220)	(2,756)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(1,614)	(1,784)	(10,220)	(2,756)
TOTAL MEMBERS’ EQUITY	28,165	55,715	212,609	26,528

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$29,266	$56,997	$214,926	$27,599

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 051	Series Gallery Drop 052	Series Gallery Drop 053	Series Gallery Drop 054
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	29,101	9,000	42,154	18,053
TOTAL OTHER ASSETS	29,101	9,000	42,154	18,053

TOTAL ASSETS	$29,151	$9,050	$42,204	$18,103

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,100	1,535	1,426	1,029
TOTAL CURRENT LIABILITIES	1,100	1,535	1,426	1,029

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	30,370	9,990	77,930	18,630
Membership Contributions, Manager	630	10	1,570	370
Less: Brokerage Fees	(310)	(100)	(795)	(190)
Total Membership Contributions	30,690	9,900	78,705	18,810
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(2,718)	(2,464)	(38,006)	(1,815)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(2,718)	(2,464)	(38,006)	(1,815)
TOTAL MEMBERS’ EQUITY	28,051	7,515	40,778	17,074

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$29,151	$9,050	$42,204	$18,103

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 055	Series Gallery Drop 056	Series Gallery Drop 057	Series Gallery Drop 058
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	45,179	20,135	8,730	16,847
TOTAL OTHER ASSETS	45,179	20,135	8,730	16,847

TOTAL ASSETS	$45,229	$20,185	$8,780	$16,897

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,207	1,044	1,023	1,051
TOTAL CURRENT LIABILITIES	1,207	1,044	1,023	1,051

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	47,490	21,190	17,990	22,390
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(475)	(212)	(180)	(224)
Total Membership Contributions	47,025	20,988	17,820	22,176
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(3,082)	(1,926)	(10,142)	(6,409)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(3,082)	(1,926)	(10,142)	(6,409)
TOTAL MEMBERS’ EQUITY	44,022	19,141	7,757	15,846

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$45,229	$20,185	$8,780	$16,897

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 059	Series Gallery Drop 060	Series Gallery Drop 061	Series Gallery Drop 062
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	73,964	48,585	22,028	15,427
TOTAL OTHER ASSETS	73,964	48,585	22,028	15,427

TOTAL ASSETS	$74,014	$48,635	$22,078	$15,477

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,353	1,229	1,055	1,013
TOTAL CURRENT LIABILITIES	1,353	1,229	1,055	1,013

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	76,820	51,090	23,090	16,190
Membership Contributions, Manager	780	10	10	10
Less: Brokerage Fees	(776)	(511)	(231)	(162)
Total Membership Contributions	76,824	50,589	22,869	16,038
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(4,242)	(3,262)	(1,925)	(1,653)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(4,242)	(3,262)	(1,925)	(1,653)
TOTAL MEMBERS’ EQUITY	72,661	47,406	21,023	14,464

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$74,014	$48,635	$22,078	$15,477

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 063	Series Gallery Drop 064	Series Gallery Drop 065	Series Gallery Drop 066
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	20,035	32,056	25,135	60,158
TOTAL OTHER ASSETS	20,035	32,056	25,135	60,158

TOTAL ASSETS	$20,085	$32,106	$25,185	$60,208

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,043	1,122	1,044	1,501
TOTAL CURRENT LIABILITIES	1,043	1,122	1,044	1,501

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	-	-	5,020	-
Membership Contributions, net
Membership Contributions, Third party	21,090	33,690	21,090	94,690
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(211)	(337)	(211)	(947)
Total Membership Contributions	20,889	33,363	20,889	93,753
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(1,926)	(2,458)	(1,847)	(35,125)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(1,926)	(2,458)	(1,847)	(35,125)
TOTAL MEMBERS’ EQUITY	19,042	30,984	24,141	58,707

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$20,085	$32,106	$25,185	$60,208

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 067	Series Gallery Drop 068	Series Gallery Drop 069	Series Gallery Drop 070
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	60,106	24,042	31,590	28,855
TOTAL OTHER ASSETS	60,106	24,042	31,590	28,855

TOTAL ASSETS	$60,156	$24,092	$31,640	$28,905

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,304	1,069	1,141	1,076
TOTAL CURRENT LIABILITIES	1,304	1,069	1,141	1,076

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	63,190	25,290	36,990	32,790
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(632)	(253)	(370)	(328)
Total Membership Contributions	62,568	25,047	36,630	32,472
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(3,795)	(2,103)	(6,210)	(4,722)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(3,795)	(2,103)	(6,210)	(4,722)
TOTAL MEMBERS’ EQUITY	58,852	23,023	30,499	27,829

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$60,156	$24,092	$31,640	$28,905

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 071	Series Gallery Drop 072	Series Gallery Drop 073	Series Gallery Drop 074
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	100,132	257,797	28,058	15,147
TOTAL OTHER ASSETS	100,132	257,797	28,058	15,147

TOTAL ASSETS	$100,182	$257,847	$28,108	$15,197

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,363	2,699	1,161	1,008
TOTAL CURRENT LIABILITIES	1,363	2,699	1,161	1,008

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	25,000	52,500	-	-
Membership Contributions, net
Membership Contributions, Third party	78,890	297,490	46,590	21,990
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(789)	(2,975)	(466)	(220)
Total Membership Contributions	78,111	294,525	46,134	21,780
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(4,371)	(91,956)	(19,266)	(7,670)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(4,371)	(91,956)	(19,266)	(7,670)
TOTAL MEMBERS’ EQUITY	98,819	255,148	26,947	14,189

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$100,182	$257,847	$28,108	$15,197

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 075	Series Gallery Drop 076	Series Gallery Drop 077	Series Gallery Drop 078
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	55,447	9,447	19,265	20,947
TOTAL OTHER ASSETS	55,447	9,447	19,265	20,947

TOTAL ASSETS	$55,497	$9,497	$19,315	$20,997

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	522	1,235	1,114	1,008
TOTAL CURRENT LIABILITIES	522	1,235	1,114	1,008

MEMBERS’ EQUITY
Capital Contributions	-	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	54,520	57,684	38,790	21,990
Membership Contributions, Manager	3,780	616	10	10
Less: Brokerage Fees	(583)	(583)	(388)	(220)
Total Membership Contributions	57,717	57,717	38,412	21,780
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(2,742)	(49,534)	(20,290)	(1,870)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(2,742)	(49,534)	(20,290)	(1,870)
TOTAL MEMBERS’ EQUITY	54,975	8,262	18,201	19,989

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$55,497	$9,497	$19,315	$20,997

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 079	Series Gallery Drop 080	Series Gallery Drop 082	Series Gallery Drop 083
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	20,133	15,026	80,141	23,779
TOTAL OTHER ASSETS	20,133	15,026	80,141	23,779

TOTAL ASSETS	$20,183	$15,076	$80,191	$23,829

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,004	971	1,395	1,167
TOTAL CURRENT LIABILITIES	1,004	971	1,395	1,167

MEMBERS’ EQUITY
Capital Contributions	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	21,190	15,790	84,190	47,390
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(212)	(158)	(842)	(474)
Total Membership Contributions	20,988	15,642	83,358	46,926
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(1,888)	(1,616)	(4,641)	(24,343)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(1,888)	(1,616)	(4,641)	(24,343)
TOTAL MEMBERS’ EQUITY	19,179	14,105	78,796	22,662

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$20,183	$15,076	$80,191	$23,829

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 086	Series Gallery Drop 089	Series Gallery Drop 091	Series Gallery Drop 093
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	342,458	23,946	18,039	43,547
TOTAL OTHER ASSETS	342,458	23,946	18,039	43,547

TOTAL ASSETS	$342,508	$23,996	$18,089	$43,597

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	1,421	989	404	1,117
TOTAL CURRENT LIABILITIES	1,421	989	404	1,117

MEMBERS’ EQUITY
Capital Contributions	79	79	-	79
Equity Interest to Artist / Third party	270,000	-	-	-
Membership Contributions, net
Membership Contributions, Third party	94,690	25,190	39,390	45,790
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(947)	(252)	(394)	(458)
Total Membership Contributions	93,753	24,948	39,006	45,342
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(22,745)	(2,020)	(21,321)	(2,941)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(22,745)	(2,020)	(21,321)	(2,941)
TOTAL MEMBERS’ EQUITY	341,087	23,007	17,685	42,480

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$342,508	$23,996	$18,089	$43,597

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 094	Series Gallery Drop 095	Series Gallery Drop 096	Series Gallery Drop 097
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$-
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	-

OTHER ASSETS
Art and Other Collectible Assets	21,669	34,779	21,032	-
TOTAL OTHER ASSETS	21,669	34,779	21,032	-

TOTAL ASSETS	$21,719	$34,829	$21,082	$-

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	541	1,128	1,022	-
TOTAL CURRENT LIABILITIES	541	1,128	1,022	-

MEMBERS’ EQUITY
Capital Contributions	-	79	79	569
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	22,790	47,590	30,490	31,590
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(228)	(476)	(305)	(316)
Total Membership Contributions	22,572	47,124	30,195	31,284
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(1,394)	(13,502)	(10,214)	269,197
Distributions	-	-	-	(301,050)
Total Retained Earnings/(Accumulated Deficit)	(1,394)	(13,502)	(10,214)	(31,853)
TOTAL MEMBERS’ EQUITY	21,178	33,701	20,060	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$21,719	$34,829	$21,082	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 098	Series Gallery Drop 099	Series Gallery Drop 100	Series Gallery Drop 101
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	14,025	130,228	17,553	180,003
TOTAL OTHER ASSETS	14,025	130,228	17,553	180,003

TOTAL ASSETS	$14,075	$130,278	$17,603	$180,053

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	923	910	952	1,290
TOTAL CURRENT LIABILITIES	923	910	952	1,290

MEMBERS’ EQUITY
Capital Contributions	79	-	79	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	14,690	136,790	19,490	211,290
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(147)	(1,368)	(195)	(2,113)
Total Membership Contributions	14,553	135,432	19,305	209,187
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(1,480)	(6,064)	(2,733)	(30,424)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(1,480)	(6,064)	(2,733)	(30,424)
TOTAL MEMBERS’ EQUITY	13,152	129,368	16,651	178,763

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$14,075	$130,278	$17,603	$180,053

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 102	Series Gallery Drop 103	Series Gallery Drop 104	Series Gallery Drop 105
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	8,985	17,531	12,511	42,989
TOTAL OTHER ASSETS	8,985	17,531	12,511	42,989

TOTAL ASSETS	$9,035	$17,581	$12,561	$43,039

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	490	473	874	723
TOTAL CURRENT LIABILITIES	490	473	874	723

MEMBERS’ EQUITY
Capital Contributions	-	-	79	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	14,790	18,390	13,090	64,990
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(148)	(184)	(131)	(650)
Total Membership Contributions	14,652	18,216	12,969	64,350
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(6,107)	(1,108)	(1,361)	(22,034)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(6,107)	(1,108)	(1,361)	(22,034)
TOTAL MEMBERS’ EQUITY	8,545	17,108	11,687	42,316

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,035	$17,581	$12,561	$43,039

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 107	Series Gallery Drop 108	Series Gallery Drop 109	Series Gallery Drop 110
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	22,646	30,171	30,800	10,098
TOTAL OTHER ASSETS	22,646	30,171	30,800	10,098

TOTAL ASSETS	$22,696	$30,221	$30,850	$10,148

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	941	596	587	430
TOTAL CURRENT LIABILITIES	941	596	587	430

MEMBERS’ EQUITY
Capital Contributions	79	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	23,790	31,690	32,390	10,590
Membership Contributions, Manager	10	10	10	10
Less: Brokerage Fees	(238)	(317)	(324)	(106)
Total Membership Contributions	23,562	31,383	32,076	10,494
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(1,886)	(1,758)	(1,813)	(776)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(1,886)	(1,758)	(1,813)	(776)
TOTAL MEMBERS’ EQUITY	21,755	29,625	30,263	9,718

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$22,696	$30,221	$30,850	$10,148

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 111	Series Gallery Drop 112	Series Gallery Drop 113	Series Gallery Drop 114
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	18,032	72,100	55,097	12,830
TOTAL OTHER ASSETS	18,032	72,100	55,097	12,830

TOTAL ASSETS	$18,082	$72,150	$55,147	$12,880

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$-	$-	$-
Due to Manager	445	880	708	410
TOTAL CURRENT LIABILITIES	445	880	708	410

MEMBERS’ EQUITY
Capital Contributions	-	-	-	-
Equity Interest to Artist / Third party	-	15,000	-	-
Membership Contributions, net
Membership Contributions, Third party	18,890	59,990	57,890	12,490
Membership Contributions, Manager	10	10	10	1,010
Less: Brokerage Fees	(189)	(600)	(579)	(135)
Total Membership Contributions	18,711	59,400	57,321	13,365
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(1,074)	(3,130)	(2,882)	(895)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(1,074)	(3,130)	(2,882)	(895)
TOTAL MEMBERS’ EQUITY	17,637	71,270	54,439	12,470

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$18,082	$72,150	$55,147	$12,880

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 115	Series Gallery Drop 116	Series Gallery Drop 117	Series Gallery Drop 118
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$-	$-
Subscription Receivable	-	-	-	-
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	50	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	15,728	225,395	72,649	19,193
TOTAL OTHER ASSETS	15,728	225,395	72,649	19,193

TOTAL ASSETS	$15,778	$225,395	$72,649	$19,193

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$-	$225,000	$89,000	$28,545
Due to Manager	429	-	-	-
TOTAL CURRENT LIABILITIES	429	225,000	89,000	28,545

MEMBERS’ EQUITY
Capital Contributions	-	395	149	48
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	16,490	-	-	-
Membership Contributions, Manager	10	-	-	-
Less: Brokerage Fees	(165)	-	-	-
Total Membership Contributions	16,335	-	-	-
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	(986)	-	(16,500)	(9,400)
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	(986)	-	(16,500)	(9,400)
TOTAL MEMBERS’ EQUITY	15,349	395	(16,351)	(9,352)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$15,778	$225,395	$72,649	$19,193

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 119	Series Gallery Drop 120	Series Gallery Drop 121	Series Gallery Drop 122
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscription Receivable	-	-	-	115,800
Prepayments to Manager	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	115,800

OTHER ASSETS
Art and Other Collectible Assets	84,140	26,499	31,252	110,184
TOTAL OTHER ASSETS	84,140	26,499	31,252	110,184

TOTAL ASSETS	$84,140	$26,499	$31,252	$225,984

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$84,000	$26,400	$31,200	$110,000
Due to Manager	-	-	-	-
TOTAL CURRENT LIABILITIES	84,000	26,400	31,200	110,000

MEMBERS’ EQUITY
Capital Contributions	140	99	52	184
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions, net
Membership Contributions, Third party	-	-	-	115,798
Membership Contributions, Manager	-	-	-	2
Less: Brokerage Fees	-	-	-	-
Total Membership Contributions	-	-	-	115,800
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	-	-	-	-
Distributions	-	-	-	-
Total Retained Earnings/(Accumulated Deficit)	-	-	-	-
TOTAL MEMBERS’ EQUITY	140	99	52	115,984

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$84,140	$26,499	$31,252	$225,984

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2021

	Series Gallery Drop 123	Unallocated	Total Consolidated
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$704,758
Subscription Receivable	-	-	115,800
Prepayments to Manager	-	-	25,767
TOTAL CURRENT ASSETS	-	-	846,325

OTHER ASSETS
Art and Other Collectible Assets	44,518	-	6,441,880
TOTAL OTHER ASSETS	44,518	-	6,441,880

TOTAL ASSETS	$44,518	$-	$7,288,205

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Notes Payable – related party	$44,444	$-	$638,589
Due to Manager	-	23,747	179,931
TOTAL CURRENT LIABILITIES	44,444	23,747	818,520

MEMBERS’ EQUITY
Capital Contributions	74	7,281	33,064
Equity Interest to Artist / Third party	-	-	573,020
Membership Contributions, net
Membership Contributions, Third party	-	-	6,287,851
Membership Contributions, Manager	-		364,451
Less: Brokerage Fees	-	-	(59,892)
Total Membership Contributions	-	-	6,592,410
Retained Earnings/(Accumulated Deficit)
Retained Earnings/(Accumulated Deficit)	-	(31,028)	50,071
Distributions	-	-	(778,880)
Total Retained Earnings/(Accumulated Deficit)	-	(31,028)	(728,809)
TOTAL MEMBERS’ EQUITY	74	(23,747)	6,469,685

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$44,518	$-	$7,288,205

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series #KW	Series Drop 002	Series Drop 003	Series Drop 004
Operating Expenses
Organizational Costs	$2,838	$2,745	$2,838	$2,016
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	1,478	201	314	252
Total Operating Expenses	4,316	2,946	3,152	2,268
Loss from Operations	(4,316)	(2,946)	(3,152)	(2,268)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	-	-	(5,193)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	(22,921)
Total Other Income/(Expenses)	-	-	-	(28,114)

Income/(Loss) Before Income Taxes	(4,316)	(2,946)	(3,152)	(30,382)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(4,366)	$(2,996)	$(3,202)	$(30,432)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.44)	$(3.00)	$(3.20)	$(30.43)
Weighted Average Membership Interests	10,000	1,000	1,000	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Drop 005	Series Drop 008	Series Drop 009	Series Drop 010
Operating Expenses
Organizational Costs	$2,838	$2,016	$2,170	$2,745
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	634	141	1,240	173
Total Operating Expenses	3,472	2,157	3,410	2,918
Loss from Operations	(3,472)	(2,157)	(3,410)	(2,918)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	(4,860)	(225,000)	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(9,750)	-	-	-
Total Other Income/(Expenses)	(9,750)	(4,860)	(225,000)	-

Income/(Loss) Before Income Taxes	(13,222)	(7,017)	(228,410)	(2,918)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(13,272)	$(7,067)	$(228,460)	$(2,968)

Basic and Diluted Income/(Loss) per Membership Interest	$(10.62)	$(7.07)	$(70.30)	$(2.97)
Weighted Average Membership Interests	1,250	1,000	3,250	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 011	Series Gallery Drop 012	Series Gallery Drop 013	Series Gallery Drop 014
Operating Expenses
Organizational Costs	$2,838	$2,838	$2,838	$2,745
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	251	920	601	201
Total Operating Expenses	3,089	3,758	3,439	2,946
Loss from Operations	(3,089)	(3,758)	(3,439)	(2,946)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	-	-	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(3,089)	(3,758)	(3,439)	(2,946)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(3,139)	$(3,808)	$(3,489)	$(2,996)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.14)	$(1.90)	$(2.33)	$(3.00)
Weighted Average Membership Interests	1,000	2,000	1,500	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 015	Series Gallery Drop 016	Series Gallery Drop 017	Series Gallery Drop 018
Operating Expenses
Organizational Costs	$2,016	$2,745	$2,838	$2,170
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	179	150	402	146
Total Operating Expenses	2,195	2,895	3,240	2,316
Loss from Operations	(2,195)	(2,895)	(3,240)	(2,316)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(11,160)	-	-	16,480
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(3,330)	-	-	-
Total Other Income/(Expenses)	(14,490)	-	-	16,480

Income/(Loss) Before Income Taxes	(16,685)	(2,895)	(3,240)	14,164
Provision for Income Taxes	50	50	50	3,024
Net Income/(Loss)	$(16,735)	$(2,945)	$(3,290)	$11,140

Basic and Diluted Income/(Loss) per Membership Interest	$(16.74)	$(2.95)	$(3.29)	$23.21
Weighted Average Membership Interests	1,000	1,000	1,000	480

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 019	Series Gallery Drop 020	Series Gallery Drop 021	Series Gallery Drop 022
Operating Expenses
Organizational Costs	$2,016	$-	$2,745	$2,745
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	80	-	184	200
Total Operating Expenses	2,096	-	2,929	2,945
Loss from Operations	(2,096)	-	(2,929)	(2,945)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(4,820)	-	-	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	(4,820)	-	-	-

Income/(Loss) Before Income Taxes	(6,916)	-	(2,929)	(2,945)
Provision for Income Taxes	50	-	50	50
Net Income/(Loss)	$(6,966)	$-	$(2,979)	$(2,995)

Basic and Diluted Income/(Loss) per Membership Interest	$(9.29)	$-	$(2.71)	$(3.00)
Weighted Average Membership Interests	750	1,820	1,100	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 023	Series Gallery Drop 024	Series Gallery Drop 025	Series Gallery Drop 026
Operating Expenses
Organizational Costs	$2,170	$2,170	$-	$1,623
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	293	190	-	213
Total Operating Expenses	2,463	2,360	-	1,836
Loss from Operations	(2,463)	(2,360)	-	(1,836)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	20,000	9,400	-	105,000
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	20,000	9,400	-	105,000

Income/(Loss) Before Income Taxes	17,537	7,040	-	103,164
Provision for Income Taxes	2,983	1,031	-	50
Net Income/(Loss)	$14,554	$6,009	$-	$103,114

Basic and Diluted Income/(Loss) per Membership Interest	$14.55	$6.01	$-	$51.56
Weighted Average Membership Interests	1,000	1,000	1,000	2,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 027	Series Gallery Drop 028	Series Gallery Drop 029	Series Gallery Drop 030
Operating Expenses
Organizational Costs	$-	$2,745	$2,745	$2,838
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	-	147	312	467
Total Operating Expenses	-	2,892	3,057	3,305
Loss from Operations	-	(2,892)	(3,057)	(3,305)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	-	-	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	-	(2,892)	(3,057)	(3,305)
Provision for Income Taxes	-	50	50	50
Net Income/(Loss)	$-	$(2,942)	$(3,107)	$(3,355)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(1.47)	$(0.62)	$(1.68)
Weighted Average Membership Interests	5,000	2,000	5,000	2,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 031	Series Gallery Drop 032	Series Gallery Drop 033	Series Gallery Drop 034
Operating Expenses
Organizational Costs	$2,838	$2,170	$2,746	$2,838
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	369	119	160	2,460
Total Operating Expenses	3,207	2,289	2,906	5,298
Loss from Operations	(3,207)	(2,289)	(2,906)	(5,298)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	4,066	-	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	4,066	-	-

Income/(Loss) Before Income Taxes	(3,207)	1,777	(2,906)	(5,298)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(3,257)	$1,727	$(2,956)	$(5,348)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.63)	$0.35	$(1.23)	$(0.25)
Weighted Average Membership Interests	2,000	5,000	2,400	21,250

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 035	Series Gallery Drop 036	Series Gallery Drop 037	Series Gallery Drop 038
Operating Expenses
Organizational Costs	$2,170	$2,745	$2,746	$2,016
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	291	288	176	278
Total Operating Expenses	2,461	3,033	2,922	2,294
Loss from Operations	(2,461)	(3,033)	(2,922)	(2,294)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(14,400)	-	-	1,500
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	(24,405)
Total Other Income/(Expenses)	(14,400)	-	-	(22,905)

Income/(Loss) Before Income Taxes	(16,861)	(3,033)	(2,922)	(25,199)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(16,911)	$(3,083)	$(2,972)	$(25,249)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.51)	$(0.60)	$(1.12)	$(3.44)
Weighted Average Membership Interests	3,750	5,100	2,650	7,350

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 039	Series Gallery Drop 040	Series Gallery Drop 041	Series Gallery Drop 042
Operating Expenses
Organizational Costs	$2,838	$2,745	$2,745	$2,746
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	476	217	81	153
Total Operating Expenses	3,314	2,962	2,826	2,899
Loss from Operations	(3,314)	(2,962)	(2,826)	(2,899)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	-	-	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(3,314)	(2,962)	(2,826)	(2,899)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(3,364)	$(3,012)	$(2,876)	$(2,949)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.50)	$(0.85)	$(0.52)	$(1.40)
Weighted Average Membership Interests	6,750	3,550	5,500	2,100

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 043	Series Gallery Drop 044	Series Gallery Drop 045	Series Gallery Drop 046
Operating Expenses
Organizational Costs	$2,746	$1,911	$-	$2,738
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	316	2,178	-	408
Total Operating Expenses	3,062	4,089	-	3,146
Loss from Operations	(3,062)	(4,089)	-	(3,146)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	-	-	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(6,700)	-	-	(6,455)
Total Other Income/(Expenses)	(6,700)	-	-	(6,455)

Income/(Loss) Before Income Taxes	(9,762)	(4,089)	-	(9,601)
Provision for Income Taxes	50	50	-	50
Net Income/(Loss)	$(9,812)	$(4,139)	$-	$(9,651)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.46)	$(0.06)	$-	$(1.82)
Weighted Average Membership Interests	6,700	70,000	23,000	5,300

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 047	Series Gallery Drop 048	Series Gallery Drop 049	Series Gallery Drop 050
Operating Expenses
Organizational Costs	$1,941	$2,763	$2,763	$2,096
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	118	443	1,348	199
Total Operating Expenses	2,059	3,206	4,111	2,295
Loss from Operations	(2,059)	(3,206)	(4,111)	(2,295)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	42,784	-	-	(9,480)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	(22,147)	-	(8,349)
Total Other Income/(Expenses)	42,784	(22,147)	-	(17,829)

Income/(Loss) Before Income Taxes	40,725	(25,353)	(4,111)	(20,124)
Provision for Income Taxes	10,208	50	50	50
Net Income/(Loss)	$30,517	$(25,403)	$(4,161)	$(20,174)

Basic and Diluted Income/(Loss) per Membership Interest	$10.17	$(4.38)	$(0.18)	$(6.84)
Weighted Average Membership Interests	3,000	5,800	22,500	2,950

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 051	Series Gallery Drop 052	Series Gallery Drop 053	Series Gallery Drop 054
Operating Expenses
Organizational Costs	$2,763	$1,941	$2,096	$1,941
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	285	43	309	78
Total Operating Expenses	3,048	1,984	2,405	2,019
Loss from Operations	(3,048)	(1,984)	(2,405)	(2,019)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	(1,632)	(18,240)	(5,093)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(2,701)	(3,480)	(154)	-
Total Other Income/(Expenses)	(2,701)	(5,112)	(18,394)	(5,093)

Income/(Loss) Before Income Taxes	(5,749)	(7,096)	(20,799)	(7,112)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(5,799)	$(7,146)	$(20,849)	$(7,162)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.87)	$(7.15)	$(2.62)	$(3.77)
Weighted Average Membership Interests	3,100	1,000	7,950	1,900

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 055	Series Gallery Drop 056	Series Gallery Drop 057	Series Gallery Drop 058
Operating Expenses
Organizational Costs	$1,941	$1,941	$1,941	$1,941
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	177	84	71	86
Total Operating Expenses	2,118	2,025	2,012	2,027
Loss from Operations	(2,118)	(2,025)	(2,012)	(2,027)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(1,218)	(4,925)	1,900	(295)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(22,324)	(3,935)	(730)	(11,327)
Total Other Income/(Expenses)	(23,542)	(8,860)	1,170	(11,622)

Income/(Loss) Before Income Taxes	(25,660)	(10,885)	(842)	(13,649)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(25,710)	$(10,935)	$(892)	$(13,699)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.41)	$(5.16)	$(0.50)	$(6.12)
Weighted Average Membership Interests	4,750	2,120	1,800	2,240

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 059	Series Gallery Drop 060	Series Gallery Drop 061	Series Gallery Drop 062
Operating Expenses
Organizational Costs	$2,763	$1,548	$1,941	$2,096
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	541	108	92	160
Total Operating Expenses	3,304	1,656	2,033	2,256
Loss from Operations	(3,304)	(1,656)	(2,033)	(2,256)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	91,415	(9,928)	7,037
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	91,415	(9,928)	7,037

Income/(Loss) Before Income Taxes	(3,304)	89,759	(11,961)	4,781
Provision for Income Taxes	50	22,576	50	816
Net Income/(Loss)	$(3,354)	$67,183	$(12,011)	$3,965

Basic and Diluted Income/(Loss) per Membership Interest	$(0.43)	$13.15	$(5.20)	$2.45
Weighted Average Membership Interests	7,760	5,110	2,310	1,620

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 063	Series Gallery Drop 064	Series Gallery Drop 065	Series Gallery Drop 066
Operating Expenses
Organizational Costs	$2,763	$2,763	$1,941	$2,763
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	233	302	86	564
Total Operating Expenses	2,996	3,065	2,027	3,327
Loss from Operations	(2,996)	(3,065)	(2,027)	(3,327)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	-	2,366	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	(11,956)	-	-
Total Other Income/(Expenses)	-	(11,956)	2,366	-

Income/(Loss) Before Income Taxes	(2,996)	(15,021)	339	(3,327)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(3,046)	$(15,071)	$289	$(3,377)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.44)	$(4.47)	$0.11	$(0.36)
Weighted Average Membership Interests	2,110	3,370	2,612	9,470

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 067	Series Gallery Drop 068	Series Gallery Drop 069	Series Gallery Drop 070
Operating Expenses
Organizational Costs	$2,095	$1,941	$1,941	$1,941
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	258	99	138	124
Total Operating Expenses	2,353	2,040	2,079	2,065
Loss from Operations	(2,353)	(2,040)	(2,079)	(2,065)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(10,948)	300	(20,365)	(4,800)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(29,908)	(15,542)	(3,800)	(13,255)
Total Other Income/(Expenses)	(40,856)	(15,242)	(24,165)	(18,055)

Income/(Loss) Before Income Taxes	(43,209)	(17,282)	(26,244)	(20,120)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(43,259)	$(17,332)	$(26,294)	$(20,170)

Basic and Diluted Income/(Loss) per Membership Interest	$(6.84)	$(6.85)	$(7.11)	$(6.15)
Weighted Average Membership Interests	6,320	2,530	3,700	3,280

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 071	Series Gallery Drop 072	Series Gallery Drop 073	Series Gallery Drop 074
Operating Expenses
Organizational Costs	$2,763	$1,941	$2,095	$2,096
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	608	1,041	187	103
Total Operating Expenses	3,371	2,982	2,282	2,199
Loss from Operations	(3,371)	(2,982)	(2,282)	(2,199)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-	(130,197)	(8,790)	(3,045)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(22,132)	-	(458)	-
Total Other Income/(Expenses)	(22,132)	(130,197)	(9,248)	(3,045)

Income/(Loss) Before Income Taxes	(25,503)	(133,179)	(11,530)	(5,244)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(25,553)	$(133,229)	$(11,580)	$(5,294)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.46)	$(3.81)	$(2.48)	$(2.41)
Weighted Average Membership Interests	10,390	35,000	4,660	2,200

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 075	Series Gallery Drop 076	Series Gallery Drop 077	Series Gallery Drop 078
Operating Expenses
Organizational Costs	$1,615	$1,941	$1,941	$1,940
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	240	199	141	89
Total Operating Expenses	1,855	2,140	2,082	2,029
Loss from Operations	(1,855)	(2,140)	(2,082)	(2,029)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(51,322)	(1,874)	(5,950)	(47)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	(3,448)	(7,265)	-
Total Other Income/(Expenses)	(51,322)	(5,322)	(13,215)	(47)

Income/(Loss) Before Income Taxes	(53,177)	(7,462)	(15,297)	(2,076)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(53,227)	$(7,512)	$(15,347)	$(2,126)

Basic and Diluted Income/(Loss) per Membership Interest	$(9.13)	$(1.29)	$(3.96)	$(0.97)
Weighted Average Membership Interests	5,830	5,830	3,880	2,200

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 079	Series Gallery Drop 080	Series Gallery Drop 082	Series Gallery Drop 083
Operating Expenses
Organizational Costs	$2,096	$1,941	$1,218	$2,095
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	102	67	89	188
Total Operating Expenses	2,198	2,008	1,307	2,283
Loss from Operations	(2,198)	(2,008)	(1,307)	(2,283)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(4,458)	13,574	24,859	(5,120)
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	-	(4,579)
Total Other Income/(Expenses)	(4,458)	13,574	24,859	(9,699)

Income/(Loss) Before Income Taxes	(6,656)	11,566	23,552	(11,982)
Provision for Income Taxes	50	2,597	4,936	50
Net Income/(Loss)	$(6,706)	$8,969	$18,616	$(12,032)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.16)	$5.68	$2.21	$(2.54)
Weighted Average Membership Interests	2,120	1,580	8,420	4,740

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 086	Series Gallery Drop 089	Series Gallery Drop 091	Series Gallery Drop 093
Operating Expenses
Organizational Costs	$2,095	$1,940	$1,614	$1,940
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	519	92	119	167
Total Operating Expenses	2,614	2,032	1,733	2,107
Loss from Operations	(2,614)	(2,032)	(1,733)	(2,107)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(42,500)	(1,970)	(1,767)	3,800
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(162,458)	(19,446)	(1,839)	(35,247)
Total Other Income/(Expenses)	(204,958)	(21,416)	(3,606)	(31,447)

Income/(Loss) Before Income Taxes	(207,572)	(23,448)	(5,339)	(33,554)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(207,622)	$(23,498)	$(5,389)	$(33,604)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.69)	$(9.32)	$(1.37)	$(7.34)
Weighted Average Membership Interests	36,470	2,520	3,940	4,580

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 094	Series Gallery Drop 095	Series Gallery Drop 096	Series Gallery Drop 097
Operating Expenses
Organizational Costs	$2,095	$1,941	$2,095	$-
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	109	175	127	-
Total Operating Expenses	2,204	2,116	2,222	-
Loss from Operations	(2,204)	(2,116)	(2,222)	-

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(7,369)	(20,039)	768	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	(8,600)	-
Total Other Income/(Expenses)	(7,369)	(20,039)	(7,832)	-

Income/(Loss) Before Income Taxes	(9,573)	(22,155)	(10,054)	-
Provision for Income Taxes	50	50	50	-
Net Income/(Loss)	$(9,623)	$(22,205)	$(10,104)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(4.22)	$(4.66)	$(3.31)	$-
Weighted Average Membership Interests	2,280	4,760	3,050	3,160

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 098	Series Gallery Drop 099	Series Gallery Drop 100	Series Gallery Drop 101
Operating Expenses
Organizational Costs	$1,940	$2,763	$1,940	$2,762
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	62	864	76	1,007
Total Operating Expenses	2,002	3,627	2,016	3,769
Loss from Operations	(2,002)	(3,627)	(2,016)	(3,769)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(3,480)	-	1,963	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(7,305)	-	(5,800)	-
Total Other Income/(Expenses)	(10,785)	-	(3,837)	-

Income/(Loss) Before Income Taxes	(12,787)	(3,627)	(5,853)	(3,769)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(12,837)	$(3,677)	$(5,903)	$(3,819)

Basic and Diluted Income/(Loss) per Membership Interest	$(8.73)	$(0.27)	$(3.03)	$(0.18)
Weighted Average Membership Interests	1,470	13,680	1,950	21,130

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 102	Series Gallery Drop 103	Series Gallery Drop 104	Series Gallery Drop 105
Operating Expenses
Organizational Costs	$1,940	$2,285	$1,940	$2,095
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	60	33	57	186
Total Operating Expenses	2,000	2,318	1,997	2,281
Loss from Operations	(2,000)	(2,318)	(1,997)	(2,281)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	860	17,469	12,987	36,511
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	(7,755)	-	-	(8,000)
Total Other Income/(Expenses)	(6,895)	17,469	12,987	28,511

Income/(Loss) Before Income Taxes	(8,895)	15,151	10,990	26,230
Provision for Income Taxes	50	3,665	2,513	1,095
Net Income/(Loss)	$(8,945)	$11,486	$8,477	$25,135

Basic and Diluted Income/(Loss) per Membership Interest	$(6.04)	$6.24	$6.47	$3.87
Weighted Average Membership Interests	1,480	1,840	1,310	6,500

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 107	Series Gallery Drop 108	Series Gallery Drop 109	Series Gallery Drop 110
Operating Expenses
Organizational Costs	$1,940	$1,940	$2,095	$1,508
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	94	122	106	18
Total Operating Expenses	2,034	2,062	2,201	1,526
Loss from Operations	(2,034)	(2,062)	(2,201)	(1,526)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(13,846)	(21,921)	(2,951)	6,136
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	-	(15,749)	-
Total Other Income/(Expenses)	(13,846)	(21,921)	(18,700)	6,136

Income/(Loss) Before Income Taxes	(15,880)	(23,983)	(20,901)	4,610
Provision for Income Taxes	50	50	50	1,001
Net Income/(Loss)	$(15,930)	$(24,033)	$(20,951)	$3,609

Basic and Diluted Income/(Loss) per Membership Interest	$(6.69)	$(7.58)	$(6.47)	$3.40
Weighted Average Membership Interests	2,380	3,170	3,240	1,060

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 111	Series Gallery Drop 112	Series Gallery Drop 113	Series Gallery Drop 114
Operating Expenses
Organizational Costs	$1,941	$2,096	$2,096	$2,670
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	80	316	248	281
Total Operating Expenses	2,021	2,412	2,344	2,951
Loss from Operations	(2,021)	(2,412)	(2,344)	(2,951)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(9,782)	(8,760)	(12,660)	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	-
(Loss) on Impairment	-	(49,300)	(31,097)	(1,746)
Total Other Income/(Expenses)	(9,782)	(58,060)	(43,757)	(1,746)

Income/(Loss) Before Income Taxes	(11,803)	(60,472)	(46,101)	(4,697)
Provision for Income Taxes	50	50	50	50
Net Income/(Loss)	$(11,853)	$(60,522)	$(46,151)	$(4,747)

Basic and Diluted Income/(Loss) per Membership Interest	$(6.27)	$(8.07)	$(7.97)	$(3.52)
Weighted Average Membership Interests	1,890	7,500	5,790	1,350

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 115	Series Gallery Drop 116	Series Gallery Drop 117	Series Gallery Drop 118
Operating Expenses
Organizational Costs	$2,096	$2,764	$1,424	$-
Sourcing Fees	-	8,464	3,514	-
Transportation, Storage and Insurance	161	1,407	561	-
Total Operating Expenses	2,257	12,635	5,499	-
Loss from Operations	(2,257)	(12,635)	(5,499)	-

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(2,500)	-	-	-
Gain/(Loss) on Cancellation of Promissory Note	-	-	-	9,352
(Loss) on Impairment	(6,478)	(63,395)	(13,508)	-
Total Other Income/(Expenses)	(8,978)	(63,395)	(13,508)	9,352

Income/(Loss) Before Income Taxes	(11,235)	(76,030)	(19,007)	9,352
Provision for Income Taxes	50	-	50	-
Net Income/(Loss)	$(11,285)	$(76,030)	$(19,057)	$9,352

Basic and Diluted Income/(Loss) per Membership Interest	$(6.84)	$(0.32)	$(0.20)	$-
Weighted Average Membership Interests	1,650	236,800	93,700	-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 119	Series Gallery Drop 120	Series Gallery Drop 121	Series Gallery Drop 122
Operating Expenses
Organizational Costs	$2,671	$-	$2,096	$2,764
Sourcing Fees	3,416	-	1,054	4,127
Transportation, Storage and Insurance	535	-	329	980
Total Operating Expenses	6,622	-	3,479	7,871
Loss from Operations	(6,622)	-	(3,479)	(7,871)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	(45,840)	-	(10,732)	-
Gain/(Loss) on Cancellation of Promissory Note	-	(99)	-	-
(Loss) on Impairment	(9,140)	-	-	-
Total Other Income/(Expenses)	(54,980)	(99)	(10,732)	-

Income/(Loss) Before Income Taxes	(61,602)	(99)	(14,211)	(7,871)
Provision for Income Taxes	50	-	50	50
Net Income/(Loss)	$(61,652)	$(99)	$(14,261)	$(7,921)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.70)	$-	$(0.43)	$(0.07)
Weighted Average Membership Interests	88,400	-	32,800	115,800

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 123		Unallocated		Total Consolidated
Operating Expenses
Organizational Costs	$2,764		$-		$242,265
Sourcing Fees	1,714		-		22,289
Transportation, Storage and Insurance	446		-		35,676
Total Operating Expenses	4,924		-		300,230
Loss from Operations	(4,924)		-		(300,230)

Other Income/(Expenses)
Gain/(Loss) on Sale of Asset	-		-		(348,102)
Gain/(Loss) on Cancellation of Promissory Note	-		-		9,253
(Loss) on Impairment	-		-		(707,914)
Total Other Income/(Expenses)	-		-		(1,046,763)

Income/(Loss) Before Income Taxes	(4,924)		-		(1,346,993)
Provision for Income Taxes	50		-		61,095
Net Income/(Loss)	$(4,974)		$-		$(1,408,088)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.11)	$	N/A	$	N/A
Weighted Average Membership Interests	46,800		N/A		N/A

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series #KW	Series Drop 002	Series Drop 003	Series Drop 004
Operating Expense
Organizational Costs	$1,631	$1,631	$1,631	$1,591
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	2,470	312	353	461
Total Operating Expenses	4,101	1,943	1,984	2,052
Loss from Operations	(4,101)	(1,943)	(1,984)	(2,052)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(4,101)	(1,943)	(1,984)	(2,052)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(4,101)	$(1,943)	$(1,984)	$(2,052)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.41)	$(1.94)	$(1.98)	$(2.05)
Weighted Average Membership Interests	10,000	1,000	1,000	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Drop 005	Series Drop 008	Series Drop 009	Series Drop 010
Operating Expense
Organizational Costs	$1,631	$1,631	$1,631	$1,631
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	936	365	3,224	249
Total Operating Expenses	2,567	1,996	4,855	1,880
Loss from Operations	(2,567)	(1,996)	(4,855)	(1,880)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(2,567)	(1,996)	(4,855)	(1,880)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(2,567)	$(1,996)	$(4,855)	$(1,880)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(2.05)	$(2.00)	$(1.49)	$(1.88)
Weighted Average Membership Interests	1,250	1,000	3,250	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 011	Series Gallery Drop 012	Series Gallery Drop 013	Series Gallery Drop 014
Operating Expense
Organizational Costs	$1,631	$1,631	$1,706	$1,631
Sourcing Fees	-	-	1,800	-
Transportation, Storage and Insurance	239	1,456	1,675	312
Total Operating Expenses	1,870	3,087	5,181	1,943
Loss from Operations	(1,870)	(3,087)	(5,181)	(1,943)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(1,870)	(3,087)	(5,181)	(1,943)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,870)	$(3,087)	$(5,181)	$(1,943)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(1.87)	$(1.54)	$(3.45)	$(1.94)
Weighted Average Membership Interests	1,000	2,000	1,500	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 015	Series Gallery Drop 016	Series Gallery Drop 017	Series Gallery Drop 018
Operating Expense
Organizational Costs	$1,591	$1,556	$1,556	$1,631
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	258	203	514	120
Total Operating Expenses	1,849	1,759	2,070	1,751
Loss from Operations	(1,849)	(1,759)	(2,070)	(1,751)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(1,849)	(1,759)	(2,070)	(1,751)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,849)	$(1,759)	$(2,070)	$(1,751)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(1.85)	$(1.76)	$(2.07)	$(3.65)
Weighted Average Membership Interests	1,000	1,000	1,000	480

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 019	Series Gallery Drop 020	Series Gallery Drop 021	Series Gallery Drop 022
Operating Expense
Organizational Costs	$1,631	$992	$1,631	$1,631
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	196	769	277	312
Total Operating Expenses	1,827	1,761	1,908	1,943
Loss from Operations	(1,827)	(1,761)	(1,908)	(1,943)

Other Income/(Expenses)
Gain on Sale of Asset	-	91,000	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	91,000	-	-

Income/(Loss) Before Income Taxes	(1,827)	89,239	(1,908)	(1,943)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,827)	$89,239	$(1,908)	$(1,943)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(2.44)	$49.03	$(1.73)	$(1.94)
Weighted Average Membership Interests	750	1,820	1,100	1,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 023	Series Gallery Drop 024	Series Gallery Drop 025	Series Gallery Drop 026
Operating Expense
Organizational Costs	$1,631	$1,631	$-	$1,631
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	157	239	-	989
Total Operating Expenses	1,788	1,870	-	2,620
Loss from Operations	(1,788)	(1,870)	-	(2,620)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(1,788)	(1,870)	-	(2,620)
Provision for Income Taxes	-	-	140	-
Net Income/(Loss)	$(1,788)	$(1,870)	$(140)	$(2,620)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(1.79)	$(1.87)	$(0.14)	$(1.31)
Weighted Average Membership Interests	1,000	1,000	1,000	2,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 027	Series Gallery Drop 028	Series Gallery Drop 029	Series Gallery Drop 030
Operating Expense
Organizational Costs	$1,312	$1,631	$1,631	$1,631
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	351	192	554	249
Total Operating Expenses	1,663	1,823	2,185	1,880
Loss from Operations	(1,663)	(1,823)	(2,185)	(1,880)

Other Income/(Expenses)
Gain on Sale of Asset	119,000	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	119,000	-	-	-

Income/(Loss) Before Income Taxes	117,337	(1,823)	(2,185)	(1,880)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$117,337	$(1,823)	$(2,185)	$(1,880)

Basic and Diluted Earnings/(Loss) per Membership Interest	$23.47	$(0.91)	$(0.44)	$(0.94)
Weighted Average Membership Interests	5,000	2,000	5,000	2,000

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 031	Series Gallery Drop 032	Series Gallery Drop 033	Series Gallery Drop 034
Operating Expense
Organizational Costs	$1,681	$1,631	$1,680	$1,631
Sourcing Fees	1,987	-	1,584	-
Transportation, Storage and Insurance	939	40	285	4,213
Total Operating Expenses	4,607	1,671	3,549	5,844
Loss from Operations	(4,607)	(1,671)	(3,549)	(5,844)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(4,607)	(1,671)	(3,549)	(5,844)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(4,607)	$(1,671)	$(3,549)	$(5,844)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(2.30)	$(0.33)	$(1.48)	$(0.28)
Weighted Average Membership Interests	2,000	5,000	2,400	21,250

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 035	Series Gallery Drop 036	Series Gallery Drop 037	Series Gallery Drop 038
Operating Expense
Organizational Costs	$1,631	$1,599	$1,556	$1,556
Sourcing Fees	-	-	-	-
Transportation, Storage and Insurance	756	501	258	753
Total Operating Expenses	2,387	2,100	1,814	2,309
Loss from Operations	(2,387)	(2,100)	(1,814)	(2,309)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	(30,300)	-	-	-
Total Other Income/(Expenses)	(30,300)	-	-	-

Income/(Loss) Before Income Taxes	(32,687)	(2,100)	(1,814)	(2,309)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(32,687)	$(2,100)	$(1,814)	$(2,309)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(8.72)	$(0.41)	$(0.68)	$(0.31)
Weighted Average Membership Interests	3,750	5,100	2,650	7,350

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 039	Series Gallery Drop 040	Series Gallery Drop 041	Series Gallery Drop 042
Operating Expense
Organizational Costs	$1,556	$1,606	$1,556	$1,556
Sourcing Fees	-	1,594	-	-
Transportation, Storage and Insurance	650	464	51	208
Total Operating Expenses	2,206	3,664	1,607	1,764
Loss from Operations	(2,206)	(3,664)	(1,607)	(1,764)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(2,206)	(3,664)	(1,607)	(1,764)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(2,206)	$(3,664)	$(1,607)	$(1,764)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.33)	$(1.03)	$(0.29)	$(0.84)
Weighted Average Membership Interests	6,750	3,550	5,500	2,100

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 043	Series Gallery Drop 044	Series Gallery Drop 045	Series Gallery Drop 046
Operating Expense
Organizational Costs	$1,606	$1,756	$1,606	$1,041
Sourcing Fees	2,687	10,440	10,762	1,409
Transportation, Storage and Insurance	954	7,399	1,399	435
Total Operating Expenses	5,247	19,595	13,767	2,885
Loss from Operations	(5,247)	(19,595)	(13,767)	(2,885)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	469,000	-
(Loss) on Impairment	(22,800)	-	-	-
Total Other Income/(Expenses)	(22,800)	-	469,000	-

Income/(Loss) Before Income Taxes	(28,047)	(19,595)	455,233	(2,885)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(28,047)	$(19,595)	$455,233	$(2,885)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(4.19)	$(0.28)	$19.79	$(0.54)
Weighted Average Membership Interests	6,700	70,000	23,000	5,300

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 047	Series Gallery Drop 048	Series Gallery Drop 049	Series Gallery Drop 050
Operating Expense
Organizational Costs	$1,041	$1,041	$1,041	$1,041
Sourcing Fees	324	255	7,324	1,503
Transportation, Storage and Insurance	249	488	1,855	212
Total Operating Expenses	1,614	1,784	10,220	2,756
Loss from Operations	(1,614)	(1,784)	(10,220)	(2,756)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(1,614)	(1,784)	(10,220)	(2,756)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,614)	$(1,784)	$(10,220)	$(2,756)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.54)	$(0.31)	$(0.45)	$(0.93)
Weighted Average Membership Interests	3,000	5,800	22,500	2,950

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 051	Series Gallery Drop 052	Series Gallery Drop 053	Series Gallery Drop 054
Operating Expense
Organizational Costs	$1,040	$1,606	$1,041	$1,041
Sourcing Fees	1,428	743	287	619
Transportation, Storage and Insurance	250	115	678	155
Total Operating Expenses	2,718	2,464	2,006	1,815
Loss from Operations	(2,718)	(2,464)	(2,006)	(1,815)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	(36,000)	-
Total Other Income/(Expenses)	-	-	(36,000)	-

Income/(Loss) Before Income Taxes	(2,718)	(2,464)	(38,006)	(1,815)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(2,718)	$(2,464)	$(38,006)	$(1,815)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.88)	$(2.46)	$(4.78)	$(0.96)
Weighted Average Membership Interests	3,100	1,000	7,950	1,900

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 055	Series Gallery Drop 056	Series Gallery Drop 057	Series Gallery Drop 058
Operating Expense
Organizational Costs	$1,041	$1,041	$1,041	$1,041
Sourcing Fees	1,651	711	554	684
Transportation, Storage and Insurance	390	174	147	184
Total Operating Expenses	3,082	1,926	1,742	1,909
Loss from Operations	(3,082)	(1,926)	(1,742)	(1,909)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	(8,400)	(4,500)
Total Other Income/(Expenses)	-	-	(8,400)	(4,500)

Income/(Loss) Before Income Taxes	(3,082)	(1,926)	(10,142)	(6,409)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(3,082)	$(1,926)	$(10,142)	$(6,409)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.65)	$(0.91)	$(5.63)	$(2.86)
Weighted Average Membership Interests	4,750	2,120	1,800	2,240

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 059	Series Gallery Drop 060	Series Gallery Drop 061	Series Gallery Drop 062
Operating Expense
Organizational Costs	$1,001	$1,041	$1,040	$1,041
Sourcing Fees	2,605	1,802	695	479
Transportation, Storage and Insurance	636	419	190	133
Total Operating Expenses	4,242	3,262	1,925	1,653
Loss from Operations	(4,242)	(3,262)	(1,925)	(1,653)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(4,242)	(3,262)	(1,925)	(1,653)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(4,242)	$(3,262)	$(1,925)	$(1,653)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.55)	$(0.64)	$(0.83)	$(1.02)
Weighted Average Membership Interests	7,760	5,110	2,310	1,620

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 063	Series Gallery Drop 064	Series Gallery Drop 065	Series Gallery Drop 066
Operating Expense
Organizational Costs	$1,041	$1,041	$1,041	$1,041
Sourcing Fees	712	1,140	632	3,306
Transportation, Storage and Insurance	173	277	174	778
Total Operating Expenses	1,926	2,458	1,847	5,125
Loss from Operations	(1,926)	(2,458)	(1,847)	(5,125)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	(30,000)
Total Other Income/(Expenses)	-	-	-	(30,000)

Income/(Loss) Before Income Taxes	(1,926)	(2,458)	(1,847)	(35,125)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,926)	$(2,458)	$(1,847)	$(35,125)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.91)	$(0.73)	$(0.71)	$(3.71)
Weighted Average Membership Interests	2,110	3,370	2,612	9,470

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 067	Series Gallery Drop 068	Series Gallery Drop 069	Series Gallery Drop 070
Operating Expense
Organizational Costs	$1,041	$1,041	$1,041	$1,001
Sourcing Fees	2,236	855	1,266	1,051
Transportation, Storage and Insurance	518	207	303	270
Total Operating Expenses	3,795	2,103	2,610	2,322
Loss from Operations	(3,795)	(2,103)	(2,610)	(2,322)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	(3,600)	(2,400)
Total Other Income/(Expenses)	-	-	(3,600)	(2,400)

Income/(Loss) Before Income Taxes	(3,795)	(2,103)	(6,210)	(4,722)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(3,795)	$(2,103)	$(6,210)	$(4,722)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.60)	$(0.83)	$(1.68)	$(1.44)
Weighted Average Membership Interests	6,320	2,530	3,700	3,280

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 071	Series Gallery Drop 072	Series Gallery Drop 073	Series Gallery Drop 074
Operating Expense
Organizational Costs	$1,001	$1,001	$1,001	$1,001
Sourcing Fees	2,721	13,340	1,583	689
Transportation, Storage and Insurance	649	2,415	382	180
Total Operating Expenses	4,371	16,756	2,966	1,870
Loss from Operations	(4,371)	(16,756)	(2,966)	(1,870)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	(75,200)	(16,300)	(5,800)
Total Other Income/(Expenses)	-	(75,200)	(16,300)	(5,800)

Income/(Loss) Before Income Taxes	(4,371)	(91,956)	(19,266)	(7,670)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(4,371)	$(91,956)	$(19,266)	$(7,670)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.42)	$(2.63)	$(4.13)	$(3.49)
Weighted Average Membership Interests	10,390	35,000	4,660	2,200

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 075	Series Gallery Drop 076	Series Gallery Drop 077	Series Gallery Drop 078
Operating Expense
Organizational Costs	$209	$1,001	$1,001	$1,001
Sourcing Fees	2,054	2,054	1,270	689
Transportation, Storage and Insurance	479	479	319	180
Total Operating Expenses	2,742	3,534	2,590	1,870
Loss from Operations	(2,742)	(3,534)	(2,590)	(1,870)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	(46,000)	(17,700)	-
Total Other Income/(Expenses)	-	(46,000)	(17,700)	-

Income/(Loss) Before Income Taxes	(2,742)	(49,534)	(20,290)	(1,870)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(2,742)	$(49,534)	$(20,290)	$(1,870)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.47)	$(8.50)	$(5.23)	$(0.85)
Weighted Average Membership Interests	5,830	5,830	3,880	2,200

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 079	Series Gallery Drop 080	Series Gallery Drop 082	Series Gallery Drop 083
Operating Expense
Organizational Costs	$1,001	$1,001	$1,001	$1,001
Sourcing Fees	713	484	2,949	1,652
Transportation, Storage and Insurance	174	131	691	390
Total Operating Expenses	1,888	1,616	4,641	3,043
Loss from Operations	(1,888)	(1,616)	(4,641)	(3,043)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	(21,300)
Total Other Income/(Expenses)	-	-	-	(21,300)

Income/(Loss) Before Income Taxes	(1,888)	(1,616)	(4,641)	(24,343)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,888)	$(1,616)	$(4,641)	$(24,343)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.89)	$(1.02)	$(0.55)	$(5.14)
Weighted Average Membership Interests	2,120	1,580	8,420	4,740

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 086	Series Gallery Drop 089	Series Gallery Drop 091	Series Gallery Drop 093
Operating Expense
Organizational Costs	$961	$961	$209	$961
Sourcing Fees	3,306	852	1,288	1,604
Transportation, Storage and Insurance	778	207	324	376
Total Operating Expenses	5,045	2,020	1,821	2,941
Loss from Operations	(5,045)	(2,020)	(1,821)	(2,941)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	(17,700)	-	(19,500)	-
Total Other Income/(Expenses)	(17,700)	-	(19,500)	-

Income/(Loss) Before Income Taxes	(22,745)	(2,020)	(21,321)	(2,941)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(22,745)	$(2,020)	$(21,321)	$(2,941)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.62)	$(0.80)	$(5.41)	$(0.64)
Weighted Average Membership Interests	36,470	2,520	3,940	4,580

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 094	Series Gallery Drop 095	Series Gallery Drop 096	Series Gallery Drop 097
Operating Expense
Organizational Costs	$449	$961	$961	$682
Sourcing Fees	758	1,650	1,002	1,068
Transportation, Storage and Insurance	187	391	251	-
Total Operating Expenses	1,394	3,002	2,214	1,750
Loss from Operations	(1,394)	(3,002)	(2,214)	(1,750)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	270,947
(Loss) on Impairment	-	(10,500)	(8,000)	-
Total Other Income/(Expenses)	-	(10,500)	(8,000)	270,947

Income/(Loss) Before Income Taxes	(1,394)	(13,502)	(10,214)	269,197
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,394)	$(13,502)	$(10,214)	$269,197

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.61)	$(2.84)	$(3.35)	$85.19
Weighted Average Membership Interests	2,280	4,760	3,050	3,160

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 098	Series Gallery Drop 099	Series Gallery Drop 100	Series Gallery Drop 101
Operating Expense
Organizational Costs	$961	$409	$961	$409
Sourcing Fees	399	4,831	613	7,562
Transportation, Storage and Insurance	120	824	159	1,353
Total Operating Expenses	1,480	6,064	1,733	9,324
Loss from Operations	(1,480)	(6,064)	(1,733)	(9,324)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	(1,000)	(21,100)
Total Other Income/(Expenses)	-	-	(1,000)	(21,100)

Income/(Loss) Before Income Taxes	(1,480)	(6,064)	(2,733)	(30,424)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(1,480)	$(6,064)	$(2,733)	$(30,424)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(1.01)	$(0.44)	$(1.40)	$(1.44)
Weighted Average Membership Interests	1,470	13,680	1,950	21,130

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 101	Series Gallery Drop 102	Series Gallery Drop 103	Series Gallery Drop 104
Operating Expense
Organizational Costs	$409	$449	$409	$921
Sourcing Fees	7,562	437	548	332
Transportation, Storage and Insurance	1,353	121	151	108
Total Operating Expenses	9,324	1,007	1,108	1,361
Loss from Operations	(9,324)	(1,007)	(1,108)	(1,361)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	(21,100)	(5,100)	-	-
Total Other Income/(Expenses)	(21,100)	(5,100)	-	-

Income/(Loss) Before Income Taxes	(30,424)	(6,107)	(1,108)	(1,361)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(30,424)	$(6,107)	$(1,108)	$(1,361)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(1.44)	$(4.13)	$(0.60)	$(1.04)
Weighted Average Membership Interests	21,130	1,480	1,840	1,310

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 105	Series Gallery Drop 107	Series Gallery Drop 108	Series Gallery Drop 109
Operating Expense
Organizational Costs	$369	$921	$449	$437
Sourcing Fees	2,231	769	1,049	1,111
Transportation, Storage and Insurance	534	196	260	265
Total Operating Expenses	3,134	1,886	1,758	1,813
Loss from Operations	(3,134)	(1,886)	(1,758)	(1,813)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	(18,900)	-	-	-
Total Other Income/(Expenses)	(18,900)	-	-	-

Income/(Loss) Before Income Taxes	(22,034)	(1,886)	(1,758)	(1,813)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(22,034)	$(1,886)	$(1,758)	$(1,813)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(3.39)	$(0.79)	$(0.55)	$(0.56)
Weighted Average Membership Interests	6,500	2,380	3,170	3,240

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 110	Series Gallery Drop 111	Series Gallery Drop 112	Series Gallery Drop 113
Operating Expense
Organizational Costs	$409	$369	$369	$369
Sourcing Fees	275	541	2,080	2,008
Transportation, Storage and Insurance	92	164	681	505
Total Operating Expenses	776	1,074	3,130	2,882
Loss from Operations	(776)	(1,074)	(3,130)	(2,882)

Other Income/(Expenses)
Gain on Sale of Asset	-	-	-	-
(Loss) on Impairment	-	-	-	-
Total Other Income/(Expenses)	-	-	-	-

Income/(Loss) Before Income Taxes	(776)	(1,074)	(3,130)	(2,882)
Provision for Income Taxes	-	-	-	-
Net Income/(Loss)	$(776)	$(1,074)	$(3,130)	$(2,882)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.73)	$(0.57)	$(0.42)	$(0.50)
Weighted Average Membership Interests	1,060	1,890	7,500	5,790

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 114	Series Gallery Drop 115		Series Gallery Drop 117		Series Gallery Drop 118
Operating Expense
Organizational Costs	$369	$369		$-		$-
Sourcing Fees	408	474		-		-
Transportation, Storage and Insurance	118	143		-		-
Total Operating Expenses	895	986		-		-
Loss from Operations	(895)	(986)		-		-

Other Income/(Expenses)
Gain on Sale of Asset	-	-		-		-
(Loss) on Impairment	-	-		(16,500)		(9,400)
Total Other Income/(Expenses)	-	-		(16,500)		(9,400)

Income/(Loss) Before Income Taxes	(895)	(986)		(16,500)		(9,400)
Provision for Income Taxes	-	-		-		-
Net Income/(Loss)	$(895)	$(986)		$(16,500)		$(9,400)

Basic and Diluted Earnings/(Loss) per Membership Interest	$(0.66)	$(0.60)	$	N/A	$	N/A
Weighted Average Membership Interests	1,350	1,650		1		1

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

		Unallocated	Total Consolidated
Operating Expense
Organizational Costs		$12,992	$132,945
Sourcing Fees			132,519
Transportation, Storage and Insurance		473	60,962
Total Operating Expenses		13,465	326,426
Loss from Operations		(13,465)	(326,426)

Other Income/(Expenses)
Gain on Sale of Asset		-	949,947
(Loss) on Impairment		-	(448,000)
Total Other Income/(Expenses)		-	501,947

Income/(Loss) Before Income Taxes		(13,465)	175,521
Provision for Income Taxes		-	140
Net Income/(Loss)		$(13,465)	$175,381

Basic and Diluted Earnings/(Loss) per Membership Interest	$	N/A
Weighted Average Membership Interests		N/A

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series #KW	Series Drop 002	Series Drop 003	Series Drop 004
Balance, December 31, 2020	$238,919	$30,406	$33,694	$44,683
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(4,101)	(1,943)	(1,984)	(2,052)
Balance, December 31, 2021	$234,897	$28,542	$31,789	$42,710
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	4,454	-	4,652
Distributions	-	(30,000)	-	(16,930)
Net Income/(Loss)	(4,366)	(2,996)	(3,202)	(30,432)
Balance, December 31, 2022	$230,531	$-	$28,587	$-

	Series Drop 005	Series Drop 008	Series Drop 009	Series Drop 010
Balance, December 31, 2020	$90,078	$35,450	$312,219	$23,644
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(2,567)	(1,996)	(4,855)	(1,880)
Balance, December 31, 2021	$87,590	$33,533	$307,443	$21,843
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	4,484	8,572	5,125
Distributions	-	(30,950)	(87,555)	(24,000)
Net Income/(Loss)	(13,272)	(7,067)	(228,460)	(2,968)
Balance, December 31, 2022	$74,318	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 011	Series Gallery Drop 012	Series Gallery Drop 013	Series Gallery Drop 014
Balance, December 31, 2020	$22,730	$142,127	$88,422	$29,787
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	(882)	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(1,870)	(3,087)	(5,181)	(1,943)
Balance, December 31, 2021	$20,939	$139,119	$82,438	$27,923
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	-	-	5,073
Distributions	-	-	-	(30,000)
Net Income/(Loss)	(3,139)	(3,808)	(3,489)	(2,996)
Balance, December 31, 2022	$17,800	$135,311	$78,949	$-

	Series Gallery Drop 015	Series Gallery Drop 016	Series Gallery Drop 017	Series Gallery Drop 018
Balance, December 31, 2020	$24,388	$19,299	$49,392	$11,298
Membership Contributions	-	-	-	1
Less: Brokerage Fees	-	-	-	(1)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(1,849)	(1,759)	(2,070)	(1,751)
Balance, December 31, 2021	$22,618	$17,619	$47,401	$9,626
Membership Contributions	-	-	-	(1)
Less: Brokerage Fees	-	-	-	-
Capital Contributions	4,377	4,865	-	4,403
Distributions	(10,260)	(19,539)	-	(28,142)
Net Income/(Loss)	(16,735)	(2,945)	(3,290)	11,140
Balance, December 31, 2022	$-	$-	$44,111	$(2,974)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 019	Series Gallery Drop 020	Series Gallery Drop 021	Series Gallery Drop 022
Balance, December 31, 2020	$18,540	$134,118	$26,374	$30,447
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	80	2,129	79	79
Distributions	-	(225,480)	-	-
Net Income/(Loss)	(1,827)	89,239	(1,908)	(1,943)
Balance, December 31, 2021	$16,793	$6	$24,545	$28,583
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	4,258	(6)	4,994	4,360
Distributions	(14,085)	-	(26,560)	(29,948)
Net Income/(Loss)	(6,966)	-	(2,979)	(2,995)
Balance, December 31, 2022	$-	$-	$-	$-

	Series Gallery Drop 023	Series Gallery Drop 024	Series Gallery Drop 025	Series Gallery Drop 026
Balance, December 31, 2020	$14,736	$22,786	$74,922	$95,348
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	(2,872)	79
Distributions	-	-	(71,910)	-
Net Income/(Loss)	(1,788)	(1,870)	(140)	(2,620)
Balance, December 31, 2021	$13,027	$20,995	$-	$92,807
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	4,586	4,565	-	4,779
Distributions	(35,100)	(32,550)	-	(200,700)
Net Income/(Loss)	14,554	6,009	-	103,114
Balance, December 31, 2022	$(2,933)	$(981)	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 027	Series Gallery Drop 028	Series Gallery Drop 029	Series Gallery Drop 030
Balance, December 31, 2020	$61,073	$18,252	$53,325	$23,802
Membership Contributions	1	-	-	-
Less: Brokerage Fees	(1)	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	2,030	79	79	79
Distributions	(180,440)	-	-	-
Net Income/(Loss)	117,337	(1,823)	(2,185)	(1,880)
Balance, December 31, 2021	$-	$16,508	$51,219	$22,001
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	4,934	5,197	-
Distributions	-	(18,500)	(53,309)	-
Net Income/(Loss)	-	(2,942)	(3,107)	(3,355)
Balance, December 31, 2022	$-	$-	$-	$18,646

	Series Gallery Drop 031	Series Gallery Drop 032	Series Gallery Drop 033	Series Gallery Drop 034
Balance, December 31, 2020	$47,207	$4,489	$23,401	$407,573
Membership Contributions	-	-	210	-
Less: Brokerage Fees	(470)	-	(235)	-
Equity to Artist / Third Party	-	-	-	10,000
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(4,607)	(1,671)	(3,549)	(5,844)
Balance, December 31, 2021	$42,209	$2,897	$19,906	$411,808
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	4,276	4,525	-
Distributions	-	(8,900)	(21,475)	-
Net Income/(Loss)	(3,257)	1,727	(2,956)	(5,348)
Balance, December 31, 2022	$38,952	$-	$-	$406,460

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 035	Series Gallery Drop 036	Series Gallery Drop 037	Series Gallery Drop 038
Balance, December 31, 2020	$72,839	$48,125	$24,534	$72,073
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	78	79
Distributions	-	-	-	-
Net Income/(Loss)	(32,687)	(2,100)	(1,814)	(2,309)
Balance, December 31, 2021	$40,231	$46,104	$22,798	$69,843
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	5,180	5,181	4,932	4,872
Distributions	(28,500)	(48,202)	(24,758)	(49,466)
Net Income/(Loss)	(16,911)	(3,083)	(2,972)	(25,249)
Balance, December 31, 2022	$-	$-	$-	$-

	Series Gallery Drop 039	Series Gallery Drop 040	Series Gallery Drop 041	Series Gallery Drop 042
Balance, December 31, 2020	$62,195	$35,490	$4,651	$19,704
Membership Contributions	-	10	-	-
Less: Brokerage Fees	-	(355)	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(2,206)	(3,664)	(1,607)	(1,764)
Balance, December 31, 2021	$60,068	$31,560	$3,123	$18,019
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	4,663	4,722	4,930
Distributions	-	(33,211)	(4,969)	(20,000)
Net Income/(Loss)	(3,364)	(3,012)	(2,876)	(2,949)
Balance, December 31, 2022	$56,704	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 043	Series Gallery Drop 044	Series Gallery Drop 045	Series Gallery Drop 046
Balance, December 31, 2020	$66,960	$233,300	$229,790	$-
Membership Contributions	40	517,500	210	53,000
Less: Brokerage Fees	(670)	(4,667)	(2,300)	(530)
Equity to Artist / Third Party	-	(50,800)	-	-
Capital Contributions	79	79	2,117	79
Distributions	-	-	-	-
Net Income/(Loss)	(28,047)	(19,595)	455,233	(2,885)
Balance, December 31, 2021	$38,362	$675,817	$685,050	$49,664
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	4,950	-	(110)	-
Distributions	(33,500)	-	(684,940)	-
Net Income/(Loss)	(9,812)	(4,139)	-	(9,651)
Balance, December 31, 2022	$-	$671,678	$-	$40,013

	Series Gallery Drop 047	Series Gallery Drop 048	Series Gallery Drop 049	Series Gallery Drop 050
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	30,000	58,000	225,000	29,500
Less: Brokerage Fees	(300)	(580)	(2,250)	(295)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(1,614)	(1,784)	(10,220)	(2,756)
Balance, December 31, 2021	$28,165	$55,715	$212,609	$26,528
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	3,190	-	-	3,411
Distributions	(72,030)	-	-	(9,765)
Net Income/(Loss)	30,517	(25,403)	(4,161)	(20,174)
Balance, December 31, 2022	$(10,158)	$30,312	$208,448	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 051	Series Gallery Drop 052	Series Gallery Drop 053	Series Gallery Drop 054
Balance, December 31, 2020	$-	$10,000	$-	$-
Membership Contributions	31,000	-	79,500	19,000
Less: Brokerage Fees	(310)	(100)	(795)	(190)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(2,718)	(2,464)	(38,006)	(1,815)
Balance, December 31, 2021	$28,051	$7,515	$40,778	$17,074
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	3,561	3,842	3,084
Distributions	-	(3,930)	(23,771)	(12,996)
Net Income/(Loss)	(5,799)	(7,146)	(20,849)	(7,162)
Balance, December 31, 2022	$22,252	$-	$-	$-

	Series Gallery Drop 055	Series Gallery Drop 056	Series Gallery Drop 057	Series Gallery Drop 058
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	47,500	21,200	18,000	22,400
Less: Brokerage Fees	(475)	(212)	(180)	(224)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(3,082)	(1,926)	(10,142)	(6,409)
Balance, December 31, 2021	$44,022	$19,141	$7,757	$15,846
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	3,348	3,115	3,071	3,117
Distributions	(21,660)	(11,321)	(9,936)	(5,264)
Net Income/(Loss)	(25,710)	(10,935)	(892)	(13,699)
Balance, December 31, 2022	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 059	Series Gallery Drop 060	Series Gallery Drop 061	Series Gallery Drop 062
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	77,600	51,100	23,100	16,200
Less: Brokerage Fees	(776)	(511)	(231)	(162)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(4,242)	(3,262)	(1,925)	(1,653)
Balance, December 31, 2021	$72,661	$47,406	$21,023	$14,464
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	2,899	3,116	3,307
Distributions	-	(140,014)	(12,128)	(22,502)
Net Income/(Loss)	(3,354)	67,183	(12,011)	3,965
Balance, December 31, 2022	$69,307	$(22,526)	$-	$(766)

	Series Gallery Drop 063	Series Gallery Drop 064	Series Gallery Drop 065	Series Gallery Drop 066
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	21,100	33,700	21,100	94,700
Less: Brokerage Fees	(211)	(337)	(211)	(947)
Equity to Artist / Third Party	-	-	5,020	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(1,926)	(2,458)	(1,847)	(35,125)
Balance, December 31, 2021	$19,042	$30,984	$24,141	$58,707
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	-	3,100	-
Distributions	-	-	(27,530)	-
Net Income/(Loss)	(3,046)	(15,071)	289	(3,377)
Balance, December 31, 2022	$15,996	$15,913	$-	$55,330

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 067	Series Gallery Drop 068	Series Gallery Drop 069	Series Gallery Drop 070
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	63,200	25,300	37,000	32,800
Less: Brokerage Fees	(632)	(253)	(370)	(328)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(3,795)	(2,103)	(6,210)	(4,722)
Balance, December 31, 2021	$58,852	$23,023	$30,499	$27,829
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	3,683	3,139	3,269	3,165
Distributions	(19,276)	(8,830)	(7,474)	(10,824)
Net Income/(Loss)	(43,259)	(17,332)	(26,294)	(20,170)
Balance, December 31, 2022	$-	$-	$-	$-

	Series Gallery Drop 071	Series Gallery Drop 072	Series Gallery Drop 073	Series Gallery Drop 074
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	78,900	297,500	46,600	22,000
Less: Brokerage Fees	(789)	(2,975)	(466)	(220)
Equity to Artist / Third Party	25,000	52,500	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(4,371)	(91,956)	(19,266)	(7,670)
Balance, December 31, 2021	$98,819	$255,148	$26,947	$14,189
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	5,481	3,459	3,249
Distributions	-	(127,400)	(18,826)	(12,144)
Net Income/(Loss)	(25,553)	(133,229)	(11,580)	(5,294)
Balance, December 31, 2022	$73,266	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 075	Series Gallery Drop 076	Series Gallery Drop 077	Series Gallery Drop 078
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	58,300	58,300	38,800	22,000
Less: Brokerage Fees	(583)	(583)	(388)	(220)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(2,742)	(49,534)	(20,290)	(1,870)
Balance, December 31, 2021	$54,975	$8,262	$18,201	$19,989
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	-	3,389	3,238	3,081
Distributions	-	(4,139)	(6,092)	(20,944)
Net Income/(Loss)	(53,227)	(7,512)	(15,347)	(2,126)
Balance, December 31, 2022	$1,748	$-	$-	$-

	Series Gallery Drop 079	Series Gallery Drop 080	Series Gallery Drop 082	Series Gallery Drop 083
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	21,200	15,800	84,200	47,400
Less: Brokerage Fees	(212)	(158)	(842)	(474)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Income/(Loss)	(1,888)	(1,616)	(4,641)	(24,343)
Balance, December 31, 2021	$19,179	$14,105	$78,796	$22,662
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	3,236	3,024	2,649	3,495
Distributions	(15,709)	(28,645)	(104,947)	(14,125)
Net Income/(Loss)	(6,706)	8,969	18,616	(12,032)
Balance, December 31, 2022	$-	$(2,547)	$(4,886)	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 086	Series Gallery Drop 089	Series Gallery Drop 091	Series Gallery Drop 093
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	94,700	25,200	39,400	45,800
Less: Brokerage Fees	(947)	(252)	(394)	(458)
Equity to Artist / Third Party	270,000	-	-	-
Capital Contributions	79	79	-	79
Distributions	-	-	-	-
Net Income/(Loss)	(22,745)	(2,020)	(21,321)	(2,941)
Balance, December 31, 2021	$341,087	$23,007	$17,685	$42,480
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	4,027	3,061	2,164	3,261
Distributions	(137,492)	(2,570)	(14,460)	(12,137)
Net Income/(Loss)	(207,622)	(23,498)	(5,389)	(33,604)
Balance, December 31, 2022	$-	$-	$-	$-

	Series Gallery Drop 094	Series Gallery Drop 095	Series Gallery Drop 096	Series Gallery Drop 097
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	22,800	47,600	30,500	31,600
Less: Brokerage Fees	(228)	(476)	(305)	(316)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	79	79	569
Distributions	-	-	-	(301,050)
Net Income/(Loss)	(1,394)	(13,502)	(10,214)	269,197
Balance, December 31, 2021	$21,178	$33,701	$20,060	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	2,786	3,260	3,281	(28)
Distributions	(14,341)	(14,756)	(13,237)	28
Net Income/(Loss)	(9,623)	(22,205)	(10,104)	-
Balance, December 31, 2022	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 098	Series Gallery Drop 099	Series Gallery Drop 100	Series Gallery Drop 101
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	14,700	136,800	19,500	211,300
Less: Brokerage Fees	(147)	(1,368)	(195)	(2,113)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	-	79	-
Distributions	-	-	-	-
Net Income/(Loss)	(1,480)	(6,064)	(2,733)	(30,424)
Balance, December 31, 2021	$13,152	$129,368	$16,651	$178,763
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	2,963	-	3,000	-
Distributions	(3,278)	-	(13,748)	-
Net Income/(Loss)	(12,837)	(3,677)	(5,903)	(3,819)
Balance, December 31, 2022	$-	$125,691	$-	$174,944

	Series Gallery Drop 102	Series Gallery Drop 103	Series Gallery Drop 104	Series Gallery Drop 105
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	14,800	18,400	13,100	65,000
Less: Brokerage Fees	(148)	(184)	(131)	(650)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	79	-
Distributions	-	-	-	-
Net Income/(Loss)	(6,107)	(1,108)	(1,361)	(22,034)
Balance, December 31, 2021	$8,545	$17,108	$11,687	$42,316
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	2,531	2,825	2,918	3,004
Distributions	(2,131)	(35,034)	(25,545)	(71,500)
Net Income/(Loss)	(8,945)	11,486	8,477	25,135
Balance, December 31, 2022	$-	$(3,615)	$(2,463)	$(1,045)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 107	Series Gallery Drop 108	Series Gallery Drop 109	Series Gallery Drop 110
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	23,800	31,700	32,400	10,600
Less: Brokerage Fees	(238)	(317)	(324)	(106)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	-	-	-
Distributions	-	-	-	-
Net Income/(Loss)	(1,886)	(1,758)	(1,813)	(776)
Balance, December 31, 2021	$21,755	$29,625	$30,263	$9,718
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	3,005	2,682	2,838	2,004
Distributions	(8,830)	(8,274)	(12,150)	(16,282)
Net Income/(Loss)	(15,930)	(24,033)	(20,951)	3,609
Balance, December 31, 2022	$-	$-	$-	$(951)

	Series Gallery Drop 111	Series Gallery Drop 112	Series Gallery Drop 113	Series Gallery Drop 114
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	18,900	60,000	57,900	13,500
Less: Brokerage Fees	(189)	(600)	(579)	(135)
Equity to Artist / Third Party	-	15,000	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Income/(Loss)	(1,074)	(3,130)	(2,882)	(895)
Balance, December 31, 2021	$17,637	$71,270	$54,439	$12,470
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Capital Contributions	2,513	3,277	-	3,361
Distributions	(8,297)	(14,025)	-	(11,084)
Net Income/(Loss)	(11,853)	(60,522)	(46,151)	(4,747)
Balance, December 31, 2022	$-	$-	$8,288	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 115	Series Gallery Drop 116	Series Gallery Drop 117	Series Gallery Drop 118
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	16,500	-	-	-
Less: Brokerage Fees	(165)	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	395	149	48
Distributions	-	-	-	-
Net Income/(Loss)	(986)	-	(16,500)	(9,400)
Balance, December 31, 2021	$15,349	$395	$(16,351)	$(9,352)
Membership Contributions	-	236,800	93,700	-
Less: Brokerage Fees	-	(2,368)	(937)	-
Capital Contributions	2,734	(395)	(149)	-
Distributions	(6,798)	-	-	-
Net Income/(Loss)	(11,285)	(76,030)	(19,057)	9,352
Balance, December 31, 2022	$-	$158,402	$57,206	$-

	Series Gallery Drop 119	Series Gallery Drop 120	Series Gallery Drop 121	Series Gallery Drop 122
Balance, December 31, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	115,800
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	140	99	52	184
Distributions	-	-	-	-
Net Income/(Loss)	-	-	-	-
Balance, December 31, 2021	$140	$99	$52	$115,984
Membership Contributions	88,400	-	32,800	-
Less: Brokerage Fees	(884)	-	(328)	(1,158)
Capital Contributions	-	-	2,073	(184)
Distributions	-	-	(20,336)	-
Net Income/(Loss)	(61,652)	(99)	(14,261)	(7,921)
Balance, December 31, 2022	$26,004	$-	$-	$106,721

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (AUDITED)

	Series Gallery Drop 123	Unallocated	Total Consolidated
Balance, December 31, 2020	$-	$(10,281)	$3,122,309
Membership Contributions	-	-	3,652,272
Less: Brokerage Fees	-	-	(39,866)
Equity to Artist / Third Party	-	-	326,720
Capital Contributions	74	(1)	11,749
Distributions	-	-	(778,880)
Net Income/(Loss)	-	(13,465)	175,381
Balance, December 31, 2021	$74	$(23,747)	$6,469,685
Membership Contributions	46,800	-	498,499
Less: Brokerage Fees	(468)	-	(6,143)
Capital Contributions	(74)	23,747	307,996
Distributions	-	-	(2,884,548)
Net Income/(Loss)	(4,974)	-	(1,408,088)
Balance, December 31, 2022	$41,358	$-	$2,977,401

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series #KW	Series Drop 002	Series Drop 003	Series Drop 004
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,366)	$(2,996)	$(3,202)	$(30,432)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	-	-	5,193
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	-	22,921
Total Adjustments	-	-	-	28,114
Net Cash Flows From Operating Activities:	(4,366)	(2,996)	(3,202)	(2,318)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	16,227
Net Cash Flows From Investing Activities	-	-	-	16,227

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	4,366	(2,232)	3,202	(2,341)
Capital Contributions	-	4,454	-	4,652
Membership Contributions, net	-	-	-	-
Distributions	-	-	-	(16,930)
Net Cash Flows From Financing Activities	4,366	2,222	3,202	(14,619)

Cash at Beginning of Period	125	774	61	710
Net Increase/(Decrease) In Cash	-	(774)	-	(710)
Cash at End of Period	$125	$-	$61	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	30,000	-	-
Distribution of equity issued by related party	$-	$(30,000)	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Drop 005	Series Drop 008	Series Drop 009	Series Drop 010
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(13,272)	$(7,067)	$(228,460)	$(2,968)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	4,860	225,000	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	9,750	-	-	-
Total Adjustments	9,750	4,860	225,000	-
Net Cash Flows From Operating Activities:	(3,522)	(2,207)	(3,460)	(2,968)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	30,140	85,000	-
Net Cash Flows From Investing Activities	-	30,140	85,000	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,522	(2,285)	(5,144)	(2,168)
Capital Contributions	-	4,484	8,572	5,125
Membership Contributions, net	-	-	-	-
Distributions	-	(30,950)	(87,555)	-
Net Cash Flows From Financing Activities	3,522	(28,751)	(84,127)	2,957

Cash at Beginning of Period	445	818	2,587	11
Net Increase/(Decrease) In Cash	-	(818)	(2,587)	(11)
Cash at End of Period	$445	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	24,000
Distribution of equity issued by related party	$-	$-	$-	$(24,000)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 011	Series Gallery Drop 012	Series Gallery Drop 013	Series Gallery Drop 014
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,139)	$(3,808)	$(3,489)	$(2,996)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	-	-	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(3,139)	(3,808)	(3,489)	(2,996)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,139	3,808	3,489	(2,231)
Capital Contributions	-	-	-	5,073
Membership Contributions, net	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	3,139	3,808	3,489	2,842

Cash at Beginning of Period	97	2,494	388	154
Net Increase/(Decrease) In Cash	-	-	-	(154)
Cash at End of Period	$97	$2,494	$388	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	30,000
Distribution of equity issued by related party	$-	$-	$-	$(30,000)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 015	Series Gallery Drop 016	Series Gallery Drop 017	Series Gallery Drop 018
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(16,735)	$(2,945)	$(3,290)	$11,140
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	11,160	-	-	(16,480)
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	2,974
Loss on Impairment	3,330	-	-	-
Total Adjustments	14,490	-	-	(13,506)
Net Cash Flows From Operating Activities:	(2,245)	(2,945)	(3,290)	(2,366)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	10,260	-	-	28,080
Net Cash Flows From Investing Activities	10,260	-	-	28,080

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(2,137)	(2,047)	3,290	(2,039)
Capital Contributions	4,377	4,865	-	4,403
Membership Contributions, net	-	-	-	(1)
Distributions	(10,260)	-	-	(28,142)
Net Cash Flows From Financing Activities	(8,020)	2,818	3,290	(25,779)

Cash at Beginning of Period	5	127	259	65
Net Increase/(Decrease) In Cash	(5)	(127)	-	(65)
Cash at End of Period	$-	$-	$259	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	19,539	-	-
Distribution of equity issued by related party	$-	$(19,539)	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 019	Series Gallery Drop 020	Series Gallery Drop 021	Series Gallery Drop 022
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(6,966)	$-	$(2,979)	$(2,995)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	4,820	-	-	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	4,820	-	-	-
Net Cash Flows From Operating Activities:	(2,146)	-	(2,979)	(2,995)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	14,080	-	-	-
Net Cash Flows From Investing Activities	14,080	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(2,114)	-	(2,195)	(2,231)
Capital Contributions	4,258	(6)	4,994	4,360
Membership Contributions, net	-	-	-	-
Distributions	(14,085)	-	-	-
Net Cash Flows From Financing Activities	(11,941)	(6)	2,799	2,129

Cash at Beginning of Period	7	6	180	866
Net Increase/(Decrease) In Cash	(7)	(6)	(180)	(866)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	26,560	29,948
Distribution of equity issued by related party	$-	$-	$(26,560)	$(29,948)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 023	Series Gallery Drop 024	Series Gallery Drop 025	Series Gallery Drop 026
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$14,554	$6,009	$-	$103,114
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	(20,000)	(9,400)	-	(105,000)
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	2,933	981	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	(17,067)	(8,419)	-	(105,000)
Net Cash Flows From Operating Activities:	(2,513)	(2,410)	-	(1,886)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	35,000	32,400	-	200,000
Net Cash Flows From Investing Activities	35,000	32,400	-	200,000

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(2,076)	(2,158)	(140)	(2,908)
Capital Contributions	4,586	4,565	-	4,779
Membership Contributions, net	-	-	-	-
Distributions	(35,100)	(32,550)	-	(200,700)
Net Cash Flows From Financing Activities	(32,590)	(30,143)	(140)	(198,829)

Cash at Beginning of Period	103	153	140	715
Net Increase/(Decrease) In Cash	(103)	(153)	(140)	(715)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 027	Series Gallery Drop 028	Series Gallery Drop 029	Series Gallery Drop 030
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(2,942)	$(3,107)	$(3,355)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	-	-	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	-	(2,942)	(3,107)	(3,355)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	-	(2,111)	(2,473)	3,355
Capital Contributions	-	4,934	5,197	-
Membership Contributions, net	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	-	2,823	2,724	3,355

Cash at Beginning of Period	-	119	383	169
Net Increase/(Decrease) In Cash	-	(119)	(383)	-
Cash at End of Period	$-	$-	$-	$169

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	18,500	53,309	-
Distribution of equity issued by related party	$-	$(18,500)	$(53,309)	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 031	Series Gallery Drop 032	Series Gallery Drop 033	Series Gallery Drop 034
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,257)	$1,727	$(2,956)	$(5,348)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	(4,066)	-	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	(4,066)	-	-
Net Cash Flows From Operating Activities:	(3,257)	(2,339)	(2,956)	(5,348)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	8,910	-	-
Net Cash Flows From Investing Activities	-	8,910	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,257	(1,959)	(1,689)	5,348
Capital Contributions	-	4,276	4,525	-
Membership Contributions, net	-	-	-	-
Distributions	-	(8,900)	-	-
Net Cash Flows From Financing Activities	3,257	(6,583)	2,836	5,348

Cash at Beginning of Period	294	12	120	2,940
Net Increase/(Decrease) In Cash	-	(12)	(120)	-
Cash at End of Period	$294	$-	$-	$2,940

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	21,475	-
Distribution of equity issued by related party	$-	$-	$(21,475)	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 035	Series Gallery Drop 036	Series Gallery Drop 037	Series Gallery Drop 038
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(16,911)	$(3,083)	$(2,972)	$(25,249)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	14,400	-	-	(1,500)
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	-	24,405
Total Adjustments	14,400	-	-	22,905
Net Cash Flows From Operating Activities:	(2,511)	(3,083)	(2,972)	(2,344)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	28,000	-	-	49,500
Net Cash Flows From Investing Activities	28,000	-	-	49,500

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(2,675)	(2,420)	(2,103)	(2,597)
Capital Contributions	5,180	5,181	4,932	4,872
Membership Contributions, net	-	-	-	-
Distributions	(28,500)	-	-	(49,466)
Net Cash Flows From Financing Activities	(25,995)	2,761	2,829	(47,191)

Cash at Beginning of Period	506	322	143	35
Net Increase/(Decrease) In Cash	(506)	(322)	(143)	(35)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	48,202	24,758	-
Distribution of equity issued by related party	$-	$(48,202)	$(24,758)	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 039	Series Gallery Drop 040	Series Gallery Drop 041	Series Gallery Drop 042
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,364)	$(3,012)	$(2,876)	$(2,949)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	-	-	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(3,364)	(3,012)	(2,876)	(2,949)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,364	(1,694)	(1,895)	(2,052)
Capital Contributions	-	4,663	4,722	4,930
Membership Contributions, net	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	3,364	2,969	2,827	2,878

Cash at Beginning of Period	62	43	49	71
Net Increase/(Decrease) In Cash	-	(43)	(49)	(71)
Cash at End of Period	$62	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	33,211	4,969	20,000
Distribution of equity issued by related party	$-	$(33,211)	$(4,969)	$(20,000)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 043	Series Gallery Drop 044	Series Gallery Drop 045	Series Gallery Drop 046
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(9,812)	$(4,139)	$-	$(9,651)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	-	-	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	4,139	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	6,700	-	-	6,455
Total Adjustments	6,700	4,139	-	6,455
Net Cash Flows From Operating Activities:	(3,112)	-	-	(3,196)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(1,888)	-	-	3,196
Capital Contributions	4,950	-	(110)	-
Membership Contributions, net	-	-	-	-
Distributions	-	-	(684,940)	-
Net Cash Flows From Financing Activities	3,062	-	(685,050)	3,196

Cash at Beginning of Period	50	50	685,050	50
Net Increase/(Decrease) In Cash	(50)	-	(685,050)	-
Cash at End of Period	$-	$50	$-	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	33,500	-	-	-
Distribution of equity issued by related party	$(33,500)	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 047	Series Gallery Drop 048	Series Gallery Drop 049	Series Gallery Drop 050
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$30,517	$(25,403)	$(4,161)	$(20,174)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	(42,784)	-	-	9,480
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	10,158	-	-	-
Loss on Impairment	-	22,147	-	8,349
Total Adjustments	(32,626)	22,147	-	17,829
Net Cash Flows From Operating Activities:	(2,109)	(3,256)	(4,161)	(2,345)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	72,000	-	-	9,720
Net Cash Flows From Investing Activities	72,000	-	-	9,720

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(1,101)	3,256	4,161	(1,071)
Capital Contributions	3,190	-	-	3,411
Membership Contributions, net	-	-	-	-
Distributions	(72,030)	-	-	(9,765)
Net Cash Flows From Financing Activities	(69,941)	3,256	4,161	(7,425)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	-	-	(50)
Cash at End of Period	$-	$50	$50	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 051	Series Gallery Drop 052	Series Gallery Drop 053	Series Gallery Drop 054
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(5,799)	$(7,146)	$(20,849)	$(7,162)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	1,632	18,240	5,093
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	2,701	3,480	154	-
Total Adjustments	2,701	5,112	18,394	5,093
Net Cash Flows From Operating Activities:	(3,098)	(2,034)	(2,455)	(2,069)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	3,888	23,760	12,960
Net Cash Flows From Investing Activities	-	3,888	23,760	12,960

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,098	(1,535)	(1,426)	(1,029)
Capital Contributions	-	3,561	3,842	3,084
Membership Contributions, net	-	-	-	-
Distributions	-	(3,930)	(23,771)	(12,996)
Net Cash Flows From Financing Activities	3,098	(1,904)	(21,355)	(10,941)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	-	(50)	(50)	(50)
Cash at End of Period	$50	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 055	Series Gallery Drop 056	Series Gallery Drop 057	Series Gallery Drop 058
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(25,710)	$(10,935)	$(892)	$(13,699)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	1,218	4,925	(1,900)	295
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	22,324	3,935	730	11,327
Total Adjustments	23,542	8,860	(1,170)	11,622
Net Cash Flows From Operating Activities:	(2,168)	(2,075)	(2,062)	(2,077)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	21,637	11,275	9,900	5,225
Net Cash Flows From Investing Activities	21,637	11,275	9,900	5,225

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(1,207)	(1,044)	(1,023)	(1,051)
Capital Contributions	3,348	3,115	3,071	3,117
Membership Contributions, net	-	-	-	-
Distributions	(21,660)	(11,321)	(9,936)	(5,264)
Net Cash Flows From Financing Activities	(19,519)	(9,250)	(7,888)	(3,198)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	(50)	(50)	(50)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 059	Series Gallery Drop 060	Series Gallery Drop 061	Series Gallery Drop 062
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,354)	$67,183	$(12,011)	$3,965
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	(91,415)	9,928	(7,037)
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	22,526	-	766
Loss on Impairment	-	-	-	-
Total Adjustments	-	(68,889)	9,928	(6,271)
Net Cash Flows From Operating Activities:	(3,354)	(1,706)	(2,083)	(2,306)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	140,000	12,100	22,464
Net Cash Flows From Investing Activities	-	140,000	12,100	22,464

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,354	(1,229)	(1,055)	(1,013)
Capital Contributions	-	2,899	3,116	3,307
Membership Contributions, net	-	-	-	-
Distributions	-	(140,014)	(12,128)	(22,502)
Net Cash Flows From Financing Activities	3,354	(138,344)	(10,067)	(20,208)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	-	(50)	(50)	(50)
Cash at End of Period	$50	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 063	Series Gallery Drop 064	Series Gallery Drop 065	Series Gallery Drop 066
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,046)	$(15,071)	$289	$(3,377)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	-	(2,366)	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	11,956	-	-
Total Adjustments	-	11,956	(2,366)	-
Net Cash Flows From Operating Activities:	(3,046)	(3,115)	(2,077)	(3,377)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	27,501	-
Net Cash Flows From Investing Activities	-	-	27,501	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,046	3,115	(1,044)	3,377
Capital Contributions	-	-	3,100	-
Membership Contributions, net	-	-	-	-
Distributions	-	-	(27,530)	-
Net Cash Flows From Financing Activities	3,046	3,115	(25,474)	3,377

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	-	-	(50)	-
Cash at End of Period	$50	$50	$-	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 067	Series Gallery Drop 068	Series Gallery Drop 069	Series Gallery Drop 070
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(43,259)	$(17,332)	$(26,294)	$(20,170)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	10,948	(300)	20,365	4,800
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	29,908	15,542	3,800	13,255
Total Adjustments	40,856	15,242	24,165	18,055
Net Cash Flows From Operating Activities:	(2,403)	(2,090)	(2,129)	(2,115)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	19,250	8,800	7,425	10,800
Net Cash Flows From Investing Activities	19,250	8,800	7,425	10,800

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(1,304)	(1,069)	(1,141)	(1,076)
Capital Contributions	3,683	3,139	3,269	3,165
Membership Contributions, net	-	-	-	-
Distributions	(19,276)	(8,830)	(7,474)	(10,824)
Net Cash Flows From Financing Activities	(16,897)	(6,760)	(5,346)	(8,735)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	(50)	(50)	(50)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 071	Series Gallery Drop 072	Series Gallery Drop 073	Series Gallery Drop 074
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(25,553)	$(133,229)	$(11,580)	$(5,294)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	130,197	8,790	3,045
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	22,132	-	458	-
Total Adjustments	22,132	130,197	9,248	3,045
Net Cash Flows From Operating Activities:	(3,421)	(3,032)	(2,332)	(2,249)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	127,600	18,810	12,102
Net Cash Flows From Investing Activities	-	127,600	18,810	12,102

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	3,421	(2,699)	(1,161)	(1,008)
Capital Contributions	-	5,481	3,459	3,249
Membership Contributions, net	-	-	-	-
Distributions	-	(127,400)	(18,826)	(12,144)
Net Cash Flows From Financing Activities	3,421	(124,618)	(16,528)	(9,903)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	-	(50)	(50)	(50)
Cash at End of Period	$50	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 075	Series Gallery Drop 076	Series Gallery Drop 077	Series Gallery Drop 078
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(53,227)	$(7,512)	$(15,347)	$(2,126)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	51,322	1,874	5,950	47
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	3,448	7,265	-
Total Adjustments	51,322	5,322	13,215	47
Net Cash Flows From Operating Activities:	(1,905)	(2,190)	(2,132)	(2,079)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	4,125	4,125	6,050	20,900
Net Cash Flows From Investing Activities	4,125	4,125	6,050	20,900

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	1,905	(1,235)	(1,114)	(1,008)
Capital Contributions	-	3,389	3,238	3,081
Membership Contributions, net	-	-	-	-
Distributions	-	(4,139)	(6,092)	(20,944)
Net Cash Flows From Financing Activities	1,905	(1,985)	(3,968)	(18,871)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	4,125	(50)	(50)	(50)
Cash at End of Period	$4,175	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 079	Series Gallery Drop 080	Series Gallery Drop 082	Series Gallery Drop 083
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(6,706)	$8,969	$18,616	$(12,032)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	4,458	(13,574)	(24,859)	5,120
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	2,547	4,886	-
Loss on Impairment	-	-	-	4,579
Total Adjustments	4,458	(11,027)	(19,973)	9,699
Net Cash Flows From Operating Activities:	(2,248)	(2,058)	(1,357)	(2,333)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	15,675	28,600	105,000	14,080
Net Cash Flows From Investing Activities	15,675	28,600	105,000	14,080

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(1,004)	(971)	(1,395)	(1,167)
Capital Contributions	3,236	3,024	2,649	3,495
Membership Contributions, net	-	-	-	-
Distributions	(15,709)	(28,645)	(104,947)	(14,125)
Net Cash Flows From Financing Activities	(13,477)	(26,592)	(103,693)	(11,797)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	(50)	(50)	(50)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 086	Series Gallery Drop 089	Series Gallery Drop 091	Series Gallery Drop 093
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(207,622)	$(23,498)	$(5,389)	$(33,604)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	42,500	1,970	1,767	(3,800)
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	162,458	19,446	1,839	35,247
Total Adjustments	204,958	21,416	3,606	31,447
Net Cash Flows From Operating Activities:	(2,664)	(2,082)	(1,783)	(2,157)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	137,500	2,530	14,433	12,100
Net Cash Flows From Investing Activities	137,500	2,530	14,433	12,100

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(1,421)	(989)	(404)	(1,117)
Capital Contributions	4,027	3,061	2,164	3,261
Membership Contributions, net	-	-	-	-
Distributions	(137,492)	(2,570)	(14,460)	(12,137)
Net Cash Flows From Financing Activities	(134,886)	(498)	(12,700)	(9,993)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	(50)	(50)	(50)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 094	Series Gallery Drop 095	Series Gallery Drop 096	Series Gallery Drop 097
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(9,623)	$(22,205)	$(10,104)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	7,369	20,039	(768)	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	-	8,600	-
Total Adjustments	7,369	20,039	7,832	-
Net Cash Flows From Operating Activities:	(2,254)	(2,166)	(2,272)	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	14,300	14,740	13,200	-
Net Cash Flows From Investing Activities	14,300	14,740	13,200	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(541)	(1,128)	(1,022)	-
Capital Contributions	2,786	3,260	3,281	(28)
Membership Contributions, net	-	-	-	-
Distributions	(14,341)	(14,756)	(13,237)	28
Net Cash Flows From Financing Activities	(12,096)	(12,624)	(10,978)	-

Cash at Beginning of Period	50	50	50	-
Net Increase/(Decrease) In Cash	(50)	(50)	(50)	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 098	Series Gallery Drop 099	Series Gallery Drop 100	Series Gallery Drop 101
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(12,837)	$(3,677)	$(5,903)	$(3,819)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	3,480	-	(1,963)	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	7,305	-	5,800	-
Total Adjustments	10,785	-	3,837	-
Net Cash Flows From Operating Activities:	(2,052)	(3,677)	(2,066)	(3,819)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	3,240	-	13,716	-
Net Cash Flows From Investing Activities	3,240	-	13,716	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(923)	3,677	(952)	3,819
Capital Contributions	2,963	-	3,000	-
Membership Contributions, net	-	-	-	-
Distributions	(3,278)	-	(13,748)	-
Net Cash Flows From Financing Activities	(1,238)	3,677	(11,700)	3,819

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	-	(50)	-
Cash at End of Period	$-	$50	$-	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 102	Series Gallery Drop 103	Series Gallery Drop 104	Series Gallery Drop 105
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(8,945)	$11,486	$8,477	$25,135
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	(860)	(17,469)	(12,987)	(36,511)
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	3,615	2,463	1,045
Loss on Impairment	7,755	-	-	8,000
Total Adjustments	6,895	(13,854)	(10,524)	(27,466)
Net Cash Flows From Operating Activities:	(2,050)	(2,368)	(2,047)	(2,331)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	2,090	35,000	25,498	71,500
Net Cash Flows From Investing Activities	2,090	35,000	25,498	71,500

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(490)	(473)	(874)	(723)
Capital Contributions	2,531	2,825	2,918	3,004
Membership Contributions, net	-	-	-	-
Distributions	(2,131)	(35,034)	(25,545)	(71,500)
Net Cash Flows From Financing Activities	(90)	(32,682)	(23,501)	(69,219)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	(50)	(50)	(50)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 107	Series Gallery Drop 108	Series Gallery Drop 109	Series Gallery Drop 110
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(15,930)	$(24,033)	$(20,951)	$3,609
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	13,846	21,921	2,951	(6,136)
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	951
Loss on Impairment	-	-	15,749	-
Total Adjustments	13,846	21,921	18,700	(5,185)
Net Cash Flows From Operating Activities:	(2,084)	(2,112)	(2,251)	(1,576)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	8,800	8,250	12,100	16,234
Net Cash Flows From Investing Activities	8,800	8,250	12,100	16,234

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(941)	(596)	(587)	(430)
Capital Contributions	3,005	2,682	2,838	2,004
Membership Contributions, net	-	-	-	-
Distributions	(8,830)	(8,274)	(12,150)	(16,282)
Net Cash Flows From Financing Activities	(6,766)	(6,188)	(9,899)	(14,708)

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	(50)	(50)	(50)
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 111	Series Gallery Drop 112	Series Gallery Drop 113	Series Gallery Drop 114
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(11,853)	$(60,522)	$(46,151)	$(4,747)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	9,782	8,760	12,660	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	-	49,300	31,097	1,746
Total Adjustments	9,782	58,060	43,757	1,746
Net Cash Flows From Operating Activities:	(2,071)	(2,462)	(2,394)	(3,001)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	8,250	14,040	-	-
Net Cash Flows From Investing Activities	8,250	14,040	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(445)	(880)	2,394	(410)
Capital Contributions	2,513	3,277	-	3,361
Membership Contributions, net	-	-	-	-
Distributions	(8,297)	(14,025)	-	-
Net Cash Flows From Financing Activities	(6,229)	(11,628)	2,394	2,951

Cash at Beginning of Period	50	50	50	50
Net Increase/(Decrease) In Cash	(50)	(50)	-	(50)
Cash at End of Period	$-	$-	$50	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	11,084
Distribution of equity issued by related party	$-	$-	$-	$(11,084)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 115	Series Gallery Drop 116	Series Gallery Drop 117	Series Gallery Drop 118
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(11,285)	$(76,030)	$(19,057)	$9,352
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	2,500	-	-	-
(Gain)/Loss on Cancellation of Note Payable	-	-	-	(9,352)
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	6,478	63,395	13,508	-
Total Adjustments	8,978	63,395	13,508	(9,352)
Net Cash Flows From Operating Activities:	(2,307)	(12,635)	(5,549)	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	6,750	-	-	-
Net Cash Flows From Investing Activities	6,750	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	(225,000)	(89,000)	-
Net Proceeds From/(Repayments to) Manager	(429)	3,648	1,985	-
Capital Contributions	2,734	(395)	(149)	-
Membership Contributions, net	-	234,432	92,763	-
Distributions	(6,798)	-	-	-
Net Cash Flows From Financing Activities	(4,493)	12,685	5,599	-

Cash at Beginning of Period	50	-	-	-
Net Increase/(Decrease) In Cash	(50)	50	50	-
Cash at End of Period	$-	$50	$50	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$-	$(28,545)
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 119	Series Gallery Drop 120	Series Gallery Drop 121	Series Gallery Drop 122
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(61,652)	$(99)	$(14,261)	$(7,921)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	45,840	-	10,732	-
(Gain)/Loss on Cancellation of Note Payable	-	99	-	-
Prepayments to Manager	-	-	-	-
Increase in Income Tax Payable	-	-	-	-
Loss on Impairment	9,140	-	-	-
Total Adjustments	54,980	99	10,732	-
Net Cash Flows From Operating Activities:	(6,672)	-	(3,529)	(7,921)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	20,520	-
Net Cash Flows From Investing Activities	-	-	20,520	-

Cash Flows From Financing Activities:
Repayment of loans – related party	(84,000)	-	(31,200)	(110,000)
Net Proceeds From/(Repayments to) Manager	3,206	-	-	3,513
Capital Contributions	-	-	2,073	(184)
Membership Contributions, net	87,516	-	32,472	114,642
Distributions	-	-	(20,336)	-
Net Cash Flows From Financing Activities	6,722	-	(16,991)	7,971

Cash at Beginning of Period	-	-	-	-
Net Increase/(Decrease) In Cash	50	-	-	50
Cash at End of Period	$50	$-	$-	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$(26,400)	$-	$-
Sale of Art and Other Collectibles for equity issued by related party	-	-	-	-
Distribution of equity issued by related party	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2022 (AUDITED)

	Series Gallery Drop 123	Unallocated	Total Consolidated
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,974)	$-	$(1,408,088)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
(Gain)/Loss on Sale of Asset	-	-	348,102
(Gain)/Loss on Cancellation of Note Payable	-	-	(9,253)
Prepayments to Manager	-	-	4,139
Increase in Income Tax Payable	-	-	55,845
Loss on Impairment	-	-	707,914
Total Adjustments	-	-	1,106,747
Net Cash Flows From Operating Activities:	(4,974)	-	(301,341)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	1,768,160
Net Cash Flows From Investing Activities	-	-	1,768,160

Cash Flows From Financing Activities:
Repayment of loans – related party	(44,444)	-	(583,644)
Net Proceeds From/(Repayments to) Manager	3,210	(23,747)	(36,183)
Capital Contributions	(74)	23,747	307,996
Membership Contributions, net	46,332	-	608,156
Distributions	-	-	(2,455,493)
Net Cash Flows From Financing Activities	5,024	-	(2,159,168)

Cash at Beginning of Period	-	-	704,758
Net Increase/(Decrease) In Cash	50	-	(692,349)
Cash at End of Period	$50	$-	$12,409

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Asset	$-	$-	$(54,945)
Sale of Art and Other Collectibles for equity issued by related party	-	-	429,055
Distribution of equity issued by related party	$-	$-	$(429,055)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series #KW	Series Drop 002	Series Drop 003	Series Drop 004
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,101)	$(1,943)	$(1,984)	$(2,052)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(4,101)	(1,943)	(1,984)	(2,052)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	2,360	1,864	1,905	1,973
Capital Contributions	79	79	79	79
Membership Contributions	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,439	1,943	1,984	2,052

Cash at Beginning of Period	1,787	774	61	710
Net Increase (Decrease) In Cash	(1,662)	-	-	-
Cash at End of Period	$125	$774	$61	$710

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Drop 005	Series Drop 008	Series Drop 009	Series Drop 010
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,567)	$(1,996)	$(4,855)	$(1,880)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(2,567)	(1,996)	(4,855)	(1,880)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	2,488	1,917	4,776	1,801
Capital Contributions	79	79	79	79
Membership Contributions	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,567	1,996	4,855	1,880

Cash at Beginning of Period	445	818	2,587	11
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$445	$818	$2,587	$11

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 011	Series Gallery Drop 012	Series Gallery Drop 013	Series Gallery Drop 014
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,870)	$(3,087)	$(5,181)	$(1,943)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	(1,578)	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	(1,578)	-
Net Cash Flows From Operating Activities:	(1,870)	(3,087)	(6,759)	(1,943)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	(84,150)	-
Net Proceeds From/(Repayments to) Manager	1,791	3,008	2,100	1,864
Capital Contributions	79	79	79	79
Membership Contributions	-	-	89,118	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,870	3,087	7,147	1,943

Cash at Beginning of Period	97	2,494	-	154
Net Increase (Decrease) In Cash	-	-	388	-
Cash at End of Period	$97	$2,494	$388	$154

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 015	Series Gallery Drop 016	Series Gallery Drop 017	Series Gallery Drop 018
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,849)	$(1,759)	$(2,070)	$(1,751)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(1,849)	(1,759)	(2,070)	(1,751)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	1,770	1,673	1,991	1,672
Capital Contributions	79	79	79	79
Membership Contributions	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,849	1,752	2,070	1,751

Cash at Beginning of Period	5	134	259	65
Net Increase (Decrease) In Cash	-	(7)	-	-
Cash at End of Period	$5	$127	$259	$65

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 019	Series Gallery Drop 020	Series Gallery Drop 021	Series Gallery Drop 022
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,827)	$89,239	$(1,908)	$(1,943)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	(91,000)	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	(91,000)	-	-
Net Cash Flows From Operating Activities:	(1,827)	(1,761)	(1,908)	(1,943)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	225,000	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	225,000	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	1,747	(367)	1,829	1,864
Capital Contributions	80	2,129	79	79
Membership Contributions	-	-	-	-
Distributions	-	(225,480)	-	-
Net Cash Flows From Financing Activities	1,827	(223,718)	1,908	1,943

Cash at Beginning of Period	7	485	180	866
Net Increase (Decrease) In Cash	-	(479)	-	-
Cash at End of Period	$7	$6	$180	$866

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 023	Series Gallery Drop 024	Series Gallery Drop 025	Series Gallery Drop 026
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,788)	$(1,870)	$(140)	$(2,620)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(1,788)	(1,870)	(140)	(2,620)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	1,709	1,791	(227)	2,541
Capital Contributions	79	79	(2,872)	79
Membership Contributions	-	-	-	-
Distributions	-	-	(71,910)	-
Net Cash Flows From Financing Activities	1,788	1,870	(75,009)	2,620

Cash at Beginning of Period	103	153	75,289	715
Net Increase (Decrease) In Cash	-	-	(75,149)	-
Cash at End of Period	$103	$153	$140	$715

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 027	Series Gallery Drop 028	Series Gallery Drop 029	Series Gallery Drop 030
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$117,337	$(1,823)	$(2,185)	$(1,880)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	(119,000)	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	(119,000)	-	-	-
Net Cash Flows From Operating Activities:	(1,663)	(1,823)	(2,185)	(1,880)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	180,000	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	180,000	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	(367)	1,744	2,106	1,801
Capital Contributions	2,030	79	79	79
Membership Contributions	-	-	-	-
Distributions	(180,440)	-	-	-
Net Cash Flows From Financing Activities	(178,777)	1,823	2,185	1,880

Cash at Beginning of Period	440	119	383	169
Net Increase (Decrease) In Cash	(440)	-	-	-
Cash at End of Period	$-	$119	$383	$169

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 031	Series Gallery Drop 032	Series Gallery Drop 033	Series Gallery Drop 034
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,607)	$(1,671)	$(3,549)	$(5,844)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	(793)	-	(389)	-
Loss on Impairment	-	-	-	-
Total Adjustments	(793)	-	(389)	-
Net Cash Flows From Operating Activities:	(5,400)	(1,671)	(3,938)	(5,844)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	(43,750)	(4,844)	(21,475)	-
Net Proceeds From/(Repayments to) Manager	1,835	1,521	1,689	5,765
Capital Contributions	79	79	79	79
Membership Contributions	47,530	-	23,765	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	5,694	(3,244)	4,058	5,844

Cash at Beginning of Period	-	4,927	-	2,940
Net Increase (Decrease) In Cash	294	(4,915)	120	-
Cash at End of Period	$294	$12	$120	$2,940

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	10,000
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 035	Series Gallery Drop 036	Series Gallery Drop 037	Series Gallery Drop 038
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(32,687)	$(2,100)	$(1,814)	$(2,309)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	30,300	-	-	-
Total Adjustments	30,300	-	-	-
Net Cash Flows From Operating Activities:	(2,387)	(2,100)	(1,814)	(2,309)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	2,308	2,053	1,736	2,230
Capital Contributions	79	79	78	79
Membership Contributions	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,387	2,132	1,814	2,309

Cash at Beginning of Period	506	290	143	35
Net Increase (Decrease) In Cash	-	32	-	-
Cash at End of Period	$506	$322	$143	$35

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 039	Series Gallery Drop 040	Series Gallery Drop 041	Series Gallery Drop 042
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,206)	$(3,664)	$(1,607)	$(1,764)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(2,206)	(3,664)	(1,607)	(1,764)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	(33,211)	-	-
Net Proceeds From/(Repayments to) Manager	2,127	1,694	1,528	1,685
Capital Contributions	79	79	79	79
Membership Contributions	-	35,145	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,206	3,707	1,607	1,764

Cash at Beginning of Period	62	-	49	71
Net Increase (Decrease) In Cash	-	43	-	-
Cash at End of Period	$62	$43	$49	$71

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 043	Series Gallery Drop 044	Series Gallery Drop 045	Series Gallery Drop 046
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(28,047)	$(19,595)	$455,233	$(2,885)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	(469,000)	-
Prepayments to Manager	-	(32,500)	-	-
Interest Payable	-	-	-	-
Loss on Impairment	22,800	-	-	-
Total Adjustments	22,800	(32,500)	(469,000)	-
Net Cash Flows From Operating Activities:	(5,247)	(52,095)	(13,767)	(2,885)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	685,000	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	-	(455)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	(50,800)	-	-
Net Cash Flows From Investing Activities	-	(50,800)	685,000	(455)

Cash Flows From Financing Activities:
Repayment of loans – related party	(63,000)	(416,700)	(216,000)	(50,400)
Net Proceeds From/(Repayments to) Manager	1,888	6,733	-	1,241
Capital Contributions	79	79	2,117	79
Membership Contributions	66,330	512,833	227,700	52,470
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	5,297	102,945	13,817	3,390

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	685,050	50
Cash at End of Period	$50	$50	$685,050	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$(50,800)	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 047	Series Gallery Drop 048	Series Gallery Drop 049	Series Gallery Drop 050
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,614)	$(1,784)	$(10,220)	$(2,756)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(1,614)	(1,784)	(10,220)	(2,756)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(416)	(697)	(376)	(2,549)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(416)	(697)	(376)	(2,549)

Cash Flows From Financing Activities:
Repayment of loans – related party	(28,800)	(56,250)	(214,500)	(25,000)
Net Proceeds From/(Repayments to) Manager	1,101	1,282	2,317	1,071
Capital Contributions	79	79	79	79
Membership Contributions	29,700	57,420	222,750	29,205
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,080	2,531	10,646	5,355

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 051	Series Gallery Drop 052	Series Gallery Drop 053	Series Gallery Drop 054
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,718)	$(2,464)	$(38,006)	$(1,815)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	36,000	-
Total Adjustments	-	-	36,000	-
Net Cash Flows From Operating Activities:	(2,718)	(2,464)	(2,006)	(1,815)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(102)	-	(154)	(53)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(102)	-	(154)	(53)

Cash Flows From Financing Activities:
Repayment of loans – related party	(28,999)	(9,000)	(78,000)	(18,000)
Net Proceeds From/(Repayments to) Manager	1,100	1,535	1,426	1,029
Capital Contributions	79	79	79	79
Membership Contributions	30,690	9,900	78,705	18,810
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,870	2,514	2,210	1,918

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 055	Series Gallery Drop 056	Series Gallery Drop 057	Series Gallery Drop 058
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,082)	$(1,926)	$(10,142)	$(6,409)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	8,400	4,500
Total Adjustments	-	-	8,400	4,500
Net Cash Flows From Operating Activities:	(3,082)	(1,926)	(1,742)	(1,909)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(79)	(35)	(30)	(87)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(79)	(35)	(30)	(87)

Cash Flows From Financing Activities:
Repayment of loans – related party	(45,100)	(20,100)	(17,100)	(21,260)
Net Proceeds From/(Repayments to) Manager	1,207	1,044	1,023	1,051
Capital Contributions	79	79	79	79
Membership Contributions	47,025	20,988	17,820	22,176
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	3,211	2,011	1,822	2,046

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 059	Series Gallery Drop 060	Series Gallery Drop 061	Series Gallery Drop 062
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,242)	$(3,262)	$(1,925)	$(1,653)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(4,242)	(3,262)	(1,925)	(1,653)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(264)	(85)	(39)	(27)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(264)	(85)	(39)	(27)

Cash Flows From Financing Activities:
Repayment of loans – related party	(73,700)	(48,500)	(21,989)	(15,400)
Net Proceeds From/(Repayments to) Manager	1,353	1,229	1,055	1,013
Capital Contributions	79	79	79	79
Membership Contributions	76,824	50,589	22,869	16,038
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	4,556	3,397	2,014	1,730

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 063	Series Gallery Drop 064	Series Gallery Drop 065	Series Gallery Drop 066
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,926)	$(2,458)	$(1,847)	$(35,125)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	30,000
Total Adjustments	-	-	-	30,000
Net Cash Flows From Operating Activities:	(1,926)	(2,458)	(1,847)	(5,125)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(35)	(56)	(35)	(158)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(35)	(56)	(35)	(158)

Cash Flows From Financing Activities:
Repayment of loans – related party	(20,000)	(32,000)	(20,080)	(90,000)
Net Proceeds From/(Repayments to) Manager	1,043	1,122	1,044	1,501
Capital Contributions	79	79	79	79
Membership Contributions	20,889	33,363	20,889	93,753
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,011	2,564	1,932	5,333

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party			20,080	90,000
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	5,020	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 067	Series Gallery Drop 068	Series Gallery Drop 069	Series Gallery Drop 070
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,795)	$(2,103)	$(6,210)	$(4,722)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	3,600	2,400
Total Adjustments	-	-	3,600	2,400
Net Cash Flows From Operating Activities:	(3,795)	(2,103)	(2,610)	(2,322)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(106)	(42)	(62)	(55)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(106)	(42)	(62)	(55)

Cash Flows From Financing Activities:
Repayment of loans – related party	(60,000)	(24,000)	(35,128)	(31,200)
Net Proceeds From/(Repayments to) Manager	1,304	1,069	1,141	1,076
Capital Contributions	79	79	79	79
Membership Contributions	62,568	25,047	36,630	32,472
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	3,951	2,195	2,722	2,427

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	60,000	24,000	35,128	31,200
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 071	Series Gallery Drop 072	Series Gallery Drop 073	Series Gallery Drop 074
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,371)	$(91,956)	$(19,266)	$(7,670)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	75,200	16,300	5,800
Total Adjustments	-	75,200	16,300	5,800
Net Cash Flows From Operating Activities:	(4,371)	(16,756)	(2,966)	(1,870)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(132)	(497)	(78)	(37)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(132)	(497)	(78)	(37)

Cash Flows From Financing Activities:
Repayment of loans – related party	(75,000)	(280,000)	(44,280)	(20,910)
Net Proceeds From/(Repayments to) Manager	1,363	2,699	1,161	1,008
Capital Contributions	79	79	79	79
Membership Contributions	78,111	294,525	46,134	21,780
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	4,553	17,303	3,094	1,957

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	75,000	280,000	44,280	20,910
Purchase of Art and Other Collectibles by equity issued to artist / third party	25,000	52,500	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 075	Series Gallery Drop 076	Series Gallery Drop 077	Series Gallery Drop 078
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,742)	$(49,534)	$(20,290)	$(1,870)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	46,000	17,700	-
Total Adjustments	-	46,000	17,700	-
Net Cash Flows From Operating Activities:	(2,742)	(3,534)	(2,590)	(1,870)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(97)	(97)	(65)	(37)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(97)	(97)	(65)	(37)

Cash Flows From Financing Activities:
Repayment of loans – related party	(55,350)	(55,350)	(36,900)	(20,910)
Net Proceeds From/(Repayments to) Manager	522	1,235	1,114	1,008
Capital Contributions	-	79	79	79
Membership Contributions	57,717	57,717	38,412	21,780
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	2,889	3,681	2,705	1,957

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	55,350	55,350	36,900	20,910
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 079	Series Gallery Drop 080	Series Gallery Drop 081	Series Gallery Drop 082
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,888)	$(1,616)	$-	$(4,641)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(1,888)	(1,616)	-	(4,641)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(35)	(26)	-	(141)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(35)	(26)	-	(141)

Cash Flows From Financing Activities:
Repayment of loans – related party	(20,098)	(15,000)	-	(80,000)
Net Proceeds From/(Repayments to) Manager	1,004	971	-	1,395
Capital Contributions	79	79	-	79
Membership Contributions	20,988	15,642	-	83,358
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,973	1,692	-	4,832

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	-	50
Cash at End of Period	$50	$50	$-	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$(480,000)	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	20,098	15,000	-	80,000
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 083	Series Gallery Drop 084	Series Gallery Drop 085	Series Gallery Drop 086
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(24,343)	$-	$-	$(22,745)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	21,300	-	-	17,700
Total Adjustments	21,300	-	-	17,700
Net Cash Flows From Operating Activities:	(3,043)	-	-	(5,045)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(79)	-	-	(158)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(79)	-	-	(158)

Cash Flows From Financing Activities:
Repayment of loans – related party	(45,000)	-	-	(90,000)
Net Proceeds From/(Repayments to) Manager	1,167	-	-	1,421
Capital Contributions	79	-	-	79
Membership Contributions	46,926	-	-	93,753
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	3,172	-	-	5,253

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	-	-	50
Cash at End of Period	$50	$-	$-	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$(52,000)	$(60,000)	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	45,000	-	-	90,000
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	270,000
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 087	Series Gallery Drop 088	Series Gallery Drop 089	Series Gallery Drop 090
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(2,020)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	-	-	(2,020)	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	-	-	(42)	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	-	-	(42)	-

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	(23,904)	-
Net Proceeds From/(Repayments to) Manager	-	-	989	-
Capital Contributions	-	-	79	-
Membership Contributions	-	-	24,948	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	-	-	2,112	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	50	-
Cash at End of Period	$-	$-	$50	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$(231,009)	$(55,250)	$-	$(98,850)
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	23,904	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 091	Series Gallery Drop 092	Series Gallery Drop 093	Series Gallery Drop 094
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(21,321)	$-	$(2,941)	$(1,394)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	19,500	-	-	-
Total Adjustments	19,500	-	-	-
Net Cash Flows From Operating Activities:	(1,821)	-	(2,941)	(1,394)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(66)	-	(76)	(38)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(66)	-	(76)	(38)

Cash Flows From Financing Activities:
Repayment of loans – related party	(37,473)	-	(43,471)	(21,631)
Net Proceeds From/(Repayments to) Manager	404	-	1,117	541
Capital Contributions	-	-	79	-
Membership Contributions	39,006	-	45,342	22,572
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,937	-	3,067	1,482

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	-	50	50
Cash at End of Period	$50	$-	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$(217,356)	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	37,473	-	43,471	21,631
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 095	Series Gallery Drop 096	Series Gallery Drop 097	Series Gallery Drop 098
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(13,502)	$(10,214)	$269,197	$(1,480)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	(270,947)	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	10,500	8,000	-	-
Total Adjustments	10,500	8,000	(270,947)	-
Net Cash Flows From Operating Activities:	(3,002)	(2,214)	(1,750)	(1,480)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	301,000	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(79)	(51)	(53)	(25)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(79)	(51)	300,947	(25)

Cash Flows From Financing Activities:
Repayment of loans – related party	(45,200)	(28,981)	(30,000)	(14,000)
Net Proceeds From/(Repayments to) Manager	1,128	1,022	-	923
Capital Contributions	79	79	569	79
Membership Contributions	47,124	30,195	31,284	14,553
Distributions	-	-	(301,050)	-
Net Cash Flows From Financing Activities	3,131	2,315	(299,197)	1,555

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	-	50
Cash at End of Period	$50	$50	$-	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	45,200	28,981	30,000	14,000
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 099	Series Gallery Drop 100	Series Gallery Drop 101	Series Gallery Drop 102
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(6,064)	$(2,733)	$(30,424)	$(6,107)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	1,000	21,100	5,100
Total Adjustments	-	1,000	21,100	5,100
Net Cash Flows From Operating Activities:	(6,064)	(1,733)	(9,324)	(1,007)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(228)	(33)	(353)	(25)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(228)	(33)	(353)	(25)

Cash Flows From Financing Activities:
Repayment of loans – related party	(130,000)	(18,520)	(200,750)	(14,060)
Net Proceeds From/(Repayments to) Manager	910	952	1,290	490
Capital Contributions	-	79	-	-
Membership Contributions	135,432	19,305	209,187	14,652
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	6,342	1,816	9,727	1,082

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	130,000	18,520	200,750	14,060
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 103	Series Gallery Drop 104	Series Gallery Drop 105	Series Gallery Drop 106
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,108)	$(1,361)	$(22,034)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	18,900	-
Total Adjustments	-	-	18,900	-
Net Cash Flows From Operating Activities:	(1,108)	(1,361)	(3,134)	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(31)	(22)	(109)	-
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(31)	(22)	(109)	-

Cash Flows From Financing Activities:
Repayment of loans – related party	(17,500)	(12,489)	(61,780)	-
Net Proceeds From/(Repayments to) Manager	473	874	723	-
Capital Contributions	-	79	-	-
Membership Contributions	18,216	12,969	64,350	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,189	1,433	3,293	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	-
Cash at End of Period	$50	$50	$50	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$(26,650)
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	17,500	12,489	61,780	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 107	Series Gallery Drop 108	Series Gallery Drop 109	Series Gallery Drop 110
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,886)	$(1,758)	$(1,813)	$(776)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(1,886)	(1,758)	(1,813)	(776)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(40)	(53)	(54)	(18)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(40)	(53)	(54)	(18)

Cash Flows From Financing Activities:
Repayment of loans – related party	(22,606)	(30,118)	(30,746)	(10,080)
Net Proceeds From/(Repayments to) Manager	941	596	587	430
Capital Contributions	79	-	-	-
Membership Contributions	23,562	31,383	32,076	10,494
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,976	1,861	1,917	844

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	22,606	30,118	30,746	10,080
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 111	Series Gallery Drop 112	Series Gallery Drop 113	Series Gallery Drop 114
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,074)	$(3,130)	$(2,882)	$(895)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	(1,074)	(3,130)	(2,882)	(895)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(32)	(100)	(97)	(23)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(32)	(100)	(97)	(23)

Cash Flows From Financing Activities:
Repayment of loans – related party	(18,000)	(57,000)	(55,000)	(12,807)
Net Proceeds From/(Repayments to) Manager	445	880	708	410
Capital Contributions	-	-	-	-
Membership Contributions	18,711	59,400	57,321	13,365
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,156	3,280	3,029	968

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	18,000	57,000	55,000	12,807
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	15,000	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 115	Series Gallery Drop 116	Series Gallery Drop 117	Series Gallery Drop 118
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(986)	$-	$(16,500)	$(9,400)
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	16,500	9,400
Total Adjustments	-	-	16,500	9,400
Net Cash Flows From Operating Activities:	(986)	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(28)	(395)	(149)	(48)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(28)	(395)	(149)	(48)

Cash Flows From Financing Activities:
Repayment of loans – related party	(15,700)	-	-	-
Net Proceeds From/(Repayments to) Manager	429	-	-	-
Capital Contributions	-	395	149	48
Membership Contributions	16,335	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	1,064	395	149	48

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	-	-	-
Cash at End of Period	$50	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	15,700	225,000	89,000	28,545
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 119	Series Gallery Drop 120	Series Gallery Drop 121	Series Gallery Drop 122
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	-	-
Prepayments to Manager	-	-	-	-
Interest Payable	-	-	-	-
Loss on Impairment	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows From Operating Activities:	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(140)	(99)	(52)	(184)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	-	-
Net Cash Flows From Investing Activities	(140)	(99)	(52)	(184)

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	-	-
Net Proceeds From/(Repayments to) Manager	-	-	-	-
Capital Contributions	140	99	52	184
Membership Contributions	-	-	-	-
Distributions	-	-	-	-
Net Cash Flows From Financing Activities	140	99	52	184

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	84,000	26,400	31,200	110,000
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	-	-
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$-	$-

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2021

	Series Gallery Drop 123	Unallocated	Total Consolidated
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(13,465)	$175,381
Adjustment to reconcile Net Income/(Loss) to Net Cash Flows from Operating Activities:
Gain on Sale of Asset	-	-	(949,947)
Prepayments to Manager	-	-	(32,500)
Interest Payable	-	-	(2,760)
Loss on Impairment	-	-	448,000
Total Adjustments	-	-	(537,207)
Net Cash Flows From Operating Activities:	-	(13,465)	(361,826)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	1,391,000
Purchase of Art and Other Collectibles – Acq. Cost (related party)	(74)	-	(10,293)
Purchase of Art and Other Collectibles – Addended Acq. Cost (related party)	-	-	(50,800)
Net Cash Flows From Investing Activities	(74)	-	1,329,907

Cash Flows From Financing Activities:
Repayment of loans – related party	-	-	(3,758,250)
Net Proceeds From/(Repayments to) Manager	-	13,466	163,089
Capital Contributions	74	(1)	11,749
Membership Contributions	-	-	4,000,636
Distributions	-	-	(778,880)
Net Cash Flows From Financing Activities	74	13,465	(361,656)

Cash at Beginning of Period	-	-	98,333
Net Increase (Decrease) In Cash	-	-	606,425
Cash at End of Period	$-	$-	$704,758

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$(1,221,115)
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	44,444	-	2,689,611
Purchase of Art and Other Collectibles by equity issued to artist / third party	-	-	377,520
Reduction of equity issued to artist / third party per acquisition agreement cost addendum	$-	$-	$(50,800)

See Independent Auditor’s report and accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021
NOTE 1: NATURE OF OPERATIONS
Otis Gallery LLC (the “Company”) is a series limited liability company formed on December 18, 2018 pursuant to Section 18-215 of the Delaware Limited Liability Company Act. The Company was formed to engage in the business of acquiring and managing a collection of investment-grade art, collectibles and non-fungible tokens (“NFTs”; such assets or group of assets, the “Underlying Assets”). The Company has created separate series of the Company (each, a “Series”). Each Underlying Asset is owned by a separate Series and the assets and liabilities of each Series are separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.
The Company is dependent upon additional capital resources for its planned principal operations and subject to significant risks and uncertainties. Because of the Company’s structure, the Company is dependent on Otis Wealth, Inc. (the “Manager”), the managing member and asset manager (the “Asset Manager”) of the Company, and is totally reliant on the Manager to manage its business and fund the Company’s ongoing operating expenses and other capital needs.
The Asset Manager manages the Underlying Assets held by each Series. The Series acquired the Underlying Assets from the Manager financed through either non-interest-bearing or interest-bearing promissory notes issued to the Manager, and the Manager developed the financial, offering and other materials to offer the Interests through the mobile app-based investment platform called Otis.
The Company has sold Interests in a number of separate individual Series. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that particular Series are an Underlying Asset (plus any cash reserves for future operating expenses). All voting rights, except as specified in the Company’s limited liability company agreement, dated February 1, 2019, as amended and restated from time to time (the “Operating Agreement”), or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Operating Agreement.
Operating Agreement
General
In accordance with the Operating Agreement, each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.
Voting Rights
The Manager has broad authority to take action with respect to the Company and any Series. Interest holders do not have any voting rights as an Interest holder in the Company or a Series except with respect to:
●
the removal of the Manager;
●
the dissolution of the Company upon the for-cause removal of the Managing Member; and
●
an amendment to the Operating Agreement that would:
o
adversely affect the rights of an Interest holder in any material respect;

o
reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;
o
change the situations in which the Company and any Series can be dissolved or terminated;
o
change the term of the Company (other than the circumstances provided in the Operating Agreement); or
o
give any person the right to dissolve the Company.
When entitled to vote on a matter, each Interest holder will be entitled to one vote per Interest held by it on all matters submitted to a vote of the Interest holders of an applicable Series or of the Interest holders of all Series of the Company, as applicable. The removal of the Manager as manager of the Company and all Series must be approved by two thirds of the votes that may be cast by all Interest holders in any Series. All other matters to be voted on by the Interest holders must be approved by a majority of the votes cast by all Interest holders in any Series present in person or represented by proxy.
Distributions Upon Liquidation
Upon the occurrence of a liquidation event relating to the Company as a whole or any Series, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series or the Company as a whole, as applicable, the Underlying Assets will be liquidated and any after-tax proceeds distributed: (i) first, to any third-party creditors; (ii) second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses Reimbursement Obligation (as hereinafter defined)); and thereafter, (iii) first, 100% to the Interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each Interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series) until the Interest holders receive back 100% of their capital contribution and second, (A) 10% to the Manager and (B) 90% to the Interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each Interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series). In each applicable instance to date, the Manager has waived its rights to the foregoing 10% distribution.
Free Cash Flow Distributions
The Manager has sole discretion in determining what distributions of free cash flow, if any, are made to holders of Interests of each Series. Free cash flow consists of the net income (as determined under accounting principles generally accepted in the United States of America (“GAAP”)) generated by such Series plus any change in net working capital and depreciation and amortization (and any other non-cash operating expenses) and less any capital expenditures related to the Underlying Asset related to such Series. The Manager may maintain free cash flow funds in a deposit account or an investment account for the benefit of the Series.
Any free cash flow generated by a Series from the utilization of the Underlying Asset related to such Series shall be applied within the Series in the following order of priority:
●
repay any amounts outstanding under Operating Expenses Reimbursement Obligations plus accrued interest;
●
thereafter to create such reserves as the Manager deems necessary, in its sole discretion, to meet future operating expenses; and
●
thereafter by way of distribution to holders of the Interests of such Series (net of corporate income taxes applicable to the Series), which may include asset sellers of the Underlying Asset related to such Series or the Manager or any of its affiliates.

Manager’s Interest
At the closing of each offering, and unless otherwise set forth in the applicable Series designation, the Manager shall acquire a minimum of 2% and up to a maximum of 19.99% of the Interests sold in connection with each offering (of which the Manager may sell all or any portion from time to time following the closing of such offering) for the same price per share offered to all other potential investors, although such minimum and maximum thresholds may be waived or modified by the Manager in its sole discretion.
NOTE 2: GOING CONCERN
The accompanying consolidated financial statements and Series financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. With the exception of Series Gallery Drop 018, Series Gallery Drop 020, Series Gallery Drop 023, Series Gallery Drop 024, Series Gallery Drop 026, Series Gallery Drop 027, Series Gallery Drop 032, Series Gallery Drop 045, Series Gallery Drop 047, Series Gallery Drop 060, Series Gallery Drop 062, Series Gallery Drop 080, Series Gallery Drop 082, Series Gallery Drop 097, Series Gallery Drop 103, Series Gallery Drop 104, Series Gallery Drop 105 and Series Gallery Drop 110, each of which sold the underlying assets of such Series for gains, neither the Company nor any Series has generated substantial revenues or profits since inception.
Each Series, with the exception of Series Gallery Drop 018, Series Gallery Drop 023, Series Gallery Drop 024, Series Gallery Drop 026, Series Gallery Drop 032, Series Gallery Drop 047, Series Gallery Drop 060, Series Gallery Drop 062, Series Gallery Drop 065, Series Gallery Drop 080, Series Gallery Drop 082, Series Gallery Drop 103, Series Gallery Drop 104, Series Gallery Drop 105, Series Gallery Drop 110 and Series Gallery Drop 118, incurred a net loss for the year ended December 31, 2022. On a total consolidated basis, the Company sustained a net loss of $1,408,088 for the year ended December 31, 2022. On a total consolidated basis, the Company had an accumulated deficit of $5,021,445 and $728,809 as of December 31, 2022 and 2021, respectively. On a total consolidated basis, the Company’s current assets exceed current liabilities by $125,056 as of December 31, 2022. The Company has limited liquid assets, with cash of $12,409 on a total consolidated basis and under $4,200 for each Series (most Series hold only $50). The Company and each listed Series are reliant upon the Manager to fund its current and future obligations.
The Company’s and each Series’ ability to continue as a going concern for the next twelve months following the date the consolidated financial statements and Series financial statements were available to be issued is dependent upon the ability to obtain additional capital financing from the Manager to cover the Company’s and each Series’ costs and obligations through disposition of the Underlying Asset of such Series and the costs of administering the Company and each Series. No assurance can be given that the Company and each Series will be successful in these efforts.
These factors, among others, raise substantial doubt about the ability of the Company and each Series to continue as a going concern for a reasonable period of time. The consolidated financial statements and Series financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.
NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation and Principles of Consolidation
The accounting and reporting policies of the Company conform to GAAP. The Company adopted the calendar year as its basis of reporting.
The accompanying consolidated financial statements include the accounts of Otis Gallery LLC as well as its Series required to be consolidated under GAAP. Separate financial statements are presented for each Series. Significant intercompany accounts and transactions have been eliminated.

Use of Estimates
The preparation of consolidated financial statements and the Series financial statements in conformity with GAAP requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the Series financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company and each Series consider short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2022 and 2021, the Company had no cash on hand. However, Series’ checking accounts hold funds, as presented in the consolidated financials. Based on timing of asset sales and settlements, there are instances where cash is held at the Manager for the benefit of the Series until such cash can be distributed.
Subscriptions Receivable
The Company and each Series record membership contributions at the effective date. If subscriptions are not funded upon issuance, the Company and each Series record a subscription receivable as an asset on the balance sheet. When subscription receivables are not received prior to the issuance of financial statements at a reporting date, in satisfaction of the requirements under the Financial Accounting Standards Board (“FASB”) ASC 505-10-45-2, the subscription receivables are reclassified as a contra account to members’ equity/(deficit) on the balance sheet. Each Series has a minimum offering size that, once met, will result in the eventual successful subscription to and closing of the Series. Subscriptions Receivable consists of membership subscriptions sold prior to the year ended date for which the minimum subscription requirement was met. As of December 31, 2022, the Company had no Subscriptions Receivable. As of December 31, 2021, the Company had $115,800 in Subscriptions Receivable.
Receivables from Asset Sales
Each Series records sales of Underlying Assets at the effective date. If sale proceeds are not delivered simultaneous with closing (e.g., in the case of an Underlying Asset being sold at auction), the Company and each Series record a receivable from asset sale as an asset on the balance sheet.
Receivables from Asset Sale consists of amounts owed, but not yet paid, for sales of Underlying Assets prior to the year ended date for which the assets were sold. As of December 31, 2022, the Company had Receivables from Asset Sales of $40,500, as detailed in the table below.

Series	Receivables from Asset Sales as of December 31, 2022
Series Gallery Drop 113	$11,340
Series Gallery Drop 119	29,160
Total	$40,500

As of December 31, 2021, the Company had no Receivables from Asset Sales.
Art and Other Collectible Assets
The Underlying Assets, including art and other collectible assets (including NFTs), are recorded at cost. The cost of each Underlying Asset includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and acquisition expenses, which include all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the Underlying Asset related to each Series incurred prior to the closing, including brokerage and sales fees and commissions (but excluding the brokerage fee referred to below), appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, auction house fees and travel and lodging for inspection purposes.

The Company treats the Underlying Assets as long-lived assets, and the Underlying Assets are subject to a semiannual test for impairment and will not be depreciated or amortized. These long-lived assets will be reviewed for impairment semiannually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated fair value of the asset. If the carrying amount of an asset exceeds its estimated fair value, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.
There is no guarantee that each Underlying Asset is free of any claims regarding title and authenticity (e.g., claims regarding being counterfeit or previously stolen), or that such claims will not arise. The Company does not have complete ownership history or restoration and repair records for every Underlying Asset. In the event of a title or authenticity claim, the applicable Series and the Company may not have recourse against the asset seller or the benefit of insurance, and the value of the given Underlying Asset may be diminished.
The Underlying Assets are purchased by the Series from the Manager in exchange for either a non-interest-bearing or an interest-bearing promissory note. The Series use the proceeds of the offering to pay off the notes. Acquisition expenses are typically paid for in advance by the Manager and are reimbursed by the Series from the proceeds of the offering. The Series also distribute the appropriate amounts for the brokerage fee and, if applicable, the sourcing fee, using cash from the offering.
Acquisition expenses related to a particular Series that are incurred prior to the closing of an offering are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document.
To the extent that certain expenses are anticipated prior to the closing of an offering but are to be incurred after the closing (e.g., storage fees), additional cash from the proceeds of the offering will be retained on the Series balance sheet as reserves to cover such future anticipated expenses after the closing of the offering. Acquisition expenses are capitalized into the cost of the Underlying Asset. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager, and these expenses will be accounted for as capital contributions, and the acquisition expenses expensed.
As of December 31, 2022 and 2021, the Company’s total investment in the Underlying Assets across all Series was $3,102,457 and $6,441,880, respectively, as detailed in the table below (presented below net of impairments of $219,644 and $448,000 as of December 31, 2022 and 2021, respectively).

Series	Underlying Asset	As of December 31, 2022	As of December 31, 2021
Series #KW	2018 Saint Jerome Hearing the Trumpet of Last Judgement painting by Kehinde Wiley	$237,500	$237,500
Series Drop 002	Nike MAG Back to the Future (2016) Sneakers(1)	-	30,000
Series Drop 003	The Incredible Hulk 181 Comic	34,000	34,000
Series Drop 004	Collection of Supreme Skate Decks (Select Limited Edition Artist Collaborations)(1)	-	44,341
Series Drop 005	2018 DOB and Arrows: Patchworks Skulls painting by Takashi Murakami and Virgil Abloh	80,250	90,000
Series Drop 008	2019 Series of Commissioned Paintings by fnnch(1)	-	35,000
Series Drop 009	2012 Gone and Beyond painting by Kaws(1)	-	310,000
Series Drop 010	Collection of Nike SB Dunks sneakers(1)	-	24,000
Series Gallery Drop 011	2019 commissioned painting by Shelby and Sandy “Basketball”	23,000	23,000

Series Gallery Drop 012	2011 Love Is What You Want neon sculpture by Tracey Emin	140,000	140,000
Series Gallery Drop 013	2019 Grey Selenite Newspaper Machine sculpture by Daniel Arsham	84,150	84,150
Series Gallery Drop 014	Collection of 1985 Jordan 1 OG Sneakers(1)	-	30,000
Series Gallery Drop 015	Collection of Supreme Skate Decks – Bundle II(1)	-	24,750
Series Gallery Drop 016	Collection of Nike and Adidas Yeezy sneakers(1)	-	19,539
Series Gallery Drop 017	2017 Colorbar Constellation 6 Painting by Derrick Adams	49,500	49,500
Series Gallery Drop 018	Tomb of Dracula 10 comic(1)	-	11,600
Series Gallery Drop 019	2020 CHROMADYNAMICA MSS painting by Felipe Pantone(1)	-	18,900
Series Gallery Drop 020	X-Men 1 comic(1)	-	-
Series Gallery Drop 021	Collection of artist collaboration Nike sneakers(1)	-	26,560
Series Gallery Drop 022	Collection of Nike Air Jordan 1 sneakers(1)	-	29,948
Series Gallery Drop 023	2019 Cape Woman painting by Katherine Bradford(1)	-	15,000
Series Gallery Drop 024	Fantastic Four 52 comic(1)	-	23,000
Series Gallery Drop 026	Avengers 1 comic(1)	-	95,000
Series Gallery Drop 027	Teenage Mutant Ninja Turtles 1 comic(1)	-	-
Series Gallery Drop 028	Nike SB Dunk Low “Freddy Krueger” sneakers(1)	-	18,500
Series Gallery Drop 029	Collection of Travis Scott collaboration Nike sneakers(1)	-	53,309
Series Gallery Drop 030	2020 A Perfect Trade painting by Cleon Peterson	24,000	24,000
Series Gallery Drop 031	2020 Sneakers, Computers, Capri Sun painting by Katherine Bernhardt	43,750	43,750
Series Gallery Drop 032	Super Mario Bros. 3 “Right” NES game(1)	-	4,844
Series Gallery Drop 033	Collection of 1985 Nike Air Jordan I sneakers(1)	-	21,475
Series Gallery Drop 034	2003 Police Car painting by Banksy	415,000	415,000
Series Gallery Drop 035	2020 Triptych: Medical Bill paintings by MSCHF(1)	-	42,400
Series Gallery Drop 036	Collection of streetwear collaboration Nike sneakers(1)	-	48,202
Series Gallery Drop 037	Collection of sample and player-exclusive Nike Air Jordan sneakers(1)	-	24,758

Series Gallery Drop 038	2003 LeBron James Topps Chrome 111 Refractor trading card(1)	-	72,405
Series Gallery Drop 039	1985 Nike Air Jordan 1 TYPS PE sneakers	62,500	62,500
Series Gallery Drop 040	Collection of Nike Air Max sneakers(1)	-	33,211
Series Gallery Drop 041	Dior collaboration Nike Air Jordan 1 Low sneakers(1)	-	4,969
Series Gallery Drop 042	Collection of Nike Air Jordan sneakers known as “Kobe 3/ 8 PE Pack” (1)	-	20,000
Series Gallery Drop 043	Futura collaboration Nike SB Dunk High “FLOM” sneakers(1)	-	40,200
Series Gallery Drop 044	Nike Air Jordan 1 High “‘Shattered Backboard’ Origin Story” sneakers	650,000	650,000
Series Gallery Drop 045	Complete set of 1986 Fleer basketball trading cards(1)	-	-
Series Gallery Drop 046	2000 SP Authentic 118 Tom Brady rookie trading card	44,400	50,855
Series Gallery Drop 047	1981 Topps 216 Joe Montana rookie trading card(1)	-	29,216
Series Gallery Drop 048	2011 Hermès 35cm So Black Birkin handbag	34,800	56,947
Series Gallery Drop 049	2003 SP Authentic Limited LeBron James 148 trading card	214,876	214,876
Series Gallery Drop 050	Zelda II: The Adventure of Link NES game(1)	-	27,549
Series Gallery Drop 051	2009 Topps Chrome Stephen Curry 101 trading card	26,400	29,101
Series Gallery Drop 052	Pokémon Blue Game Boy game(1)	-	9,000
Series Gallery Drop 053	Pokémon Yellow Game Boy game(1)	-	42,154
Series Gallery Drop 054	Golf NES game(1)	-	18,053
Series Gallery Drop 055	1999 Pokémon 1st Edition Shadowless Holo Blastoise 2 trading card(1)	-	45,179
Series Gallery Drop 056	1999 Pokémon 1st Edition Shadowless Holo Mewtwo 10 trading card(1)	-	20,135
Series Gallery Drop 057	1999 Pokémon 1st Edition Shadowless Holo Raichu 14 trading card(1)	-	8,730
Series Gallery Drop 058	2012-13 National Treasures Anthony Davis RPA trading card(1)	-	16,847
Series Gallery Drop 059	Super Mario Bros. NES game	73,964	73,964
Series Gallery Drop 060	Daredevil 1 comic(1)	-	48,585
Series Gallery Drop 061	1999 Pokémon 1st Edition Shadowless Holo Venusaur 15 trading card(1)	-	22,028
Series Gallery Drop 062	Tetris and Tetris II NES games(1)	-	15,427

Series Gallery Drop 063	2002-03 Panini Futebol Portugal Cristiano Ronaldo 137 trading card	20,035	20,035
Series Gallery Drop 064	2004-05 Panini Megacracks La Liga Lionel Messi 71 trading card	20,100	32,056
Series Gallery Drop 065	1996 Topps Chrome Allen Iverson #171 Refractor trading card(1)	-	25,135
Series Gallery Drop 066	2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading card	60,158	60,158
Series Gallery Drop 067	2003-04 SP Authentic Signatures #LJA LeBron James trading card(1)	-	60,106
Series Gallery Drop 068	2007 Topps Chrome Kevin Durant #131 Refractor trading card(1)	-	24,042
Series Gallery Drop 069	Emerging 15 Index: collection of 15 NBA Panini Prizm Silver trading cards(1)	-	31,590
Series Gallery Drop 070	Contra NES game(1)	-	28,855
Series Gallery Drop 071	2018 Panini Prizm Luka Doncic Prizm Mojo #280 trading card	78,000	100,132
Series Gallery Drop 072	2003 Exquisite Collection Noble Nameplates #LB LeBron James trading card(1)	-	257,797
Series Gallery Drop 073	2003 SP Authentic Signatures #MJ Michael Jordan trading card(1)	-	28,058
Series Gallery Drop 074	2018 Panini Prizm World Cup Kylian Mbappe Orange Prizm #80 trading card(1)	-	15,147
Series Gallery Drop 075	2012 National Treasures Russell Wilson Rookie Signature Material Black #325 trading card(1)	-	55,447
Series Gallery Drop 076	1996 Bowman’s Best Atomic Refractors Kobe Bryant #R23 trading card(1)	-	9,447
Series Gallery Drop 077	1997 Brown’s Boxing Floyd Mayweather Jr. #51 trading card(1)	-	19,265
Series Gallery Drop 078	1987 Converse Magic Johnson game-worn, signed sneakers(1)	-	20,947
Series Gallery Drop 079	2012 National Treasures Kawhi Leonard #114 trading card(1)	-	20,133
Series Gallery Drop 080	1972 Topps Julius Erving #195 trading card(1)	-	15,026
Series Gallery Drop 081	1997 Metal Universe Precious Metal Gems Michael Jordan #23 trading card(2)	-	-
Series Gallery Drop 082	2003 Finest LeBron James Refractor #133 trading card(1)	-	80,141
Series Gallery Drop 083	1981 Topps Magic Johnson #21 trading card(1)	-	23,779
Series Gallery Drop 084	2003-04 Topps Chrome Hobby Box sealed box of trading cards(2)	-	-
Series Gallery Drop 085	1996-97 Topps Chrome Basketball Hobby Box sealed box of trading cards(2)	-	-

Series Gallery Drop 086	2017 National Treasures #161 Patrick Mahomes II JSY AU Holo Silver trading card(1)	-	342,458
Series Gallery Drop 087	1996 Flair Showcase Legacy Collection Row 0 #31 Kobe Bryant Rookie trading card(2)	-	-
Series Gallery Drop 088	1980-81 Topps Basketball Wax Box sealed box of trading cards(2)	-	-
Series Gallery Drop 089	2004 Panini Sports #89 Lionel Messi Mega Cracks Campeon trading card(1)	-	23,946
Series Gallery Drop 090	1995 Pokémon Japanese Topsun Blue Back No Number Charizard trading card(2)	-	-
Series Gallery Drop 091	1987 Fleer #59 Michael Jordan trading card(1)	-	18,039
Series Gallery Drop 092	1986 Fleer Stickers #8 Michael Jordan Rookie trading card(2)	-	-
Series Gallery Drop 093	2009 Bowman Chrome Draft Prospects Refractors #BDPP89 Mike Trout Signed Rookie trading card(1)	-	43,547
Series Gallery Drop 094	2017 Kevin Durant Western Conference Semi-Finals game-worn jersey(1)	-	21,669
Series Gallery Drop 095	2020 Kevin Durant Nets-debut game-worn jersey(1)	-	34,779
Series Gallery Drop 096	2019 Panini Prizm Blue Ice #248 Zion Williamson Rookie trading card(1)	-	21,032
Series Gallery Drop 097	Halo: Combat Evolved game(1)	-	-
Series Gallery Drop 098	Super Mario Land game(1)	-	14,025
Series Gallery Drop 099	Mike Tyson’s Punch-Out!! game	130,228	130,228
Series Gallery Drop 100	Collection of Street Fighter games(1)	-	17,553
Series Gallery Drop 101	Nintendo World Championship game	180,003	180,003
Series Gallery Drop 102	2003 NetPro Glossy International Preview #P2 Serena Williams trading card(1)	-	8,985
Series Gallery Drop 103	2003 NetPro Glossy #G2 Serena Williams Rookie trading card(1)	-	17,531
Series Gallery Drop 104	Sealed Apple iPhone 2G A1203(1)	-	12,511
Series Gallery Drop 105	2014 Panini Prizm World Cup #12 Lionel Messi Green Crystal Prizm trading card(1)	-	42,989
Series Gallery Drop 106	1993 SP Foil #279 Derek Jeter Rookie trading card(2)	-	-
Series Gallery Drop 107	1994 Miami Bumble Bee #8 Dwayne Johnson Rookie trading card(1)	-	22,646
Series Gallery Drop 108	Kobe Bryant Last Game signed ticket(1)	-	30,171
Series Gallery Drop 109	2001 SP Authentic Stars #45 Tiger Woods Rookie trading card(1)	-	30,800

Series Gallery Drop 110	1984 Transformers G1 Optimus Prime “Pepsi Edition” toy(1)	-	10,098
Series Gallery Drop 111	2002 Yu-Gi-Oh Blue-Eyes White Dragon LOB-001 First Edition trading card(1)	-	18,032
Series Gallery Drop 112	Pokémon Red game(1)	-	72,100
Series Gallery Drop 113	Mario Kart 64 game(1)	-	55,097
Series Gallery Drop 114	Collection of all three original Nike Air Yeezy 1’s(1)	-	12,830
Series Gallery Drop 115	Special Marvel Edition #15 comic(1)	-	15,728
Series Gallery Drop 116	1999 Pokémon 1st Edition Shadowless Holo Charizard trading card	162,000	225,395
Series Gallery Drop 117	NFT by XCOPY titled BOTTOM FEEDER #35	59,141	72,649
Series Gallery Drop 118	NFT by Damien Hirst titled Be too young(2)	-	19,193
Series Gallery Drop 119	Halo: Combat Evolved game(1)	-	84,140
Series Gallery Drop 120	Minecraft Xbox 360 game(2)	-	26,499
Series Gallery Drop 121	NBA Jam game(1)	-	31,252
Series Gallery Drop 122	Harry Potter and the Philosopher's Stone book	110,184	110,184
Series Gallery Drop 123	NFT by FEWOCiOUS titled i miss your voice call back soon okay #3	44,518	44,518
Totals		$3,102,457	$6,441,880

(1)
The Underlying Asset of such Series was sold.
(2)
The Company withdrew the offerings for the Interests of such Series.
For the year ended December 31, 2022, the Company recorded $707,914 in impairment loss charges for its Underlying Assets, as detailed in the table below:

Series	(Loss) on Impairment
Series Drop 004	$22,921
Series Drop 005	9,750
Series Gallery Drop 015	3,330
Series Gallery Drop 038	24,405
Series Gallery Drop 043	6,700
Series Gallery Drop 046	6,455
Series Gallery Drop 048	22,147
Series Gallery Drop 050	8,349
Series Gallery Drop 051	2,701
Series Gallery Drop 052	3,480
Series Gallery Drop 053	154
Series Gallery Drop 055	22,324
Series Gallery Drop 056	3,935

Series Gallery Drop 057	730
Series Gallery Drop 058	11,327
Series Gallery Drop 064	11,956
Series Gallery Drop 067	29,908
Series Gallery Drop 068	15,542
Series Gallery Drop 069	3,800
Series Gallery Drop 070	13,255
Series Gallery Drop 071	22,132
Series Gallery Drop 073	458
Series Gallery Drop 076	3,448
Series Gallery Drop 077	7,265
Series Gallery Drop 083	4,579
Series Gallery Drop 086	162,458
Series Gallery Drop 089	19,446
Series Gallery Drop 091	1,839
Series Gallery Drop 093	35,247
Series Gallery Drop 096	8,600
Series Gallery Drop 098	7,305
Series Gallery Drop 100	5,800
Series Gallery Drop 102	7,755
Series Gallery Drop 105	8,000
Series Gallery Drop 109	15,749
Series Gallery Drop 112	49,300
Series Gallery Drop 113	31,097
Series Gallery Drop 114	1,746
Series Gallery Drop 115	6,478
Series Gallery Drop 116	63,395
Series Gallery Drop 117	13,508
Series Gallery Drop 119	9,140
Total	$707,914

For the year ended December 31, 2021, the Company recorded $448,000 in impairment loss charges for its Underlying Assets, as detailed in the table below:

Series	(Loss) on Impairment
Series Gallery Drop 035	$(30,300)
Series Gallery Drop 043	(22,800)
Series Gallery Drop 053	(36,000)
Series Gallery Drop 057	(8,400)
Series Gallery Drop 058	(4,500)
Series Gallery Drop 066	(30,000)
Series Gallery Drop 069	(3,600)
Series Gallery Drop 070	(2,400)
Series Gallery Drop 072	(75,200)
Series Gallery Drop 073	(16,300)
Series Gallery Drop 074	(5,800)
Series Gallery Drop 076	(46,000)
Series Gallery Drop 077	(17,700)
Series Gallery Drop 083	(21,300)
Series Gallery Drop 086	(17,700)

Series Gallery Drop 091	(19,500)
Series Gallery Drop 095	(10,500)
Series Gallery Drop 096	(8,000)
Series Gallery Drop 100	(1,000)
Series Gallery Drop 101	(21,100)
Series Gallery Drop 102	(5,100)
Series Gallery Drop 105	(18,900)
Series Gallery Drop 117	(16,500)
Series Gallery Drop 118	(9,400)
Total	$(448,000)

Fair Value of Financial Instruments
FASB guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).
Level 3 – Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.
See discussion of the valuation methods in the section above titled Art and Other Collectible Assets.
Revenue Recognition
The Company adopted ASU 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective January 1, 2019.
The Company determines revenue recognition through the following steps:
●
identification of a contract with a customer;
●
identification of the performance obligations in the contract;
●
determination of the transaction price;
●
allocation of the transaction price to the performance obligations in the contract; and
●
recognition of revenue when or as the performance obligations are satisfied.
No revenue models have been developed at the Company or Series level, and we do not expect the Company or any Series to generate revenue under current operating plans. Gains from sales of Underlying Assets will be presented as other income in the statements of operations as they do not qualify as operating revenues. As of December 31, 2022 and 2021, neither the Company nor any Series had recognized any revenue.

Operating Expenses
After the closing of an offering of Interests, each Series is responsible for its own operating expenses, including any and all fees, costs and expenses incurred in connection with the management of the Underlying Assets. This includes transportation, import taxes, income taxes, storage (including property rental fees should the Manager decide to rent a property to store a number of Underlying Assets), security, valuation, custodial, marketing and utilization of the Underlying Assets; any fees, costs and expenses incurred in connection with preparing any reports and accounts of each Series, including any blue sky filings required in order for a Series to be made available to investors in certain states, any annual audit of the accounts of such Series (if applicable) and any reports to be filed with the Securities and Exchange Commission (the “Commission”); any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the Manager or Asset Manager, in connection with the Underlying Assets; any withholding or transfer taxes imposed on the Company, a Series or any Interest holders as a result of its or their earnings, investments or withdrawals; any governmental fees imposed on the capital of the Company or a Series or incurred in connection with compliance with applicable regulatory requirements; any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against the Company, a Series or the Manager in connection with the affairs of the Company or a Series; the fees and expenses of any administrator, if any, engaged to provide administrative services to the Company or a Series; all custodial fees, costs and expenses in connection with the holding of an Underlying Asset; any fees, costs and expenses of a third-party registrar and transfer agent appointed by the Manager in connection with a Series; the cost of the audit of the annual consolidated financial statements of the Company or a Series and the preparation of tax returns and circulation of reports to Interest holders; any indemnification payments; the fees and expenses of counsel to the Company or a Series in connection with advice directly relating to its legal affairs; the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the Manager in connection with the operations of the Company or a Series; and any similar expenses that may be determined to be operating expenses, as determined by the Manager in its reasonable discretion.
Prior to the closing, operating expenses are borne by the Manager and not reimbursed by the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Underlying Assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Underlying Assets).
If the operating expenses exceed the amount of net sales proceeds generated from an Underlying Asset and cannot be covered by any operating expense reserves on the balance sheet of such Series, the Manager may (a) pay such operating expenses and not seek reimbursement; (b) loan the amount of the operating expenses to the applicable Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the sale of such Underlying Asset (“Operating Expenses Reimbursement Obligation(s)”); and/or (c) cause additional Interests to be issued in the such Series in order to cover such additional amounts.
Sourcing Fee: The Asset Manager will be paid a fee as compensation for sourcing each Underlying Asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such sourcing fee may be waived by the Asset Manager.
Brokerage Fee: The broker of record for each offering is expected to receive a brokerage fee equal to 1% of the amount raised from investors through each offering. The Company complies with the requirements of FASB ASC 340-10-S99-1 with regards to offering costs. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity/(deficit) upon the completion of an offering or to expense if the offering is not completed.
Organizational Costs: In accordance with FASB ASC 720, organizational costs, including accounting fees, legal fees and costs of incorporation, are expensed as incurred.
Income Taxes

The Company is a series limited liability company. Accordingly, under the Internal Revenue Code (the “IRC”), all Company taxable income or loss flows through to its sole member, the Manager. Therefore, no provision for income tax has been recorded in the financial statements. Income from the Company is reported and taxed to the members on its individual tax return. However, the Company has elected, in accordance with the IRC, to treat each individual Series as separate subchapter C corporation for tax purposes, although in certain instances described below, the Company has reverted such elections for individual Series. Accordingly, where applicable, a provision for the minimum payment has been recorded for each Series, except as detailed in the table below, which shows tax provisions of $56,445 and income taxes payable of $55,845 on a consolidated basis for certain Series reflecting utilization of 2019 to 2022, as applicable, net operating loss carryforwards.

Series	Provision for Income Taxes for the Year Ended December 31, 2022	Income Taxes Payable as of December 31, 2022	Effective Tax Rate for the Year Ended December 31, 2022
Series Gallery Drop 018	$3,024	$2,974	21%
Series Gallery Drop 023	2,983	2,933	17%
Series Gallery Drop 024	1,031	981	15%
Series Gallery Drop 047	10,208	10,158	25%
Series Gallery Drop 060	22,576	22,526	25%
Series Gallery Drop 062	816	766	17%
Series Gallery Drop 080	2,597	2,547	22%
Series Gallery Drop 082	4,936	4,886	21%
Series Gallery Drop 103	3,665	3,615	24%
Series Gallery Drop 104	2,513	2,463	23%
Series Gallery Drop 105	1,095	1,045	4%
Series Gallery Drop 110	1,001	951	22%
Total	$56,445	$55,845

Series Gallery Drop 020, Series Gallery Drop 025, Series Gallery Drop 027, Series Gallery Drop 045 and Series Gallery Drop 097 filed final tax returns for the year ended December 31, 2021 and had no tax filing obligations, and thus did not incur the minimum tax, for the year ended December 31, 2022. Employer identification numbers were not obtained for Series Gallery Drop 118 or Series Gallery Drop 120, so such series have no tax filing obligations and did and will not incur the minimum tax for any year.
Prior to the sale of the Underlying Asset of Series Gallery Drop 026, the Manager elected for such Series to be treated as a partnership for tax purposes, instead of as a subchapter C corporation as previously elected. Accordingly, under the IRC, such Series’ taxable income or loss flows through to the members of such Series. Therefore, no provision for income tax has been recorded in the Series financial statements for such Series other than the minimum payment.
Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets, primarily resulting from net operating loss carryforwards (“NOLs”), will not be realized. On a total consolidated basis, the Company’s NOLs as of December 31, 2022 were approximately $2,256,492, which produced net deferred tax assets of $588,947, using the Company’s estimated future effective tax rate of 26.1%, as detailed in the table below.

Series	NOL Balance as of December 31, 2022	Deferred Tax Assets from NOLs as of December 31, 2022	Valuation Allowance	Net Deferred Tax Assets as of December 31, 2022
Series #KW	$19,837	$5,177	$(5,177)	$-
Series Drop 002	7,398	1,931	(1,931)	-

Series Drop 003	6,339	1,654	(1,654)	-
Series Drop 004	34,529	9,012	(9,012)	-
Series Drop 005	10,365	2,705	(2,705)	-
Series Drop 008	13,560	3,539	(3,539)	-
Series Drop 009	244,014	63,688	(63,688)	-
Series Drop 010	6,149	1,605	(1,605)	-
Series Gallery Drop 011	7,274	1,899	(1,899)	-
Series Gallery Drop 012	14,572	3,803	(3,803)	-
Series Gallery Drop 013	10,198	2,662	(2,662)	-
Series Gallery Drop 014	8,019	2,093	(2,093)	-
Series Gallery Drop 015	21,121	5,513	(5,513)	-
Series Gallery Drop 016	6,389	1,668	(1,668)	-
Series Gallery Drop 017	9,629	2,513	(2,513)	-
Series Gallery Drop 019	12,723	3,321	(3,321)	-
Series Gallery Drop 021	5,935	1,549	(1,549)	-
Series Gallery Drop 022	6,367	1,662	(1,662)	-
Series Gallery Drop 028	6,506	1,698	(1,698)	-
Series Gallery Drop 029	6,617	1,727	(1,727)	-
Series Gallery Drop 030	9,348	2,440	(2,440)	-
Series Gallery Drop 031	8,607	2,246	(2,246)	-
Series Gallery Drop 032	595	155	(155)	-
Series Gallery Drop 033	6,844	1,786	(1,786)	-
Series Gallery Drop 034	14,618	3,815	(3,815)	-
Series Gallery Drop 035	51,213	13,367	(13,367)	-
Series Gallery Drop 036	7,747	2,022	(2,022)	-
Series Gallery Drop 037	6,682	1,744	(1,744)	-
Series Gallery Drop 038	28,439	7,423	(7,423)	-
Series Gallery Drop 039	10,364	2,705	(2,705)	-
Series Gallery Drop 040	6,626	1,729	(1,729)	-
Series Gallery Drop 041	5,466	1,427	(1,427)	-
Series Gallery Drop 042	5,988	1,563	(1,563)	-
Series Gallery Drop 043	8,309	2,169	(2,169)	-
Series Gallery Drop 044	23,684	6,182	(6,182)	-
Series Gallery Drop 046	6,031	1,574	(1,574)	-
Series Gallery Drop 048	4,990	1,302	(1,302)	-
Series Gallery Drop 049	14,331	3,740	(3,740)	-
Series Gallery Drop 050	22,880	5,972	(5,972)	-
Series Gallery Drop 051	5,766	1,505	(1,505)	-
Series Gallery Drop 052	9,560	2,495	(2,495)	-
Series Gallery Drop 053	58,805	15,348	(15,348)	-
Series Gallery Drop 054	8,927	2,330	(2,330)	-
Series Gallery Drop 055	28,742	7,502	(7,502)	-
Series Gallery Drop 056	12,811	3,344	(3,344)	-
Series Gallery Drop 057	10,984	2,867	(2,867)	-
Series Gallery Drop 058	20,058	5,235	(5,235)	-
Series Gallery Drop 059	7,546	1,970	(1,970)	-
Series Gallery Drop 061	13,886	3,624	(3,624)	-
Series Gallery Drop 063	4,922	1,285	(1,285)	-
Series Gallery Drop 064	5,523	1,442	(1,442)	-
Series Gallery Drop 065	1,508	394	(394)	-
Series Gallery Drop 066	8,452	2,206	(2,206)	-

Series Gallery Drop 067	47,004	12,268	(12,268)	-
Series Gallery Drop 068	19,385	5,059	(5,059)	-
Series Gallery Drop 069	32,454	8,470	(8,470)	-
Series Gallery Drop 070	24,842	6,484	(6,484)	-
Series Gallery Drop 071	7,742	2,021	(2,021)	-
Series Gallery Drop 072	225,135	58,760	(58,760)	-
Series Gallery Drop 073	30,796	8,038	(8,038)	-
Series Gallery Drop 074	12,914	3,371	(3,371)	-
Series Gallery Drop 075	55,919	14,595	(14,595)	-
Series Gallery Drop 076	56,996	14,876	(14,876)	-
Series Gallery Drop 077	35,587	9,288	(9,288)	-
Series Gallery Drop 078	3,946	1,030	(1,030)	-
Series Gallery Drop 079	8,544	2,230	(2,230)	-
Series Gallery Drop 083	36,325	9,481	(9,481)	-
Series Gallery Drop 086	230,317	60,113	(60,113)	-
Series Gallery Drop 089	25,468	6,647	(6,647)	-
Series Gallery Drop 091	26,660	6,958	(6,958)	-
Series Gallery Drop 093	36,495	9,525	(9,525)	-
Series Gallery Drop 094	10,967	2,862	(2,862)	-
Series Gallery Drop 095	35,657	9,306	(9,306)	-
Series Gallery Drop 096	20,268	5,290	(5,290)	-
Series Gallery Drop 098	14,267	3,724	(3,724)	-
Series Gallery Drop 099	9,691	2,529	(2,529)	-
Series Gallery Drop 100	8,586	2,241	(2,241)	-
Series Gallery Drop 101	13,093	3,417	(3,417)	-
Series Gallery Drop 102	15,002	3,916	(3,916)	-
Series Gallery Drop 107	17,766	4,637	(4,637)	-
Series Gallery Drop 108	25,741	6,718	(6,718)	-
Series Gallery Drop 109	22,714	5,928	(5,928)	-
Series Gallery Drop 111	12,877	3,361	(3,361)	-
Series Gallery Drop 112	63,602	16,600	(16,600)	-
Series Gallery Drop 113	48,983	12,785	(12,785)	-
Series Gallery Drop 114	3,846	1,004	(1,004)	-
Series Gallery Drop 115	12,221	3,190	(3,190)	-
Series Gallery Drop 116	12,635	3,298	(3,298)	-
Series Gallery Drop 117	5,499	1,435	(1,435)	-
Series Gallery Drop 118	48	13	(13)	-
Series Gallery Drop 119	61,602	16,078	(16,078)	-
Series Gallery Drop 120	99	26	(26)	-
Series Gallery Drop 121	14,211	3,709	(3,709)	-
Series Gallery Drop 122	7,871	2,054	(2,054)	-
Series Gallery Drop 123	4,924	1,285	(1,285)	-
Total	$2,256,492	$588,947	$(588,947)	$-

On a total consolidated basis, the Company’s NOLs as of December 31, 2021 were approximately $399,487, which produced net deferred tax assets of $104,264, using the Company’s estimated future effective tax rate of 26.1%, as detailed in the table below.

Series	NOL Balance as of December 31, 2021	Deferred Tax Assets from NOLs as of December 31, 2021	Valuation Allowance	Net Deferred Tax Assets as of December 31, 2021
Series #KW	$15,521	$4,051	$(4,051)	$-
Series Drop 002	4,452	1,162	(1,162)	-
Series Drop 003	3,187	832	(832)	-
Series Drop 004	4,147	1,082	(1,082)	-
Series Drop 005	6,893	1,799	(1,799)	-
Series Drop 008	6,543	1,708	(1,708)	-
Series Drop 009	15,604	4,073	(4,073)	-
Series Drop 010	3,231	843	(843)	-
Series Gallery Drop 011	4,185	1,092	(1,092)	-
Series Gallery Drop 012	10,814	2,822	(2,822)	-
Series Gallery Drop 013	6,759	1,764	(1,764)	-
Series Gallery Drop 014	5,073	1,324	(1,324)	-
Series Gallery Drop 015	4,436	1,158	(1,158)	-
Series Gallery Drop 016	3,494	912	(912)	-
Series Gallery Drop 017	6,389	1,668	(1,668)	-
Series Gallery Drop 018	2,576	672	(672)	-
Series Gallery Drop 019	5,807	1,516	(1,516)	-
Series Gallery Drop 021	3,006	785	(785)	-
Series Gallery Drop 022	3,422	893	(893)	-
Series Gallery Drop 023	6,106	1,594	(1,594)	-
Series Gallery Drop 024	3,089	806	(806)	-
Series Gallery Drop 026	6,531	1,705	(1,705)	-
Series Gallery Drop 028	3,614	943	(943)	-
Series Gallery Drop 029	3,560	929	(929)	-
Series Gallery Drop 030	6,043	1,577	(1,577)	-
Series Gallery Drop 031	5,400	1,409	(1,409)	-
Series Gallery Drop 032	2,372	619	(619)	-
Series Gallery Drop 033	3,938	1,028	(1,028)	-
Series Gallery Drop 034	9,320	2,433	(2,433)	-
Series Gallery Drop 035	4,052	1,058	(1,058)	-
Series Gallery Drop 036	4,714	1,230	(1,230)	-
Series Gallery Drop 037	3,760	981	(981)	-
Series Gallery Drop 038	3,240	846	(846)	-
Series Gallery Drop 039	7,050	1,840	(1,840)	-
Series Gallery Drop 040	3,664	956	(956)	-
Series Gallery Drop 041	2,640	689	(689)	-
Series Gallery Drop 042	3,089	806	(806)	-
Series Gallery Drop 043	5,247	1,369	(1,369)	-
Series Gallery Drop 044	19,595	5,114	(5,114)	-
Series Gallery Drop 046	2,885	753	(753)	-
Series Gallery Drop 047	1,614	421	(421)	-
Series Gallery Drop 048	1,784	466	(466)	-
Series Gallery Drop 049	10,220	2,667	(2,667)	-
Series Gallery Drop 050	2,756	719	(719)	-
Series Gallery Drop 051	2,718	709	(709)	-
Series Gallery Drop 052	2,464	643	(643)	-

Series Gallery Drop 053	2,006	524	(524)	-
Series Gallery Drop 054	1,815	474	(474)	-
Series Gallery Drop 055	3,082	804	(804)	-
Series Gallery Drop 056	1,926	503	(503)	-
Series Gallery Drop 057	1,742	455	(455)	-
Series Gallery Drop 058	1,909	498	(498)	-
Series Gallery Drop 059	4,242	1,107	(1,107)	-
Series Gallery Drop 060	3,262	851	(851)	-
Series Gallery Drop 061	1,925	502	(502)	-
Series Gallery Drop 062	1,653	431	(431)	-
Series Gallery Drop 063	1,926	503	(503)	-
Series Gallery Drop 064	2,458	642	(642)	-
Series Gallery Drop 065	1,847	482	(482)	-
Series Gallery Drop 066	5,125	1,338	(1,338)	-
Series Gallery Drop 067	3,795	990	(990)	-
Series Gallery Drop 068	2,103	549	(549)	-
Series Gallery Drop 069	2,610	681	(681)	-
Series Gallery Drop 070	2,322	606	(606)	-
Series Gallery Drop 071	4,371	1,141	(1,141)	-
Series Gallery Drop 072	16,756	4,373	(4,373)	-
Series Gallery Drop 073	2,966	774	(774)	-
Series Gallery Drop 074	1,870	488	(488)	-
Series Gallery Drop 075	2,742	716	(716)	-
Series Gallery Drop 076	3,534	922	(922)	-
Series Gallery Drop 077	2,590	676	(676)	-
Series Gallery Drop 078	1,870	488	(488)	-
Series Gallery Drop 079	1,888	493	(493)	-
Series Gallery Drop 080	1,616	422	(422)	-
Series Gallery Drop 082	4,641	1,211	(1,211)	-
Series Gallery Drop 083	3,043	794	(794)	-
Series Gallery Drop 086	5,045	1,317	(1,317)	-
Series Gallery Drop 089	2,020	527	(527)	-
Series Gallery Drop 091	1,821	475	(475)	-
Series Gallery Drop 093	2,941	768	(768)	-
Series Gallery Drop 094	1,394	364	(364)	-
Series Gallery Drop 095	3,002	784	(784)	-
Series Gallery Drop 096	2,214	578	(578)	-
Series Gallery Drop 098	1,480	386	(386)	-
Series Gallery Drop 099	6,064	1,583	(1,583)	-
Series Gallery Drop 100	1,733	452	(452)	-
Series Gallery Drop 101	9,324	2,434	(2,434)	-
Series Gallery Drop 102	1,007	263	(263)	-
Series Gallery Drop 103	1,108	289	(289)	-
Series Gallery Drop 104	1,361	355	(355)	-
Series Gallery Drop 105	3,134	818	(818)	-
Series Gallery Drop 107	1,886	492	(492)	-
Series Gallery Drop 108	1,758	459	(459)	-
Series Gallery Drop 109	1,813	473	(473)	-
Series Gallery Drop 110	776	203	(203)	-
Series Gallery Drop 111	1,074	280	(280)	-
Series Gallery Drop 112	3,130	817	(817)	-

Series Gallery Drop 113	2,882	752	(752)	-
Series Gallery Drop 114	895	234	(234)	-
Series Gallery Drop 115	986	257	(257)	-
Total	$399,487	$104,264	$(104,264)	$-

Based on consideration of the available evidence, including historical losses, the Company’s net deferred tax assets from its NOLs as of December 31, 2022 and 2021 are fully offset by a valuation allowance, and therefore, no tax benefit applicable to the loss for each individual Series in a loss position for the years ended December 31, 2022 and 2021 has been recognized. The net losses do not expire for federal income tax purposes.
Prior to the sale of the Underlying Assets of Series Gallery Drop 020, Series Gallery Drop 027, Series Gallery Drop 045 and Series Gallery Drop 097, the Manager elected for each such Series to be treated as a partnership for tax purposes, instead of as a subchapter C corporation as previously elected. Accordingly, under the IRC, all such Series’ taxable income or loss flows through to the members of such Series. Therefore, no provision for income tax has been recorded in the Series financial statements for such Series.
The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s consolidated financial statements, which prescribes a recognition threshold and measurement process for consolidated financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated financial statements or any Series financial statements. The Company believes that its income tax positions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.
The Company is not presently subject to any income tax audit in any taxing jurisdiction.
Members’ Equity/(Deficit)
Members’ equity/(deficit) for the Company and any Series consists of capital contributions, equity to artists or third parties, membership contributions, distributions and retained earnings / (accumulated deficit).
Capital contributions are made by the Manager to cover operating expenses for which the Manager has elected not to be reimbursed.
With respect to equity issued to artists or third parties, in certain instances, Interests in a particular Series are issued as part of the total purchase consideration for and/or in connection with the acquisition of the Underlying Asset of such Series (for example, Interests issued to an asset seller or consignor as partial consideration for an Underlying Asset), in each case as described in the respective offering statement filed with the Commission on Form 1-A, as amended and supplemented from time to time.
Membership contributions are made to a Series from a successful closing of the offering of such Series’ Interests and are calculated as the value of Interests sold in such offering net of brokerage fee (paid from the proceeds of the successfully such offering). Membership contributions may be made by both third parties and the Manager.
Distributions are made by a Series upon the occurrence of a liquidation event relating to the Series.
Earnings / (Loss) per Interest

Upon completion of an offering, each Series complies with accounting and disclosure requirement of ASC Topic 260, “Earnings per Share.” For each Series, earnings / (loss) per Interest (“EPI”) is computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding Interests in that particular Series during the year.
As of December 31, 2022 and 2021, the following Series had closed offerings, and the EPI for each Series was as follows (the following table excludes each Series that had only one Interest outstanding, held by the Manager, as of December 31, 2022 and 2021):

		December 31, 2022		December 31, 2021
Series	Membership Interests	Net (Loss) / Income	EPI	Net (Loss) / Income	EPI
Series #KW	10,000	$(4,366)	$(0.44)	$(4,101)	$(0.41)
Series Drop 002	1,000	(2,996)	(3.00)	(1,943)	(1.94)
Series Drop 003	1,000	(3,202)	(3.20)	(1,984)	(1.98)
Series Drop 004	1,000	(30,432)	(30.43)	(2,052)	(2.05)
Series Drop 005	1,250	(13,272)	(10.62)	(2,567)	(2.05)
Series Drop 008	1,000	(7,067)	(7.07)	(1,996)	(2.00)
Series Drop 009	3,250	(228,460)	(70.30)	(4,855)	(1.49)
Series Drop 010	1,000	(2,968)	(2.97)	(1,880)	(1.88)
Series Gallery Drop 011	1,000	(3,139)	(3.14)	(1,870)	(1.87)
Series Gallery Drop 012	2,000	(3,808)	(1.90)	(3,087)	(1.54)
Series Gallery Drop 013	1,500	(3,489)	(2.33)	(5,181)	(3.45)
Series Gallery Drop 014	1,000	(2,996)	(3.00)	(1,943)	(1.94)
Series Gallery Drop 015	1,000	(16,735)	(16.74)	(1,849)	(1.85)
Series Gallery Drop 016	1,000	(2,945)	(2.95)	(1,759)	(1.76)
Series Gallery Drop 017	1,000	(3,290)	(3.29)	(2,070)	(2.07)
Series Gallery Drop 018	480	11,140	23.21	(1,751)	(3.65)
Series Gallery Drop 019	750	(6,966)	(9.29)	(1,827)	(2.44)
Series Gallery Drop 020	1,820	-	-	89,239	49.03
Series Gallery Drop 021	1,100	(2,979)	(2.71)	(1,908)	(1.73)
Series Gallery Drop 022	1,000	(2,995)	(3.00)	(1,943)	(1.94)
Series Gallery Drop 023	1,000	14,554	14.55	(1,788)	(1.79)
Series Gallery Drop 024	1,000	6,009	6.01	(1,870)	(1.87)
Series Gallery Drop 025	1,000	-	-	(140)	(0.14)
Series Gallery Drop 026	2,000	103,114	51.56	(2,620)	(1.31)
Series Gallery Drop 027	5,000	-	-	117,337	23.47
Series Gallery Drop 028	2,000	(2,942)	(1.47)	(1,823)	(0.91)
Series Gallery Drop 029	5,000	(3,107)	(0.62)	(2,185)	(0.44)
Series Gallery Drop 030	2,000	(3,355)	(1.68)	(1,880)	(0.94)
Series Gallery Drop 031	2,000	(3,257)	(1.63)	(4,607)	(2.30)
Series Gallery Drop 032	5,000	1,727	0.35	(1,671)	(0.33)
Series Gallery Drop 033	2,400	(2,956)	(1.23)	(3,549)	(1.48)
Series Gallery Drop 034	21,250	(5,348)	(0.25)	(5,844)	(0.28)
Series Gallery Drop 035	3,750	(16,911)	(4.51)	(32,687)	(8.72)
Series Gallery Drop 036	5,100	(3,083)	(0.60)	(2,100)	(0.41)
Series Gallery Drop 037	2,650	(2,972)	(1.12)	(1,814)	(0.68)
Series Gallery Drop 038	7,350	(25,249)	(3.44)	(2,309)	(0.31)
Series Gallery Drop 039	6,750	(3,364)	(0.50)	(2,206)	(0.33)
Series Gallery Drop 040	3,550	(3,012)	(0.85)	(3,664)	(1.03)
Series Gallery Drop 041	5,500	(2,876)	(0.52)	(1,607)	(0.29)

Series Gallery Drop 042	2,100	(2,949)	(1.40)	(1,764)	(0.84)
Series Gallery Drop 043	6,700	(9,812)	(1.46)	(28,047)	(4.19)
Series Gallery Drop 044	70,000	(4,139)	(0.06)	(19,595)	(0.28)
Series Gallery Drop 045	23,000	-	-	455,233	19.79
Series Gallery Drop 046	5,300	(9,651)	(1.82)	(2,885)	(0.54)
Series Gallery Drop 047	3,000	30,517	10.17	(1,614)	(0.54)
Series Gallery Drop 048	5,800	(25,403)	(4.38)	(1,784)	(0.31)
Series Gallery Drop 049	22,500	(4,161)	(0.18)	(10,220)	(0.45)
Series Gallery Drop 050	2,950	(20,174)	(6.84)	(2,756)	(0.93)
Series Gallery Drop 051	3,100	(5,799)	(1.87)	(2,718)	(0.88)
Series Gallery Drop 052	1,000	(7,146)	(7.15)	(2,464)	(2.46)
Series Gallery Drop 053	7,950	(20,849)	(2.62)	(38,006)	(4.78)
Series Gallery Drop 054	1,900	(7,162)	(3.77)	(1,815)	(0.96)
Series Gallery Drop 055	4,750	(25,710)	(5.41)	(3,082)	(0.65)
Series Gallery Drop 056	2,120	(10,935)	(5.16)	(1,926)	(0.91)
Series Gallery Drop 057	1,800	(892)	(0.50)	(10,142)	(5.63)
Series Gallery Drop 058	2,240	(13,699)	(6.12)	(6,409)	(2.86)
Series Gallery Drop 059	7,760	(3,354)	(0.43)	(4,242)	(0.55)
Series Gallery Drop 060	5,110	67,183	13.15	(3,262)	(0.64)
Series Gallery Drop 061	2,310	(12,011)	(5.20)	(1,925)	(0.83)
Series Gallery Drop 062	1,620	3,965	2.45	(1,653)	(1.02)
Series Gallery Drop 063	2,110	(3,046)	(1.44)	(1,926)	(0.91)
Series Gallery Drop 064	3,370	(15,071)	(4.47)	(2,458)	(0.73)
Series Gallery Drop 065	2,612	289	0.11	(1,847)	(0.71)
Series Gallery Drop 066	9,470	(3,377)	(0.36)	(35,125)	(3.71)
Series Gallery Drop 067	6,320	(43,259)	(6.84)	(3,795)	(0.60)
Series Gallery Drop 068	2,530	(17,332)	(6.85)	(2,103)	(0.83)
Series Gallery Drop 069	3,700	(26,294)	(7.11)	(6,210)	(1.68)
Series Gallery Drop 070	3,280	(20,170)	(6.15)	(4,722)	(1.44)
Series Gallery Drop 071	10,390	(25,553)	(2.46)	(4,371)	(0.42)
Series Gallery Drop 072	35,000	(133,229)	(3.81)	(91,956)	(2.63)
Series Gallery Drop 073	4,660	(11,580)	(2.48)	(19,266)	(4.13)
Series Gallery Drop 074	2,200	(5,294)	(2.41)	(7,670)	(3.49)
Series Gallery Drop 075	5,830	(53,227)	(9.13)	(2,742)	(0.47)
Series Gallery Drop 076	5,830	(7,512)	(1.29)	(49,534)	(8.50)
Series Gallery Drop 077	3,880	(15,347)	(3.96)	(20,290)	(5.23)
Series Gallery Drop 078	2,200	(2,126)	(0.97)	(1,870)	(0.85)
Series Gallery Drop 079	2,120	(6,706)	(3.16)	(1,888)	(0.89)
Series Gallery Drop 080	1,580	8,969	5.68	(1,616)	(1.02)
Series Gallery Drop 082	8,420	18,616	2.21	(4,641)	(0.55)
Series Gallery Drop 083	4,740	(12,032)	(2.54)	(24,343)	(5.14)
Series Gallery Drop 086	36,470	(207,622)	(5.69)	(22,745)	(0.62)
Series Gallery Drop 089	2,520	(23,498)	(9.32)	(2,020)	(0.80)
Series Gallery Drop 091	3,940	(5,389)	(1.37)	(21,321)	(5.41)
Series Gallery Drop 093	4,580	(33,604)	(7.34)	(2,941)	(0.64)
Series Gallery Drop 094	2,280	(9,623)	(4.22)	(1,394)	(0.61)
Series Gallery Drop 095	4,760	(22,205)	(4.66)	(13,502)	(2.84)
Series Gallery Drop 096	3,050	(10,104)	(3.31)	(10,214)	(3.35)
Series Gallery Drop 097	3,160	-	-	269,197	85.19
Series Gallery Drop 098	1,470	(12,837)	(8.73)	(1,480)	(1.01)
Series Gallery Drop 099	13,680	(3,677)	(0.27)	(6,064)	(0.44)

Series Gallery Drop 100	1,950	(5,903)	(3.03)	(2,733)		(1.40)
Series Gallery Drop 101	21,130	(3,819)	(0.18)	(30,424)		(1.44)
Series Gallery Drop 102	1,480	(8,945)	(6.04)	(6,107)		(4.13)
Series Gallery Drop 103	1,840	11,486	6.24	(1,108)		(0.60)
Series Gallery Drop 104	1,310	8,477	6.47	(1,361)		(1.04)
Series Gallery Drop 105	6,500	25,135	3.87	(22,034)		(3.39)
Series Gallery Drop 107	2,380	(15,930)	(6.69)	(1,886)		(0.79)
Series Gallery Drop 108	3,170	(24,033)	(7.58)	(1,758)		(0.55)
Series Gallery Drop 109	3,240	(20,951)	(6.47)	(1,813)		(0.56)
Series Gallery Drop 110	1,060	3,609	3.40	(776)		(0.73)
Series Gallery Drop 111	1,890	(11,853)	(6.27)	(1,074)		(0.57)
Series Gallery Drop 112	7,500	(60,522)	(8.07)	(3,130)		(0.42)
Series Gallery Drop 113	5,790	(46,151)	(7.97)	(2,882)		(0.50)
Series Gallery Drop 114	1,350	(4,747)	(3.52)	(895)		(0.66)
Series Gallery Drop 115	1,650	(11,285)	(6.84)	(986)		(0.60)
Series Gallery Drop 116	236,800	(76,030)	(0.32)	-		N/A
Series Gallery Drop 117	93,700	(19,057)	(0.20)	-		N/A
Series Gallery Drop 119	88,400	(61,652)	(0.70)	-		N/A
Series Gallery Drop 121	32,800	(14,261)	(0.43)	-		N/A
Series Gallery Drop 122	115,800	(7,921)	(0.07)	-		N/A
Series Gallery Drop 123	46,800	$(4,974)	$(0.11)	$-	$	N/A

Allocation Methodology
To the extent relevant, offering expenses, acquisition expenses, operating expenses, revenue generated from Underlying Assets and any indemnification payments made by the Company will be allocated amongst the various Interests in accordance with the Manager’s allocation policy. The allocation policy requires the Manager to allocate items that are allocable to a specific Series to be borne by, or distributed to, as applicable, the applicable Series. If, however, an item is not allocable to a specific Series but to the Company in general, it will be allocated pro rata based on the value of Underlying Assets or the number of Interests, as reasonably determined by the Manager or as otherwise set forth in the allocation policy. By way of example, it is anticipated that revenues and expenses will be allocated as follows:
Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific Underlying Asset)
Revenue	Revenue from events and leasing opportunities for the asset	Allocable pro rata to the value of each Underlying Asset
	Asset sponsorship models	Allocable pro rata to the value of each Underlying Asset

Offering Expenses	Filing expenses related to submission of regulatory paperwork for a series	Allocable pro rata to the number of Underlying Assets
	Underwriting expense incurred outside of Brokerage Fee	Allocable pro rata to the number of Underlying Assets
	Legal expenses related to the submission of regulatory paperwork for a series	Allocable pro rata to the number of Underlying Assets
	Audit and accounting work related to the regulatory paperwork or a series	Allocable pro rata to the number of Underlying Assets
	Escrow agent fees for the administration of escrow accounts related to the offering	Allocable pro rata to the number of Underlying Assets

Compliance work, including diligence related to the preparation of a series	Allocable pro rata to the number of Underlying Assets

Acquisition Expense	Transportation of Underlying Asset as at time of acquisition	Allocable pro rata to the number of Underlying Assets
	Insurance of Underlying Asset as at time of acquisition	Allocable pro rata to the value of each Underlying Asset
	Preparation of marketing materials	Allocable pro rata to the number of Underlying Assets
	Pre-purchase inspection	Allocable pro rata to the number of Underlying Assets
	Interest expense in the case an Underlying Asset was pre-purchased us prior to the closing of an offering through a loan	Allocable directly to the applicable Underlying Asset
	Storage	Allocable pro rata to the number of Underlying Assets
	Security (e.g., surveillance and patrols)	Allocable pro rata to the number of Underlying Assets
	Custodial fees	Allocable pro rata to the number of Underlying Assets

Operating	Appraisal and valuation fees	Allocable pro rata to the number of Underlying Assets
Expense	Marketing expenses in connection with any revenue-generating event	Allocable pro rata to the value of each Underlying Asset
	Insurance	Allocable pro rata to the value of each Underlying Asset
	Maintenance	Allocable directly to the applicable Underlying Asset
	Transportation to any revenue-generating event	Allocable pro rata to the number of Underlying Assets
	Ongoing reporting requirements (e.g., Reg A+ or Exchange Act reporting)	Allocable pro rata to the number of Underlying Assets
	Audit, accounting and bookkeeping related to the reporting requirements of the series	Allocable pro rata to the number of Underlying Assets
	Other revenue-generating event related expenses (e.g., location, catering, facility management, film and photography crew)	Allocable pro rata to the value of each Underlying Asset

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each Underlying Asset

Notwithstanding the foregoing, the Manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice.
Reclassifications of Prior Year Balances
Certain prior year balances were reclassified to conform to current year presentation.  There was no change in the Company’s net loss or net equity position from these reclassifications.
NOTE 4: RELATED PARTY TRANSACTIONS
In the normal course of business, the Series acquire Underlying Assets from the Manager in exchange for promissory notes, which may or may not be interest bearing. Each note matures, and principal and accrued interest for each is due, within fourteen days of the closing of the offering for the associated Series.

No principal balance was owed to the Manager as of December 31, 2022. No promissory notes were issued during the year ended December 31, 2022. During the year ended December 31, 2022, Series repaid the following promissory notes, as detailed in the table below:

Series	Note Issuance Date	Note Principal Amount	Interest Rate(1)	Note Repayment Date
Series Gallery Drop 116	09/15/21	$225,000	0%	02/28/22
Series Gallery Drop 117	10/25/21	89,000	0%	02/28/22
Series Gallery Drop 118	10/25/21	28,545	0%	Canceled(2)
Series Gallery Drop 119	11/30/21	84,000	0%	03/09/22
Series Gallery Drop 120	11/30/21	26,400	0%	Canceled(2)
Series Gallery Drop 121	11/30/21	31,200	0%	03/02/22
Series Gallery Drop 122	11/30/21	110,000	0%	02/28/22
Series Gallery Drop 123	11/30/21	$44,444	0%	03/09/22

(1)
Notes with a 0% interest rate are non-interest bearing.
(2)
On February 9, 2022, Series Gallery Drop 118 and Series Gallery Drop 120 each resold the Underlying Asset held by such Series to the Manager, the seller of such assets, in exchange for cancellation of the promissory notes issued to the Manager in connection with the purchase of such Underlying Assets. The notes did not bear any interest, and the obligation of such Series to make any payments under the notes terminated upon the closings of the sales. The Series were and are not in default under the notes.
The principal balance owed to the Manager as of December 31, 2021 was $638,589, with no interest payable to Manager, as detailed in the table below:

Series	Interest Rate(1)	Note Principal Payable	Note Interest Payable	Total Owed to Manager
Series Gallery Drop 116	0%	$225,000	$-	$225,000
Series Gallery Drop 117	0%	89,000	-	89,000
Series Gallery Drop 118	0%	28,545	-	28,545
Series Gallery Drop 119	0%	84,000	-	84,000
Series Gallery Drop 120	0%	26,400	-	26,400
Series Gallery Drop 121	0%	31,200	-	31,200
Series Gallery Drop 122	0%	110,000	-	110,000
Series Gallery Drop 123	0%	44,444	-	44,444
Total		$638,589	$-	$638,589

During the year ended December 31, 2021, the Manager issued and/or Series repaid the following promissory notes, as detailed in the table below:

Series	Note Issuance Date	Note Principal Amount	Interest Rate(1)	Note Repayment Date
Series Gallery Drop 013	12/13/19	$84,150	7.50%	02/23/21
Series Gallery Drop 031	07/31/20	43,750	7.25%	01/22/21
Series Gallery Drop 032	08/03/20	4,844	0%	01/04/21
Series Gallery Drop 033	07/31/20	21,475	7.25%	02/11/21
Series Gallery Drop 040	09/10/20	33,211	0%	02/17/21
Series Gallery Drop 043	10/06/20	63,000	0%	01/22/21
Series Gallery Drop 044	10/06/20	416,700	0%	03/15/21
Series Gallery Drop 045	10/06/20	216,000	0%	01/19/21
Series Gallery Drop 046	11/11/20	50,400	0%	02/17/21

Series Gallery Drop 047	11/11/20	28,800	0%	02/17/21
Series Gallery Drop 048	11/11/20	56,250	0%	06/01/21
Series Gallery Drop 049	11/23/20	214,500	0%	02/11/21
Series Gallery Drop 050	11/23/20	25,000	0%	03/02/21
Series Gallery Drop 051	11/23/20	28,999	0%	02/11/21
Series Gallery Drop 052	11/23/20	9,000	0%	01/12/21
Series Gallery Drop 053	11/23/20	78,000	0%	04/08/21
Series Gallery Drop 054	11/23/20	18,000	0%	02/11/21
Series Gallery Drop 055	12/18/20	45,100	0%	04/06/21
Series Gallery Drop 056	12/18/20	20,100	0%	02/11/21
Series Gallery Drop 057	12/18/20	17,100	0%	02/11/21
Series Gallery Drop 058	12/18/20	21,260	0%	03/15/21
Series Gallery Drop 059	12/18/20	73,700	0%	03/09/21
Series Gallery Drop 060	12/18/20	48,500	0%	03/08/21
Series Gallery Drop 061	12/18/20	21,989	0%	02/11/21
Series Gallery Drop 062	12/18/20	15,400	0%	02/23/21
Series Gallery Drop 063	12/18/20	20,000	0%	03/02/21
Series Gallery Drop 064	12/18/20	32,000	0%	03/02/21
Series Gallery Drop 065	01/11/21	20,080	0%	03/23/21
Series Gallery Drop 066	01/11/21	90,000	0%	03/08/21
Series Gallery Drop 067	01/11/21	60,000	0%	06/04/21
Series Gallery Drop 068	01/11/21	24,000	0%	03/08/21
Series Gallery Drop 069	01/11/21	35,128	0%	03/08/21
Series Gallery Drop 070	02/05/21	31,200	0%	04/06/21
Series Gallery Drop 071	02/05/21	75,000	0%	04/01/21
Series Gallery Drop 072	02/05/21	280,000	0%	04/16/21
Series Gallery Drop 073	02/05/21	44,280	0%	06/14/21
Series Gallery Drop 074	02/05/21	20,910	0%	04/01/21
Series Gallery Drop 075	02/05/21	55,350	0%	07/09/21
Series Gallery Drop 076	02/05/21	55,350	0%	04/29/21
Series Gallery Drop 077	02/05/21	36,900	0%	04/06/21
Series Gallery Drop 078	02/05/21	20,910	0%	04/16/21
Series Gallery Drop 079	02/05/21	20,098	0%	03/22/21
Series Gallery Drop 080	02/05/21	15,000	0%	03/22/21
Series Gallery Drop 081	02/09/21	480,000	0%	Canceled(2)
Series Gallery Drop 082	02/09/21	80,000	0%	05/03/21
Series Gallery Drop 083	02/09/21	45,000	0%	05/17/21
Series Gallery Drop 084	03/09/21	52,000	0%	Canceled(2)
Series Gallery Drop 085	03/09/21	60,000	0%	Canceled(2)
Series Gallery Drop 086	03/09/21	90,000	0%	06/01/21
Series Gallery Drop 087	03/09/21	231,009	0%	Canceled(2)
Series Gallery Drop 088	03/09/21	55,250	0%	Canceled(2)
Series Gallery Drop 089	03/09/21	23,904	0%	04/21/21
Series Gallery Drop 090	03/09/21	98,850	0%	Canceled(2)
Series Gallery Drop 091	03/09/21	37,473	0%	08/04/21
Series Gallery Drop 092	03/09/21	217,356	0%	Canceled(2)
Series Gallery Drop 093	03/09/21	43,471	0%	05/17/21
Series Gallery Drop 094	03/09/21	21,631	0%	07/09/21
Series Gallery Drop 095	03/09/21	45,200	0%	06/21/21
Series Gallery Drop 096	03/09/21	28,981	0%	04/29/21

Series Gallery Drop 097	03/10/21	30,000	0%	05/05/21
Series Gallery Drop 098	03/10/21	14,000	0%	04/29/21
Series Gallery Drop 099	03/10/21	130,000	0%	08/13/21
Series Gallery Drop 100	03/10/21	18,520	0%	06/23/21
Series Gallery Drop 101	03/10/21	200,750	0%	08/04/21
Series Gallery Drop 102	04/23/21	14,060	0%	07/06/21
Series Gallery Drop 103	04/23/21	17,500	0%	08/19/21
Series Gallery Drop 104	04/23/21	12,489	0%	06/21/21
Series Gallery Drop 105	04/23/21	61,780	0%	09/23/21
Series Gallery Drop 106	04/23/21	26,650	0%	Canceled(2)
Series Gallery Drop 107	04/24/21	22,606	0%	06/25/21
Series Gallery Drop 108	04/29/21	30,118	0%	07/28/21
Series Gallery Drop 109	05/03/21	30,746	0%	10/04/21
Series Gallery Drop 110	06/08/21	10,080	0%	08/11/21
Series Gallery Drop 111	06/08/21	18,000	0%	09/15/21
Series Gallery Drop 112	06/08/21	57,000	0%	09/01/21
Series Gallery Drop 113	07/08/21	55,000	0%	09/01/21
Series Gallery Drop 114	07/08/21	12,807	0%	09/03/21
Series Gallery Drop 115	07/08/21	15,700	0%	08/30/21
Series Gallery Drop 116	09/15/21	225,000	0%	02/28/22
Series Gallery Drop 117	10/25/21	89,000	0%	02/28/22
Series Gallery Drop 118	10/25/21	28,545	0%	Canceled(3)
Series Gallery Drop 119	11/30/21	84,000	0%	03/09/22
Series Gallery Drop 120	11/30/21	26,400	0%	Canceled(3)
Series Gallery Drop 121	11/30/21	31,200	0%	03/02/22
Series Gallery Drop 122	11/30/21	110,000	0%	02/28/22
Series Gallery Drop 123	11/30/21	$44,444	0%	03/09/22

(1)
Notes with a 0% interest rate are non-interest bearing. The remaining notes bear interest at an annualized rate as stated over a three-month period.
(2)
On September 30, 2021, Series Gallery Drop 081, Series Gallery Drop 084, Series Gallery Drop 085, Series Gallery Drop 087, Series Gallery Drop 088, Series Gallery Drop 090, Series Gallery Drop 092 and Series Gallery Drop 106 each resold the Underlying Asset held by such Series to the Manager, the seller of such assets, in exchange for cancellation of the promissory notes issued to the Manager in connection with the purchase of such Underlying Assets. The notes did not bear any interest, and the obligation of such Series to make any payments under the notes terminated upon the closings of the sales. The Series were and are not in default under the notes.
(3)
On February 9, 2022, Series Gallery Drop 118 and Series Gallery Drop 120 each resold the Underlying Asset held by such Series to the Manager, the seller of such assets, in exchange for cancellation of the promissory notes issued to the Manager in connection with the purchase of such Underlying Assets. The notes did not bear any interest, and the obligation of such Series to make any payments under the notes terminated upon the closings of the sales. The Series were and are not in default under the notes.
Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

On April 15, 2021, Series Gallery Drop 044 entered into a Purchase and Sale Agreement Addendum with the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset. The Manager originally acquired the Series Gallery Drop 044 Underlying Asset from the prior owner of the Asset for a total cost of $650,000, of which $500,000 was paid in cash by the Manager and the remainder of which was paid in the form of in-kind consideration consisting of another asset then owned by the Manager, which was transferred to the prior Series Gallery Drop 044 Underlying Asset owner. The Manager acquired the in-kind consideration from an advisor to the Manager for a total cost of $150,000, all of which was paid on behalf of the Manager by Series Gallery Drop 044 in the form of the Series Gallery Drop 044 Interests to the advisor. In addition, the advisor invested $83,300 in cash in Series Gallery Drop 044 in a private placement transaction, with $50,800 paid in cash by the advisor and $32,500 paid by the advisor’s agreement to waive and not be paid the commission fee of the same amount owed to the advisor with respect to the acquisition of the Series Gallery Drop 044 Underlying Asset. Thus, the advisor received 23,330 Series Gallery Drop 044 Interests in the aggregate from the private placement transaction and the in-kind consideration. As the result of a mutual mistake, Series Gallery Drop 044 issued to the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset, a promissory note in the original principal amount of $416,700 instead of $467,500, being the actual cash amount spent by the Manager to acquire the Asset ($500,000) less the $32,500 commission. Series Gallery Drop 044 incorrectly paid this commission to the Manager on April 22, 2021 from the proceeds of the offering of Series Gallery Drop 044 Interests. This amount is being treated as a prepayment of operating expenses by Series Gallery Drop 044, and a liability of the Manager. Since the Manager received $50,800 less in cash than was paid to acquire the Series Gallery Drop 044 Underlying Asset from the prior Series Gallery Drop 044 Underlying Asset owner, Series Gallery Drop 044 agreed to satisfy such shortfall by paying to the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset, $50,800 in cash pursuant to the addendum. Series Gallery Drop 044 utilized the cash proceeds from the sale of Series Gallery Drop 044 Interests to the advisor referred to above to satisfy such shortfall.
To fund its organizational costs and start-up activities as well as to advance funds on behalf of a Series to purchase assets, the Manager has covered the expenses and costs of the Company and its Series thus far on a non-interest-bearing extension of revolving credit. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire assets from the Series subscription proceeds (less the applicable management fees), as they are received. As of December 31, 2022, the Company had $143,748 due to the Manager, with $96,320 in other (legal and taxes), accounting, storage and insurance fees and expenses associated with and incurred on behalf of the Series during the year ended December 31, 2022, as detailed in the table below:

Series	Other	Accounting	Storage	Provision for Income Tax	Insurance	Total
Series #KW	$809	$2,029	$523	$50	$955	$4,366
Series Drop 003	809	2,029	177	50	137	3,202
Series Drop 005	809	2,029	272	50	362	3,522
Series Gallery Drop 011	809	2,029	158	50	93	3,139
Series Gallery Drop 012	809	2,029	357	50	563	3,808
Series Gallery Drop 013	809	2,029	262	50	339	3,489
Series Gallery Drop 017	809	2,029	203	50	199	3,290
Series Gallery Drop 030	809	2,029	370	50	97	3,355
Series Gallery Drop 031	809	2,029	193	50	176	3,257
Series Gallery Drop 034	809	2,029	807	50	1,653	5,348
Series Gallery Drop 039	809	2,029	225	50	251	3,364
Series Gallery Drop 046	728	2,010	205	50	203	3,196
Series Gallery Drop 048	753	2,010	215	50	228	3,256
Series Gallery Drop 049	753	2,010	484	50	864	4,161
Series Gallery Drop 051	753	2,010	168	50	117	3,098
Series Gallery Drop 059	753	2,010	244	50	297	3,354
Series Gallery Drop 063	753	2,010	153	50	80	3,046
Series Gallery Drop 064	753	2,010	173	50	129	3,115
Series Gallery Drop 066	753	2,010	272	50	292	3,377
Series Gallery Drop 071	753	2,010	246	50	362	3,421

Series Gallery Drop 099	753	2,010	340	50	524	3,677
Series Gallery Drop 101	752	2,010	460	50	547	3,819
Series Gallery Drop 113	474	1,622	121	50	127	2,394
Series Gallery Drop 116(1)	1,702	1,012	501	-	906	4,121
Series Gallery Drop 117	362	1,012	270	50	291	1,985
Series Gallery Drop 119	1,609	1,012	278	50	257	3,206
Series Gallery Drop 122(2)	1,702	1,012	537	50	443	3,744
Series Gallery Drop 123	1,702	1,012	194	50	252	3,210
Total	$24,707	$51,111	$8,408	$1,350	$10,744	$96,320

(1)
During the year ended December 31, 2022, Series Gallery Drop 122 had a non-cash transfer of $473 from the amount due to the Manager to capital contributions.
(2)
During the year ended December 31, 2022, Series Gallery Drop 113 had a non-cash transfer of $231 from the amount due to the Manager to capital contributions.
As of December 31, 2021, the Company had $179,931 due to the Manager for legal, accounting, storage and insurance fees and expenses associated with and incurred on behalf of the Series, as detailed in the table below:

Series	Legal	Accounting	Storage	Insurance	Total
Series #KW	$159	$1,761	$240	$568	$2,728
Series Drop 002	159	1,761	213	99	2,232
Series Drop 003	159	1,760	241	112	2,272
Series Drop 004	159	1,721	315	146	2,341
Series Drop 005	159	1,760	639	297	2,855
Series Drop 008	159	1,761	249	116	2,285
Series Drop 009	159	1,761	2,201	1,023	5,144
Series Drop 010	159	1,760	170	79	2,168
Series Gallery Drop 011	159	1,760	163	76	2,158
Series Gallery Drop 012	159	1,760	994	462	3,375
Series Gallery Drop 013	159	1,393	420	128	2,100
Series Gallery Drop 014	159	1,760	213	99	2,231
Series Gallery Drop 015	159	1,720	176	82	2,137
Series Gallery Drop 016	158	1,685	133	71	2,047
Series Gallery Drop 017	159	1,685	351	163	2,358
Series Gallery Drop 018	159	1,760	82	38	2,039
Series Gallery Drop 019	158	1,760	134	62	2,114
Series Gallery Drop 021	159	1,759	189	88	2,195
Series Gallery Drop 022	159	1,760	213	99	2,231
Series Gallery Drop 023	159	1,760	107	50	2,076

Series Gallery Drop 024	159	1,760	163	76	2,158
Series Gallery Drop 025	-	140	-	-	140
Series Gallery Drop 026	159	1,760	675	314	2,908
Series Gallery Drop 028	159	1,760	131	61	2,111
Series Gallery Drop 029	159	1,760	378	176	2,473
Series Gallery Drop 030	159	1,760	170	79	2,168
Series Gallery Drop 031	159	1,393	219	64	1,835
Series Gallery Drop 032	159	1,760	24	16	1,959
Series Gallery Drop 033	158	1,393	107	31	1,689
Series Gallery Drop 034	159	1,760	2,876	1,337	6,132
Series Gallery Drop 035	159	1,760	516	240	2,675
Series Gallery Drop 036	159	1,760	342	159	2,420
Series Gallery Drop 037	159	1,686	176	82	2,103
Series Gallery Drop 038	159	1,685	514	239	2,597
Series Gallery Drop 039	159	1,685	444	206	2,494
Series Gallery Drop 040	159	1,318	166	51	1,694
Series Gallery Drop 041	159	1,685	35	16	1,895
Series Gallery Drop 042	159	1,685	142	66	2,052
Series Gallery Drop 043	159	1,318	315	96	1,888
Series Gallery Drop 046	159	753	252	77	1,241
Series Gallery Drop 047	159	753	144	45	1,101
Series Gallery Drop 048	159	753	281	89	1,282
Series Gallery Drop 049	159	753	1,073	332	2,317
Series Gallery Drop 050	159	753	125	34	1,071
Series Gallery Drop 051	159	753	144	44	1,100
Series Gallery Drop 052	159	1,318	45	13	1,535

Series Gallery Drop 053	159	753	390	124	1,426
Series Gallery Drop 054	159	753	90	27	1,029
Series Gallery Drop 055	159	753	225	70	1,207
Series Gallery Drop 056	159	753	101	31	1,044
Series Gallery Drop 057	159	753	85	26	1,023
Series Gallery Drop 058	159	753	106	33	1,051
Series Gallery Drop 059	159	713	368	113	1,353
Series Gallery Drop 060	159	753	242	75	1,229
Series Gallery Drop 061	159	753	109	34	1,055
Series Gallery Drop 062	159	753	77	24	1,013
Series Gallery Drop 063	159	753	100	31	1,043
Series Gallery Drop 064	159	753	160	50	1,122
Series Gallery Drop 065	159	753	101	31	1,044
Series Gallery Drop 066	159	753	450	139	1,501
Series Gallery Drop 067	159	753	300	92	1,304
Series Gallery Drop 068	159	753	120	37	1,069
Series Gallery Drop 069	159	753	175	54	1,141
Series Gallery Drop 070	159	713	156	48	1,076
Series Gallery Drop 071	159	713	375	116	1,363
Series Gallery Drop 072	159	713	1,400	427	2,699
Series Gallery Drop 073	159	713	221	68	1,161
Series Gallery Drop 074	159	713	104	32	1,008
Series Gallery Drop 075	159	-	277	86	522
Series Gallery Drop 076	159	713	277	86	1,235
Series Gallery Drop 077	159	713	185	57	1,114
Series Gallery Drop 078	159	713	104	32	1,008

Series Gallery Drop 079	159	713	101	31	1,004
Series Gallery Drop 080	159	713	75	24	971
Series Gallery Drop 082	159	713	400	123	1,395
Series Gallery Drop 083	159	713	225	70	1,167
Series Gallery Drop 086	159	673	450	139	1,421
Series Gallery Drop 089	159	673	120	37	989
Series Gallery Drop 091	159	-	187	58	404
Series Gallery Drop 093	159	673	218	67	1,117
Series Gallery Drop 094	159	240	109	33	541
Series Gallery Drop 095	159	673	226	70	1,128
Series Gallery Drop 096	159	673	145	45	1,022
Series Gallery Drop 098	159	673	70	21	923
Series Gallery Drop 099	159	200	350	201	910
Series Gallery Drop 100	159	673	92	28	952
Series Gallery Drop 101	159	200	622	309	1,290
Series Gallery Drop 102	159	240	70	21	490
Series Gallery Drop 103	159	200	87	27	473
Series Gallery Drop 104	159	633	63	19	874
Series Gallery Drop 105	159	160	309	95	723
Series Gallery Drop 107	159	633	114	35	941
Series Gallery Drop 108	159	240	151	46	596
Series Gallery Drop 109	159	228	153	47	587
Series Gallery Drop 110	159	200	54	17	430
Series Gallery Drop 111	159	160	96	30	445
Series Gallery Drop 112	159	160	413	148	880
Series Gallery Drop 113	159	160	295	94	708

Series Gallery Drop 114	159	160	69	22	410
Series Gallery Drop 115	159	160	84	26	429
Unallocated	-	21,660	1,001	1,086	23,747
Total	$15,738	$121,933	$29,547	$12,713	$179,931

On November 22, 2022, the following Series exchanged the Underlying Assets of such Series for the amounts below for non-voting membership interests in Public Sneaker Collection LLC (“Public Sneaker”), an affiliate, by subscribing to the offering by Public Sneaker of its interests pursuant to Regulation A (“Regulation A”) of the Securities Act of 1933, as amended (the “Securities Act”). In connection with each such exchange, the applicable Series made de minimis operating expense reimbursement payments to the Manager for outstanding but unpaid expenses of such Series. The Manager assumed all remaining outstanding but unpaid expenses of such Series. The Manager, as the manager of each such Series, was appointed as liquidator and distributed to holders of interests in each such Series all of the remaining assets of such Series, which consisted, after the aforementioned reimbursements to the Manager, only of interests in Public Sneaker. After making such distributions, the Manager wound up such Series as the Series no longer have any assets or liabilities.

Series	Underlying Asset Exchange Value
Series Drop 002	$63,000
Series Drop 010	58,000
Series Gallery Drop 014	98,000
Series Gallery Drop 016	34,000
Series Gallery Drop 021	34,100
Series Gallery Drop 022	44,000
Series Gallery Drop 028	30,000
Series Gallery Drop 029	55,000
Series Gallery Drop 033	86,400
Series Gallery Drop 036	61,200
Series Gallery Drop 037	23,850
Series Gallery Drop 040	39,050
Series Gallery Drop 041	11,000
Series Gallery Drop 042	16,800
Series Gallery Drop 043	60,300
Series Gallery Drop 114	$13,500

NOTE 5: MEMBERS’ LIABILITY
The Company is organized as a series limited liability company. As such, the liability of the members of the Company for the financial obligations of the Company is limited to each member’s contribution of capital.
NOTE 6: MEMBERS’ EQUITY
The members of each Series have certain rights with respect to the Series to which they are subscribed. Each Series generally holds a single asset or a collection of assets. A Series member is entitled to their pro rata share of the net profits derived from the Underlying Asset held in that series after deduction of expense allocations and direct expenses attributable to the Underlying Asset, based on their percentage of the total outstanding Interests in that Series.
The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation or liability.

Interests Outstanding, Series Subscriptions & Subscriptions Receivable
The table below details Interests outstanding as of December 31, 2022. During the year ended December 31, 2022, the Company received subscriptions of $498,500 (which amount excludes $115,800 in subscriptions recorded as Subscriptions Receivable as of December 31, 2021), as detailed in the table below:

Series Name	Interests Sold During Year Ended December 31, 2022	Interests Outstanding as of December 31, 2022	Subscription Amount	Closed Date
Series #KW	-	10,000	$-	11/27/19
Series Drop 002	-	1,000	-	04/13/20
Series Drop 003	-	1,000	-	03/18/20
Series Drop 004	-	1,000	-	03/11/20
Series Drop 005	-	1,250	-	03/06/20
Series Drop 008	-	1,000	-	03/17/20
Series Drop 009	-	3,250	-	10/02/20
Series Drop 010	-	1,000	-	03/06/20
Series Gallery Drop 011	-	1,000	-	05/21/20
Series Gallery Drop 012	-	2,000	-	08/24/20
Series Gallery Drop 013	-	1,500	-	02/22/21
Series Gallery Drop 014	-	1,000	-	04/21/20
Series Gallery Drop 015	-	1,000	-	04/03/20
Series Gallery Drop 016	-	1,000	-	06/01/20
Series Gallery Drop 017	-	1,000	-	10/16/20
Series Gallery Drop 018	-	480	-	08/14/20
Series Gallery Drop 019	-	750	-	08/18/20
Series Gallery Drop 020	-	1,820	-	09/30/20
Series Gallery Drop 021	-	1,100	-	11/04/20
Series Gallery Drop 022	-	1,000	-	08/14/20
Series Gallery Drop 023	-	1,000	-	10/23/20
Series Gallery Drop 024	-	1,000	-	08/17/20
Series Gallery Drop 025	-	1,000	-	12/15/20
Series Gallery Drop 026	-	2,000	-	09/14/20
Series Gallery Drop 027	-	5,000	-	09/15/20
Series Gallery Drop 028	-	2,000	-	11/20/20
Series Gallery Drop 029	-	5,000	-	11/06/20
Series Gallery Drop 030	-	2,000	-	12/01/20
Series Gallery Drop 031	-	2,000	-	01/21/21
Series Gallery Drop 032	-	5,000	-	12/31/20
Series Gallery Drop 033	-	2,400	-	01/28/21
Series Gallery Drop 034	-	21,250	-	11/02/20
Series Gallery Drop 035	-	3,750	-	12/22/20
Series Gallery Drop 036	-	5,100	-	12/16/20
Series Gallery Drop 037	-	2,650	-	11/05/20
Series Gallery Drop 038	-	7,350	-	11/05/20
Series Gallery Drop 039	-	6,750	-	12/14/20
Series Gallery Drop 040	-	3,550	-	01/29/21
Series Gallery Drop 041	-	5,500	-	12/16/20
Series Gallery Drop 042	-	2,100	-	12/01/20
Series Gallery Drop 043	-	6,700	-	01/22/21
Series Gallery Drop 044	-	70,000	-	04/22/21

Series Gallery Drop 045	-	23,000	-	01/19/21
Series Gallery Drop 046	-	5,300	-	02/12/21
Series Gallery Drop 047	-	3,000	-	02/12/21
Series Gallery Drop 048	-	5,800	-	05/25/21
Series Gallery Drop 049	-	22,500	-	02/01/21
Series Gallery Drop 050	-	2,950	-	03/01/21
Series Gallery Drop 051	-	3,100	-	01/26/21
Series Gallery Drop 052	-	1,000	-	01/12/21
Series Gallery Drop 053	-	7,950	-	04/08/21
Series Gallery Drop 054	-	1,900	-	02/02/21
Series Gallery Drop 055	-	4,750	-	04/05/21
Series Gallery Drop 056	-	2,120	-	02/09/21
Series Gallery Drop 057	-	1,800	-	02/09/21
Series Gallery Drop 058	-	2,240	-	03/12/21
Series Gallery Drop 059	-	7,760	-	03/09/21
Series Gallery Drop 060	-	5,110	-	03/05/21
Series Gallery Drop 061	-	2,310	-	02/09/21
Series Gallery Drop 062	-	1,620	-	02/19/21
Series Gallery Drop 063	-	2,110	-	03/02/21
Series Gallery Drop 064	-	3,370	-	03/01/21
Series Gallery Drop 065	-	2,612	-	03/23/21
Series Gallery Drop 066	-	9,470	-	03/05/21
Series Gallery Drop 067	-	6,320	-	06/03/21
Series Gallery Drop 068	-	2,530	-	03/05/21
Series Gallery Drop 069	-	3,700	-	03/05/21
Series Gallery Drop 070	-	3,280	-	04/05/21
Series Gallery Drop 071	-	10,390	-	03/25/21
Series Gallery Drop 072	-	35,000	-	04/15/21
Series Gallery Drop 073	-	4,660	-	06/11/21
Series Gallery Drop 074	-	2,200	-	03/25/21
Series Gallery Drop 075	-	5,830	-	07/08/21
Series Gallery Drop 076	-	5,830	-	04/27/21
Series Gallery Drop 077	-	3,880	-	04/05/21
Series Gallery Drop 078	-	2,200	-	04/15/21
Series Gallery Drop 079	-	2,120	-	03/19/21
Series Gallery Drop 080	-	1,580	-	03/19/21
Series Gallery Drop 082	-	8,420	-	04/30/21
Series Gallery Drop 083	-	4,740	-	05/14/21
Series Gallery Drop 086	-	36,470	-	05/26/21
Series Gallery Drop 089	-	2,520	-	04/19/21
Series Gallery Drop 091	-	3,940	-	08/04/21
Series Gallery Drop 093	-	4,580	-	04/27/21
Series Gallery Drop 094	-	2,280	-	07/08/21
Series Gallery Drop 095	-	4,760	-	06/18/21
Series Gallery Drop 096	-	3,050	-	04/27/21
Series Gallery Drop 097	-	3,160	-	05/05/21
Series Gallery Drop 098	-	1,470	-	04/27/21
Series Gallery Drop 099	-	13,680	-	08/12/21
Series Gallery Drop 100	-	1,950	-	06/22/21
Series Gallery Drop 101	-	21,130	-	08/04/21
Series Gallery Drop 102	-	1,480	-	07/01/21

Series Gallery Drop 103	-	1,840	-	08/19/21
Series Gallery Drop 104	-	1,310	-	06/17/21
Series Gallery Drop 105	-	6,500	-	09/23/21
Series Gallery Drop 107	-	2,380	-	06/24/21
Series Gallery Drop 108	-	3,170	-	07/13/21
Series Gallery Drop 109	-	3,240	-	09/30/21
Series Gallery Drop 110	-	1,060	-	08/10/21
Series Gallery Drop 111	-	1,890	-	09/14/21
Series Gallery Drop 112	-	7,500	-	08/31/21
Series Gallery Drop 113	-	5,790	-	08/31/21
Series Gallery Drop 114	-	1,350	-	09/03/21
Series Gallery Drop 115	-	1,650	-	08/27/21
Series Gallery Drop 116	236,800	236,800	236,800	02/28/22
Series Gallery Drop 117	93,700	93,700	93,700	02/28/22
Series Gallery Drop 119	88,400	88,400	88,400	03/09/22
Series Gallery Drop 121	32,800	32,800	32,800	03/02/22
Series Gallery Drop 122	-	115,800	-	02/25/22
Series Gallery Drop 123	46,800	46,800	46,800	02/28/22
Total			$498,500

The table below details Interests outstanding as of December 31, 2021. During the year ended December 31, 2021, the Company received 2021 subscriptions of $3,652,270 (which amount (a) excludes $504,030 in cash subscriptions previously recorded as Subscriptions Receivable as of December 31, 2020 and (b) includes $115,800 in subscriptions recorded as Subscriptions Receivable as of December 31, 2021), as detailed in the table below:

Series Name	Interests Sold During Year Ended December 31, 2021	Interests Outstanding as of December 31, 2021	Subscription Amount	Closed Date
Series #KW	-	10,000	$-	11/27/19
Series Drop 002	-	1,000	-	04/13/20
Series Drop 003	-	1,000	-	03/18/20
Series Drop 004	-	1,000	-	03/11/20
Series Drop 005	-	1,250	-	03/06/20
Series Drop 008	-	1,000	-	03/17/20
Series Drop 009	-	3,250	-	10/02/20
Series Drop 010	-	1,000	-	03/06/20
Series Gallery Drop 011	-	1,000	-	05/21/20
Series Gallery Drop 012	-	2,000	-	08/24/20
Series Gallery Drop 013	-	1,500	-	02/22/21
Series Gallery Drop 014	-	1,000	-	04/21/20
Series Gallery Drop 015	-	1,000	-	04/03/20
Series Gallery Drop 016	-	1,000	-	06/01/20
Series Gallery Drop 017	-	1,000	-	10/16/20
Series Gallery Drop 018	-	480	-	08/14/20
Series Gallery Drop 019	-	750	-	08/18/20
Series Gallery Drop 020	-	1,820	-	09/30/20
Series Gallery Drop 021	-	1,100	-	11/04/20
Series Gallery Drop 022	-	1,000	-	08/14/20
Series Gallery Drop 023	-	1,000	-	10/23/20
Series Gallery Drop 024	-	1,000	-	08/17/20

Series Gallery Drop 025	-	1,000	-	12/15/20
Series Gallery Drop 026	-	2,000	-	09/14/20
Series Gallery Drop 027	-	5,000	-	09/15/20
Series Gallery Drop 028	-	2,000	-	11/20/20
Series Gallery Drop 029	-	5,000	-	11/06/20
Series Gallery Drop 030	-	2,000	-	12/01/20
Series Gallery Drop 031	-	2,000	-	01/21/21
Series Gallery Drop 032	-	5,000	-	12/31/20
Series Gallery Drop 033	21	2,400	210	01/28/21
Series Gallery Drop 034(1)	500	21,250	-	11/02/20
Series Gallery Drop 035	-	3,750	-	12/22/20
Series Gallery Drop 036	-	5,100	-	12/16/20
Series Gallery Drop 037	-	2,650	-	11/05/20
Series Gallery Drop 038	-	7,350	-	11/05/20
Series Gallery Drop 039	-	6,750	-	12/14/20
Series Gallery Drop 040	1	3,550	10	01/29/21
Series Gallery Drop 041	-	5,500	-	12/16/20
Series Gallery Drop 042	-	2,100	-	12/01/20
Series Gallery Drop 043	4	6,700	40	01/22/21
Series Gallery Drop 044(2)	51,750	70,000	517,500	04/22/21
Series Gallery Drop 045	21	23,000	210	01/19/21
Series Gallery Drop 046	5,300	5,300	53,000	02/12/21
Series Gallery Drop 047	3,000	3,000	30,000	02/12/21
Series Gallery Drop 048	5,800	5,800	58,000	05/25/21
Series Gallery Drop 049	22,500	22,500	225,000	02/01/21
Series Gallery Drop 050	2,950	2,950	29,500	03/01/21
Series Gallery Drop 051	3,100	3,100	31,000	01/26/21
Series Gallery Drop 052	-	1,000	-	01/12/21
Series Gallery Drop 053	7,950	7,950	79,500	04/08/21
Series Gallery Drop 054	1,900	1,900	19,000	02/02/21
Series Gallery Drop 055	4,750	4,750	47,500	04/05/21
Series Gallery Drop 056	2,120	2,120	21,200	02/09/21
Series Gallery Drop 057	1,800	1,800	18,000	02/09/21
Series Gallery Drop 058	2,240	2,240	22,400	03/12/21
Series Gallery Drop 059	7,760	7,760	77,600	03/09/21
Series Gallery Drop 060	5,110	5,110	51,100	03/05/21
Series Gallery Drop 061	2,310	2,310	23,100	02/09/21
Series Gallery Drop 062	1,620	1,620	16,200	02/19/21
Series Gallery Drop 063	2,110	2,110	21,100	03/02/21
Series Gallery Drop 064	3,370	3,370	33,700	03/01/21
Series Gallery Drop 065(3)	2,110	2,612	21,100	03/23/21
Series Gallery Drop 066	9,470	9,470	94,700	03/05/21
Series Gallery Drop 067	6,320	6,320	63,200	06/03/21
Series Gallery Drop 068	2,530	2,530	25,300	03/05/21
Series Gallery Drop 069	3,700	3,700	37,000	03/05/21
Series Gallery Drop 070	3,280	3,280	32,800	04/05/21
Series Gallery Drop 071(4)	7,890	10,390	78,900	03/25/21
Series Gallery Drop 072(5)	29,750	35,000	297,500	04/15/21
Series Gallery Drop 073	4,660	4,660	46,600	06/11/21
Series Gallery Drop 074	2,200	2,200	22,000	03/25/21

Series Gallery Drop 075	5,830	5,830	58,300	07/08/21
Series Gallery Drop 076	5,830	5,830	58,300	04/27/21
Series Gallery Drop 077	3,880	3,880	38,800	04/05/21
Series Gallery Drop 078	2,200	2,200	22,000	04/15/21
Series Gallery Drop 079	2,120	2,120	21,200	03/19/21
Series Gallery Drop 080	1,580	1,580	15,800	03/19/21
Series Gallery Drop 082	8,420	8,420	84,200	04/30/21
Series Gallery Drop 083	4,740	4,740	47,400	05/14/21
Series Gallery Drop 086(6)	9,470	36,470	94,700	05/26/21
Series Gallery Drop 089	2,520	2,520	25,200	04/19/21
Series Gallery Drop 091	3,940	3,940	39,400	08/04/21
Series Gallery Drop 093	4,580	4,580	45,800	04/27/21
Series Gallery Drop 094	2,280	2,280	22,800	07/08/21
Series Gallery Drop 095	4,760	4,760	47,600	06/18/21
Series Gallery Drop 096	3,050	3,050	30,500	04/27/21
Series Gallery Drop 097	3,160	3,160	31,600	05/05/21
Series Gallery Drop 098	1,470	1,470	14,700	04/27/21
Series Gallery Drop 099	13,680	13,680	136,800	08/12/21
Series Gallery Drop 100	1,950	1,950	19,500	06/22/21
Series Gallery Drop 101	21,130	21,130	211,300	08/04/21
Series Gallery Drop 102	1,480	1,480	14,800	07/01/21
Series Gallery Drop 103	1,840	1,840	18,400	08/19/21
Series Gallery Drop 104	1,310	1,310	13,100	06/17/21
Series Gallery Drop 105	6,500	6,500	65,000	09/23/21
Series Gallery Drop 107	2,380	2,380	23,800	06/24/21
Series Gallery Drop 108	3,170	3,170	31,700	07/13/21
Series Gallery Drop 109	3,240	3,240	32,400	09/30/21
Series Gallery Drop 110	1,060	1,060	10,600	08/10/21
Series Gallery Drop 111	1,890	1,890	18,900	09/14/21
Series Gallery Drop 112(7)	6,000	7,500	60,000	08/31/21
Series Gallery Drop 113	5,790	5,790	57,900	08/31/21
Series Gallery Drop 114	1,350	1,350	13,500	09/03/21
Series Gallery Drop 115	1,650	1,650	16,500	08/27/21
Series Gallery Drop 122(8)	115,800	1	115,800	Open
Total(9)			$3,652,270

(1)
On August 3, 2020, Series Gallery Drop 034 acquired its Underlying Asset from the Manager in exchange for a note in the original principal amount of $405,000 and its agreement to issue 500 Series Gallery Drop 034 Interests to the asset seller upon completion of the offering. The 500 Series Gallery Drop 034 Interests were issued to the asset seller but not recorded as of December 31, 2020. Accordingly, the issuance was included in changes to members’ equity for the year ended December 31, 2021.
(2)
In addition to the 46,670 Series Gallery Drop 044 Interests sold pursuant to Regulation A, 5,080 Series Gallery Drop 044 Interests were sold to an advisor to the Manager in a private placement transaction. Additionally, there were two non-cash transactions: (i) 15,000 Series Gallery Drop 044 Interests were issued to such advisor in connection with the acquisition by the Manager from the advisor of in-kind consideration utilized to acquire the Series Gallery Drop 044 Underlying Asset; and (ii) 3,250 Series Gallery Drop 044 Interests were issued to such advisor in connection with the advisor’s agreement to waive $32,500 in commission otherwise owed.

(3)
In addition to the 2,110 Series Gallery Drop 065 Interests sold pursuant to Regulation A, 502 Series Gallery Drop 065 Interests were sold to the consignor in a private placement transaction.
(4)
In addition to the 7,890 Series Gallery Drop 071 Interests sold pursuant to Regulation A, 2,500 Series Gallery Drop 071 Interests were sold to the consignor in a private placement transaction.
(5)
In addition to the 29,750 Series Gallery Drop 072 Interests sold pursuant to Regulation A, 5,250 Series Gallery Drop 072 Interests were sold to the consignor in a private placement transaction.
(6)
In addition to the 9,470 Series Gallery Drop 086 Interests sold pursuant to Regulation A, 27,000 Series Gallery Drop 086 Interests were sold to the consignor in a private placement transaction.
(7)
In addition to the 6,000 Series Gallery Drop 112 Interests sold pursuant to Regulation A, 1,500 Series Gallery Drop 112 Interests were sold to the consignor in a private placement transaction.
(8)
The offering of Series Gallery Drop 122 Interests had not closed as of December 31, 2021, but the Company recorded a subscription receivable of $115,800, corresponding to subscriptions for 115,800 Series Gallery Drop 122 Interests. As of December 31, 2021, only one Series Gallery Drop 122 Interest, the Interest issued to the Manager on formation of Series Gallery Drop 122, was outstanding.
(9)
Membership contributions totaled $3,652,272 for the year ended December 31, 2021. The discrepancy versus the total presented in the table above is due to $1 non-cash adjustments to each of Series Gallery Drop 018 and Series Gallery Drop 027 for the year ended December 31, 2021.
Interest Issuances Related to Underlying Asset Acquisitions
In certain instances, Interests in a particular Series are issued as part of the total purchase consideration for and/or in connection with the acquisition of the Underlying Asset of such Series (for example, Interests issued to an asset seller as partial consideration for an Underlying Asset or to an advisor through which the Company acquired an Underlying Asset), in each case as described in the respective offering statement filed with the Commission on Form 1-A, as amended and supplemented from time to time. During the year ended December 31, 2022, the Company issued no such Interests. During the year ended December 31, 2021, the Company issued the following such Interests:
Series	Interests Issued During Year Ended December 31, 2021
Series Gallery Drop 034	500
Series Gallery Drop 044(1)	(5,080)
Series Gallery Drop 065	502
Series Gallery Drop 071	2,500
Series Gallery Drop 072	5,250
Series Gallery Drop 086	27,000
Series Gallery Drop 112	1,500

Distributions
During the year ended December 31, 2022, on a total consolidated basis, the Company made distributions of $2,884,548, in connection with the dispositions of the underlying assets of the following Series:

Series	Distributions During Year Ended December 31, 2022
Series Drop 002(1)	$30,000
Series Drop 004	16,930
Series Drop 008	30,950
Series Drop 009	87,555

Series Drop 010(1)	24,000
Series Gallery Drop 014(1)	30,000
Series Gallery Drop 015	10,260
Series Gallery Drop 016(1)	19,539
Series Gallery Drop 018	28,142
Series Gallery Drop 019	14,085
Series Gallery Drop 021(1)	26,560
Series Gallery Drop 022(1)	29,948
Series Gallery Drop 023	35,100
Series Gallery Drop 024	32,550
Series Gallery Drop 026	200,700
Series Gallery Drop 028(1)	18,500
Series Gallery Drop 029(1)	53,309
Series Gallery Drop 032	8,900
Series Gallery Drop 033(1)	21,475
Series Gallery Drop 035	28,500
Series Gallery Drop 036(1)	48,202
Series Gallery Drop 037(1)	24,758
Series Gallery Drop 038	49,466
Series Gallery Drop 040(1)	33,211
Series Gallery Drop 041(1)	4,969
Series Gallery Drop 042(1)	20,000
Series Gallery Drop 043(1)	33,500
Series Gallery Drop 045	684,940
Series Gallery Drop 047	72,030
Series Gallery Drop 050	9,765
Series Gallery Drop 052	3,930
Series Gallery Drop 053	23,771
Series Gallery Drop 054	12,996
Series Gallery Drop 055	21,660
Series Gallery Drop 056	11,321
Series Gallery Drop 057	9,936
Series Gallery Drop 058	5,264
Series Gallery Drop 060	140,014
Series Gallery Drop 061	12,128
Series Gallery Drop 062	22,502
Series Gallery Drop 065	27,530
Series Gallery Drop 067	19,276
Series Gallery Drop 068	8,830
Series Gallery Drop 069	7,474
Series Gallery Drop 070	10,824
Series Gallery Drop 072	127,400
Series Gallery Drop 073	18,826
Series Gallery Drop 074	12,144
Series Gallery Drop 076	4,139
Series Gallery Drop 077	6,092
Series Gallery Drop 078	20,944
Series Gallery Drop 079	15,709
Series Gallery Drop 080	28,645

Series Gallery Drop 082	104,947
Series Gallery Drop 083	14,125
Series Gallery Drop 086	137,492
Series Gallery Drop 089	2,570
Series Gallery Drop 091	14,460
Series Gallery Drop 093	12,137
Series Gallery Drop 094	14,341
Series Gallery Drop 095	14,756
Series Gallery Drop 096	13,237
Series Gallery Drop 097(2)	(28)
Series Gallery Drop 098	3,278
Series Gallery Drop 100	13,748
Series Gallery Drop 102	2,131
Series Gallery Drop 103	35,034
Series Gallery Drop 104	25,545
Series Gallery Drop 105	71,500
Series Gallery Drop 107	8,830
Series Gallery Drop 108	8,274
Series Gallery Drop 109	12,150
Series Gallery Drop 110	16,282
Series Gallery Drop 111	8,297
Series Gallery Drop 112	14,025
Series Gallery Drop 114(1)	11,084
Series Gallery Drop 115	6,798
Series Gallery Drop 121	20,336
Total	$2,884,548

(1)
On November 22, 2022, the referenced Series exchanged the Underlying Assets of such Series for the amounts above for interests in Public Sneaker by subscribing to the offering by Public Sneaker of its interests pursuant to Regulation A. The Manager, as the manager of each such Series, distributed to holders of interests in each such Series all of the remaining assets of such Series, which consisted only of interests in Public Sneaker. Accordingly, the distributions referenced above indicate the remaining book value of the assets of such Series, which are the interests in Public Sneaker distributed.

(2)
The distribution for Series Gallery Drop 097 is a non-cash, de minimis adjustment to correct historical discrepancies.
During the year ended December 31, 2021, the Company made distributions of $778,880, in connection with the dispositions of the underlying assets of the following Series:

Series	Distributions During Year Ended December 31, 2021
Series Gallery Drop 020	$225,480
Series Gallery Drop 025	71,910
Series Gallery Drop 027	180,440
Series Gallery Drop 097	301,050
Total	$778,880

NOTE 7: RECENT ACCOUNTING PRONOUNCEMENTS
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021 including interim periods within those fiscal years. Early adoption is permitted. The Company adopted the standard, effective as of the year ended December 31, 2022, and the adoption of such standard had no impact on the Company’s financial statements.
The Company does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements and Series financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.
NOTE 8: COMMITMENTS AND CONTINGENCIES
The Company is not currently involved with and does not know of any pending or threatened litigation against the Company or the Manager.
In December 2019, a novel strain of coronavirus, referred to as COVID-19, was reported in Wuhan, China. COVID-19 spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. The continuing impact and effects of the COVID-19 pandemic on the operation and financial performance of the Company are unknown. However, the Company currently does not expect the COVID-19 pandemic to have a material adverse effect on the business or financial results at this time.
NOTE 9: RISKS AND UNCERTAINTIES
The Company’s and each Series’ operations are limited in scope. The Company holds no assets, and the Series hold no material assets other than art and other collectible assets. The Company and each Series have no employees, debts or contractual obligations. The Company and each Series are dependent upon the Manager to manage their business and provide funding for any current or future obligations.
Each Series is subject to an exceptionally high level of concentration risk. Each Series’ art and other collectible assets can decline in value, become worthless or be difficult or impossible to liquidate due to economic factors, trends in the art and collectibles markets, trends relating to the specific genres of assets, trends relating to broader markets, changes in the condition of the Underlying Assets and/or other factors. In periods of global financial weakness and disruption in financial and capital markets, the art and collectibles market tends to experience declines in transaction volume and prices, making it extremely difficult during such periods to liquidate art and collectibles at acceptable values or at all.
NOTE 10: SUBSEQUENT EVENTS
The Company and each Series has evaluated subsequent events through April 27, 2023, the date the consolidated financial statements and Series financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these consolidated financial statements and Series financial statements, except as set forth below.

ITEM 8.  EXHIBITS

Exhibit No.	Description
2.1	Certificate of Formation of Otis Gallery LLC (incorporated by reference to Exhibit 2.1 to the Offering Statement on Form 1-A filed on February 20, 2019)
2.2	Limited Liability Company Agreement of Otis Gallery LLC (incorporated by reference to Exhibit 2.2 to the Offering Statement on Form 1-A filed on February 20, 2019)
2.3
First Amendment to the Limited Liability Company Agreement of Otis Gallery LLC (incorporated by reference to Exhibit 2.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

2.4	Second Amendment to the Limited Liability Company Agreement of Otis Gallery LLC (incorporated by reference to Exhibit 2.4 to the Current Report on Form 1-U filed on October 5, 2020)
2.5	Third Amendment to the Limited Liability Company Agreement of Otis Gallery LLC (incorporated by reference to Exhibit 2.5 to the Current Report on Form 1-U filed on August 11, 2022)
3.1	Series Designation for Series #KW Interests (incorporated by reference to Exhibit 3.1 to the Offering Statement on Form 1-A filed on February 20, 2019)
3.2	Series Designation for Series Drop 002 Interests (incorporated by reference to Exhibit 3.2 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.3	Series Designation for Series Drop 003 Interests (incorporated by reference to Exhibit 3.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.4	Series Designation for Series Drop 004 Interests (incorporated by reference to Exhibit 3.4 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.5	Series Designation for Series Drop 005 Interests (incorporated by reference to Exhibit 3.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.6	Series Designation for Series Drop 008 Interests (incorporated by reference to Exhibit 3.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.7	Series Designation for Series Drop 009 Interests (incorporated by reference to Exhibit 3.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.8	Series Designation for Series Drop 010 Interests (incorporated by reference to Exhibit 3.10 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.9	Series Designation for Series Gallery Drop 011 Interests (incorporated by reference to Exhibit 3.11 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.10	Series Designation for Series Gallery Drop 012 Interests (incorporated by reference to Exhibit 3.12 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.11	Series Designation for Series Gallery Drop 013 Interests (incorporated by reference to Exhibit 3.13 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.12	Series Designation for Series Gallery Drop 014 Interests (incorporated by reference to Exhibit 3.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.13	Series Designation for Series Gallery Drop 015 Interests (incorporated by reference to Exhibit 3.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.14	Series Designation for Series Gallery Drop 016 Interests (incorporated by reference to Exhibit 3.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
3.15	Series Designation for Series Gallery Drop 017 Interests (incorporated by reference to Exhibit 3.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
3.16	Series Designation for Series Gallery Drop 018 Interests (incorporated by reference to Exhibit 3.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

3.17	Series Designation for Series Gallery Drop 019 Interests (incorporated by reference to Exhibit 3.17 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.18	Series Designation for Series Gallery Drop 020 Interests (incorporated by reference to Exhibit 3.18 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.19	Series Designation for Series Gallery Drop 021 Interests (incorporated by reference to Exhibit 3.19 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.20	Series Designation for Series Gallery Drop 022 Interests (incorporated by reference to Exhibit 3.20 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.21	Series Designation for Series Gallery Drop 023 Interests (incorporated by reference to Exhibit 3.21 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.22	Series Designation for Series Gallery Drop 024 Interests (incorporated by reference to Exhibit 3.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.23	Series Designation for Series Gallery Drop 025 Interests (incorporated by reference to Exhibit 3.23 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.24	Series Designation for Series Gallery Drop 026 Interests (incorporated by reference to Exhibit 3.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.25	Series Designation for Series Gallery Drop 027 Interests (incorporated by reference to Exhibit 3.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
3.26	Series Designation for Series Gallery Drop 028 Interests (incorporated by reference to Exhibit 3.26 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
3.27	Series Designation for Series Gallery Drop 029 Interests (incorporated by reference to Exhibit 3.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
3.28	Series Designation for Series Gallery Drop 030 Interests (incorporated by reference to Exhibit 3.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.29	Series Designation for Series Gallery Drop 031 Interests (incorporated by reference to Exhibit 3.29 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.30	Series Designation for Series Gallery Drop 032 Interests (incorporated by reference to Exhibit 3.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.31	Series Designation for Series Gallery Drop 033 Interests (incorporated by reference to Exhibit 3.31 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.32	Series Designation for Series Gallery Drop 034 Interests (incorporated by reference to Exhibit 3.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.33	Series Designation for Series Gallery Drop 035 Interests (incorporated by reference to Exhibit 3.33 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.34	Series Designation for Series Gallery Drop 036 Interests (incorporated by reference to Exhibit 3.34 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.35	Series Designation for Series Gallery Drop 037 Interests (incorporated by reference to Exhibit 3.35 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.36	Series Designation for Series Gallery Drop 038 Interests (incorporated by reference to Exhibit 3.36 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.37	Series Designation for Series Gallery Drop 039 Interests (incorporated by reference to Exhibit 3.37 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.38	Series Designation for Series Gallery Drop 040 Interests (incorporated by reference to Exhibit 3.38 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.39	Series Designation for Series Gallery Drop 041 Interests (incorporated by reference to Exhibit 3.39 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

3.40	Series Designation for Series Gallery Drop 042 Interests (incorporated by reference to Exhibit 3.40 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.41	Series Designation for Series Gallery Drop 043 Interests (incorporated by reference to Exhibit 3.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
3.42	Amended and Restated Series Designation for Series Gallery Drop 044 Interests (incorporated by reference to Exhibit 3.42 to the Current Report on Form 1-U filed on November 10, 2020)
3.43	Series Designation for Series Gallery Drop 045 Interests (incorporated by reference to Exhibit 3.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
3.44	Series Designation for Series Gallery Drop 046 Interests (incorporated by reference to Exhibit 3.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.45	Series Designation for Series Gallery Drop 047 Interests (incorporated by reference to Exhibit 3.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.46	Series Designation for Series Gallery Drop 048 Interests (incorporated by reference to Exhibit 3.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.47	Series Designation for Series Gallery Drop 049 Interests (incorporated by reference to Exhibit 3.47 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.48	Series Designation for Series Gallery Drop 050 Interests (incorporated by reference to Exhibit 3.48 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.49	Series Designation for Series Gallery Drop 051 Interests (incorporated by reference to Exhibit 3.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.50	Series Designation for Series Gallery Drop 052 Interests (incorporated by reference to Exhibit 3.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.51	Series Designation for Series Gallery Drop 053 Interests (incorporated by reference to Exhibit 3.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.52	Series Designation for Series Gallery Drop 054 Interests (incorporated by reference to Exhibit 3.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.53	Series Designation for Series Gallery Drop 055 Interests (incorporated by reference to Exhibit 3.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.54	Series Designation for Series Gallery Drop 056 Interests (incorporated by reference to Exhibit 3.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.55	Series Designation for Series Gallery Drop 057 Interests (incorporated by reference to Exhibit 3.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.56	Series Designation for Series Gallery Drop 058 Interests (incorporated by reference to Exhibit 3.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.57	Series Designation for Series Gallery Drop 059 Interests (incorporated by reference to Exhibit 3.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.58	Series Designation for Series Gallery Drop 060 Interests (incorporated by reference to Exhibit 3.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.59	Series Designation for Series Gallery Drop 061 Interests (incorporated by reference to Exhibit 3.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.60	Series Designation for Series Gallery Drop 062 Interests (incorporated by reference to Exhibit 3.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.61	Series Designation for Series Gallery Drop 063 Interests (incorporated by reference to Exhibit 3.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.62	Series Designation for Series Gallery Drop 064 Interests (incorporated by reference to Exhibit 3.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

3.63	Series Designation for Series Gallery Drop 065 Interests (incorporated by reference to Exhibit 3.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.64	Series Designation for Series Gallery Drop 066 Interests (incorporated by reference to Exhibit 3.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.65	Series Designation for Series Gallery Drop 067 Interests (incorporated by reference to Exhibit 3.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.66	Series Designation for Series Gallery Drop 068 Interests (incorporated by reference to Exhibit 3.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.67	Series Designation for Series Gallery Drop 069 Interests (incorporated by reference to Exhibit 3.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.68	Series Designation for Series Gallery Drop 070 Interests (incorporated by reference to Exhibit 3.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.69	Series Designation for Series Gallery Drop 071 Interests (incorporated by reference to Exhibit 3.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.70	Series Designation for Series Gallery Drop 072 Interests (incorporated by reference to Exhibit 3.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.71	Series Designation for Series Gallery Drop 073 Interests (incorporated by reference to Exhibit 3.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.72	Series Designation for Series Gallery Drop 074 Interests (incorporated by reference to Exhibit 3.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.73	Series Designation for Series Gallery Drop 075 Interests (incorporated by reference to Exhibit 3.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.74	Series Designation for Series Gallery Drop 076 Interests (incorporated by reference to Exhibit 3.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.75	Series Designation for Series Gallery Drop 077 Interests (incorporated by reference to Exhibit 3.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.76	Series Designation for Series Gallery Drop 078 Interests (incorporated by reference to Exhibit 3.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.77	Series Designation for Series Gallery Drop 079 Interests (incorporated by reference to Exhibit 3.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.78	Series Designation for Series Gallery Drop 080 Interests (incorporated by reference to Exhibit 3.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.79	Series Designation for Series Gallery Drop 082 Interests (incorporated by reference to Exhibit 3.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.80	Series Designation for Series Gallery Drop 083 Interests (incorporated by reference to Exhibit 3.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.81	Series Designation for Series Gallery Drop 086 Interests (incorporated by reference to Exhibit 3.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.82	Series Designation for Series Gallery Drop 089 Interests (incorporated by reference to Exhibit 3.87 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.83	Series Designation for Series Gallery Drop 091 Interests (incorporated by reference to Exhibit 3.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.84	Series Designation for Series Gallery Drop 093 Interests (incorporated by reference to Exhibit 3.91 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.85	Series Designation for Series Gallery Drop 094 Interests (incorporated by reference to Exhibit 3.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

3.86	Series Designation for Series Gallery Drop 095 Interests (incorporated by reference to Exhibit 3.93 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.87	Series Designation for Series Gallery Drop 096 Interests (incorporated by reference to Exhibit 3.94 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.88	Series Designation for Series Gallery Drop 097 Interests (incorporated by reference to Exhibit 3.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.89	Series Designation for Series Gallery Drop 098 Interests (incorporated by reference to Exhibit 3.96 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.90	Series Designation for Series Gallery Drop 099 Interests (incorporated by reference to Exhibit 3.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.91	Series Designation for Series Gallery Drop 100 Interests (incorporated by reference to Exhibit 3.98 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.92	Series Designation for Series Gallery Drop 101 Interests (incorporated by reference to Exhibit 3.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.93	Series Designation for Series Gallery Drop 102 Interests (incorporated by reference to Exhibit 3.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.94	Series Designation for Series Gallery Drop 103 Interests (incorporated by reference to Exhibit 3.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.95	Series Designation for Series Gallery Drop 104 Interests (incorporated by reference to Exhibit 3.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.96	Series Designation for Series Gallery Drop 105 Interests (incorporated by reference to Exhibit 3.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.97	Series Designation for Series Gallery Drop 107 Interests (incorporated by reference to Exhibit 3.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.98	Series Designation for Series Gallery Drop 108 Interests (incorporated by reference to Exhibit 3.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.99	Series Designation for Series Gallery Drop 109 Interests (incorporated by reference to Exhibit 3.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.100	Series Designation for Series Gallery Drop 110 Interests (incorporated by reference to Exhibit 3.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
3.101	Series Designation for Series Gallery Drop 111 Interests (incorporated by reference to Exhibit 3.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
3.102	Series Designation for Series Gallery Drop 112 Interests (incorporated by reference to Exhibit 3.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
3.103	Series Designation for Series Gallery Drop 113 Interests (incorporated by reference to Exhibit 3.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
3.104	Series Designation for Series Gallery Drop 114 Interests (incorporated by reference to Exhibit 3.112 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
3.105	Series Designation for Series Gallery Drop 115 Interests (incorporated by reference to Exhibit 3.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
3.114	Series Designation for Series Gallery Drop 116 Interests (incorporated by reference to Exhibit 3.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)
3.115	Series Designation for Series Gallery Drop 117 Interests (incorporated by reference to Exhibit 3.115 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 28, 2021)
3.116	Series Designation for Series Gallery Drop 119 Interests (incorporated by reference to Exhibit 3.117 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

3.117	Series Designation for Series Gallery Drop 121 Interests (incorporated by reference to Exhibit 3.119 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)
3.118	Series Designation for Series Gallery Drop 122 Interests (incorporated by reference to Exhibit 3.120 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)
3.119	Series Designation for Series Gallery Drop 123 Interests (incorporated by reference to Exhibit 3.121 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)
4.1	Form of Subscription Agreement for Series #KW Interests (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on July 10, 2019)
4.2	Form of Subscription Agreement for Series Drop 002 Interests (incorporated by reference to Exhibit 4.2 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.3	Form of Subscription Agreement for Series Drop 003 Interests (incorporated by reference to Exhibit 4.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.4	Form of Subscription Agreement for Series Drop 004 Interests (incorporated by reference to Exhibit 4.4 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.5	Form of Subscription Agreement for Series Drop 005 Interests (incorporated by reference to Exhibit 4.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.6	Form of Subscription Agreement for Series Drop 008 Interests (incorporated by reference to Exhibit 4.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.7	Form of Subscription Agreement for Series Drop 009 Interests (incorporated by reference to Exhibit 4.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.8	Form of Subscription Agreement for Series Drop 010 Interests (incorporated by reference to Exhibit 4.10 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.9	Form of Subscription Agreement for Series Gallery Drop 011 Interests (incorporated by reference to Exhibit 4.11 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.10	Form of Subscription Agreement for Series Gallery Drop 012 Interests (incorporated by reference to Exhibit 4.12 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.11	Form of Subscription Agreement for Series Gallery Drop 013 Interests (incorporated by reference to Exhibit 4.11 to the Current Report on Form 1-U filed on October 5, 2020)
4.12	Form of Subscription Agreement for Series Gallery Drop 014 Interests (incorporated by reference to Exhibit 4.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.13	Form of Subscription Agreement for Series Gallery Drop 015 Interests (incorporated by reference to Exhibit 4.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.14	Form of Subscription Agreement for Series Gallery Drop 016 Interests (incorporated by reference to Exhibit 4.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
4.15	Form of Subscription Agreement for Series Gallery Drop 017 Interests (incorporated by reference to Exhibit 4.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
4.16	Form of Subscription Agreement for Series Gallery Drop 018 Interests (incorporated by reference to Exhibit 4.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)
4.17	Form of Subscription Agreement for Series Gallery Drop 019 Interests (incorporated by reference to Exhibit 4.17 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

4.18	Form of Subscription Agreement for Series Gallery Drop 020 Interests (incorporated by reference to Exhibit 4.18 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
4.19	Form of Subscription Agreement for Series Gallery Drop 021 Interests (incorporated by reference to Exhibit 4.19 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
4.20	Form of Subscription Agreement for Series Gallery Drop 022 Interests (incorporated by reference to Exhibit 4.20 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
4.21	Form of Subscription Agreement for Series Gallery Drop 023 Interests (incorporated by reference to Exhibit 4.21 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
4.22	Form of Subscription Agreement for Series Gallery Drop 024 Interests (incorporated by reference to Exhibit 4.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
4.23	Form of Subscription Agreement for Series Gallery Drop 025 Interests (incorporated by reference to Exhibit 4.23 to the Current Report on Form 1-U filed on October 5, 2020)
4.24	Form of Subscription Agreement for Series Gallery Drop 026 Interests (incorporated by reference to Exhibit 4.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
4.25	Form of Subscription Agreement for Series Gallery Drop 027 Interests (incorporated by reference to Exhibit 4.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
4.26	Form of Subscription Agreement for Series Gallery Drop 028 Interests (incorporated by reference to Exhibit 4.26 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
4.27	Form of Subscription Agreement for Series Gallery Drop 029 Interests (incorporated by reference to Exhibit 4.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
4.28	Form of Subscription Agreement for Series Gallery Drop 030 Interests (incorporated by reference to Exhibit 4.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
4.29	Form of Subscription Agreement for Series Gallery Drop 031 Interests (incorporated by reference to Exhibit 4.29 to the Current Report on Form 1-U filed on October 5, 2020)
4.30	Form of Subscription Agreement for Series Gallery Drop 032 Interests (incorporated by reference to Exhibit 4.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
4.31	Form of Subscription Agreement for Series Gallery Drop 033 Interests (incorporated by reference to Exhibit 4.31 to the Current Report on Form 1-U filed on October 5, 2020)
4.32	Form of Subscription Agreement for Series Gallery Drop 034 Interests (incorporated by reference to Exhibit 4.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
4.33	Form of Subscription Agreement for Series Gallery Drop 035 Interests (incorporated by reference to Exhibit 4.33 to the Current Report on Form 1-U filed on October 5, 2020)
4.34	Form of Subscription Agreement for Series Gallery Drop 036 Interests (incorporated by reference to Exhibit 4.34 to the Current Report on Form 1-U filed on October 5, 2020)
4.35	Form of Subscription Agreement for Series Gallery Drop 037 Interests (incorporated by reference to Exhibit 4.35 to the Current Report on Form 1-U filed on October 5, 2020)
4.36	Form of Subscription Agreement for Series Gallery Drop 038 Interests (incorporated by reference to Exhibit 4.36 to the Current Report on Form 1-U filed on October 5, 2020)
4.37	Form of Subscription Agreement for Series Gallery Drop 039 Interests (incorporated by reference to Exhibit 4.37 to the Current Report on Form 1-U filed on October 5, 2020)
4.38	Form of Subscription Agreement for Series Gallery Drop 040 Interests (incorporated by reference to Exhibit 4.38 to the Current Report on Form 1-U filed on October 5, 2020)
4.39	Form of Subscription Agreement for Series Gallery Drop 041 Interests (incorporated by reference to Exhibit 4.39 to the Current Report on Form 1-U filed on October 5, 2020)
4.40	Form of Subscription Agreement for Series Gallery Drop 042 Interests (incorporated by reference to Exhibit 4.40 to the Current Report on Form 1-U filed on October 5, 2020)

4.41	Form of Subscription Agreement for Series Gallery Drop 043 Interests (incorporated by reference to Exhibit 4.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
4.42	Form of Subscription Agreement for Series Gallery Drop 044 Interests (incorporated by reference to Exhibit 4.42 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
4.43	Form of Subscription Agreement for Series Gallery Drop 045 Interests (incorporated by reference to Exhibit 4.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
4.44	Form of Subscription Agreement for Series Gallery Drop 046 Interests (incorporated by reference to Exhibit 4.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.45	Form of Subscription Agreement for Series Gallery Drop 047 Interests (incorporated by reference to Exhibit 4.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.46	Form of Subscription Agreement for Series Gallery Drop 048 Interests (incorporated by reference to Exhibit 4.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.47	Form of Subscription Agreement for Series Gallery Drop 049 Interests (incorporated by reference to Exhibit 4.47 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.48	Form of Subscription Agreement for Series Gallery Drop 050 Interests (incorporated by reference to Exhibit 4.48 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.49	Form of Subscription Agreement for Series Gallery Drop 051 Interests (incorporated by reference to Exhibit 4.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.50	Form of Subscription Agreement for Series Gallery Drop 052 Interests (incorporated by reference to Exhibit 4.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.51	Form of Subscription Agreement for Series Gallery Drop 053 Interests (incorporated by reference to Exhibit 4.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.52	Form of Subscription Agreement for Series Gallery Drop 054 Interests (incorporated by reference to Exhibit 4.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.53	Form of Subscription Agreement for Series Gallery Drop 055 Interests (incorporated by reference to Exhibit 4.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.54	Form of Subscription Agreement for Series Gallery Drop 056 Interests (incorporated by reference to Exhibit 4.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.55	Form of Subscription Agreement for Series Gallery Drop 057 Interests (incorporated by reference to Exhibit 4.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.56	Form of Subscription Agreement for Series Gallery Drop 058 Interests (incorporated by reference to Exhibit 4.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

4.57	Form of Subscription Agreement for Series Gallery Drop 059 Interests (incorporated by reference to Exhibit 4.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.58	Form of Subscription Agreement for Series Gallery Drop 060 Interests (incorporated by reference to Exhibit 4.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.59	Form of Subscription Agreement for Series Gallery Drop 061 Interests (incorporated by reference to Exhibit 4.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.60	Form of Subscription Agreement for Series Gallery Drop 062 Interests (incorporated by reference to Exhibit 4.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.61	Form of Subscription Agreement for Series Gallery Drop 063 Interests (incorporated by reference to Exhibit 4.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.62	Form of Subscription Agreement for Series Gallery Drop 064 Interests (incorporated by reference to Exhibit 4.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.63	Form of Subscription Agreement for Series Gallery Drop 065 Interests (incorporated by reference to Exhibit 4.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.64	Form of Subscription Agreement for Series Gallery Drop 066 Interests (incorporated by reference to Exhibit 4.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.65	Form of Subscription Agreement for Series Gallery Drop 067 Interests (incorporated by reference to Exhibit 4.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.66	Form of Subscription Agreement for Series Gallery Drop 068 Interests (incorporated by reference to Exhibit 4.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.67	Form of Subscription Agreement for Series Gallery Drop 069 Interests (incorporated by reference to Exhibit 4.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.68	Form of Subscription Agreement for Series Gallery Drop 070 Interests (incorporated by reference to Exhibit 4.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.69	Form of Subscription Agreement for Series Gallery Drop 071 Interests (incorporated by reference to Exhibit 4.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.70	Form of Subscription Agreement for Series Gallery Drop 072 Interests (incorporated by reference to Exhibit 4.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.71	Form of Subscription Agreement for Series Gallery Drop 073 Interests (incorporated by reference to Exhibit 4.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.72	Form of Subscription Agreement for Series Gallery Drop 074 Interests (incorporated by reference to Exhibit 4.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

4.73	Form of Subscription Agreement for Series Gallery Drop 075 Interests (incorporated by reference to Exhibit 4.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.74	Form of Subscription Agreement for Series Gallery Drop 076 Interests (incorporated by reference to Exhibit 4.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.75	Form of Subscription Agreement for Series Gallery Drop 077 Interests (incorporated by reference to Exhibit 4.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.76	Form of Subscription Agreement for Series Gallery Drop 078 Interests (incorporated by reference to Exhibit 4.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.77	Form of Subscription Agreement for Series Gallery Drop 079 Interests (incorporated by reference to Exhibit 4.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.78	Form of Subscription Agreement for Series Gallery Drop 080 Interests (incorporated by reference to Exhibit 4.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.79	Form of Subscription Agreement for Series Gallery Drop 082 Interests (incorporated by reference to Exhibit 4.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.80	Form of Subscription Agreement for Series Gallery Drop 083 Interests (incorporated by reference to Exhibit 4.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.81	Form of Subscription Agreement for Series Gallery Drop 086 Interests (incorporated by reference to Exhibit 4.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.82	Form of Subscription Agreement for Series Gallery Drop 089 Interests (incorporated by reference to Exhibit 4.87 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.83	Form of Subscription Agreement for Series Gallery Drop 091 Interests (incorporated by reference to Exhibit 4.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.84	Form of Subscription Agreement for Series Gallery Drop 093 Interests (incorporated by reference to Exhibit 4.91 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.85	Form of Subscription Agreement for Series Gallery Drop 094 Interests (incorporated by reference to Exhibit 4.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.86	Form of Subscription Agreement for Series Gallery Drop 095 Interests (incorporated by reference to Exhibit 4.93 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.87	Form of Subscription Agreement for Series Gallery Drop 096 Interests (incorporated by reference to Exhibit 4.94 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.88	Form of Subscription Agreement for Series Gallery Drop 097 Interests (incorporated by reference to Exhibit 4.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

4.89	Form of Subscription Agreement for Series Gallery Drop 098 Interests (incorporated by reference to Exhibit 4.96 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.90	Form of Subscription Agreement for Series Gallery Drop 099 Interests (incorporated by reference to Exhibit 4.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.91	Form of Subscription Agreement for Series Gallery Drop 100 Interests (incorporated by reference to Exhibit 4.98 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.92	Form of Subscription Agreement for Series Gallery Drop 101 Interests (incorporated by reference to Exhibit 4.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.93	Form of Subscription Agreement for Series Gallery Drop 102 Interests (incorporated by reference to Exhibit 4.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.94	Form of Subscription Agreement for Series Gallery Drop 103 Interests (incorporated by reference to Exhibit 4.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.95	Form of Subscription Agreement for Series Gallery Drop 104 Interests (incorporated by reference to Exhibit 4.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.96	Form of Subscription Agreement for Series Gallery Drop 105 Interests (incorporated by reference to Exhibit 4.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.97	Form of Subscription Agreement for Series Gallery Drop 107 Interests (incorporated by reference to Exhibit 4.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.98	Form of Subscription Agreement for Series Gallery Drop 108 Interests (incorporated by reference to Exhibit 4.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.99	Form of Subscription Agreement for Series Gallery Drop 109 Interests (incorporated by reference to Exhibit 4.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.100	Form of Subscription Agreement for Series Gallery Drop 110 Interests (incorporated by reference to Exhibit 4.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
4.101	Form of Subscription Agreement for Series Gallery Drop 111 Interests (incorporated by reference to Exhibit 4.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
4.102	Form of Subscription Agreement for Series Gallery Drop 112 Interests (incorporated by reference to Exhibit 4.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
4.103	Form of Subscription Agreement for Series Gallery Drop 113 Interests (incorporated by reference to Exhibit 4.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
4.104	Form of Subscription Agreement for Series Gallery Drop 114 Interests (incorporated by reference to Exhibit 4.112 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
4.105	Form of Subscription Agreement for Series Gallery Drop 115 Interests (incorporated by reference to Exhibit 4.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
4.114
Form of Subscription Agreement for Series Gallery Drop 116 Interests (incorporated by reference to Exhibit 4.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

4.115	Form of Subscription Agreement for Series Gallery Drop 117 Interests (incorporated by reference to Exhibit 4.115 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 28, 2021)
4.116	Form of Subscription Agreement for Series Gallery Drop 119 Interests (incorporated by reference to Exhibit 4.117 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

4.117	Form of Subscription Agreement for Series Gallery Drop 121 Interests (incorporated by reference to Exhibit 4.119 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)
4.118	Form of Subscription Agreement for Series Gallery Drop 122 Interests (incorporated by reference to Exhibit 4.120 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)
4.119	Form of Subscription Agreement for Series Gallery Drop 123 Interests (incorporated by reference to Exhibit 4.121 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)
6.1.1
Termination Agreement, dated October 5, 2020, between Otis Gallery LLC and North Capital Private Securities Corporation (incorporated by reference to Exhibit 6.1.1 to the Current Report on Form 1-U filed on October 5, 2020)

6.1.2
Broker-Dealer Agreement, dated September 3, 2020, between Otis Gallery LLC and Dalmore Group, LLC (incorporated by reference to Exhibit 6.1.2 to the Current Report on Form 1-U filed on October 5, 2020)

6.1.3	PPEX ATS Company Agreement, dated April 29, 2021, between Otis Gallery LLC and North Capital Private Securities Corporation (incorporated by reference to Exhibit 6.1.3 to the Current Report on Form 1-U filed on July 21, 2021)
6.1.4.1	Secondary Market Transactions Engagement Letter, dated April 29, 2021, between Otis Gallery LLC and Dalmore Group, LLC (incorporated by reference to Exhibit 6.1.4 to the Current Report on Form 1-U filed on July 21, 2021)
6.1.4.2	Amendment No. 1 to Secondary Market Transactions Engagement Letter, dated September 16, 2022, between Otis Gallery LLC and Dalmore Group, LLC (incorporated by reference to Exhibit 6.1.4.2 to the Current Report on Form 1-U filed on September 19, 2022)
6.2
Asset Management Agreement, dated February 19, 2019, between Otis Wealth, Inc. and Series #KW, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.2 to the Offering Statement on Form 1-A filed on February 20, 2019)

6.3
Purchase and Sale Agreement, dated February 19, 2019, between Series #KW, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.3 to the Offering Statement on Form 1-A filed on February 20, 2019)

6.4
Promissory Note issued by Series #KW, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 19, 2019 (incorporated by reference to Exhibit 6.4 to the Offering Statement on Form 1-A filed on February 20, 2019)

6.5
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 002, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.6
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 002, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.6 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.7
Promissory Note issued by Series Drop 002, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.7 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.8
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 003, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.9
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 003, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.10
Promissory Note issued by Series Drop 003, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.10 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.11
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 004, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.11 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.12
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 004, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.12 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.13
Promissory Note issued by Series Drop 004, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.13 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.14
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 005, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.15
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 005, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.16
Promissory Note issued by Series Drop 005, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.17
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.23 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.18
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 008, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.19
Promissory Note issued by Series Drop 008, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.20
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 009, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.26 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.21
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 009, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.22
Promissory Note issued by Series Drop 009, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.23
Asset Management Agreement, dated September 16, 2019, between Otis Wealth, Inc. and Series Drop 010, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.29 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.24
Purchase and Sale Agreement, dated September 16, 2019, between Series Drop 010, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.25
Promissory Note issued by Series Drop 010, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 16, 2019 (incorporated by reference to Exhibit 6.31 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.26
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 011, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.27
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 011, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.33 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.28
Promissory Note issued by Series Gallery Drop 011, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.34 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.29
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 012, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.35 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.30
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 012, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.36 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.31
Promissory Note issued by Series Gallery Drop 012, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.37 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.32
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 013, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.38 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.33
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 013, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.39 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.34
Promissory Note issued by Series Gallery Drop 013, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.40 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.35
Asset Management Agreement, dated December 17, 2019, between Otis Wealth, Inc. and Series Gallery Drop 014, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.36
Purchase and Sale Agreement, dated December 17, 2019, between Series Gallery Drop 014, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.42 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.37
Promissory Note issued by Series Gallery Drop 014, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 17, 2019 (incorporated by reference to Exhibit 6.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.38
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 015, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.39
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 015, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.40
Promissory Note issued by Series Gallery Drop 015, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.41
Asset Management Agreement, dated March 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 016, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.42
Purchase and Sale Agreement, dated March 18, 2020, between Series Gallery Drop 016, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.42 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.43
Promissory Note issued by Series Gallery Drop 016, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 18, 2020 (incorporated by reference to Exhibit 6.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.44
Asset Management Agreement, dated March 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 017, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.45
Purchase and Sale Agreement, dated March 18, 2020, between Series Gallery Drop 017, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.46
Promissory Note issued by Series Gallery Drop 017, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 18, 2020 (incorporated by reference to Exhibit 6.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.47
Asset Management Agreement, dated May 13, 2020, between Otis Wealth, Inc. and Series Gallery Drop 018, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.47 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

6.48
Purchase and Sale Agreement, dated May 13, 2020, between Series Gallery Drop 018, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.48 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

6.49
Promissory Note issued by Series Gallery Drop 018, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 13, 2020 (incorporated by reference to Exhibit 6.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

6.50
Asset Management Agreement, dated May 28, 2020, between Otis Wealth, Inc. and Series Gallery Drop 019, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.51
Purchase and Sale Agreement, dated May 28, 2020, between Series Gallery Drop 019, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.52
Promissory Note issued by Series Gallery Drop 019, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 28, 2020 (incorporated by reference to Exhibit 6.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.53
Asset Management Agreement, dated May 28, 2020, between Otis Wealth, Inc. and Series Gallery Drop 020, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.54
Purchase and Sale Agreement, dated May 28, 2020, between Series Gallery Drop 020, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.55
Promissory Note issued by Series Gallery Drop 020, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 28, 2020 (incorporated by reference to Exhibit 6.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.56
Asset Management Agreement, dated May 29, 2020, between Otis Wealth, Inc. and Series Gallery Drop 021, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.57
Purchase and Sale Agreement, dated May 29, 2020, between Series Gallery Drop 021, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.58
Promissory Note issued by Series Gallery Drop 021, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 29, 2020 (incorporated by reference to Exhibit 6.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.59
Asset Management Agreement, dated June 2, 2020, between Otis Wealth, Inc. and Series Gallery Drop 022, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.60
Purchase and Sale Agreement, dated June 2, 2020, between Series Gallery Drop 022, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.61
Promissory Note issued by Series Gallery Drop 022, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 2, 2020 (incorporated by reference to Exhibit 6.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.62
Asset Management Agreement, dated June 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 023, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.63
Purchase and Sale Agreement, dated June 10, 2020, between Series Gallery Drop 023, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.64
Promissory Note issued by Series Gallery Drop 023, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 10, 2020 (incorporated by reference to Exhibit 6.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.65
Asset Management Agreement, dated June 9, 2020, between Otis Wealth, Inc. and Series Gallery Drop 024, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.66
Purchase and Sale Agreement, dated June 9, 2020, between Series Gallery Drop 024, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.67
Promissory Note issued by Series Gallery Drop 024, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2020 (incorporated by reference to Exhibit 6.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.68
Asset Management Agreement, dated June 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 025, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.69
Purchase and Sale Agreement, dated June 10, 2020, between Series Gallery Drop 025, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.70
Promissory Note issued by Series Gallery Drop 025, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 10, 2020 (incorporated by reference to Exhibit 6.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.71
Asset Management Agreement, dated June 9, 2020, between Otis Wealth, Inc. and Series Gallery Drop 026, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.72
Purchase and Sale Agreement, dated June 9, 2020, between Series Gallery Drop 026, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.73
Promissory Note issued by Series Gallery Drop 026, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2020 (incorporated by reference to Exhibit 6.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.74
Asset Management Agreement, dated July 8, 2020, between Otis Wealth, Inc. and Series Gallery Drop 027, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.75
Purchase and Sale Agreement, dated July 8, 2020, between Series Gallery Drop 027, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.76
Promissory Note issued by Series Gallery Drop 027, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2020 (incorporated by reference to Exhibit 6.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.77
Asset Management Agreement, dated July 8, 2020, between Otis Wealth, Inc. and Series Gallery Drop 028, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.78
Purchase and Sale Agreement, dated July 8, 2020, between Series Gallery Drop 028, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.79
Promissory Note issued by Series Gallery Drop 028, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2020 (incorporated by reference to Exhibit 6.79 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.80
Asset Management Agreement, dated July 8, 2020, between Otis Wealth, Inc. and Series Gallery Drop 029, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.81
Purchase and Sale Agreement, dated July 8, 2020, between Series Gallery Drop 029, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.82
Promissory Note issued by Series Gallery Drop 029, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2020 (incorporated by reference to Exhibit 6.82 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.83
Asset Management Agreement, dated July 31, 2020, between Otis Wealth, Inc. and Series Gallery Drop 030, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.83 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7,

6.84
Purchase and Sale Agreement, dated July 31, 2020, between Series Gallery Drop 030, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.85
Promissory Note issued by Series Gallery Drop 030, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 31, 2020 (incorporated by reference to Exhibit 6.85 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.86
Asset Management Agreement, dated July 31, 2020, between Otis Wealth, Inc. and Series Gallery Drop 031, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.86 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.87
Purchase and Sale Agreement, dated July 31, 2020, between Series Gallery Drop 031, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.87 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.88
Promissory Note issued by Series Gallery Drop 031, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 31, 2020 (incorporated by reference to Exhibit 6.88 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.89
Asset Management Agreement, dated August 3, 2020, between Otis Wealth, Inc. and Series Gallery Drop 032, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.90
Purchase and Sale Agreement, dated August 3, 2020, between Series Gallery Drop 032, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.90 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.91
Promissory Note issued by Series Gallery Drop 032, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 3, 2020 (incorporated by reference to Exhibit 6.91 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.92
Asset Management Agreement, dated July 31, 2020, between Otis Wealth, Inc. and Series Gallery Drop 033, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.93
Purchase and Sale Agreement, dated July 31, 2020, between Series Gallery Drop 033, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.93 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.94
Promissory Note issued by Series Gallery Drop 033, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 31, 2020 (incorporated by reference to Exhibit 6.94 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.95
Asset Management Agreement, dated August 3, 2020, between Otis Wealth, Inc. and Series Gallery Drop 034, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.96
Purchase and Sale Agreement, dated August 3, 2020, between Series Gallery Drop 034, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.96 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.97
Promissory Note issued by Series Gallery Drop 034, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 3, 2020 (incorporated by reference to Exhibit 6.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.98
Asset Management Agreement, dated August 4, 2020, between Otis Wealth, Inc. and Series Gallery Drop 035, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.98 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.99
Purchase and Sale Agreement, dated August 4, 2020, between Series Gallery Drop 035, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.100
Promissory Note issued by Series Gallery Drop 035, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 4, 2020 (incorporated by reference to Exhibit 6.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.101
Asset Management Agreement, dated August 4, 2020, between Otis Wealth, Inc. and Series Gallery Drop 036, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.102
Purchase and Sale Agreement, dated August 4, 2020, between Series Gallery Drop 036, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.103
Promissory Note issued by Series Gallery Drop 036, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 4, 2020 (incorporated by reference to Exhibit 6.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.104
Asset Management Agreement, dated August 4, 2020, between Otis Wealth, Inc. and Series Gallery Drop 037, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.104 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.105
Purchase and Sale Agreement, dated August 4, 2020, between Series Gallery Drop 037, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.106
Promissory Note issued by Series Gallery Drop 037, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 4, 2020 (incorporated by reference to Exhibit 6.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.107
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 038, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.108
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 038, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.109
Promissory Note issued by Series Gallery Drop 038, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.110
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 039, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.111
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 039, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.112
Promissory Note issued by Series Gallery Drop 039, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.112 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.113
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 040, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.114
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 040, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.115
Promissory Note issued by Series Gallery Drop 040, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.115 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.116
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 041, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.116 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.117
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 041, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.117 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.118
Promissory Note issued by Series Gallery Drop 041, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.118 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.119
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 042, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.119 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.120
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 042, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.120 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.121
Promissory Note issued by Series Gallery Drop 042, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.121 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.122
Asset Management Agreement, dated October 6, 2020, between Otis Wealth, Inc. and Series Gallery Drop 043, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.122 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.123
Purchase and Sale Agreement, dated October 6, 2020, between Series Gallery Drop 043, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.123 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.124
Promissory Note issued by Series Gallery Drop 043, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on October 6, 2020 (incorporated by reference to Exhibit 6.124 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.125
Asset Management Agreement, dated October 6, 2020, between Otis Wealth, Inc. and Series Gallery Drop 044, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.125 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.126.1
Purchase and Sale Agreement, dated October 6, 2020, between Series Gallery Drop 044, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.126 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.126.2
Purchase and Sale Agreement, Addendum dated April 15, 2021, between Series Gallery Drop 044, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.126.2 to Form 1-K filed on April 30, 2021)

6.127
Promissory Note issued by Series Gallery Drop 044, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on October 6, 2020 (incorporated by reference to Exhibit 6.127 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.128
Asset Management Agreement, dated October 6, 2020, between Otis Wealth, Inc. and Series Gallery Drop 045, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.128 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.129
Purchase and Sale Agreement, dated October 6, 2020, between Series Gallery Drop 045, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.129 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.130
Promissory Note issued by Series Gallery Drop 045, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on October 6, 2020 (incorporated by reference to Exhibit 6.130 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.131
Asset Management Agreement, dated November 11, 2020, between Otis Wealth, Inc. and Series Gallery Drop 046, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.131 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.132
Purchase and Sale Agreement, dated November 11, 2020, between Series Gallery Drop 046, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.132 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.133
Promissory Note issued by Series Gallery Drop 046, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 11, 2020 (incorporated by reference to Exhibit 6.133 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.134
Asset Management Agreement, dated November 11, 2020, between Otis Wealth, Inc. and Series Gallery Drop 047, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.134 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.135
Purchase and Sale Agreement, dated November 11, 2020, between Series Gallery Drop 047, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.135 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.136
Promissory Note issued by Series Gallery Drop 047, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 11, 2020 (incorporated by reference to Exhibit 6.136 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.137
Asset Management Agreement, dated November 11, 2020, between Otis Wealth, Inc. and Series Gallery Drop 048, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.137 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.138
Purchase and Sale Agreement, dated November 11, 2020, between Series Gallery Drop 048, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.138 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.139
Promissory Note issued by Series Gallery Drop 048, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 11, 2020 (incorporated by reference to Exhibit 6.139 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.140
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 049, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.140 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.141
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 049, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.141 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.142
Promissory Note issued by Series Gallery Drop 049, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.142 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.143
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 050, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.143 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.144
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 050, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.144 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.145
Promissory Note issued by Series Gallery Drop 050, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.145 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.146
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 051, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.146 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.147
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 051, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.147 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.148
Promissory Note issued by Series Gallery Drop 051, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.148 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.149
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 052, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.149 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.150
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 052, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.150 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.151
Promissory Note issued by Series Gallery Drop 052, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.151 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.152
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 053, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.152 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.153
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 053, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.153 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.154
Promissory Note issued by Series Gallery Drop 053, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.154 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.155
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 054, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.155 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.156
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 054, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.156 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.157
Promissory Note issued by Series Gallery Drop 054, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.157 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.158
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 055, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.158 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.159
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 055, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.159 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.160
Promissory Note issued by Series Gallery Drop 055, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.160 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.161
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 056, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.161 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.162
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 056, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.162 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.163
Promissory Note issued by Series Gallery Drop 056, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.163 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.164
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 057, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.164 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.165
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 057, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.165 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.166
Promissory Note issued by Series Gallery Drop 057, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.166 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.167
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 058, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.167 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.168
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 058, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.168 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.169
Promissory Note issued by Series Gallery Drop 058, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.169 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.170
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 059, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.170 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.171
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 059, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.171 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.172
Promissory Note issued by Series Gallery Drop 059, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.172 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.173
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 060, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.173 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.174
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 060, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.174 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.175
Promissory Note issued by Series Gallery Drop 060, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.175 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.176
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 061, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.176 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.177
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 061, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.177 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.178
Promissory Note issued by Series Gallery Drop 061, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.178 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.179
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 062, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.179 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.180
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 062, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.180 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.181
Promissory Note issued by Series Gallery Drop 062, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.181 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.182
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 063, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.182 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.183
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 063, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.183 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.184
Promissory Note issued by Series Gallery Drop 063, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.184 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.185
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 064, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.185 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.186
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 064, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.186 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.187
Promissory Note issued by Series Gallery Drop 064, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.187 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.188
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 065, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.188 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.189
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 065, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.189 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.190
Promissory Note issued by Series Gallery Drop 065, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.190 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.191
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 066, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.191 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.192
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 066, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.192 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.193
Promissory Note issued by Series Gallery Drop 066, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.193 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.194
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 067, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.194 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.195
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 067, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.195 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.196
Promissory Note issued by Series Gallery Drop 067, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.196 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.197
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 068, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.197 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.198
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 068, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.198 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.199
Promissory Note issued by Series Gallery Drop 068, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.199 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.200
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 069, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.200 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.201
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 069, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.201 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.202
Promissory Note issued by Series Gallery Drop 069, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.202 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.203
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 070, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.203 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.204
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 070, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.204 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.205
Promissory Note issued by Series Gallery Drop 070, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.205 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.206
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 071, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.206 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.207
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 071, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.207 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.208
Promissory Note issued by Series Gallery Drop 071, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.208 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.209
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 072, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.209 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.210
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 072, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.210 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.211
Promissory Note issued by Series Gallery Drop 072, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.211 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.212
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 073, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.212 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.213
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 073, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.213 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.214
Promissory Note issued by Series Gallery Drop 073, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.214 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.215
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 074, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.215 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.216
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 074, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.216 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.217
Promissory Note issued by Series Gallery Drop 074, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.217 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.218
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 075, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.218 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.219
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 075, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.219 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.220
Promissory Note issued by Series Gallery Drop 075, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.220 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.221
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 076, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.221 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.222
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 076, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.222 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.223
Promissory Note issued by Series Gallery Drop 076, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.223 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.224
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 077, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.224 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.225
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 077, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.225 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.226
Promissory Note issued by Series Gallery Drop 077, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.226 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.227
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 078, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.227 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.228
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 078, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.228 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.229
Promissory Note issued by Series Gallery Drop 078, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.229 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.230
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 079, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.230 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.231
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 079, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.231 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.232
Promissory Note issued by Series Gallery Drop 079, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.232 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.233
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 080, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.233 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.234
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 080, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.234 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.235
Promissory Note issued by Series Gallery Drop 080, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.235 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.236
Asset Management Agreement, dated February 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 082, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.239 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.237
Purchase and Sale Agreement, dated February 9, 2021, between Series Gallery Drop 082, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.240 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.238
Promissory Note issued by Series Gallery Drop 082, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 9, 2021 (incorporated by reference to Exhibit 6.241 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.239
Asset Management Agreement, dated February 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 083, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.242 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.240
Purchase and Sale Agreement, dated February 9, 2021, between Series Gallery Drop 083, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.243 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.241
Promissory Note issued by Series Gallery Drop 083, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 9, 2021 (incorporated by reference to Exhibit 6.244 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.242
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 086, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.251 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.243
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 086, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.252 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.244
Promissory Note issued by Series Gallery Drop 086, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.253 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.245
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 089, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.260 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.246
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 089, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.261 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.247
Promissory Note issued by Series Gallery Drop 089, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.262 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.248
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 091, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.266 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.249
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 091, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.267 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.250
Promissory Note issued by Series Gallery Drop 091, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.268 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.251
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 093, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.272 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.252
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 093, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.273 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.253
Promissory Note issued by Series Gallery Drop 093, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.274 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.254
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 094, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.275 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.255
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 094, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.276 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.256
Promissory Note issued by Series Gallery Drop 094, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.277 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.257
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 095, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.278 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.258
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 095, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.279 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.259
Promissory Note issued by Series Gallery Drop 095, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.280 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.260
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 096, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.281 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.261
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 096, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.282 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.262
Promissory Note issued by Series Gallery Drop 096, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.283 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.263
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 097, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.284 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.264
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 097, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.285 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.265
Promissory Note issued by Series Gallery Drop 097, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.286 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.266
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 098, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.287 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.267
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 098, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.288 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.268
Promissory Note issued by Series Gallery Drop 098, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.289 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.269
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 099, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.290 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.270
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 099, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.291 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.271
Promissory Note issued by Series Gallery Drop 099, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.292 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.272
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 100, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.293 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.273
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 100, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.294 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.274
Promissory Note issued by Series Gallery Drop 100, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.295 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.275
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 101, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.296 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.276
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 101, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.297 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.277
Promissory Note issued by Series Gallery Drop 101, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.298 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.278
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 102, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.299 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.279
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 102, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.300 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.280
Promissory Note issued by Series Gallery Drop 102, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.301 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.281
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 103, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.302 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.282
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 103, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.303 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.283
Promissory Note issued by Series Gallery Drop 103, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.304 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.284
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 104, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.305 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.285
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 104, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.306 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.286
Promissory Note issued by Series Gallery Drop 104, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.307 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.287
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 105, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.308 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.288
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 105, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.309 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.289
Promissory Note issued by Series Gallery Drop 105, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.310 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.290
Asset Management Agreement, dated April 24, 2021, between Otis Wealth, Inc. and Series Gallery Drop 107, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.314 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.291
Purchase and Sale Agreement, dated April 24, 2021, between Series Gallery Drop 107, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.315 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.292
Promissory Note issued by Series Gallery Drop 107, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 24, 2021 (incorporated by reference to Exhibit 6.316 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.293
Asset Management Agreement, dated April 29, 2021, between Otis Wealth, Inc. and Series Gallery Drop 108, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.317 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.294
Purchase and Sale Agreement, dated May 3, 2021, between Series Gallery Drop 108, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.318 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.295
Promissory Note issued by Series Gallery Drop 108, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 3, 2021 (incorporated by reference to Exhibit 6.319 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.296
Asset Management Agreement, dated May 3, 2021, between Otis Wealth, Inc. and Series Gallery Drop 109, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.320 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.297
Purchase and Sale Agreement, dated May 3, 2021, between Series Gallery Drop 109, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.321 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.298
Promissory Note issued by Series Gallery Drop 109, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 3, 2021 (incorporated by reference to Exhibit 6.322 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.299
Asset Management Agreement, dated June 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 110, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.323 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.300
Purchase and Sale Agreement, dated June 9, 2021, between Series Gallery Drop 110, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.324 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.301
Promissory Note issued by Series Gallery Drop 110, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2021 (incorporated by reference to Exhibit 6.325 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.302
Asset Management Agreement, dated June 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 111, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.326 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.303
Purchase and Sale Agreement, dated June 9, 2021, between Series Gallery Drop 111, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.327 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.304
Promissory Note issued by Series Gallery Drop 111, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2021 (incorporated by reference to Exhibit 6.328 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.305
Asset Management Agreement, dated June 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 112, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.329 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.306
Purchase and Sale Agreement, dated June 9, 2021, between Series Gallery Drop 112, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.330 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.307
Promissory Note issued by Series Gallery Drop 112, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2021 (incorporated by reference to Exhibit 6.331 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.308
Asset Management Agreement, dated July 8, 2021, between Otis Wealth, Inc. and Series Gallery Drop 113, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.332 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.309
Purchase and Sale Agreement, dated July 8, 2021, between Series Gallery Drop 113, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.333 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.310
Promissory Note issued by Series Gallery Drop 113, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2021 (incorporated by reference to Exhibit 6.334 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.311
Asset Management Agreement, dated July 8, 2021, between Otis Wealth, Inc. and Series Gallery Drop 114, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.335 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.312
Purchase and Sale Agreement, dated July 8, 2021, between Series Gallery Drop 114, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.336 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.313
Promissory Note issued by Series Gallery Drop 114, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2021 (incorporated by reference to Exhibit 6.337 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.314
Asset Management Agreement, dated July 8, 2021, between Otis Wealth, Inc. and Series Gallery Drop 115, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.338 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.315
Purchase and Sale Agreement, dated July 8, 2021, between Series Gallery Drop 115, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.339 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.316
Promissory Note issued by Series Gallery Drop 115, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2021 (incorporated by reference to Exhibit 6.340 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.317
Asset Management Agreement, dated September 15, 2021, between Otis Wealth, Inc. and Series Gallery Drop 116, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.341 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

6.318
Purchase and Sale Agreement, dated September 15, 2021, between Series Gallery Drop 116, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.342 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

6.319
Promissory Note issued by Series Gallery Drop 116, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 15, 2021 (incorporated by reference to Exhibit 6.343 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

6.320
Asset Management Agreement, dated October 25, 2021, between Otis Wealth, Inc. and Series Gallery Drop 117, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.344 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 28, 2021)

6.321
Purchase and Sale Agreement, dated October 25, 2021, between Series Gallery Drop 117, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.345 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 28, 2021)

6.322
Promissory Note issued by Series Gallery Drop 117, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on October 25, 2021 (incorporated by reference to Exhibit 6.346 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 28, 2021)

6.323
Asset Management Agreement, dated November 30, 2021, between Otis Wealth, Inc. and Series Gallery Drop 119, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.350 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.324
Purchase and Sale Agreement, dated November 30, 2021, between Series Gallery Drop 119, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.351 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.325
Promissory Note issued by Series Gallery Drop 119, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 30, 2021 (incorporated by reference to Exhibit 6.352 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.326
Asset Management Agreement, dated November 30, 2021, between Otis Wealth, Inc. and Series Gallery Drop 121, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.356 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.327
Purchase and Sale Agreement, dated November 30, 2021, between Series Gallery Drop 121, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.357 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.328
Promissory Note issued by Series Gallery Drop 121, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 30, 2021 (incorporated by reference to Exhibit 6.358 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.329
Asset Management Agreement, dated November 30, 2021, between Otis Wealth, Inc. and Series Gallery Drop 122, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.359 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.330
Purchase and Sale Agreement, dated November 30, 2021, between Series Gallery Drop 122, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.360 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.331
Promissory Note issued by Series Gallery Drop 122, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 30, 2021 (incorporated by reference to Exhibit 6.361 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.332
Asset Management Agreement, dated November 30, 2021, between Otis Wealth, Inc. and Series Gallery Drop 123, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.362 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.333
Purchase and Sale Agreement, dated November 30, 2021, between Series Gallery Drop 123, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.363 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

6.334
Promissory Note issued by Series Gallery Drop 123, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 30, 2021 (incorporated by reference to Exhibit 6.364 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

8.1
Second Amended and Restated Escrow Agreement, dated July 9, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series #KW, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on July 10, 2019)

8.2
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 002, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.2 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.3
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 002, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.4
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 003, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.4 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.5
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 003, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.6
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 004, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.6 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.7
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 004, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.7 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.8
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 005, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.9
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 005, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.10
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.11
Amendment to Escrow Agreement, dated September 16, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.12
Second Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.13
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 009, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.17 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.14
Amendment to Escrow Agreement, dated September 20 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 009, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.18 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.15
Escrow Agreement, dated September 17, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 010, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.19 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.16
Amendment to Escrow Agreement, dated September 20 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 010, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.20 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.17
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 011, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.21 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

8.18
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 012, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

8.19
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 013, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.19 to the Current Report

8.20
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 014, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

8.21
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 015, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

8.22
Escrow Agreement, dated March 19, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 016, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

8.23
Escrow Agreement, dated March 19, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 017, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.23 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

8.24
Escrow Agreement, dated May 14, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 018, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

8.25
Escrow Agreement, dated May 29, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 019, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

8.26
Escrow Agreement, dated May 29, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 020, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.26 to the Post-Qualification Offering Statement on From 1-A POS filed on June 4, 2020)

8.27
Escrow Agreement, dated June 1, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 021, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

8.28
Escrow Agreement, dated June 3, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 022, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

8.29
Escrow Agreement, dated June 11, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 023, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.29 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

8.30
Escrow Agreement, dated June 11, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 024, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

8.31
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 025, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.31 to the Current Report

8.32
Escrow Agreement, dated June 11, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 026, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

8.33
Escrow Agreement, dated July 10, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 027, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.33 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

8.34
Escrow Agreement, dated July 10, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 028, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.34 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

8.35
Escrow Agreement, dated July 10, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 029, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.35 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020

8.36
Escrow Agreement, dated August 7, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 030, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.36 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

8.37
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 031, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.37 to the Current Report on Form 1-U filed on October 5, 2020)

8.38
Escrow Agreement, dated August 6, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 032, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.38 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

8.39
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 033, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.39 to the Current Report on Form 1-U filed on October 5, 2020)

8.40
Escrow Agreement, dated August 7, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 034, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.40 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

8.41
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 035, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.41 to the Current Report on Form 1-U filed on October 5, 2020)

8.42
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 036, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.42 to the Current Report on Form 1-U filed on October 5, 2020)

8.43
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 037, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.43 to the Current Report on Form 1-U filed on October 5, 2020)

8.44
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 038, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.44 to the Current Report on Form 1-U filed on October 5, 2020)

8.45
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 039, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.45 to the Current Report on Form 1-U filed on October 5, 2020)

8.46
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 040, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.46 to the Current Report on Form 1-U filed on October 5, 2020)

8.47
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 041, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.47 to the Current Report on Form 1-U filed on October 5, 2020)

8.48
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 042, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.48 to the Current Report on Form 1-U filed on October 5, 2020)

8.49
Escrow Agreement, dated October 7, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 043, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

8.50
Escrow Agreement, dated October 7, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 044, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

8.51
Escrow Agreement, dated October 7, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 045, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

8.52
Escrow Agreement, dated November 11, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 046, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.53
Escrow Agreement, dated November 11, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 047, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.54
Escrow Agreement, dated November 11, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 048, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.55
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 049, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.56
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 050, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.57
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 051, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.58
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 052, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.59
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 053, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.60
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 054, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.61
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 055, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.62
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 056, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.63
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 057, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.64
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 058, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.65
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 059, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.66
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 060, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.67
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 061, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.68
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 062, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.69
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 063, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.70
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 064, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.71
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 065, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.72
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 066, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.73
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 067, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.74
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 068, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.75
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 069, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.76
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 070, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.77
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 071, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.78
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 072, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.79
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 073, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.79 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.80
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 074, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.81
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 075, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.82
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 076, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.82 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.83
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 077, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.83 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.84
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 078, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.85
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 079, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.85 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.86
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 080, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.86 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.87
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 082, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.88 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.88
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 083, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.89
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 086, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.90
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 089, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.91
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 091, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.92
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 093, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.93
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 094, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.94
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 095, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.95
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 096, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.96
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 097, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.97
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 098, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.104 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.98
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 099, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.99
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 100, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.100
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 101, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.101
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 102, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.102
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 103, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.103
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 104, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.104
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 105, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.105
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 107, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.106
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 108, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.107
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 109, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.115 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.108
Escrow Agreement, dated June 10, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 110, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.116 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

8.109
Escrow Agreement, dated June 10, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 111, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.117 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

8.110
Escrow Agreement, dated June 10, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 112, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.118 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

8.111
Escrow Agreement, dated July 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 113, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.119 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

8.112
Escrow Agreement, dated July 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 114, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.120 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

8.113
Escrow Agreement, dated July 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 115, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.121 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

8.122
Escrow Agreement, dated September 15, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 116, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.122 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

8.123
Escrow Agreement, dated October 26, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 117, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.123 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 28, 2021)

8.124
Escrow Agreement, dated December 1, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 119, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.125 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

8.125
Escrow Agreement, dated December 1, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 121, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.127 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

8.126
Escrow Agreement, dated December 1, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 122, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.128 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

8.127
Escrow Agreement, dated December 1, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 123, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.129 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 2, 2021)

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 1, 2023.

OTIS GALLERY LLC By: Otis Wealth, Inc., its managing member
By:	/s/ Keith Marshall
Keith Marshall President, Secretary, Treasurer & Sole Director

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ Keith Marshall
President, Secretary, Treasurer & Sole Director of Otis Wealth, Inc. (as principal executive officer, principal financial officer, principal accounting officer and sole member of the board of directors of Otis Wealth, Inc.)
May 1, 2023
Keith Marshall

Otis Wealth, Inc.		Managing Member	May 1, 2023

By:	/s/ Keith Marshall
Name: Keith Marshall
Title: President, Secretary, Treasurer & Sole Director